As filed with the Securities and Exchange Commission on July 29, 2026

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

Registration Statement

under

Securities Act of 1933, as amended

Pre-Effective Amendment No. __

SEASONS SERIES TRUST

(Exact Name of Registrant as Specified in the Charter)

5300 Memorial Drive

Suite 1150, Houston, Texas 77007

(Address of Principal Executive Offices)

Telephone Number: (800) 858-8850

(Area Code and Telephone Number)

Kristina Magolis, Esq.

SunAmerica Asset Management, LLC

One World Trade Center, Suite J, 49th Floor

New York, NY 10007

(Name and Address of Agent for Service)

copies to

David W. Freese

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, without par value.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective August 28, 2026, pursuant to Rule 488 under the Securities Act of 1933.

GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Equity Income VIP Fund

Guardian Integrated Research VIP Fund

Guardian All Cap Core VIP Fund

Guardian Strategic Large Cap Core VIP Fund

Guardian Diversified Research VIP Fund

Guardian International Equity VIP Fund

Guardian Balanced Allocation VIP Fund

Guardian Total Return Bond VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Small Cap Value Diversified VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Growth & Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian International Growth VIP Fund

Guardian Global Utilities VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Core Fixed Income VIP Fund

Guardian U.S. Government/Credit VIP Fund

Guardian Small-Mid Cap Core VIP Fund

Guardian Select Mid Cap Core VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

10 Hudson Yards

New York, NY 10001

(212-598-8000)

[ ], 2026

Dear Contract Owner:

You are receiving the enclosed Combined Prospectus/Proxy Statement because you were the owner of a variable annuity contract or variable life insurance policy (each, a “Variable Contract”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), and some or all of your Variable Contract value was allocated to one or more of the following funds as of the close of business on [August 17, 2026]: the Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and/or Guardian Mid Cap Traditional Growth VIP Fund, each a series of Guardian Variable Products Trust (“GVPT”) (each, a “Target Portfolio” and, collectively, the “Target Portfolios”). Although you are not directly a shareholder of any Target Portfolio, as the owner of a Variable Contract issued by GIAC, you have the right to instruct GIAC how to vote shares of the Target Portfolio(s) that are attributable to your Variable Contract at a joint special meeting of shareholders to be held on [November 13, 2026] (with any postponements or adjournments thereof, the “Special Meeting”).

The Special Meeting will be held via teleconference on [Friday, November 13, 2026], at [ ] [a.m./p.m.] Eastern time, to vote on the proposals described in the Combined Prospectus/Proxy Statement.

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We are asking for your vote to approve a proposed reorganization of your Target Portfolio into a corresponding mutual fund advised by SunAmerica Asset Management, LLC (“SunAmerica”), each a series of SunAmerica Series Trust (“SAST”) or Seasons Series Trust (“SST”), as applicable, as set out in the following table under the heading “Acquiring Portfolios” (each, an “Acquiring Portfolio” and, collectively, the “Acquiring Portfolios” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”).

In a reorganization, your Target Portfolio shares would be exchanged for Class 1 or Class 3 shares, as applicable, of the corresponding Acquiring Portfolio with the same aggregate net asset value of the Target Portfolio shares that you held immediately prior to the closing of the reorganization. Shareholders of each Target Portfolio other than Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund will receive Class 3 shares of the corresponding Acquiring Portfolio in connection with the applicable reorganization. Shareholders of each of the Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund will receive Class 1 shares of the corresponding Acquiring Portfolio in connection with the applicable reorganization. As long as the Variable Contracts funded through the separate accounts of GIAC qualify as “variable contracts” under Section 817(d) of the Internal Revenue Code of 1986, as amended, none of the Reorganizations will be a taxable event for U.S. federal income tax purposes with respect to Contract Owners whose Variable Contract values are determined by investment in shares of the Target Portfolios, regardless of the tax status of the applicable Reorganization.

Target Portfolio	Acquiring Portfolio
Guardian Equity Income VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Value Portfolio, a series of SAST

Guardian Integrated Research VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian All Cap Core VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian Strategic Large Cap Core VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian Diversified Research VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian International Equity VIP Fund, a series of GVPT	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio), a series of SAST

Guardian Balanced Allocation VIP Fund, a series of GVPT	SA Index Allocation 60/40 Portfolio, a series of SAST

Guardian Total Return Bond VIP Fund, a series of GVPT	SA JPMorgan MFS Core Bond Portfolio, a series of SAST

Guardian Core Plus Fixed Income VIP Fund, a series of GVPT	SA JPMorgan MFS Core Bond Portfolio, a series of SAST

Guardian Large Cap Fundamental Growth VIP Fund, a series of GVPT	SA MFS Large Cap Growth Portfolio, a series of SAST

Guardian Small Cap Value Diversified VIP Fund, a series of GVPT	SA Franklin Small Company Value Portfolio, a series of SAST

Guardian Multi-Sector Bond VIP Fund, a series of GVPT	SA Multi-Managed Diversified Fixed Income Portfolio, a series of SST

Guardian Short Duration Bond VIP Fund, a series of GVPT	SA JPMorgan Ultra-Short Bond Portfolio, a series of SAST

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Target Portfolio	Acquiring Portfolio
Guardian Growth & Income VIP Fund, a series of GVPT	SA Franklin BW U.S. Large Cap Value Portfolio, a series of SAST

Guardian Large Cap Disciplined Value VIP Fund, a series of GVPT	SA Franklin BW U.S. Large Cap Value Portfolio, a series of SAST

Guardian International Growth VIP Fund, a series of GVPT	SA Fidelity Institutional AM International Growth Portfolio, a series of SAST

Guardian Global Utilities VIP Fund, a series of GVPT	SA Large Cap Value Index Portfolio, a series of SAST

Guardian Large Cap Disciplined Growth VIP Fund, a series of GVPT	SA Franklin Large Cap Disciplined Growth Portfolio, a newly created series of SAST

Guardian Core Fixed Income VIP Fund, a series of GVPT	SA Franklin Core Fixed Income Portfolio, a newly created series of SAST

Guardian U.S. Government/Credit VIP Fund, a series of GVPT	SA Franklin Core Fixed Income Portfolio, a newly created series of SAST

Guardian Small-Mid Cap Core VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Guardian Select Mid Cap Core VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Guardian Mid Cap Relative Value VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Guardian Mid Cap Traditional Growth VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Park Avenue Institutional Advisers LLC (“Park Avenue”), the investment manager to each Target Portfolio, believes that shareholders of each Target Portfolio will benefit from each reorganization due to SunAmerica’s focus on in-force variable annuity blocks of business, which is the product through which the vast majority of shareholders are invested in one or more Target Portfolios, as well as moving to an Acquiring Portfolio that is expected to have the same or lower total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) following the applicable reorganization, after excluding expenses due to estimated acquired fund fees and expenses and interest expenses. Park Avenue further believes that each Acquiring Portfolio’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with its corresponding Target Portfolio.

At a meeting of the Board of Trustees of GVPT (the “Board”) held on July 9, 2026, Park Avenue recommended that the Board consider and approve each proposed reorganization. The Board has determined that the proposed reorganization of each Target Portfolio with its corresponding Acquiring Portfolio is in the best interests of the Target Portfolio and the interests of the Target Portfolio’s existing shareholders will not be diluted as a result of the reorganization, and the Boards of Trustees of SAST and SST have determined that each proposed reorganization is in the best interests of the relevant Acquiring Portfolio and the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of each reorganization. If the reorganizations are approved by shareholders, they are expected to take effect during the fourth quarter of 2026. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting, which summarizes the matter on which you are being asked to vote; and

•

The Combined Prospectus/Proxy Statement, which provides information on the applicable Acquiring Portfolio, the specific proposal relating to your Target Portfolio being considered at the Special Meeting, and why the proposal is being made.

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Your Board recommends that you vote “FOR” each of the Proposals.

A “Questions and Answers” section is attached to assist you in evaluating each of the Proposals. We encourage you to review the enclosed materials carefully. You may vote prior to the Special Meeting in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;

•	By Internet at the website address listed on the enclosed proxy card or voting instruction card; or

•	By returning the enclosed proxy card or voting instruction card in the postage-paid envelope.

You may also vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ Keith Namiot Keith Namiot
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card or voting instruction card, date, and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card or voting instruction card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the applicable reorganization.

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QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, a brief overview of the issue(s) to be voted on is provided below.

Q:	Why is a shareholder meeting being held?

A:

You are being asked to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between Guardian Variable Products Trust (“GVPT” or the “Trust”), on behalf of the applicable series set out in the following table under the heading “Target Portfolios” (each, a “Target Portfolio” and collectively, the “Target Portfolios”), SunAmerica Series Trust (“SAST”) and Seasons Series Trust (“SST”), on behalf of a corresponding series of SAST or SST, as applicable, set out in the following table under the heading “Acquiring Portfolios” (each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”), Park Avenue Institutional Advisers LLC (“Park Avenue”), SunAmerica Asset Management, LLC (“SunAmerica”), and The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

Target Portfolio	Acquiring Portfolio

Guardian Equity Income VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Value Portfolio, a series of SAST

Guardian Integrated Research VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian All Cap Core VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian Strategic Large Cap Core VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian Diversified Research VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian International Equity VIP Fund, a series of GVPT	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio), a series of SAST

Guardian Balanced Allocation VIP Fund, a series of GVPT	SA Index Allocation 60/40 Portfolio, a series of SAST

Guardian Total Return Bond VIP Fund, a series of GVPT	SA JPMorgan MFS Core Bond Portfolio, a series of SAST

Guardian Core Plus Fixed Income VIP Fund, a series of GVPT	SA JPMorgan MFS Core Bond Portfolio, a series of SAST

Guardian Large Cap Fundamental Growth VIP Fund, a series of GVPT	SA MFS Large Cap Growth Portfolio, a series of SAST

Guardian Small Cap Value Diversified VIP Fund, a series of GVPT	SA Franklin Small Company Value Portfolio, a series of SAST

Guardian Multi-Sector Bond VIP Fund, a series of GVPT	SA Multi-Managed Diversified Fixed Income Portfolio, a series of SST

Guardian Short Duration Bond VIP Fund, a series of GVPT	SA JPMorgan Ultra-Short Bond Portfolio, a series of SAST

Guardian Growth & Income VIP Fund, a series of GVPT	SA Franklin BW U.S. Large Cap Value Portfolio, a series of SAST

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Target Portfolio	Acquiring Portfolio

Guardian Large Cap Disciplined Value VIP Fund, a series of GVPT	SA Franklin BW U.S. Large Cap Value Portfolio, a series of SAST

Guardian International Growth VIP Fund, a series of GVPT	SA Fidelity Institutional AM International Growth Portfolio, a series of SAST

Guardian Global Utilities VIP Fund, a series of GVPT	SA Large Cap Value Index Portfolio, a series of SAST

Guardian Large Cap Disciplined Growth VIP Fund, a series of GVPT	SA Franklin Large Cap Disciplined Growth Portfolio, a newly created series of SAST

Guardian Core Fixed Income VIP Fund, a series of GVPT	SA Franklin Core Fixed Income Portfolio, a newly created series of SAST

Guardian U.S. Government/Credit VIP Fund, a series of GVPT	SA Franklin Core Fixed Income Portfolio, a newly created series of SAST

Guardian Small-Mid Cap Core VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Guardian Select Mid Cap Core VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Guardian Mid Cap Relative Value VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Guardian Mid Cap Traditional Growth VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

If the proposed reorganization (“Reorganization”) relating to your Target Portfolio is approved by shareholders and completed, you will then have an investment in the corresponding Acquiring Portfolio, and your Target Portfolio will be terminated as a series of GVPT. It is possible that the Reorganization relating to your Target Portfolio may not be completed even if it is approved by shareholders.

The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or a variable life insurance contract (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by GIAC, having Variable Contract values allocated to a separate account invested in shares of a Target Portfolio as of the close of business on [August 17, 2026] (the “Record Date”). Contract Owners have a beneficial interest in a Target Portfolio, but do not invest directly in or hold shares of the Target Portfolio. GIAC, as the shareholder of a Target Portfolio, has voting rights with respect to the Target Portfolio shares, but passes through those voting rights to Contract Owners. Accordingly, as a Contract Owner, you have the right to instruct GIAC how to vote Target Portfolio shares attributable to your Variable Contract.

For convenience we refer to Contract Owners as “shareholders.” Additionally, any reference to Contract Owners owning “shares” of a Portfolio refers to owning accumulation units of the subaccount that invests in such Portfolio. Each Acquiring Portfolio, following completion of one or more of its Reorganizations, may be referred to as the “Combined Portfolio” in this Combined Prospectus/Proxy Statement and collectively as the “Combined Portfolios.”

Upon approval and completion of the applicable Reorganization, shares of your Target Portfolio will be exchanged for Class 1 or Class 3 shares, as applicable, of the corresponding Acquiring Portfolio based on a specified exchange ratio determined by the respective net asset values of the two Portfolios’ shares. Your “Variable Contract” will be credited with shares of the corresponding Acquiring Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the Target Portfolio held under your Variable Contract on that date. After such date, each Target Portfolio will be terminated as a series of GVPT.

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Please refer to the Combined Prospectus/Proxy Statement for a further explanation of the proposed Reorganization relating to your Target Portfolio and for a description of the corresponding Acquiring Portfolio.

Q:	Why are the Reorganizations being proposed?

A:

Park Avenue has made a strategic decision to exit the business of serving as investment manager to GVPT and has concluded that continuing to operate the Target Portfolios in their current state is not in the best interests of the Target Portfolios or their shareholders.

Park Avenue has concluded that the Target Portfolios have little prospect for growth in their current state and thus no prospect of achieving or maintaining the scale needed to be viable. After exploring a number of alternatives, including reorganizations with other funds and liquidation, Park Avenue determined that SunAmerica has the investment management, operational, and financial capabilities and resources to manage the Acquiring Portfolios, including investment methodologies that Park Avenue believes could deliver strong investment performance over time for shareholders. Park Avenue recommended to the Board of Trustees of GVPT (the “Board”), and the Board approved, subject to shareholder approval, each Reorganization.

In proposing the Reorganizations, Park Avenue has, among other things, considered the performance history, fee and expense structure, level of assets, and future prospects for growth of the Acquiring Portfolios. In addition, Park Avenue is proposing the Reorganizations to combine the Target Portfolios with corresponding funds within the SunAmerica fund complex and has concluded that the Reorganizations would be in the best interests of the Target Portfolios.

In connection with the Reorganizations, GIAC will enter into a participation agreement with SunAmerica, SAST, and SST to make the Acquiring Portfolios available as investment options for GIAC’s Variable Contracts, which will enable you to continue your investment in the affected Variable Contracts without interruption or cost to you.

Park Avenue, GIAC, and SunAmerica have also entered into a Master Transaction Agreement (the “Master Transaction Agreement”) pursuant to which SunAmerica has agreed to pay Park Avenue a one-time cash payment as consideration for the transfer of certain assets related to Park Avenue’s business of providing investment management services to the Target Portfolios. The completion of this transaction and each Reorganization is subject to certain conditions, including the consummation of each Reorganization, which can be waived upon agreement by Park Avenue and SunAmerica. SunAmerica will also enter into a Revenue Allocation Agreement with GIAC (the “Revenue Allocation Agreement”) pursuant to which SunAmerica will pay GIAC an ongoing revenue allocation based on the average net assets of each Acquiring Portfolio available through a GIAC separate account. Please see “Reasons for the Reorganizations” in this Combined Prospectus/Proxy Statement for a further description of these arrangements and how the Board evaluated them.

Q:	How does the Board of Trustees of GVPT suggest that I vote?

A:

After careful consideration, the Board has determined that each proposed Reorganization is in the best interests of the relevant Target Portfolio and that the Target Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “FOR” the proposed Reorganization(s) associated with a Target Portfolio in which you are a shareholder. Please see “Reasons for the Reorganizations” in the Combined Prospectus/Proxy Statement for more information relating to the Board’s considerations.

Q:	What material factors formed the basis for the Board’s decision to approve each Reorganization?

A:

The Reorganizations were presented to the Board for consideration at a special meeting held on July 9, 2026 (the “Board Meeting”). In advance of the Board Meeting, the Board met with representatives of SunAmerica and received presentations regarding SunAmerica and its advisory and fund business. In addition, in advance of the Board Meeting, in response to a written request for information from independent counsel to the Independent Trustees on behalf of the Independent Trustees, Park Avenue and SunAmerica provided to the

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Board extensive information regarding each Reorganization, including comparative information on the investment objectives, principal investment strategies, risks, fees, and expenses of each Target Portfolio and its corresponding Acquiring Portfolio, and performance information for each Target Portfolio and each Acquiring Portfolio that was operational prior to the Reorganizations (each, an “Existing Acquiring Portfolio”). During the Board Meeting, representatives of Park Avenue and SunAmerica discussed the information provided and the Reorganizations and responded to questions from the Board. The Independent Trustees met in executive sessions with their independent counsel prior to and during the Board Meeting. After reviewing and evaluating this information, the Board, including all of the Independent Trustees, unanimously approved each Reorganization and determined that participation in each Reorganization is in the best interests of the relevant Target Portfolio and that the interests of the Target Portfolio’s existing shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganizations, the Board considered a number of factors for each Target Portfolio, including: (i) the lack of viable growth prospects for the Target Portfolios given GIAC’s exit from the variable annuity market and the declining asset base of the Trust; (ii) the expectation that the Reorganizations will provide an opportunity for shareholders to benefit from potential economies of scale by combining each Target Portfolio’s assets with the corresponding Acquiring Portfolio and by being part of a fund group with greater growth potential than the Trust; (iii) the similarities and differences of the investment objectives of each Target Portfolio compared to the investment objectives of the corresponding Acquiring Portfolio; (iv) the principal investment strategies and risks of each Target Portfolio compared to those of the corresponding Acquiring Portfolio; (v) the performance histories of each Target Portfolio and each Existing Acquiring Portfolio and performance information for strategies for each Acquiring Portfolio that was not operational prior to the Reorganizations; (vi) the fees and expenses of each Target Portfolio as compared to those of the corresponding Acquiring Portfolio on a current and pro forma basis; (vii) the new expense limitations added as part of the Reorganizations which will be in place through at least April 30, 2029 (subject to the details of the expense limitations as set forth in this Combined Prospectus/Proxy Statement); (viii) that all costs and expenses of the Reorganizations, other than implicit costs associated with transactions in fixed income securities and other than transaction costs related to the sale of securities after the closing of a Reorganization, will be borne by Park Avenue, SunAmerica, and their affiliates, and will not be borne by the Target Portfolios or their shareholders; (ix) SunAmerica’s experience overseeing sub-advisers, its operational experience, its experience managing variable insurance funds and its compliance program; (x) the expectation that none of the Reorganizations will be a taxable event for U.S. federal income tax purposes with respect to Contract Owners whose Variable Contract values are determined by investment in shares of the Target Portfolios; (xi) the alternatives to the Reorganizations considered by Park Avenue, including reorganizations with other funds and liquidation; and (xii) the financial arrangements among Park Avenue, GIAC and SunAmerica, including the parties’ voluntary compliance with Section 15(f) of the 1940 Act, including the commitment that no “unfair burden” (as defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed on any Target Portfolio (or any successor) as a result of the Reorganizations for a period of at least two years following the closing date.

For more information regarding the Board’s considerations in determining to approve the Reorganizations, please see the section entitled “Reasons for the Reorganizations” in this Combined Prospectus/Proxy Statement.

Q:	How will the Reorganizations affect me?

A:

If shareholders of each of the Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund and Guardian Global Utilities VIP Fund approve the applicable proposed Reorganization, substantially all of the assets and certain of the liabilities of the Target Portfolio will be combined with those of the corresponding Acquiring Portfolio. If shareholders of each of the Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund,

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Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund approve the applicable proposed Reorganization, all of the assets and certain of the liabilities of each Target Portfolio will, in effect, be assumed by the corresponding Acquiring Portfolio, which will either be currently operational or a newly created series of SAST. Shares of the Target Portfolio will be exchanged for shares of the corresponding Acquiring Portfolio based on a specified exchange ratio determined by the respective net asset values of the Portfolios’ shares. Your Variable Contract value immediately prior to the closing of the Reorganization with respect to the Target Portfolio(s) will be the same as your Variable Contract value immediately after the closing of the Reorganization with respect to the Target Portfolio(s); however, you will no longer own shares of a Target Portfolio but will own shares of the corresponding Acquiring Portfolio. After the completion of the Reorganization of each of the Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund and Guardian Global Utilities VIP Fund, you will own a smaller percentage of the corresponding Acquiring Portfolio than you did of the Target Portfolio because the corresponding Acquiring Portfolio will be larger post-Reorganization than each of the relevant Target Portfolios. In the case of Guardian Large Cap Disciplined Growth VIP Fund, your percentage ownership of the Acquiring Portfolio will be the same as your percentage ownership of Guardian Large Cap Disciplined Growth VIP Fund immediately prior to the closing of the Reorganization because Guardian Large Cap Disciplined Growth VIP Fund is the only Target Portfolio in that Reorganization and the Acquiring Portfolio will be newly created, with no shareholders immediately prior to the Reorganization.

Q:	In the Reorganization, what class of shares of the corresponding Acquiring Portfolio will I receive?

A:

Shareholders of each Target Portfolio other than Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund will receive Class 3 shares of the corresponding Acquiring Portfolio in connection with the applicable Reorganization. Shareholders of each of the Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund will receive Class 1 shares of the corresponding Acquiring Portfolio in connection with the applicable Reorganization.

Q:	Will I own the same number of shares of the corresponding Acquiring Portfolio as I currently own of my Target Portfolio?

A:

Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

No. However, you will receive shares of the applicable Acquiring Portfolio with the same aggregate net asset value as the shares of the Target Portfolio you owned immediately prior to the closing of the Reorganization relating to your Target Portfolio. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Portfolio and the corresponding Acquiring Portfolio on the closing date. Thus, on the closing date, if the net asset value of a share of the applicable Acquiring Portfolio is lower than the net asset value of the corresponding share class of the relevant Target Portfolio, you will receive a greater number of shares of the Acquiring Portfolio in the applicable Reorganization than you held in the Target Portfolio immediately prior to the Reorganization. On the other hand, if the net asset value of a share of the applicable Acquiring Portfolio is higher than the net asset value of the corresponding share class of the relevant Target Portfolio, you will receive fewer shares of the Acquiring Portfolio in the applicable

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Reorganization than you held in the Target Portfolio immediately prior to the closing of the Reorganization. The aggregate net asset value of your Acquiring Portfolio shares immediately after the closing of the applicable Reorganization will be the same as the aggregate net asset value of your Target Portfolio shares immediately prior to the closing of the Reorganization. The number of shares in which a Contract Owner is entitled to provide voting instructions will be determined by dividing his or her Variable Contract value allocated to the Target Portfolio on the Record Date by the share value of such Target Portfolio on the Record Date.

Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund and Guardian Select Mid Cap Core VIP Fund.

Yes. You will receive the same number of shares of the Acquiring Portfolio with the same aggregate net asset value as the shares of the Target Portfolio you owned immediately prior to the closing of the Reorganization relating to your Target Portfolio.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:

Yes, the Reorganizations will result in certain changes to your rights as a result of differences in the organizational documents of GVPT on the one hand and SAST or SST on the other hand (the terms of which are substantially the same and will collectively be referred to in response to this question as the “SunAmerica Declaration of Trust” or the “SunAmerica By-Laws”). Differences in your rights as shareholder of a Target Portfolio as compared to your rights as a shareholder of an Acquiring Portfolio are described in the Combined Prospectus/Proxy Statement under “Shareholder Rights and Obligations.”

Q:	Who will advise the Acquiring Portfolios once the Reorganizations are completed?

A:

As you know, Park Avenue serves as investment manager to each Target Portfolio. SunAmerica serves as investment adviser and manager to each Acquiring Portfolio and will serve as investment adviser and manager to each Acquiring Portfolio once the Reorganizations are completed. SunAmerica selects the subadvisers for the Acquiring Portfolios, manages the investments for certain of the Acquiring Portfolios, oversees the subadvisers’ management of certain Acquiring Portfolios, provides various administrative services, and supervises the daily business affairs of each Acquiring Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised, or administered assets in excess of $42.2 billion as of June 30, 2026. SunAmerica is a wholly-owned subsidiary of Venerable Holdings, Inc., and is located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007.

The subadvisers and sub-subadvisers, as applicable, for each Target Portfolio and its corresponding Acquiring Portfolio are listed in the Combined Prospectus/Proxy Statement under “Management of the Portfolio.” It is anticipated that each Acquiring Portfolio’s subadviser(s) will continue to serve as subadviser(s) to such Acquiring Portfolio following the completion of the Reorganization(s).

Q:	How will the Reorganizations affect Portfolio management fees and annual portfolio operating expenses?

A:

The management fees payable by each Target Portfolio and each corresponding Acquiring Portfolio (including on a pro forma basis after the Reorganization) can be found in the Combined Prospectus/Proxy Statement under “Background and Reasons for the Proposed Reorganizations.”

Following each Reorganization (other than the Reorganization of Guardian Integrated Research VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund), the management fee payable by the Combined Portfolio is expected to be higher than the management fee payable by each corresponding Target Portfolio. Additional information regarding the management fee schedule for each Portfolio based on each Portfolio’s average daily net assets can be found in the Combined Prospectus/Proxy Statement under “Investment Advisory and Management Agreement.”

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Pursuant to an Expense Limitation Agreement, Park Avenue has contractually agreed to waive certain fees and/or reimburse certain expenses of each Target Portfolio through April 30, 2027, so that the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) of the Target Portfolio does not exceed certain limits. The expiration date of the Expense Limitation Agreement and the recoupment right of Park Avenue for certain Target Portfolios is subject to a condition of an order of exemption from the SEC (i.e., for the life of the affected Variable Contracts), but in no event will the expense limitation expire for any such Target Portfolio prior to April 30, 2027. The Expense Limitation Agreements for the Target Portfolios are discussed further in the Combined Prospectus/Proxy Statement under “Investment Advisory and Management Agreement.”

Pursuant to Expense Limitation Agreements, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of the Acquiring Portfolios through April 30, 2029 (and through July 31, 2029 for SA Multi-Managed Diversified Fixed Income Portfolio), so that each applicable Acquiring Portfolio’s Total Annual Portfolio Operating Expenses do not exceed specified limits, with one exception. SA Franklin Systematic Large Cap Core Portfolio’s current Expense Limitation Agreement will expire on April 30, 2027, however, its pro forma gross expenses are estimated to be 0.23% below the current cap and below each corresponding Target Fund’s current net expenses. The Expense Limitation Agreements for the Acquiring Portfolios are discussed further in the Combined Prospectus/Proxy Statement under “Investment Advisory and Management Agreement.”

Following each Reorganization, the total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., the net expenses) of the applicable class of each Acquiring Portfolio is expected to be the same as or lower than the net expenses of the corresponding Target Portfolio for at least two years following the closing of the Reorganization, after excluding expenses due to estimated acquired fund fees and expenses and interest expenses. Each Acquiring Portfolio (other than SA MFS Large Cap Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, and SA Multi-Managed Diversified Fixed Income Portfolio) will be subject to an Expense Limitation Agreement expiring April 30, 2029. The SA Multi-Managed Diversified Fixed Income Portfolio will be subject to an Expense Limitation Agreement expiring July 31, 2029. Following the expiration of the Expense Limitation Agreement, it is possible that the total annual fund operating expenses of Class 1 or Class 3 shares, as applicable, of an Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

The gross operating expense ratio of Class 1 and Class 3 shares, as applicable, of each of the Combined Portfolios is expected to be the same or lower than the current gross operating expense ratio of each corresponding Target Portfolio except in the case of the Guardian Small Cap Value Diversified VIP Fund, Guardian Equity Income VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Select Mid Cap Core VIP Fund, and Guardian Small-Mid Cap Core VIP Fund where the gross expense ratio for each class of the Combined Portfolio in its respective Reorganization is expected to be higher by 0.17%, 0.04%, 0.03%, 0.05%, 0.04%, 0.07%, and 0.02%, respectively, than its corresponding Target Portfolio.

No sales charges will be assessed to shares received in connection with the Reorganization.

Q:	Are there differences between the investment objectives and principal investment strategies for each Target Portfolio and its corresponding Acquiring Portfolio?

A:

The investment objective of each Target Portfolio and each corresponding Acquiring Portfolio is substantially similar or similar, with the exception of each of the Guardian Global Utilities VIP Fund and Guardian Equity Income VIP Fund and its corresponding Acquiring Portfolio, as described in the Combined Prospectus/Proxy Statement under “Summary.”

Although each Target Portfolio’s principal investment strategies are similar to those of the Acquiring Portfolio (other than the strategies of Guardian Balanced Allocation VIP Fund and its corresponding Acquiring Portfolio, which are different in several material respects), there are certain key differences, as outlined in the following appendices under “Comparison of Principal Investment Strategies”:

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Appendix	Target Portfolio	Acquiring Portfolio

A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio
B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio
E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio
G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio
H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio
I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio
J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio
M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio
N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio
O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

Q:	Are there differences between the principal investment risks for each Target Portfolio and its corresponding Acquiring Portfolio?

A:

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. See “Comparison of Principal Investment Risks” in the following appendices for more information:

Appendix	Target Portfolio	Acquiring Portfolio

A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio
B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio

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Appendix	Target Portfolio	Acquiring Portfolio

C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio
E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio
G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio
H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio
I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio
J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio
M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio
N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio
O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

Q:	Do both the Target Portfolios and Acquiring Portfolios operate in accordance with exemptive relief regarding “manager of managers” arrangements?

A:

Yes. Park Avenue and GVPT have obtained an exemptive order (the “GVPT Order”) from the SEC to permit Park Avenue, on behalf of a Target Portfolio and subject to the approval of the GVPT Board, including a majority of the independent members of the GVPT Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of Park Avenue, or a sister company of Park Avenue that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns Park Avenue, and to provide relief from certain disclosure obligations with regard to subadvisory fees. Under the GVPT Order, Park Avenue has the ultimate responsibility, subject to oversight by the GVPT Board, to oversee subadvisers and recommend their hiring, termination, or replacement. The GVPT Order is subject to certain conditions, including that each Target Portfolio notify shareholders and provide them with certain information within 90 days of hiring a new subadviser. Each Target Portfolio other than Guardian All Cap Core VIP Fund, Guardian Integrated Research VIP Fund, and Guardian Equity Income VIP Fund may currently rely on the GVPT Order.

SunAmerica has received an exemptive order from the SEC (the “SunAmerica Order”) that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Acquiring Portfolios with unaffiliated subadvisers approved by the relevant Board of Trustees without obtaining shareholder approval. The SunAmerica Order also permits SunAmerica, subject to the approval of the relevant Board of Trustees but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers, or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. The SunAmerica Order also permits the Acquiring Portfolios to disclose fees paid to unaffiliated subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action

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relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Acquiring Portfolios’ shareholders have approved the Acquiring Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when an Acquiring Portfolio should rely on the no-action relief. Shareholders will be notified of any subadviser changes. Shareholders of an Acquiring Portfolio have the right to terminate an agreement with a subadviser for that Acquiring Portfolio at any time by a vote of the majority of the outstanding voting securities of such Acquiring Portfolio.

Following each Reorganization, the Combined Portfolio would be permitted to operate under the SunAmerica Order.

Q:	What will I have to do to open an account in the Acquiring Portfolio? What happens to my account if the Reorganization is approved?

A:

You will not need to take any further action. If the Reorganization relating to your Target Portfolio is approved, your shares automatically will be converted into shares of the corresponding Acquiring Portfolio on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the Class 1 or Class 3 shares, as applicable, you receive in the Reorganization relating to your Target Portfolio will be equal to the aggregate net asset value of the shares you own immediately prior to the closing of the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:

If a Reorganization is not approved by shareholders of the relevant Target Portfolio, the Reorganization for that Target Portfolio will not occur and the Board may consider alternatives, which may include seeking a reorganization with a different fund, a fund substitution, or the liquidation of the Target Portfolio. In addition, please see the response to the question immediately below.

Q:	What happens if shareholders of one Target Portfolio approve their Reorganization, while shareholders of the other Target Portfolio do not?

A:

Each Reorganization is contingent on the consummation of each other Reorganization. However, SunAmerica and Park Avenue may determine in their discretion to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. Accordingly, if shareholders of one Target Portfolio approve the Reorganization relating to their Target Portfolio, their Target Portfolio may be reorganized, even if shareholders of one or more of the other Target Portfolios do not approve the Reorganization relating to their Target Portfolio.

Q:	Will the Reorganization create a taxable event for me?

A:

As long as the Variable Contracts funded through the separate accounts of GIAC qualify as “variable contracts” under Section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”), none of the Reorganizations will be a taxable event for U.S. federal income tax purposes with respect to Contract Owners whose Variable Contract values are determined by investment in shares of the Target Portfolios, regardless of the tax status of the applicable Reorganization.

It is expected that there will be minimal portfolio holdings transitioning prior to the Reorganizations of each Target Portfolio, other than in the ordinary course of business, except with respect to the Guardian Global Utilities VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Balanced Allocation VIP Fund. With respect to the Guardian Global Utilities VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Balanced Allocation VIP Fund, all or substantially all of the Target Portfolio’s holdings will be sold prior to the applicable Reorganization, and the proceeds of such sales are expected to be primarily invested in cash investments, which will be delivered to the corresponding Acquiring Portfolio. During the period prior to the Reorganizations, each applicable Target Portfolio may not pursue its investment objective and principal investment strategies. The costs (e.g., brokerage commissions and other explicit transaction costs) of transitioning the portfolios of the Target

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Portfolios prior to the Reorganizations will be borne by Park Avenue or its affiliates and will not be borne by the Target Portfolios or their shareholders.

The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Portfolio’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of a Target Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is the case with other distributions, Contract Owners are not expected to be taxed on such distributions to the separate accounts of GIAC, although they may be subject to tax upon redemption from Variable Contracts.

Portfolio repositioning in connection with a Reorganization, whether with respect to a Target Portfolio prior to a Reorganization or a Combined Portfolio after a Reorganization, will generate brokerage commissions and/or other transaction costs. With respect to the Guardian Global Utilities VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian Balanced Allocation VIP Fund, which will convert their portfolios to cash prior to their respective Reorganizations, explicit transaction costs of which will be borne by Park Avenue or its affiliates and will not be borne by the Target Portfolios or their shareholders. With respect to the repositioning of a Combined Portfolio after a Reorganization, transaction costs related to such repositioning will be borne by the relevant Combined Portfolio. The following table sets forth these applicable Target Portfolios and corresponding Combined Portfolios and the estimated explicit transaction costs, following the Reorganizations, in both dollars and basis points (i.e., as a percentage of the Combined Portfolio’s pro forma net assets after giving effect to the applicable Reorganization as of June 30, 2026).

Target Portfolio	Combined Portfolio	Estimated Transaction Costs ($)	Estimated Transaction Costs (basis points)
Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio	$140,058	0.009%
Guardian Integrated Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio	$58,226	0.005%
Guardian All Cap Core VIP Fund
Guardian Strategic Large Cap Core VIP Fund
Guardian Diversified Research VIP Fund
Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio	$78,967	0.015%
Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio	$13,384	0.002%
Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio	$49,850	0.011%
Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio	$6,099	0.001%
Guardian Growth & Income VIP Fund		$16,174	0.001%

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Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio	$35,684	0.011%
Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio	$7,808	0.002%
Guardian Small-Mid Cap Core VIP Fund	SA Franklin Mid Cap Core Portfolio	$87,546	0.017%
Guardian Select Mid Cap Core VIP Fund
Guardian Mid Cap Relative Value VIP Fund
Guardian Mid Cap Traditional Growth VIP Fund

For more information about the U.S. federal income tax consequences of the Reorganizations, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Q:	Who will pay for the Reorganization?

A:

Park Avenue, SunAmerica, and their respective affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs, other than implicit costs associated with transactions in fixed income securities and other than transaction costs related to the sale of securities after the closing of a Reorganization. Park Avenue and its affiliates will pay any transfer fees, stamp duties, brokerage commissions, and other explicit transaction costs associated with transferring assets in connection with a Reorganization. Park Avenue, SunAmerica, and their respective affiliates will pay these expenses whether or not a Reorganization is approved at the special meeting and whether or not a Reorganization is ultimately consummated. Please refer to “Information About the Reorganizations – Expenses of the Reorganizations” in the Combined Prospectus/Proxy Statement for additional information about the expenses associated with each Reorganization.

Q:	How do I vote my shares?

A:

You can vote (or provide a voting instruction) by proxy over the Internet, by telephone, or by completing, dating, and signing the enclosed proxy or voting instruction card and returning it promptly. The joint special meeting of shareholders will be held on [November 13, 2026] (with any postponements or adjournments thereof, the “Special Meeting”) and will be conducted via teleconference. If you plan to participate in the Special Meeting, please email [GVPT_Admin@glic.com] in advance of the Special Meeting and provide your full name, the “control number” on your proxy or voting instruction card, and email address to receive the teleconference dial-in information. Requests to attend the Special Meeting must be received no later than [5:00 p.m.], Eastern time, [November 10], 2026. Instructions with regard to how to vote at the Special Meeting will be provided during the teleconference.

Your attention is directed to the accompanying Combined Prospectus/Proxy Statement for further information regarding the Special Meeting and the proposals. You may vote if you were a shareholder of a Target Portfolio as of the close of business on [August 17, 2026]. If you attend the Special Meeting, you may vote the shares of the Target Portfolio attributable to your Variable Contract by following the instructions provided during the teleconference. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy or voting instruction card by mail in the postage-paid envelope provided; or (ii) following the instructions on

12

the card for authorizing your proxy or providing your voting instruction by submitting your vote via telephone or the Internet. Please refer to the enclosed card for more information on how you may vote. You may revoke your proxy or voting instruction at any time prior to the date the proxy or voting instruction is to be exercised in the manner described in the Combined Prospectus/Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting, please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free at the touch-tone telephone number shown on your proxy or voting instruction card. If you have questions about the Special Meeting agenda, or about how to vote your shares, please call toll-free 1-888-GUARDIAN (1-888-482-7342)  to reach a GIAC customer service representative.

GIAC, as the holder of record of shares of the Target Portfolios, is required to “pass through” to its Contract Owners the right to vote shares of the Target Portfolios. GVPT expects that GIAC will vote 100% of the shares of the Target Portfolios held by its separate account(s) in accordance with instructions from its Contract Owners. Under an “echo voting policy,” GIAC will vote shares for which no instructions have been received from its Contract Owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Contract Owners is required before GIAC may vote the shares for which no voting instructions have been received. Because GIAC will vote its shares of the Target Portfolios in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners could determine the outcome of a proposal. Furthermore, as the sole record owner of each Target Portfolio’s shares, GIAC’s presence at the Special Meeting will constitute a quorum for the transaction of business.

Shareholders are entitled to one vote for each whole share held on the Record Date and a proportionate fractional vote for each fractional share held on the Record Date.

Q:	Why are multiple proxy cards or voting instruction cards enclosed?

A:

If you are a shareholder of more than one Target Portfolio, you will receive a proxy card or voting instruction card for each Target Portfolio. Please submit a proxy card or voting instruction card for each Target Portfolio that you own.

Q:	When will the Reorganization occur?

A:

If approved by shareholders, each Reorganization is expected to occur during the fourth quarter of 2026. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Portfolio’s shareholders.

Q:	Whom do I contact if I have questions?

A:	You may call [ ] [Monday through Friday from [ ] a.m. Eastern time and [ ] p.m. Eastern time and Saturday from [ ] p.m. to [ ] p.m. Eastern time at [ ]].

Important additional information about each Proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Equity Income VIP Fund

Guardian Integrated Research VIP Fund

Guardian All Cap Core VIP Fund

Guardian Strategic Large Cap Core VIP Fund

Guardian Diversified Research VIP Fund

Guardian International Equity VIP Fund

Guardian Balanced Allocation VIP Fund

Guardian Total Return Bond VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Small Cap Value Diversified VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Growth & Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian International Growth VIP Fund

Guardian Global Utilities VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Core Fixed Income VIP Fund

Guardian U.S. Government/Credit VIP Fund

Guardian Small-Mid Cap Core VIP Fund

Guardian Select Mid Cap Core VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

10 Hudson Yards

New York, NY 10001

(212-598-8000)

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [NOVEMBER 13, 2026]

To the Shareholders of each of the Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund:

This is to notify you that a Joint Special Meeting of Shareholders of each of the Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and/or Guardian Mid Cap Traditional Growth VIP Fund, each a series

1

of Guardian Variable Products Trust (“GVPT”) (each, a “Target Portfolio” and collectively, the “Target Portfolios”), will be held via teleconference on [November 13, 2026] at [ ] [a.m./p.m.], Eastern time (with any postponements or adjournments thereof, the “Special Meeting”), for the below purposes.

You are receiving the enclosed Combined Prospectus/Proxy Statement because you were the owner of a variable annuity contract or variable life insurance policy (each, a “Variable Contract”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), and some or all of your Variable Contract value was allocated to one or more of the following as of the close of business on [August 17, 2026]: the Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and/or Guardian Mid Cap Traditional Growth VIP Fund, each a series of Guardian Variable Products Trust (“GVPT”) (each, a “Target Portfolio” and collectively, the “Target Portfolios”). Although you are not directly a shareholder of any Target Portfolio, as the owner of a Variable Contract issued by GIAC, you have the right to instruct GIAC how to vote shares of the Target Portfolio(s) that are attributable to your Variable Contract at the Special Meeting.

The Special Meeting will be held via teleconference on [Friday, November 13, 2026], at [ ] [a.m./p.m.] Eastern time, to vote on the proposals described in the Combined Prospectus/Proxy Statement.

The shareholders of the applicable Target Portfolios are being asked to consider and vote upon one or more of the following proposals, as applicable:

1.

To approve an Agreement and Plan of Reorganization relating to the Guardian Equity Income VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Equity Income VIP Fund will transfer substantially all of its assets to the SA Franklin Systematic U.S. Large Cap Value Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Franklin Systematic U.S. Large Cap Value Portfolio of substantially all of the liabilities of the Guardian Equity Income VIP Fund and Class 1 shares of the SA Franklin Systematic U.S. Large Cap Value Portfolio, which shares will be distributed by the Guardian Equity Income VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Equity Income VIP Fund shareholders);

2(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Integrated Research VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Integrated Research VIP Fund will transfer substantially all of its assets to the SA Franklin Systematic U.S. Large Cap Core Portfolio (“SA Large Cap Core Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Core Portfolio of substantially all of the liabilities of the Guardian Integrated Research VIP Fund and Class 3 shares of the SA Large Cap Core Portfolio, which shares will be distributed by the Guardian Integrated Research VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Integrated Research VIP Fund shareholders);

2(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian All Cap Core VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian All Cap Core VIP Fund will transfer substantially all of its assets to the SA Large Cap Core Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Core Portfolio of substantially all of the liabilities of the Guardian All Cap Core VIP Fund and Class 3 shares of the SA Large Cap Core Portfolio, which shares will be distributed by the Guardian All Cap Core VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian All Cap Core VIP Fund shareholders);

2(c).

To approve an Agreement and Plan of Reorganization relating to the Guardian Strategic Large Cap Core VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Strategic Large Cap Core

2

VIP Fund will transfer substantially all of its assets to the SA Large Cap Core Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Core Portfolio of substantially all of the liabilities of the Guardian Strategic Large Cap Core VIP Fund and Class 3 shares of the SA Large Cap Core Portfolio, which shares will be distributed by the Guardian Strategic Large Cap Core VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Strategic Large Cap Core VIP Fund shareholders);

2(d).

To approve an Agreement and Plan of Reorganization relating to the Guardian Diversified Research VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Diversified Research VIP Fund will transfer substantially all of its assets to the SA Large Cap Core Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Core Portfolio of substantially all of the liabilities of the Guardian Diversified Research VIP Fund and Class 3 shares of the SA Large Cap Core Portfolio, which shares will be distributed by the Guardian Diversified Research VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Diversified Research VIP Fund shareholders);

3.

To approve an Agreement and Plan of Reorganization relating to the Guardian International Equity VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian International Equity VIP Fund will transfer substantially all of its assets to the SA BlackRock Advantage International Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA BlackRock Advantage International Portfolio of substantially all of the liabilities of the Guardian International Equity VIP Fund and Class 3 shares of the SA BlackRock Advantage International Portfolio, which shares will be distributed by the Guardian International Equity VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian International Equity VIP Fund shareholders);

4.

To approve an Agreement and Plan of Reorganization relating to the Guardian Balanced Allocation VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Balanced Allocation VIP Fund will transfer substantially all of its assets to the SA Index Allocation 60/40 Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Index Allocation 60/40 Portfolio of substantially all of the liabilities of the Guardian Balanced Allocation VIP Fund and Class 3 shares of the SA Index Allocation 60/40 Portfolio, which shares will be distributed by the Guardian Balanced Allocation VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Balanced Allocation VIP Fund shareholders);

5(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Total Return Bond VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Total Return Bond VIP Fund will transfer substantially all of its assets to the SA JPMorgan MFS Core Bond Portfolio (“SA Core Bond Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Core Bond Portfolio of substantially all of the liabilities of the Guardian Total Return Bond VIP Fund and Class 3 shares of the SA Core Bond Portfolio, which shares will be distributed by the Guardian Total Return Bond VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Total Return Bond VIP Fund shareholders);

5(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian Core Plus Fixed Income VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Core Plus Fixed Income VIP Fund will transfer substantially all of its assets to the SA Core Bond Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Core Bond Portfolio of substantially all of the liabilities of the Guardian Core Plus Fixed Income VIP Fund and Class 3 shares of the SA Core Bond Portfolio, which shares will be distributed by the Guardian Core Plus Fixed Income VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Core Plus Fixed Income VIP Fund shareholders);

6.

To approve an Agreement and Plan of Reorganization relating to the Guardian Large Cap Fundamental Growth VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Large Cap Fundamental Growth VIP Fund will transfer substantially all of its assets to the SA MFS Large Cap Growth Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA MFS Large Cap

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Growth Portfolio of substantially all of the liabilities of the Guardian Large Cap Fundamental Growth VIP Fund and Class 3 shares of the SA MFS Large Cap Growth Portfolio, which shares will be distributed by the Guardian Large Cap Fundamental Growth VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Large Cap Fundamental Growth VIP Fund shareholders);

7.

To approve an Agreement and Plan of Reorganization relating to the Guardian Small Cap Value Diversified VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Small Cap Value Diversified VIP Fund will transfer substantially all of its assets to the SA Franklin Small Company Value Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Franklin Small Company Value Portfolio of substantially all of the liabilities of the Guardian Small Cap Value Diversified VIP Fund and Class 3 shares of the SA Franklin Small Company Value Portfolio, which shares will be distributed by the Guardian Small Cap Value Diversified VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Small Cap Value Diversified VIP Fund shareholders);

8.

To approve an Agreement and Plan of Reorganization relating to the Guardian Multi-Sector Bond VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Multi-Sector Bond VIP Fund will transfer substantially all of its assets to the SA Multi-Managed Diversified Fixed Income Portfolio, a series of Seasons Series Trust, in exchange for the assumption by the SA Multi-Managed Diversified Fixed Income Portfolio of substantially all of the liabilities of the Guardian Multi-Sector Bond VIP Fund and Class 3 shares of the SA Multi-Managed Diversified Fixed Income Portfolio, which shares will be distributed by the Guardian Multi-Sector Bond VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Multi-Sector Bond VIP Fund shareholders);

9.

To approve an Agreement and Plan of Reorganization relating to the Guardian Short Duration Bond VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Short Duration Bond VIP Fund will transfer substantially all of its assets to the SA JPMorgan Ultra-Short Bond Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA JPMorgan Ultra-Short Bond Portfolio of substantially all of the liabilities of the Guardian Short Duration Bond VIP Fund and Class 1 shares of the SA JPMorgan Ultra-Short Bond Portfolio, which shares will be distributed by the Guardian Short Duration Bond VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Short Duration Bond VIP Fund shareholders);

10(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Growth & Income VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Growth & Income VIP Fund will transfer substantially all of its assets to the SA Franklin BW U.S. Large Cap Value Portfolio (“SA Large Cap Value Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Value Portfolio of substantially all of the liabilities of the Guardian Growth & Income VIP Fund and Class 3 shares of the SA Large Cap Value Portfolio, which shares will be distributed by the Guardian Growth & Income VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Growth & Income VIP Fund shareholders);

10(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian Large Cap Disciplined Value VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Large Cap Disciplined Value VIP Fund will transfer substantially all of its assets to the SA Large Cap Value Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Value Portfolio of substantially all of the liabilities of the Guardian Large Cap Disciplined Value VIP Fund and Class 3 shares of the SA Large Cap Value Portfolio, which shares will be distributed by the Guardian Large Cap Disciplined Value VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Large Cap Disciplined Value VIP Fund shareholders);

11.

To approve an Agreement and Plan of Reorganization relating to the Guardian International Growth VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian International Growth VIP Fund will transfer substantially all of its assets to the SA Fidelity Institutional AM International Growth Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Fidelity Institutional AM International Growth Portfolio of substantially all of the liabilities of the Guardian International Growth VIP Fund and Class 3 shares of the SA Fidelity Institutional AM International Growth Portfolio, which shares

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will be distributed by the Guardian International Growth VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian International Growth VIP Fund shareholders);

12.

To approve an Agreement and Plan of Reorganization relating to the Guardian Global Utilities VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Global Utilities VIP Fund will transfer substantially all of its assets to the SA Large Cap Value Index Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Value Index Portfolio of substantially all of the liabilities of the Guardian Global Utilities VIP Fund and Class 3 shares of the SA Large Cap Value Index Portfolio, which shares will be distributed by the Guardian Global Utilities VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Global Utilities VIP Fund shareholders);

13.

To approve an Agreement and Plan of Reorganization relating to the Guardian Large Cap Disciplined Growth VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Large Cap Disciplined Growth VIP Fund will transfer substantially all of its assets to the SA Franklin Large Cap Disciplined Growth Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Franklin Large Cap Disciplined Growth Portfolio of substantially all of the liabilities of the Guardian Large Cap Disciplined Growth VIP Fund and Class 3 shares of the SA Franklin Large Cap Disciplined Growth Portfolio, which shares will be distributed by the Guardian Large Cap Disciplined Growth VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Large Cap Disciplined Growth VIP Fund shareholders);

14(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Core Fixed Income VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Core Fixed Income VIP Fund will transfer substantially all of its assets to the SA Franklin Core Fixed Income Portfolio (“SA Fixed Income Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Fixed Income Portfolio of substantially all of the liabilities of the Guardian Core Fixed Income VIP Fund and Class 1 shares of the SA Fixed Income Portfolio, which shares will be distributed by the Guardian Core Fixed Income VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Core Fixed Income VIP Fund shareholders);

14(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian U.S. Government/Credit VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian U.S. Government/Credit VIP Fund will transfer substantially all of its assets to the SA Fixed Income Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Fixed Income Portfolio of substantially all of the liabilities of the Guardian U.S. Government/Credit VIP Fund and Class 3 shares of the SA Fixed Income Portfolio, which shares will be distributed by the Guardian U.S. Government/Credit VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian U.S. Government/Credit VIP Fund shareholders);

15(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Small-Mid Cap Core VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Small-Mid Cap Core VIP Fund will transfer substantially all of its assets to the SA Franklin Mid Cap Core Portfolio (“SA Mid Cap Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Mid Cap Portfolio of substantially all of the liabilities of the Guardian Small-Mid Cap Core VIP Fund and Class 3 shares of the SA Mid Cap Portfolio, which shares will be distributed by the Guardian Small-Mid Cap Core VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Small-Mid Cap Core VIP Fund shareholders);

15(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian Select Mid Cap Core VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Select Mid Cap Core VIP Fund will transfer substantially all of its assets to the SA Mid Cap Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Mid Cap Portfolio of substantially all of the liabilities of the Guardian Select Mid Cap Core VIP Fund and Class 3 shares of the SA Mid Cap Portfolio, which shares will be distributed by the Guardian Select Mid Cap Core VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Select Mid Cap Core VIP Fund shareholders);

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15(c).

To approve an Agreement and Plan of Reorganization relating to the Guardian Mid Cap Relative Value VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Mid Cap Relative Value VIP Fund will transfer substantially all of its assets to the SA Mid Cap Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Mid Cap Portfolio of substantially all of the liabilities of the Guardian Mid Cap Relative Value VIP Fund and Class 3 shares of the SA Mid Cap Portfolio, which shares will be distributed by the Guardian Mid Cap Relative Value VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Mid Cap Relative Value VIP Fund shareholders);

15(d).

To approve an Agreement and Plan of Reorganization relating to the Guardian Mid Cap Traditional Growth VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Mid Cap Traditional Growth VIP Fund will transfer substantially all of its assets to the SA Mid Cap Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Mid Cap Portfolio of substantially all of the liabilities of the Guardian Mid Cap Traditional Growth VIP Fund and Class 3 shares of the SA Mid Cap Portfolio, which shares will be distributed by the Guardian Mid Cap Traditional Growth VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Mid Cap Traditional Growth VIP Fund shareholders);

16.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of GVPT has fixed the close of business on [August 17, 2026] as the record date (the “Record Date”) for determination of shareholders of each relevant Target Portfolio entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

All shareholders are requested to vote by proxy over the Internet, by telephone, or by completing, dating, and signing the enclosed proxy or voting instruction card and returning it promptly. The Special Meeting will be conducted via teleconference. If you plan to participate in the Special Meeting, please email [GVPT_Admin@glic.com] in advance of the Special Meeting and provide us with your full name, the “control number” on your proxy or voting instruction card, and email address to receive the teleconference dial-in information. Requests to attend the Special Meeting must be received no later than [5:00 p.m.], Eastern time, on [November 10], 2026. Instructions with regard to how to vote at the Special Meeting will be provided during the teleconference.

Your attention is directed to the accompanying Combined Prospectus/Proxy Statement for further information regarding the Special Meeting and the proposals. If you attend the Special Meeting, you may vote the shares of the Target Portfolio attributable to your Variable Contract by following the instructions provided during the teleconference. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy or voting instruction card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy or providing your voting instruction by submitting your vote via telephone or the Internet. Please refer to the enclosed card for more information on how you may vote.

Although you are not directly a shareholder of any Target Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by GIAC, you have the right to instruct GIAC how to vote shares of each Target Portfolio attributable to your Variable Contract at the Special Meeting. GIAC, through the separate accounts, is the record owner of the Target Portfolios’ shares and will vote the shares of the Target Portfolios at the Special Meeting. The voting rights accompanying shares of the Target Portfolios are legally vested in the Variable Contracts offered by the separate accounts of GIAC. However, under an “echo voting policy,” GIAC is required to “pass through” to its Contract Owners the right to vote shares of the Target Portfolios. GIAC will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of the Variable Contracts. If a shareholder properly executes a proxy or voting instruction card and gives no voting instructions with respect to the proposals, the shares will be voted in favor of (i.e., FOR) the proposals. Those persons who have a beneficial interest at the close of business on the Record Date will be entitled to submit instructions to GIAC. GIAC will vote Target Portfolio shares for which no instructions have been received from its Contract Owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. For purposes of the enclosed Combined

6

Prospectus/Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Target Portfolio) shall also be deemed to include holders of the Variable Contract.

Your vote is important regardless of the size of your holdings in a Target Portfolio. Whether or not you expect to attend the Special Meeting, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages [ ]-[ ] of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the date the proxy or voting instruction is to be exercised in the manner described in the Combined Prospectus/Proxy Statement. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement titled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Trustees,

/s/ Keith Namiot Keith Namiot

President

Guardian Variable Products Trust

[ ], 2026

7

SUBJECT TO COMPLETION DATED July 29, 2026

COMBINED PROSPECTUS/PROXY STATEMENT

DATED [ ], 2026

PROXY STATEMENT FOR

GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Equity Income VIP Fund

Guardian Integrated Research VIP Fund

Guardian All Cap Core VIP Fund

Guardian Strategic Large Cap Core VIP Fund

Guardian Diversified Research VIP Fund

Guardian International Equity VIP Fund

Guardian Balanced Allocation VIP Fund

Guardian Total Return Bond VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Small Cap Value Diversified VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Growth & Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian International Growth VIP Fund

Guardian Global Utilities VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Core Fixed Income VIP Fund

Guardian U.S. Government/Credit VIP Fund

Guardian Small-Mid Cap Core VIP Fund

Guardian Select Mid Cap Core VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

10 Hudson Yards

New York, NY 10001

(212-598-8000)

PROSPECTUS FOR

SUNAMERICA SERIES TRUST

SA Franklin Systematic U.S. Large Cap Value Portfolio

SA Franklin Systematic U.S. Large Cap Core Portfolio

SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)

SA Index Allocation 60/40 Portfolio

SA JPMorgan MFS Core Bond Portfolio

SA MFS Large Cap Growth Portfolio

SA Franklin Small Company Value Portfolio

SA JPMorgan Ultra-Short Bond Portfolio

SA Franklin BW U.S. Large Cap Value Portfolio

SA Fidelity Institutional AM International Growth Portfolio

SA Large Cap Value Index Portfolio

SA Franklin Large Cap Disciplined Growth Portfolio

SA Franklin Core Fixed Income Portfolio

1

SA Franklin Core Fixed Income Portfolio

SA Franklin Mid Cap Core Portfolio

SEASONS SERIES TRUST

SA Multi-Managed Diversified Fixed Income Portfolio

5300 Memorial Drive, Suite 1150

Houston, Texas 77007

(800-858-8850)

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and/or Guardian Mid Cap Traditional Growth VIP Fund, each a series of Guardian Variable Products Trust, a Delaware statutory trust (“GVPT”) (each, a “Target Portfolio” and collectively, the “Target Portfolios”).

A joint special meeting of shareholders of each of the Target Portfolios (with any postponements or adjournments thereof, the “Special Meeting”) will be held via teleconference on [November 13, 2026] at [ ] [a.m./p.m.], Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Portfolio at the close of business on [August 17, 2026] (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders were first sent or given to shareholders of each Target Portfolio on or about [ ], 2026. The Board of Trustees of GVPT (the “Board of Trustees” or a “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.

Requests to attend the Special Meeting must be received no later than [5:00 p.m.], Eastern time, [November 10], 2026. Instructions with regard to how to vote at the Special Meeting will be provided during the teleconference.

The shareholders of the applicable Target Portfolios are being asked to consider and vote upon one or more of the following proposals, as applicable:

1.

To approve an Agreement and Plan of Reorganization relating to the Guardian Equity Income VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Equity Income VIP Fund will transfer substantially all of its assets to the SA Franklin Systematic U.S. Large Cap Value Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Franklin Systematic U.S. Large Cap Value Portfolio of substantially all of the liabilities of the Guardian Equity Income VIP Fund and Class 1 shares of the SA Franklin Systematic U.S. Large Cap Value Portfolio, which shares will be distributed by the Guardian Equity Income VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Equity Income VIP Fund shareholders);

2(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Integrated Research VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Integrated Research VIP Fund will transfer substantially all of its assets to the SA Franklin Systematic U.S. Large Cap Core Portfolio (“SA Large Cap Core Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Core Portfolio of substantially all of the liabilities of the Guardian Integrated Research VIP Fund and Class 3 shares of the SA Large Cap Core Portfolio, which shares will be distributed by the Guardian

2

Integrated Research VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Integrated Research VIP Fund shareholders);

2(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian All Cap Core VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian All Cap Core VIP Fund will transfer substantially all of its assets to the SA Large Cap Core Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Core Portfolio of substantially all of the liabilities of the Guardian All Cap Core VIP Fund and Class 3 shares of the SA Large Cap Core Portfolio, which shares will be distributed by the Guardian All Cap Core VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian All Cap Core VIP Fund shareholders);

2(c).

To approve an Agreement and Plan of Reorganization relating to the Guardian Strategic Large Cap Core VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Strategic Large Cap Core VIP Fund will transfer substantially all of its assets to the SA Large Cap Core Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Core Portfolio of substantially all of the liabilities of the Guardian Strategic Large Cap Core VIP Fund and Class 3 shares of the SA Large Cap Core Portfolio, which shares will be distributed by the Guardian Strategic Large Cap Core VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Strategic Large Cap Core VIP Fund shareholders);

2(d).

To approve an Agreement and Plan of Reorganization relating to the Guardian Diversified Research VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Diversified Research VIP Fund will transfer substantially all of its assets to the SA Large Cap Core Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Core Portfolio of substantially all of the liabilities of the Guardian Diversified Research VIP Fund and Class 3 shares of the SA Large Cap Core Portfolio, which shares will be distributed by the Guardian Diversified Research VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Diversified Research VIP Fund shareholders);

3.

To approve an Agreement and Plan of Reorganization relating to the Guardian International Equity VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian International Equity VIP Fund will transfer substantially all of its assets to the SA BlackRock Advantage International Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA BlackRock Advantage International Portfolio of substantially all of the liabilities of the Guardian International Equity VIP Fund and Class 3 shares of the SA BlackRock Advantage International Portfolio, which shares will be distributed by the Guardian International Equity VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian International Equity VIP Fund shareholders);

4.

To approve an Agreement and Plan of Reorganization relating to the Guardian Balanced Allocation VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Balanced Allocation VIP Fund will transfer substantially all of its assets to the SA Index Allocation 60/40 Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Index Allocation 60/40 Portfolio of substantially all of the liabilities of the Guardian Balanced Allocation VIP Fund and Class 3 shares of the SA Index Allocation 60/40 Portfolio, which shares will be distributed by the Guardian Balanced Allocation VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Balanced Allocation VIP Fund shareholders);

5(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Total Return Bond VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Total Return Bond VIP Fund will transfer substantially all of its assets to the SA JPMorgan MFS Core Bond Portfolio (“SA Core Bond Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Core Bond Portfolio of substantially all of the liabilities of the Guardian Total Return Bond VIP Fund and Class 3 shares of the SA Core Bond Portfolio, which shares will be distributed by the Guardian Total Return Bond VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Total Return Bond VIP Fund shareholders);

3

5(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian Core Plus Fixed Income VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Core Plus Fixed Income VIP Fund will transfer substantially all of its assets to the SA Core Bond Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Core Bond Portfolio of substantially all of the liabilities of the Guardian Core Plus Fixed Income VIP Fund and Class 3 shares of the SA Core Bond Portfolio, which shares will be distributed by the Guardian Core Plus Fixed Income VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Core Plus Fixed Income VIP Fund shareholders);

6.

To approve an Agreement and Plan of Reorganization relating to the Guardian Large Cap Fundamental Growth VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Large Cap Fundamental Growth VIP Fund will transfer substantially all of its assets to the SA MFS Large Cap Growth Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA MFS Large Cap Growth Portfolio of substantially all of the liabilities of the Guardian Large Cap Fundamental Growth VIP Fund and Class 3 shares of the SA MFS Large Cap Growth Portfolio, which shares will be distributed by the Guardian Large Cap Fundamental Growth VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Large Cap Fundamental Growth VIP Fund shareholders);

7.

To approve an Agreement and Plan of Reorganization relating to the Guardian Small Cap Value Diversified VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Small Cap Value Diversified VIP Fund will transfer substantially all of its assets to the SA Franklin Small Company Value Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Franklin Small Company Value Portfolio of substantially all of the liabilities of the Guardian Small Cap Value Diversified VIP Fund and Class 3 shares of the SA Franklin Small Company Value Portfolio, which shares will be distributed by the Guardian Small Cap Value Diversified VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Small Cap Value Diversified VIP Fund shareholders);

8.

To approve an Agreement and Plan of Reorganization relating to the Guardian Multi-Sector Bond VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Multi-Sector Bond VIP Fund will transfer substantially all of its assets to the SA Multi-Managed Diversified Fixed Income Portfolio, a series of Seasons Series Trust, in exchange for the assumption by the SA Multi-Managed Diversified Fixed Income Portfolio of substantially all of the liabilities of the Guardian Multi-Sector Bond VIP Fund and Class 3 shares of the SA Multi-Managed Diversified Fixed Income Portfolio, which shares will be distributed by the Guardian Multi-Sector Bond VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Multi-Sector Bond VIP Fund shareholders);

9.

To approve an Agreement and Plan of Reorganization relating to the Guardian Short Duration Bond VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Short Duration Bond VIP Fund will transfer substantially all of its assets to the SA JPMorgan Ultra-Short Bond Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA JPMorgan Ultra-Short Bond Portfolio of substantially all of the liabilities of the Guardian Short Duration Bond VIP Fund and Class 1 shares of the SA JPMorgan Ultra-Short Bond Portfolio, which shares will be distributed by the Guardian Short Duration Bond VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Short Duration Bond VIP Fund shareholders);

10(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Growth & Income VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Growth & Income VIP Fund will transfer substantially all of its assets to the SA Franklin BW U.S. Large Cap Value Portfolio (“SA Large Cap Value Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Value Portfolio of substantially all of the liabilities of the Guardian Growth & Income VIP Fund and Class 3 shares of the SA Large Cap Value Portfolio, which shares will be distributed by the Guardian Growth & Income VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Growth & Income VIP Fund shareholders);

10(b).	To approve an Agreement and Plan of Reorganization relating to the Guardian Large Cap Disciplined Value VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Large Cap

4

Disciplined Value VIP Fund will transfer substantially all of its assets to the SA Large Cap Value Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Value Portfolio of substantially all of the liabilities of the Guardian Large Cap Disciplined Value VIP Fund and Class 3 shares of the SA Large Cap Value Portfolio, which shares will be distributed by the Guardian Large Cap Disciplined Value VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Large Cap Disciplined Value VIP Fund shareholders);

11.

To approve an Agreement and Plan of Reorganization relating to the Guardian International Growth VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian International Growth VIP Fund will transfer substantially all of its assets to the SA Fidelity Institutional AM International Growth Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Fidelity Institutional AM International Growth Portfolio of substantially all of the liabilities of the Guardian International Growth VIP Fund and Class 3 shares of the SA Fidelity Institutional AM International Growth Portfolio, which shares will be distributed by the Guardian International Growth VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian International Growth VIP Fund shareholders);

12.

To approve an Agreement and Plan of Reorganization relating to the Guardian Global Utilities VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Global Utilities VIP Fund will transfer substantially all of its assets to the SA Large Cap Value Index Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Large Cap Value Index Portfolio of substantially all of the liabilities of the Guardian Global Utilities VIP Fund and Class 3 shares of the SA Large Cap Value Index Portfolio, which shares will be distributed by the Guardian Global Utilities VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Global Utilities VIP Fund shareholders);

13.

To approve an Agreement and Plan of Reorganization relating to the Guardian Large Cap Disciplined Growth VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Large Cap Disciplined Growth VIP Fund will transfer substantially all of its assets to the SA Franklin Large Cap Disciplined Growth Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Franklin Large Cap Disciplined Growth Portfolio of substantially all of the liabilities of the Guardian Large Cap Disciplined Growth VIP Fund and Class 3 shares of the SA Franklin Large Cap Disciplined Growth Portfolio, which shares will be distributed by the Guardian Large Cap Disciplined Growth VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Large Cap Disciplined Growth VIP Fund shareholders);

14(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Core Fixed Income VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Core Fixed Income VIP Fund will transfer substantially all of its assets to the SA Franklin Core Fixed Income Portfolio (“SA Fixed Income Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Fixed Income Portfolio of substantially all of the liabilities of the Guardian Core Fixed Income VIP Fund and Class 1 shares of the SA Fixed Income Portfolio, which shares will be distributed by the Guardian Core Fixed Income VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Core Fixed Income VIP Fund shareholders);

14(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian U.S. Government/Credit VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian U.S. Government/Credit VIP Fund will transfer substantially all of its assets to the SA Fixed Income Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Fixed Income Portfolio of substantially all of the liabilities of the Guardian U.S. Government/Credit VIP Fund and Class 3 shares of the SA Fixed Income Portfolio, which shares will be distributed by the Guardian U.S. Government/Credit VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian U.S. Government/Credit VIP Fund shareholders);

15(a).

To approve an Agreement and Plan of Reorganization relating to the Guardian Small-Mid Cap Core VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Small-Mid Cap Core VIP Fund will transfer substantially all of its assets to the SA Franklin Mid Cap Core Portfolio (“SA Mid

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Cap Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the SA Mid Cap Portfolio of substantially all of the liabilities of the Guardian Small-Mid Cap Core VIP Fund and Class 3 shares of the SA Mid Cap Portfolio, which shares will be distributed by the Guardian Small-Mid Cap Core VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Small-Mid Cap Core VIP Fund shareholders);

15(b).

To approve an Agreement and Plan of Reorganization relating to the Guardian Select Mid Cap Core VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Select Mid Cap Core VIP Fund will transfer substantially all of its assets to the SA Mid Cap Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Mid Cap Portfolio of substantially all of the liabilities of the Guardian Select Mid Cap Core VIP Fund and Class 3 shares of the SA Mid Cap Portfolio, which shares will be distributed by the Guardian Select Mid Cap Core VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Select Mid Cap Core VIP Fund shareholders);

15(c).

To approve an Agreement and Plan of Reorganization relating to the Guardian Mid Cap Relative Value VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Mid Cap Relative Value VIP Fund will transfer substantially all of its assets to the SA Mid Cap Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Mid Cap Portfolio of substantially all of the liabilities of the Guardian Mid Cap Relative Value VIP Fund and Class 3 shares of the SA Mid Cap Portfolio, which shares will be distributed by the Guardian Mid Cap Relative Value VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Mid Cap Relative Value VIP Fund shareholders);

15(d).

To approve an Agreement and Plan of Reorganization relating to the Guardian Mid Cap Traditional Growth VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Mid Cap Traditional Growth VIP Fund will transfer substantially all of its assets to the SA Mid Cap Portfolio, a series of SunAmerica Series Trust, in exchange for the assumption by the SA Mid Cap Portfolio of substantially all of the liabilities of the Guardian Mid Cap Traditional Growth VIP Fund and Class 3 shares of the SA Mid Cap Portfolio, which shares will be distributed by the Guardian Mid Cap Traditional Growth VIP Fund to the holders of its shares in complete liquidation thereof (to be voted on by Guardian Mid Cap Traditional Growth VIP Fund shareholders);

16.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Although you are not directly a shareholder of any Target Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), you have the right to instruct GIAC how to vote shares of each Target Portfolio attributable to your Variable Contract at the Special Meeting. GIAC, through the separate accounts, is the record owner of the Target Portfolios’ shares and will vote the shares of the Target Portfolios at the Special Meeting. For convenience we refer to Contract Owners as “shareholders.”

The Board of Trustees of GVPT (“GVPT Board”) has approved the reorganization (“Reorganization”) with respect to each Target Portfolio by which the Target Portfolio, a separate series of GVPT, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), would be reorganized with and into the corresponding Acquiring Portfolio, a separate series of SAST or SST, as applicable, each a Massachusetts business trust that is an open-end management investment company registered under the 1940 Act.

The investment objective of each Target Portfolio and each corresponding Acquiring Portfolio is substantially similar or similar, with the exception of each of the Guardian Global Utilities VIP Fund and Guardian Equity Income VIP Fund and its corresponding Acquiring Portfolio, as described below.

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Target Portfolio	Target Portfolio Investment Objective	Acquiring Portfolio	Acquiring Portfolio Investment Objective

Guardian Equity Income VIP Fund	The Fund seeks a high level of current income consistent with growth of capital.	SA Franklin Systematic U.S. Large Cap Value Portfolio	The Portfolio’s investment goal is long-term capital appreciation.

Guardian Integrated Research VIP Fund	The Fund seeks capital appreciation.	SA Franklin Systematic U.S. Large Cap Core Portfolio	The Portfolio’s investment goal is long-term capital appreciation.
Guardian All Cap Core VIP Fund	The Fund seeks capital appreciation.
Guardian Strategic Large Cap Core VIP Fund	The Fund seeks capital appreciation.
Guardian Diversified Research VIP Fund	The Fund seeks capital appreciation.

Guardian International Equity VIP Fund	The Fund seeks long-term capital appreciation.	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)	The Portfolio’s investment goal is long-term capital appreciation.

Guardian Balanced Allocation VIP Fund	The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	SA Index Allocation 60/40 Portfolio	The Portfolio’s investment goals are growth of capital and, secondarily, current income.

Guardian Total Return Bond VIP Fund	The Fund seeks total return with an emphasis on high current income as well as capital appreciation.	SA JPMorgan MFS Core Bond Portfolio	The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.
Guardian Core Plus Fixed Income VIP Fund	The Fund seeks income and capital appreciation to produce a high total return.

Guardian Large Cap Fundamental Growth VIP Fund	The Fund seeks long-term growth of capital.	SA MFS Large Cap Growth Portfolio	The Portfolio’s investment goal is capital appreciation.

Guardian Small Cap Value Diversified VIP Fund	The Fund seeks capital appreciation.	SA Franklin Small Company Value Portfolio	The Portfolio’s investment goal is long-term growth of capital.

Guardian Multi-Sector Bond VIP Fund	The Fund seeks to provide a high current income with a secondary objective of capital appreciation.	SA Multi-Managed Diversified Fixed Income Portfolio	The Portfolio’s investment goal is relatively high current income and secondarily capital appreciation.

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Target Portfolio	Target Portfolio Investment Objective	Acquiring Portfolio	Acquiring Portfolio Investment Objective

Guardian Short Duration Bond VIP Fund	The Fund seeks to preserve principal and meet liquidity needs while maximizing total return.	SA JPMorgan Ultra-Short Bond Portfolio	The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.

Guardian Growth & Income VIP Fund	The Fund seeks long-term growth of capital.	SA Franklin BW U.S. Large Cap Value Portfolio	The Portfolio’s investment goal is growth of capital.
Guardian Large Cap Disciplined Value VIP Fund	The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Guardian International Growth VIP Fund	The Fund seeks total return consisting of long-term capital growth and current income.	SA Fidelity Institutional AM International Growth Portfolio	The Portfolio’s investment goal is to seek long-term growth of capital.

Guardian Global Utilities VIP Fund	The Fund seeks total return.	SA Large Cap Value Index Portfolio	The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Value Index.

Guardian Large Cap Disciplined Growth VIP Fund	The Fund seeks to maximize long-term growth.	SA Franklin Large Cap Disciplined Growth Portfolio	The Portfolio’s investment goal is to provide long-term capital growth.

Guardian Core Fixed Income VIP Fund	The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	SA Franklin Core Fixed Income Portfolio	The Portfolio’s investment goal is to maximize total return consistent with prudent risk.
Guardian U.S. Government/Credit VIP Fund	The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Guardian Small-Mid Cap Core VIP Fund	The Fund seeks capital appreciation.	SA Franklin Mid Cap Core Portfolio	The Portfolio’s investment goal is to provide long-term capital growth.
Guardian Select Mid Cap Core VIP Fund	The Fund seeks long term growth of capital.
Guardian Mid Cap Relative Value VIP Fund	The Fund seeks long-term capital appreciation.
Guardian Mid Cap Traditional Growth VIP Fund	The Fund seeks long-term growth of capital.

Each Acquiring Portfolio has certain strategies that are similar to those of each of the corresponding Target Portfolio(s). Certain Target Portfolios and their corresponding Acquiring Portfolios, however, employ certain differing investment strategies to seek to achieve their respective objectives, as discussed in more detail below. For more

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information on each Target Portfolio’s and each Acquiring Portfolio’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

If a Target Portfolio’s shareholders approve the Reorganization relating to their Target Portfolio and certain other conditions in the Reorganization Agreement are met, the Target Portfolio will transfer substantially all of its assets to the corresponding Acquiring Portfolio. Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica Asset Management, LLC (“SunAmerica”) and Park Avenue Institutional Advisers LLC (“Park Avenue”) may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. Accordingly, if shareholders of one Target Portfolio approve the Reorganization relating to their Target Portfolio, their Target Portfolio may be reorganized, even if shareholders of one or more of the other Target Portfolios do not approve the Reorganization relating to their Target Portfolio. Conversely, if shareholders of one Target Portfolio approve the Reorganization relating to their Target Portfolio, their Target Portfolio may not be reorganized if shareholders of one or more of the other Target Portfolios do not approve the Reorganization relating to their Target Portfolio.

Each Acquiring Portfolio will assume certain of the respective liabilities of the corresponding Target Portfolio and will issue Class 1 or Class 3 shares, as applicable, to the Target Portfolio in an amount equal to the aggregate net asset value of the outstanding shares of the Target Portfolio. Immediately thereafter, each Target Portfolio will distribute these shares of the corresponding Acquiring Portfolio to its shareholders. After distributing these shares, the Target Portfolio will be terminated as a series of GVPT. The aggregate net asset value of the Acquiring Portfolio shares received in a Reorganization will equal the aggregate net asset value of the applicable Target Portfolio shares held by Target Portfolio shareholders immediately prior to the closing of the Reorganization. As a result of each Reorganization, however, a shareholder of the Target Portfolio (other than the Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund) will represent a smaller percentage of ownership in the combined portfolio than the shares held by those in the Target Portfolio prior to the Reorganization. The number of shares in which a Contract Owner is entitled to provide voting instructions will be determined by dividing his or her Variable Contract value allocated to the Target Portfolio on the Record Date by the share value of such Target Portfolio on the Record Date.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Portfolio should know before voting on the Reorganization relating to their Target Portfolio and constitutes an offering of Class 1 and/or Class 3 shares of the corresponding Acquiring Portfolio only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Portfolios, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated [ ], 2026 (Securities Act File No. [ ]) (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Prospectuses and Statement of Additional Information of the Target Portfolios, each dated May 1, 2026 (SEC Accession No. 0001104659-26-050270);

•

the Prospectuses and Statement of Additional Information of the Acquiring Portfolios (other than SA Multi-Managed Diversified Fixed Income Portfolio, SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio), each dated May 1, 2026 (SEC Accession No. 0001193125-26-182445);

•	the Prospectus and Statement of Additional Information of the SA Multi-Managed Diversified Fixed Income Portfolio, dated July 29, 2026 (SEC Accession No. 0001193125-26-317881);

•	Annual Reports to shareholders of the Target Portfolios for the period ended December 31, 2025 (Accession Number 0001193125-26-095292);

9

•

Annual Reports to shareholders of the Acquiring Portfolios (other than SA Multi-Managed Diversified Fixed Income Portfolio, SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio) for the period ended January 31, 2026 (Accession Number 0001193125-26-150593);

•	Annual Report to shareholders of the SA Multi-Managed Diversified Fixed Income Portfolio for the period ended March 31, 2026 (Accession Number 0001193125-26-261220); and

Except as otherwise described herein, the policies and procedures set forth herein relating to the shares of each Acquiring Portfolio will apply to the Class 1 and/or Class 3 shares to be issued by an Acquiring Portfolio in connection with each Reorganization.

These documents are on file with the SEC. Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

For the Acquiring Portfolios:

By Phone:	(800) 445-7862 (for owners of variable annuity and/or variable life policies)

By Mail:	P.O. Box 15570, Amarillo, Texas 79105-5570

By Internet:	https://venerable.onlineprospectus.net/funds/sast_sst/

For the Target Portfolios:

By Phone:	888-482-7342 (for owners of variable life insurance policies)

800-830-4147 (for owners of variable annuity contracts)

By Mail:

Owners of variable life insurance policies:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets

P. O. Box 981588

El Paso, TX 79998-1592

Owners of variable annuity contracts:

Talcott Resolution - Annuity Service Operations

P.O. Box 14293

Lexington, KY 40512-4293

By Internet:   https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

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By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

The GVPT Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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12

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of GVPT, SAST, and SST is an open-end management investment company registered with the SEC. Each Target Portfolio is a separate series of GVPT, and each Acquiring Portfolio is a separate series of SAST or SST, as applicable.

The investment objective of each Target Portfolio and each corresponding Acquiring Portfolio is substantially similar or similar, with the exception of each of the Guardian Global Utilities VIP Fund and Guardian Equity Income VIP Fund and its corresponding Acquiring Portfolio, as detailed in the following table:

Target Portfolio	Target Portfolio Investment Objective	Acquiring Portfolio	Acquiring Portfolio Investment Objective

Guardian Equity Income VIP Fund	The Fund seeks a high level of current income consistent with growth of capital.	SA Franklin Systematic U.S. Large Cap Value Portfolio	The Portfolio’s investment goal is long-term capital appreciation.

Guardian Integrated Research VIP Fund	The Fund seeks capital appreciation.	SA Franklin Systematic U.S. Large Cap Core Portfolio	The Portfolio’s investment goal is long-term capital appreciation.
Guardian All Cap Core VIP Fund	The Fund seeks capital appreciation.
Guardian Strategic Large Cap Core VIP Fund	The Fund seeks capital appreciation.
Guardian Diversified Research VIP Fund	The Fund seeks capital appreciation.

Guardian International Equity VIP Fund	The Fund seeks long-term capital appreciation.	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)	The Portfolio’s investment goal is long-term capital appreciation.

Guardian Balanced Allocation VIP Fund	The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	SA Index Allocation 60/40 Portfolio	The Portfolio’s investment goals are growth of capital and, secondarily, current income.

Guardian Total Return Bond VIP Fund	The Fund seeks total return with an emphasis on high current income as well as capital appreciation.	SA JPMorgan MFS Core Bond Portfolio	The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.
Guardian Core Plus Fixed Income VIP Fund	The Fund seeks income and capital appreciation to produce a high total return.

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Target Portfolio	Target Portfolio Investment Objective	Acquiring Portfolio	Acquiring Portfolio Investment Objective

Guardian Large Cap Fundamental Growth VIP Fund	The Fund seeks long-term growth of capital.	SA MFS Large Cap Growth Portfolio	The Portfolio’s investment goal is capital appreciation.

Guardian Small Cap Value Diversified VIP Fund	The Fund seeks capital appreciation.	SA Franklin Small Company Value Portfolio	The Portfolio’s investment goal is long-term growth of capital.

Guardian Multi-Sector Bond VIP Fund	The Fund seeks to provide a high current income with a secondary objective of capital appreciation.	SA Multi-Managed Diversified Fixed Income Portfolio	The Portfolio’s investment goal is relatively high current income and secondarily capital appreciation.

Guardian Short Duration Bond VIP Fund	The Fund seeks to preserve principal and meet liquidity needs while maximizing total return.	SA JPMorgan Ultra-Short Bond Portfolio	The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.

Guardian Growth & Income VIP Fund	The Fund seeks long-term growth of capital.	SA Franklin BW U.S. Large Cap Value Portfolio	The Portfolio’s investment goal is growth of capital.
Guardian Large Cap Disciplined Value VIP Fund	The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Guardian International Growth VIP Fund	The Fund seeks total return consisting of long-term capital growth and current income.	SA Fidelity Institutional AM International Growth Portfolio	The Portfolio’s investment goal is to seek long-term growth of capital.

Guardian Global Utilities VIP Fund	The Fund seeks total return.	SA Large Cap Value Index Portfolio	The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Value Index.

Guardian Large Cap Disciplined Growth VIP Fund	The Fund seeks to maximize long-term growth.	SA Franklin Large Cap Disciplined Growth Portfolio	The Portfolio’s investment goal is to provide long-term capital growth.

Guardian Core Fixed Income VIP Fund	The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	SA Franklin Core Fixed Income Portfolio	The Portfolio’s investment goal is to maximize total return consistent with prudent risk.
Guardian U.S. Government/Credit VIP Fund	The Fund seeks total return with an emphasis on current income as well as capital appreciation.

15

Target Portfolio	Target Portfolio Investment Objective	Acquiring Portfolio	Acquiring Portfolio Investment Objective

Guardian Small-Mid Cap Core VIP Fund	The Fund seeks capital appreciation.	SA Franklin Mid Cap Core Portfolio	The Portfolio’s investment goal is to provide long-term capital growth.
Guardian Select Mid Cap Core VIP Fund	The Fund seeks long term growth of capital.
Guardian Mid Cap Relative Value VIP Fund	The Fund seeks long-term capital appreciation.
Guardian Mid Cap Traditional Growth VIP Fund	The Fund seeks long-term growth of capital.

Park Avenue serves as investment manager to each Target Portfolio. SunAmerica serves as investment adviser and manager to each Acquiring Portfolio and will serve as investment adviser and manager to each Acquiring Portfolio once the Reorganizations are completed. SunAmerica selects the subadvisers for the Acquiring Portfolios, manages the investments for certain of the Acquiring Portfolios, oversees the subadvisers’ management of certain Acquiring Portfolios, provides various administrative services, and supervises the daily business affairs of each Acquiring Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised, or administered assets in excess of $42.2 billion as of June 30, 2026. SunAmerica is a wholly-owned subsidiary of Venerable Holdings, Inc., and is located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007.

The subadvisers and sub-subadvisers, as applicable, for each Target Portfolio and its corresponding Acquiring Portfolio are listed below. It is anticipated that each Acquiring Portfolio’s subadviser(s) will continue to serve as subadviser(s) to such Acquiring Portfolio following the completion of the Reorganization(s).

Target Portfolio	Target Portfolio Subadviser/Sub- subadviser	Acquiring Portfolio	Acquiring Portfolio Subadviser(s)

Guardian Equity Income VIP Fund	Wellington Management Company LLP	SA Franklin Systematic U.S. Large Cap Value Portfolio	Franklin Advisers, Inc.

Guardian Integrated Research VIP Fund	Wellington Management Company LLP	SA Franklin Systematic U.S. Large Cap Core Portfolio	Franklin Advisers, Inc.
Guardian All Cap Core VIP Fund	Massachusetts Financial Services Company
Guardian Strategic Large Cap Core VIP Fund	AllianceBernstein L.P.
Guardian Diversified Research VIP Fund	Putnam Investment Management, LLC

Guardian International Equity VIP Fund	Subadviser: Schroder Investment Management North America Inc. Sub-subadviser: Schroder Investment Management North America Limited	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)	BlackRock Investment Management, LLC

Guardian Balanced Allocation VIP Fund	Wellington Management Company LLP	SA Index Allocation 60/40 Portfolio	N/A

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Target Portfolio	Target Portfolio Subadviser/Sub- subadviser	Acquiring Portfolio	Acquiring Portfolio Subadviser(s)

Guardian Total Return Bond VIP Fund	Massachusetts Financial Services Company	SA JPMorgan MFS Core Bond Portfolio	J.P. Morgan Investment Management Inc.; Massachusetts Financial Services Company
Guardian Core Plus Fixed Income VIP Fund	Lord, Abbett & Co. LLC

Guardian Large Cap Fundamental Growth VIP Fund	FIAM LLC	SA MFS Large Cap Growth Portfolio	Massachusetts Financial Services Company

Guardian Small Cap Value Diversified VIP Fund	Boston Partners Global Investors, Inc.	SA Franklin Small Company Value Portfolio	Franklin Mutual Advisers, LLC

Guardian Multi-Sector Bond VIP Fund	Janus Henderson Investors US LLC	SA Multi-Managed Diversified Fixed Income Portfolio	PineBridge Investments LLC; Wellington Management Company LLP

Guardian Short Duration Bond VIP Fund	Allspring Global Investments, LLC	SA JPMorgan Ultra-Short Bond Portfolio	J.P. Morgan Investment Management Inc.

Guardian Growth & Income VIP Fund	AllianceBernstein L.P.	SA Franklin BW U.S. Large Cap Value Portfolio	Brandywine Global Investment Management, LLC
Guardian Large Cap Disciplined Value VIP Fund	Boston Partners Global Investors, Inc.

Guardian International Growth VIP Fund	J.P. Morgan Investment Management Inc.	SA Fidelity Institutional AM International Growth Portfolio	FIAM LLC

Guardian Global Utilities VIP Fund	Wellington Management Company LLP	SA Large Cap Value Index Portfolio	BlackRock Investment Management, LLC

Guardian Large Cap Disciplined Growth VIP Fund	Wellington Management Company LLP	SA Franklin Large Cap Disciplined Growth Portfolio	Franklin Advisers, Inc.; Putnam Investment Management, LLC; ClearBridge Investments, LLC

Guardian Core Fixed Income VIP Fund	FIAM LLC	SA Franklin Core Fixed Income Portfolio	Franklin Advisers, Inc.
Guardian U.S. Government/Credit VIP Fund	Lord, Abbett & Co. LLC

Guardian Small-Mid Cap Core VIP Fund	FIAM LLC	SA Franklin Mid Cap Core Portfolio	Franklin Advisers, Inc.; Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC
Guardian Select Mid Cap Core VIP Fund	FIAM LLC
Guardian Mid Cap Relative Value VIP Fund	Allspring Global Investments, LLC

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Target Portfolio	Target Portfolio Subadviser/Sub- subadviser	Acquiring Portfolio	Acquiring Portfolio Subadviser(s)

Guardian Mid Cap Traditional Growth VIP Fund	Janus Henderson Investors US LLC

Although each Target Portfolio’s principal investment strategies are similar to those of the Acquiring Portfolio (other than the strategies of Guardian Balanced Allocation VIP Fund and its corresponding Acquiring Portfolio, which are different in several material respects), there are certain key differences, as outlined in the following appendices under “Comparison of Principal Investment Strategies”:

Appendix	Target Portfolio	Acquiring Portfolio

A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio

B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio

C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)

D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio

E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio

F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio

G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio

H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio

I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio

J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio

K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio

L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio

M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio

N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio

O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

The GVPT Board, including the Trustees who are not “interested persons” of GVPT (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved each applicable Reorganization, on behalf of each Target Portfolio. Subject to approval by the relevant Target Portfolio shareholders, each Reorganization provides for:

18

•

the transfer of substantially all the assets of the relevant Target Portfolio to the corresponding Acquiring Portfolio in exchange for the assumption by the Acquiring Portfolio of substantially all of the liabilities of the relevant Target Portfolio and Class 1 or Class 3 shares of the corresponding Acquiring Portfolio, as applicable, having an aggregate net asset value equal to the aggregate net asset value of the shares of the relevant Target Portfolio;

•	the distribution of such Class 1 or Class 3 shares of the Acquiring Portfolio, as applicable, to the relevant Target Portfolio’s shareholders; and

•	the termination of the relevant Target Portfolio as a series of GVPT.

If a proposed Reorganization is approved by shareholders and completed, the Target Portfolio’s shareholders would hold Class 1 or Class 3 shares of the Acquiring Portfolio, as applicable, with an aggregate net asset value equal to the aggregate net asset value of Target Portfolio shares owned immediately prior to the closing of the Reorganization. Shareholders of each Target Portfolio other than Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund would hold Class 3 shares of the corresponding Acquiring Portfolio and shareholders of each of the Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund would hold Class 1 shares of the corresponding Acquiring Portfolio if the proposed Reorganizations are approved by shareholders and completed.

Background and Reasons for the Proposed Reorganizations

Park Avenue has made a strategic decision to exit the business of serving as investment manager to GVPT and has concluded that continuing to operate the Target Portfolios in their current state is not in the best interests of the Target Portfolios or their shareholders.

Park Avenue has concluded that the Target Portfolios have little prospect for growth in their current state and thus no prospect of achieving or maintaining the scale needed to be viable. After exploring a number of alternatives, including reorganizations with other funds and liquidation, Park Avenue determined that SunAmerica has the investment management, operational, and financial capabilities and resources to manage the Acquiring Portfolios, including investment methodologies that Park Avenue believes could deliver strong investment performance over time for shareholders. Park Avenue recommended to the GVPT Board, and the GVPT Board approved, subject to shareholder approval, each Reorganization.

In proposing the Reorganizations, Park Avenue has, among other things, considered the performance history, fee and expense structure, level of assets, and future prospects for growth of the Acquiring Portfolios. In addition, Park Avenue is proposing the Reorganizations to combine the Target Portfolios with corresponding funds within the SunAmerica fund complex and has concluded that the Reorganizations would be in the best interests of the Target Portfolios.

In connection with the Reorganizations, GIAC will enter into a participation agreement with SunAmerica, SAST, and SST to make the Acquiring Portfolios available as investment options for GIAC’s Variable Contracts, which will enable you to continue your investment in the affected Variable Contracts without interruption or cost to you.

Park Avenue, GIAC, and SunAmerica have also entered into a Master Transaction Agreement (the “Master Transaction Agreement”) pursuant to which SunAmerica has agreed to pay Park Avenue a one-time cash payment as consideration for the transfer of certain assets related to Park Avenue’s business of providing investment management services to the Target Portfolios. The completion of this transaction and each Reorganization is subject to certain conditions, including the consummation of each Reorganization, which can be waived upon agreement by Park Avenue and SunAmerica. SunAmerica will also enter into a Revenue Allocation Agreement with GIAC (the “Revenue Allocation Agreement”) pursuant to which SunAmerica will pay GIAC an ongoing revenue allocation based on the average net assets of each Acquiring Portfolio available through a GIAC separate account. Please see “Asset Purchase Agreement among Park Avenue, GIAC, and SunAmerica and Revenue Allocation Agreement” below for more information regarding these arrangements.

Each Acquiring Portfolio, following completion of one or more of its Reorganizations, may be referred to as the “Combined Portfolio” in this Combined Prospectus/Proxy Statement and collectively as the “Combined Portfolios.”

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The management fees payable by each Target Portfolio and each corresponding Acquiring Portfolio (including on a pro forma basis after the Reorganization) are shown below.

Following each Reorganization (other than the Reorganization of Guardian Integrated Research VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund), the management fee payable by the Combined Portfolio is expected to be higher than the management fee payable by each corresponding Target Portfolio. Additional information regarding the management fee schedule for each Portfolio based on each Portfolio’s average daily net assets can be found under “Investment Advisory and Management Agreement.”

Target Portfolio	Target Portfolio Management Fee (% of average daily net assets)	Acquiring Portfolio	Acquiring Portfolio Management Fee (% of average daily net assets)	Pro Forma Combined Portfolio Management Fee (% of average daily net assets)
Guardian Equity Income VIP Fund	0.50%	SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%	0.60%
Guardian Integrated Research VIP Fund	0.48%	SA Franklin Systematic U.S. Large Cap Core Portfolio	0.48%	0.45%
Guardian All Cap Core VIP Fund	0.44%
Guardian Strategic Large Cap Core VIP Fund	0.55%
Guardian Diversified Research VIP Fund	0.60%
Guardian International Equity VIP Fund	0.77%	SA BlackRock Advantage International Portfolio	0.84%	0.82%
Guardian Balanced Allocation VIP Fund	0.48%	SA Index Allocation 60/40 Portfolio	0.10%	0.10%
Guardian Total Return Bond VIP Fund	0.45%	SA JPMorgan MFS Core Bond Portfolio	0.60%	0.60%
Guardian Core Plus Fixed Income VIP Fund	0.45%
Guardian Large Cap Fundamental Growth VIP Fund	0.60%	SA MFS Large Cap Growth Portfolio	0.65%	0.64%
Guardian Small Cap Value Diversified VIP Fund	0.69%	SA Franklin Small Company Value Portfolio	0.98%	0.96%
Guardian Multi-Sector Bond VIP Fund	0.52%	SA Multi-Managed Diversified Fixed Income Portfolio	0.64%	0.64%
Guardian Short Duration Bond VIP Fund	0.45%	SA JPMorgan Ultra-Short Bond Portfolio	0.46%	0.46%

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Target Portfolio	Target Portfolio Management Fee (% of average daily net assets)	Acquiring Portfolio	Acquiring Portfolio Management Fee (% of average daily net assets)	Pro Forma Combined Portfolio Management Fee (% of average daily net assets)
Guardian Growth & Income VIP Fund	0.65%	SA Franklin BW U.S. Large Cap Value Portfolio	0.72%	0.72%
Guardian Large Cap Disciplined Value VIP Fund	0.65%
Guardian International Growth VIP Fund	0.80%	SA Fidelity Institutional AM International Growth Portfolio	0.77%	0.76%
Guardian Global Utilities VIP Fund	0.73%	SA Large Cap Value Index Portfolio	0.30%	0.30%
Guardian Large Cap Disciplined Growth VIP Fund	0.58%	SA Franklin Large Cap Disciplined Growth Portfolio	0.68%	0.68%
Guardian Core Fixed Income VIP Fund	0.44%	SA Franklin Core Fixed Income Portfolio	0.55%	0.55%
Guardian U.S. Government/Credit VIP Fund	0.47%
Guardian Small-Mid Cap Core VIP Fund	0.64%	SA Franklin Mid Cap Core Portfolio	0.76%	0.76%
Guardian Select Mid Cap Core VIP Fund	0.53%
Guardian Mid Cap Relative Value VIP Fund	0.72%
Guardian Mid Cap Traditional Growth VIP Fund	0.80%

Pursuant to an Expense Limitation Agreement, Park Avenue has contractually agreed to waive certain fees and/or reimburse certain expenses of each Target Portfolio through April 30, 2027, so that the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) of the Target Portfolio does not exceed certain limits. The expiration date of the Expense Limitation Agreement and the recoupment right of Park Avenue for certain Target Portfolios is subject to a condition of an order of exemption from the SEC (i.e., for the life of the affected Variable Contracts), but in no event will the expense limitation expire for any such Target Portfolio prior to April 30, 2027. The Expense Limitation Agreements for the Target Portfolios are discussed further in the Combined Prospectus/Proxy Statement under “Investment Advisory and Management Agreement.”

Pursuant to Expense Limitation Agreements, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of certain Acquiring Portfolios through April 30, 2029, so that each Acquiring Portfolio’s Total Annual Portfolio Operating Expenses do not exceed certain limits. The Expense Limitation Agreements for the Acquiring

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Portfolios are discussed further in the Combined Prospectus/Proxy Statement under “Investment Advisory and Management Agreement.”

Following each Reorganization, the total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., the net expenses) of the applicable class of each Acquiring Portfolio is expected to be the same as or lower than the net expenses of the corresponding Target Portfolio for at least two years following the closing of the Reorganization, after excluding expenses due to estimated acquired fund fees and expenses and interest expenses. Each Acquiring Portfolio (other than the SA MFS Large Cap Growth Portfolio, SA Franklin Systematic US Large Cap Core Portfolio and SA Multi-Managed Diversified Fixed Income Portfolio) will be subject to an Expense Limitation Agreement expiring April 30, 2029. The SA Multi-Managed Diversified Fixed Income Portfolio will be subject to an Expense Limitation Agreement expiring July 31, 2029 and the SA Franklin Systematic US Large Cap Core Portfolio will be subject to an Expense Limitation Agreement expiring on April 30, 2027. Following the expiration of the Expense Limitation Agreement, it is possible that the total annual fund operating expenses of Class 1 or Class 3 shares, as applicable, of an Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

The gross operating expense ratio of Class 1 and Class 3 shares, as applicable, of each of the Combined Portfolios is expected to be the same or lower than the current gross operating expense ratio of each corresponding Target Portfolio except in the case of the Guardian Small Cap Value Diversified VIP Fund, Guardian Equity Income VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Select Mid Cap Core VIP Fund and Guardian Small-Mid Cap Core VIP Fund where the gross expense ratio for each class of the Combined Portfolio in its respective Reorganization is expected to be higher by 0.17%, 0.04%, 0.03%, 0.05%, 0.04%, 0.07% and 0.02%, respectively.

No sales charges will be assessed to shares received in connection with the Reorganization.

In approving each Reorganization, the GVPT Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the relevant Target Portfolio and that the interests of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. In addition, the Boards of Trustees of SAST and SST determined that participation in each Reorganization is in the best interests of the relevant Acquiring Portfolio and that the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The GVPT Board considered the Reorganization proposals at the Meeting, and the entire Board of Trustees, including the Independent Trustees, unanimously approved each relevant Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant by each Trustee taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Trustees with regard to each Reorganization are described below under “GVPT Board Considerations.”

If a Reorganization is not approved by shareholders of the relevant Target Portfolio, the GVPT Board may consider other alternatives, which may include seeking a merger with a different fund or the liquidation of the Target Portfolio.

The GVPT Board unanimously recommends that you vote “FOR” the Reorganization relating to your Target Portfolio.

Investment Objectives and Principal Investment Strategies

A comparison of the investment objectives and principal investment strategies of each Target Portfolio and its corresponding Acquiring Portfolio can be found in the following appendices under “Comparison of Investment Objectives” and “Comparison of Principal Investment Strategies”:

Appendix	Target Portfolio	Acquiring Portfolio

A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio

B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio

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Appendix	Target Portfolio	Acquiring Portfolio

C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)

D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio

E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio

F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio

G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio

H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio

I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio

J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio

K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio

L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio

M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio

N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio

O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

Additional Information About each Acquiring Portfolio’s Investment Strategies. From time to time, the Acquiring Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on an Acquiring Portfolio’s investments in money market securities for temporary defensive purposes. If an Acquiring Portfolio takes such a temporary defensive position, it may not achieve its investment goal.

In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Acquiring Portfolios may invest in limited instances, which are not described in this Combined Prospectus/Proxy Statement. These securities and investment practices are listed in the applicable SAST or SST SAI.

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in an Acquiring Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Acquiring Portfolio’s total or net assets. “Net assets” will take into account any borrowings for investment purposes by an Acquiring Portfolio. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment objective and strategies for each Acquiring Portfolio are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to an Acquiring Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.

Additional information regarding each Acquiring Portfolio’s investment strategies and non-principal investment risks can be found in Appendix Q.

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Fees and Expenses

If a Reorganization is approved by shareholders and completed, shareholders of each Target Portfolio will receive Class 3 shares of the corresponding Acquiring Portfolio, except that shareholders of Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund will receive Class 1 shares of their corresponding Acquiring Portfolio.

The management fees payable by each Target Portfolio and each corresponding Acquiring Portfolio (including on a pro forma basis after the Reorganization) can be found in the Appendix noted below under “Comparison of Fees and Expenses.”

Following each Reorganization (other than the Reorganization of Guardian Integrated Research VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian International Growth VIP Fund, Guardian Global Utilities VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund), the management fee payable by the Combined Portfolio is expected to be higher than the management fee payable by each corresponding Target Portfolio. Additional information regarding the management fee schedule for each Portfolio based on each Portfolio’s average daily net assets can be found under “Investment Advisory and Management Agreement.”

Pursuant to an Expense Limitation Agreement, Park Avenue has contractually agreed to waive certain fees and/or reimburse certain expenses of each Target Portfolio through April 30, 2027, so that the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) of the Target Portfolio does not exceed certain limits. The expiration date of the Expense Limitation Agreement and the recoupment right of Park Avenue for certain Target Portfolios is subject to a condition of an order of exemption from the SEC (i.e., for the life of the affected Variable Contracts), but in no event will the expense limitation expire for any such Target Portfolio prior to April 30, 2027. The Expense Limitation Agreements for the Target Portfolios are discussed further in the Combined Prospectus/Proxy Statement under “Investment Advisory and Management Agreement.”

Pursuant to Expense Limitation Agreements, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of the Acquiring Portfolios through April 30, 2029 (and through July 31, 2029 for SA Multi-Managed Diversified Fixed Income Portfolio), so that each applicable Acquiring Portfolio’s Total Annual Portfolio Operating Expenses do not exceed specified limits, with one exception. SA Franklin Systematic Large Cap Core Portfolio’s current Expense Limitation Agreement will expire on April 30, 2027, however, its pro forma gross expenses are estimated to be 0.23% below the current cap and below each corresponding Target Fund’s current net expenses. The Expense Limitation Agreements for the Acquiring Portfolios are discussed further in the Combined Prospectus/Proxy Statement under “Investment Advisory and Management Agreement.”

Following each Reorganization, the total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., the net expenses) of the applicable class of each Acquiring Portfolio is expected to be the same as or lower than the net expenses of the corresponding Target Portfolio for at least two years following the closing of the Reorganization, after excluding expenses due to estimated acquired fund fees and expenses and interest expenses. Each Acquiring Portfolio (other than the SA MFS Large Cap Growth Portfolio, SA Franklin Systematic US Large Cap Core Portfolio, and SA Multi-Managed Diversified Fixed Income Portfolio) will be subject to an Expense Limitation Agreement expiring April 30, 2029. The SA Multi-Managed Diversified Fixed Income Portfolio will be subject to an Expense Limitation Agreement expiring July 31, 2029. The SA Franklin Systematic US Large Cap Core Portfolio will be subject to an Expense Limitation Agreement expiring on April 30, 2027. Following the expiration of the Expense Limitation Agreement, it is possible that the total annual fund operating expenses of Class 1 or Class 3 shares, as applicable, of an Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

The gross operating expense ratio of Class 1 and Class 3 shares, as applicable, of each Combined Portfolio is expected to be the same or lower than the current gross operating expense ratio of each corresponding Target Portfolio except in the case of the Guardian Small Cap Value Diversified VIP Fund, Guardian Equity Income VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Select Mid Cap Core VIP Fund, and Guardian Small-Mid Cap Core VIP Fund where the gross expense ratio for each class of the Combined Portfolio in its respective Reorganization is expected to be higher by 0.17%, 0.04%, 0.03%, 0.05%, 0.04%, 0.07% and 0.02%, respectively.

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A comparison of the fees and expenses of each Target Portfolio and its corresponding Acquiring Portfolio as of each Portfolio’s most recent fiscal year end and the pro forma fees and expenses of each Combined Portfolio as of June 30, 2026 can be found in the following appendices under “Comparison of Fees and Expenses”:

Appendix	Target Portfolio	Acquiring Portfolio
A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio
B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio
E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio
G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio
H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio
I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio
J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio
M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio
N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio
O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

Principal Investment Risks

Due to the differences in the principal investment strategies of the Target Portfolios and the Acquiring Portfolios, there are differences in the principal investment risks for each Target Portfolio and the corresponding Acquiring Portfolio. A comparison of the principal investment risks of each Target Portfolio and its corresponding Acquiring Portfolio can be found in the following appendices under “Comparison of Principal Investment Risks”:

Appendix	Target Portfolio	Acquiring Portfolio
A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio
B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio

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Appendix	Target Portfolio	Acquiring Portfolio
C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio
E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio
G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio
H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio
I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio
J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio
M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio
N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio
O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

For more information on these risks, see “Comparison of the Portfolios—Risks of the Portfolios.” You will find additional descriptions of specific risks in the prospectuses and statements of additional information for the Portfolios.

As with any mutual fund, there can be no assurance that each Portfolio’s investment objective will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Portfolio goes down, you could lose money.

Federal Tax Consequences

As long as the Variable Contracts funded through the separate accounts of GIAC qualify as “variable contracts” under Section 817(d) of the Code, none of the Reorganizations will be a taxable event for U.S. federal income tax purposes with respect to Contract Owners whose Variable Contract values are determined by investment in shares of the Target Portfolios, regardless of the tax status of the applicable Reorganization.

Each Reorganization (other than the Reorganizations of Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund) is expected to be treated as a taxable transfer of the applicable Target Portfolio’s assets and GIAC, as the owner of the assets of the applicable Target Portfolio for U.S. federal income tax purposes, is expected to recognize gain or loss on the transfer of the applicable Target Portfolio’s assets to the corresponding Acquiring Portfolio.

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The Reorganizations of Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund are each expected to be treated as a tax-deferred transaction under Section 351 of the Code, and GIAC is not expected to recognize gain or loss on the transfer of the applicable Target Portfolio’s assets to the corresponding Acquiring Portfolio, except that GIAC may be required to recognize gain with respect to (i) an election made by GIAC under Section 1.337(d)-7(c) of the Treasury Regulations, as permitted by Section 1.337(d)-7(e) of the Treasury Regulations, if applicable, (ii) contracts described in Section 1256(b) of the Code or any other asset in respect of which GIAC has elected, or is required to, use the mark-to-market method of accounting for tax purposes, (iii) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (iv) with respect to any other asset if gain or loss is required to be recognized upon a transfer of that asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code, (v) with respect to the assumption of the liabilities of the Target Portfolio by the Acquiring Portfolio, to the extent the aggregate amount of such liabilities (excluding deductible liabilities under Section 357(c)(3) of the Code) exceeds the aggregate adjusted basis of the assets transferred, pursuant to Section 357(c) of the Code, and (vi) as a result of any required adjustments under Section 362(e) of the Code.

As a condition to the closing of each Reorganization, SAST or SST, on behalf of the applicable Acquiring Portfolio, and GVPT, on behalf of the applicable Target Portfolio, will receive opinions from Dechert LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

For more information about the U.S. federal income tax consequences of each Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Redemption, and Valuation of Shares

Procedures for the purchase, redemption, and valuation of shares of each Target Portfolio and the corresponding Acquiring Portfolio are similar. The Acquiring Portfolios’ procedures will be utilized following the Reorganizations.

The Target Portfolios and the Acquiring Portfolios each calculate their net asset value as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) and value portfolio securities using market quotations when such quotations are readily available, and utilize fair value methodologies when such quotations are not readily available or are deemed unreliable. Each Target Portfolio and Acquiring Portfolio has designated a valuation designee responsible for the day-to-day determination of fair value, subject to oversight by its Board of Trustees. The Target Portfolios’ and the Acquiring Portfolios’ valuation policies and procedures are generally similar in these respects and both follow valuation procedures designed to ensure that portfolio securities are valued in good faith and in a manner consistent with applicable regulatory requirements. Although there are certain differences between the policies and procedures, such as primary pricing vendors for certain instruments, Park Avenue does not expect that these differences would result in any material differences in the overall valuation of portfolio securities or in the calculation of net asset values under normal market conditions.

COMPARISON OF THE PORTFOLIOS

Principal and Non-Principal Investment Risks

The principal investment risks of each Portfolio are summarized in the below listed appendices under “Comparison of Principal Investment Risks.” The non-principal investment risks of each Target Portfolio are summarized in Appendix R and the non-principal investment risks of each Acquiring Portfolio are summarized in the below listed appendices under “Comparison of Non-Principal Investment Risks.” In addition, a description of the principal investment risks that may affect each Acquiring Portfolio and, therefore, each Combined Portfolio can be found in the below listed appendices under “Comparison of Principal Investment Risks.” You will find additional descriptions of specific risks in each Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that each Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

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Shares of each Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

Appendix	Target Portfolio	Acquiring Portfolio
A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio
B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio
E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio
G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio
H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio
I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio
J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio
M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio
N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio
O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

Fundamental and Non-Fundamental Investment Restrictions

Each of the Portfolios has some similar and some differing investment restrictions. If the shareholders of a Target Portfolio approve the Reorganization relating to their Target Portfolio, SunAmerica will manage the Combined Portfolio pursuant to the investment restrictions of the corresponding Acquiring Portfolio. The complete list of the fundamental and non-fundamental investment restrictions of each Target Portfolio and the corresponding Acquiring Portfolio is set out in “Appendix P – Fundamental and Non-Fundamental Investment Restrictions.”

Performance Information

Bar charts and tables illustrating the risks of investing in each Target Portfolio and each corresponding Acquiring Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of one or more broad-based securities indexes can be found in the following appendices under “Comparison of Performance Information”:

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Appendix	Target Portfolio	Acquiring Portfolio
A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio
B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio
E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio
G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio
H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio
I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio
J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio
M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio
N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio
O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

Management of the Portfolios

Park Avenue

Park Avenue, a Delaware limited liability company organized in 2015, serves as investment manager of the Target Portfolios. Park Avenue is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company (“GIS”), which is a wholly-owned subsidiary of GIAC, a New York insurance company. Park Avenue serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. Park Avenue’s principal office is located at 10 Hudson Yards, New York, NY 10001. As of December 31, 2025, Park Avenue managed approximately $82.0 billion in assets, of which approximately $77.4 billion represents the assets of GIAC and its subsidiaries. A discussion regarding the basis of the GVPT Board’s approval of the management agreement between GVPT, on behalf of the Target Portfolios, and Park Avenue and the subadvisory agreements between Park Avenue, on behalf of the Target Portfolios, and each subadviser is available in each Target Portfolio’s report filed on Form N-CSR.

Park Avenue and GVPT have obtained an exemptive order (the “GVPT Order”) from the SEC to permit Park Avenue, on behalf of a Target Portfolio and subject to the approval of the GVPT Board, including a majority of the independent

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members of the GVPT Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of Park Avenue, or a sister company of Park Avenue that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns Park Avenue, and to provide relief from certain disclosure obligations with regard to subadvisory fees. Under the GVPT Order, Park Avenue has the ultimate responsibility, subject to oversight by the GVPT Board, to oversee subadvisers and recommend their hiring, termination, or replacement. The GVPT Order is subject to certain conditions, including that each Target Portfolio notify shareholders and provide them with certain information within 90 days of hiring a new subadviser. As of the date of this Combined Prospectus/Proxy Statement, each Target Portfolio other than Guardian All Cap Core VIP Fund, Guardian Integrated Research VIP Fund, and Guardian Equity Income VIP Fund may rely on the GVPT Order.

SunAmerica

SunAmerica serves as investment adviser and manager to the Acquiring Portfolios and will serve as investment adviser and manager to the Combined Portfolios following consummation of the Reorganizations.

SunAmerica selects the subadvisers for the Acquiring Portfolios, manages the investments for certain Acquiring Portfolios, oversees the subadvisers’ management of certain Acquiring Portfolios, provides various administrative services, and supervises the daily business affairs of each Acquiring Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised, or administered assets in excess of $42.2 billion as of June 30, 2026. SunAmerica is a wholly-owned subsidiary of Venerable Holdings, Inc., and is located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007.

SunAmerica has received an exemptive order from the SEC (the “SunAmerica Order”) that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Acquiring Portfolios with unaffiliated subadvisers approved by the relevant Board of Trustees without obtaining shareholder approval. The SunAmerica Order also permits SunAmerica, subject to the approval of the relevant Board of Trustees but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers, or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement.

Shareholders will be notified of any subadviser changes. The SunAmerica Order also permits the Acquiring Portfolios to disclose fees paid to unaffiliated subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Acquiring Portfolios’ shareholders have approved the Acquiring Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when an Acquiring Portfolio should rely on the no-action relief.

Shareholders of an Acquiring Portfolio have the right to terminate an agreement with a subadviser for that Acquiring Portfolio at any time by a vote of the majority of the outstanding voting securities of such Acquiring Portfolio.

The subadvisers and sub-subadvisers, as applicable, for each Target Portfolio and its corresponding Acquiring Portfolio are listed below. It is anticipated that each Acquiring Portfolio’s subadviser(s) will continue to serve as subadviser(s) to such Acquiring Portfolio following the completion of the Reorganization(s).

Target Portfolio	Target Portfolio Subadviser/Sub- subadviser	Acquiring Portfolio	Acquiring Portfolio Subadviser(s)

Guardian Equity Income VIP Fund	Wellington Management Company LLP	SA Franklin Systematic U.S. Large Cap Value Portfolio	Franklin Advisers, Inc.

Guardian Integrated Research VIP Fund	Wellington Management Company LLP	SA Franklin Systematic U.S. Large Cap Core Portfolio	Franklin Advisers, Inc.

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Target Portfolio	Target Portfolio Subadviser/Sub- subadviser	Acquiring Portfolio	Acquiring Portfolio Subadviser(s)

Guardian All Cap Core VIP Fund	Massachusetts Financial Services Company
Guardian Strategic Large Cap Core VIP Fund	AllianceBernstein L.P.
Guardian Diversified Research VIP Fund	Putnam Investment Management, LLC

Guardian International Equity VIP Fund	Subadviser: Schroder Investment Management North America Inc. Sub-subadviser: Schroder Investment Management North America Limited	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)	BlackRock Investment Management, LLC

Guardian Balanced Allocation VIP Fund	Wellington Management Company LLP	SA Index Allocation 60/40 Portfolio	N/A

Guardian Total Return Bond VIP Fund	Massachusetts Financial Services Company	SA JPMorgan MFS Core Bond Portfolio	J.P. Morgan Investment Management Inc.; Massachusetts Financial Services Company
Guardian Core Plus Fixed Income VIP Fund	Lord, Abbett & Co. LLC

Guardian Large Cap Fundamental Growth VIP Fund	FIAM LLC	SA MFS Large Cap Growth Portfolio	Massachusetts Financial Services Company

Guardian Small Cap Value Diversified VIP Fund	Boston Partners Global Investors, Inc.	SA Franklin Small Company Value Portfolio	Franklin Mutual Advisers, LLC

Guardian Multi-Sector Bond VIP Fund	Janus Henderson Investors US LLC	SA Multi-Managed Diversified Fixed Income Portfolio	PineBridge Investments LLC; Wellington Management Company LLP

Guardian Short Duration Bond VIP Fund	Allspring Global Investments, LLC	SA JPMorgan Ultra-Short Bond Portfolio	J.P. Morgan Investment Management Inc.

Guardian Growth & Income VIP Fund	AllianceBernstein L.P.	SA Franklin BW U.S. Large Cap Value Portfolio	Brandywine Global Investment Management, LLC
Guardian Large Cap Disciplined Value VIP Fund	Boston Partners Global Investors, Inc.

Guardian International Growth VIP Fund	J.P. Morgan Investment Management Inc.	SA Fidelity Institutional AM International Growth Portfolio	FIAM LLC

Guardian Global Utilities VIP Fund	Wellington Management Company LLP	SA Large Cap Value Index Portfolio	BlackRock Investment Management, LLC

Guardian Large Cap Disciplined Growth VIP Fund	Wellington Management Company LLP	SA Franklin Large Cap Disciplined Growth Portfolio	Franklin Advisers, Inc.; Putnam Investment Management, LLC; ClearBridge Investments, LLC

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Target Portfolio	Target Portfolio Subadviser/Sub- subadviser	Acquiring Portfolio	Acquiring Portfolio Subadviser(s)

Guardian Core Fixed Income VIP Fund	FIAM LLC	SA Franklin Core Fixed Income Portfolio	Franklin Advisers, Inc.
Guardian U.S. Government/Credit VIP Fund	Lord, Abbett & Co. LLC

Guardian Small-Mid Cap Core VIP Fund	FIAM LLC	SA Franklin Mid Cap Core Portfolio	Franklin Advisers, Inc.; Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC
Guardian Select Mid Cap Core VIP Fund	FIAM LLC
Guardian Mid Cap Relative Value VIP Fund	Allspring Global Investments, LLC
Guardian Mid Cap Traditional Growth VIP Fund	Janus Henderson Investors US LLC

Target Portfolios

AllianceBernstein L.P. (Guardian Strategic Large Cap Core VIP Fund and Guardian Growth & Income VIP Fund)\

AllianceBernstein L.P. (“AB”) is located at 501 Commerce Street, Nashville, TN 37203. AB, an indirect majority-owned subsidiary of Equitable Holdings, Inc., has managed retirement assets for public and private employee benefit plans, public employee retirement funds, investment companies, foundations, endowments, banks, and insurance companies worldwide. As of December 31, 2025, AB managed approximately $867 billion in assets.

Allspring Global Investments, LLC (Guardian Short Duration Bond VIP Fund and Guardian Mid Cap Relative Value VIP Fund)

Allspring Global Investments, LLC (“Allspring”) is located at 1415 Vantage Park Drive, Charlotte, NC 28203. Allspring is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds, and other funds and accounts. As of December 31, 2025, Allspring managed approximately $469.8 billion in assets.

Boston Partners Global Investors, Inc. (Guardian Small Cap Value Diversified VIP Fund and Guardian Large Cap Disciplined Value VIP Fund)

Boston Partners Global Investors, Inc. (“Boston Partners”) is located at One Beacon Street, Boston, MA 02108. Boston Partners was established in 1995. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation. As of December 31, 2025, Boston Partners managed approximately $126.96 billion in assets.

FIAM LLC (Guardian Large Cap Fundamental Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Select Mid Cap Core VIP Fund)

FIAM LLC is an indirectly held wholly-owned subsidiary of FMR LLC. The principal address of FIAM LLC is 900 Salem Street, Smithfield, RI 02917. As of December 31, 2025, FIAM LLC managed approximately $347.73 billion in assets.

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Janus Henderson Investors US LLC (Guardian Multi-Sector Bond VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund)

Janus Henderson Investors US LLC (“Janus”) is located at 151 Detroit Street, Denver, CO 80206. Janus, an indirect subsidiary of Janus Henderson Group plc, was established as an investment adviser in 1969 and serves as investment adviser and subadviser for a number of mutual funds and provides separate account advisory services. As of December 31, 2025, Janus Henderson Group plc managed approximately $493.2 billion in assets.

J.P. Morgan Investment Management Inc. (Guardian International Growth VIP Fund)

J.P. Morgan Investment Management Inc. (“JPMIM”) is located at 270 Park Avenue, New York, NY 10017. JPMIM, an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. was established in 1984. As of December 31, 2025, JPMIM and its affiliates managed approximately $4.1 trillion in assets.

Lord, Abbett & Co. LLC (Guardian Core Plus Fixed Income VIP Fund and Guardian U.S. Government/Credit VIP Fund)

Lord, Abbett & Co. LLC (“Lord Abbett”) is located at 90 Hudson Street, Jersey City, NJ 07302. Founded in 1929, Lord Abbett is an independent, privately held investment management firm providing active investment management to individual and institutional clients globally. As of December 31, 2025, Lord Abbett managed approximately $247.4 billion in assets across a broad range of strategies. The firm offers investment solutions through U.S.-registered mutual funds, Undertakings for Collective Investment in Transferable Securities (UCITS) funds, separate accounts, Collective Investment Trusts (CITs), and other commingled products. Lord Abbett’s investment capabilities span fixed income, equity, multi-asset, and alternative strategies, supported by fundamental research and a collaborative investment process.

Massachusetts Financial Services Company (Guardian All Cap Core VIP Fund and Guardian Total Return Bond VIP Fund)

Massachusetts Financial Services Company (MFS®) (“MFS”). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $651 billion as of December 31, 2025.

Putnam Investment Management, LLC (Guardian Diversified Research VIP Fund)

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company with principal offices located at 100 Federal Street, Boston, MA 02110. Putnam is owned through a series of wholly-owned subsidiaries by Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403. As of December 31, 2025, Putnam’s assets under management were approximately $151.62 billion. For purposes of this statement, Putnam includes Putnam Investment Management, LLC and its affiliated managers that do business under the name “Putnam Investments,” including The Putnam Advisory Company, LLC and Putnam Investments Limited.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (Guardian International Equity VIP Fund)

Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (collectively, “Schroders”) are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. The principal address of SIMNA is 7 Bryant Park, New York, NY 10018 and the principal address of SIMNA Ltd. and Schroders plc is 1 London Wall Place, London EC2Y 5AU. Schroders plc is a global asset management company with approximately $1,107.9 billion under management as of December 31, 2025.

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Wellington Management Company LLP (Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Global Utilities VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund)

Wellington Management Company LLP (“Wellington”) is a Delaware limited liability partnership with its principal office at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.33 trillion in assets.

Acquiring Portfolios

BlackRock Investment Management, LLC (SA BlackRock Advantage International Portfolio, SA Large Cap Value Index Portfolio and SA Multi-Managed Diversified Fixed Income Portfolio)

BlackRock Investment Management, LLC (“BlackRock”) is located at 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $14.041 trillion in assets under management as of December 31, 2025.

Brandywine Global Investment Management, LLC (SA Franklin BW U.S. Large Cap Value Portfolio and SA Franklin Mid Cap Core Portfolio)

Brandywine Global Investment Management, LLC (“Brandywine”) is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine acts as adviser or subadviser primarily to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments, and foundations, as well as to other investment company portfolios. As of January 31, 2026, Brandywine’s total assets under management were approximately $65.2 Billion (including non-discretionary accounts). Brandywine is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton).

ClearBridge Investments, LLC (SA Franklin Large Cap Disciplined Growth Portfolio and SA Franklin Mid Cap Core Portfolio)

ClearBridge Investments, LLC (“ClearBridge”) is located at One Madison Avenue, New York, New York 10010 and is an active equity manager offering a broad range of strategies across global developed and emerging markets, local markets, and real assets and income. ClearBridge has been committed to delivering long-term results through active management for more than 60 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of January 31, 2026, ClearBridge’s assets under management were approximately $213.1 billion, including $44.6 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. For purposes of this statement, ClearBridge Investments consists of ClearBridge Investments, LLC and its affiliated managers whose businesses have been operationally integrated with ClearBridge’s, including ClearBridge Investments Limited and its subsidiary in Australia, a part of Franklin Templeton Australia Limited doing business as ClearBridge Investments in Australia, a part of Franklin Templeton Investments Corp. doing business as ClearBridge Investments in Canada, and ClearBridge Investment Management Limited in the United Kingdom. The business of Franklin Real Asset Advisors has been aligned with ClearBridge Investments.

FIAM LLC (SA Large Cap Value Index Portfolio)

See above under “Target Portfolios.”

Franklin Advisers, Inc. (SA Franklin Systematic U.S. Large Cap Value Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio and SA Franklin Mid Cap Core Portfolio)

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Franklin Advisers, Inc. (“Franklin”) is a California corporation with its principal offices at One Franklin Parkway, San Mateo, California 94403-1906. It is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2026, Franklin Templeton managed approximately $1.71 trillion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts, and partnerships in over 150 countries.

Franklin Mutual Advisers, LLC (SA Franklin Small Company Value Portfolio)

Franklin Mutual Advisers, LLC (“FMA”) is a Delaware limited liability company located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078. FMA is a wholly-owned subsidiary of Franklin Templeton.

J.P. Morgan Investment Management Inc. (SA JPMorgan Ultra-Short Bond Portfolio and SA JPMorgan MFS Core Bond Portfolio)

See above under “Target Portfolios.”

Massachusetts Financial Services Company (SA MFS Large Cap Growth Portfolio and SA JPMorgan MFS Core Bond Portfolio)

See above under “Target Portfolios.”

PineBridge Investments LLC (SA Multi-Managed Diversified Fixed Income Portfolio)

PineBridge Investments LLC (“PineBridge”) is a Delaware limited liability company located at Park Avenue Tower, 65 East 55th Street, New York, NY 10022. PineBridge is a wholly owned indirect subsidiary of MetLife, Inc and is part of MetLife Investment Management, the institutional asset management business of MetLife. As of December 31, 2025, PineBridge, including its affiliates, managed approximately $741.7 billion in total assets.

Putnam Investment Management, LLC (SA Franklin Large Cap Disciplined Growth Portfolio)

See above under “Target Portfolios.”

Wellington Management Company LLP (SA Multi-Managed Diversified Fixed Income Portfolio)

See above under “Target Portfolios.”

Information regarding the portfolio managers responsible for the day-to-day management of the Portfolios can be found in the following appendices under “Comparison of Management of the Portfolios”:

Appendix	Target Portfolio	Acquiring Portfolio
A	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio
B	Guardian Integrated Research VIP Fund Guardian All Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
C	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
D	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio
E	Guardian Total Return Bond VIP Fund Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
F	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio
G	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio

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Appendix	Target Portfolio	Acquiring Portfolio
H	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio
I	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio
J	Guardian Growth & Income VIP Fund Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
K	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
L	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio
M	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio
N	Guardian Core Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio
O	Guardian Small-Mid Cap Core VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio

The SAI of GVPT, SAST, or SST, as applicable, provides additional information about the compensation of each Portfolio’s portfolio managers, other accounts managed by such managers, and such managers’ ownership of securities in each Portfolio and other funds managed by GVPT and SunAmerica, as applicable.

The exemptive order discussed above will continue to apply to each Combined Portfolio following the completion of the Reorganization. As a result, shareholder approval would not be required to employ an unaffiliated subadviser for a Combined Portfolio, change the terms of particular agreements with unaffiliated subadvisers, or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement.

Investment Advisory and Management Agreement

Pursuant to the Investment Management Agreement between GVPT (the “GVPT Management Agreement”), on behalf of the Target Portfolio, and Park Avenue, each Target Portfolio pays Park Avenue a management fee, which is computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Target Portfolio’s average daily net assets).

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Target Portfolio	Average Daily Net Asset Value	Advisory Fee Rate

Guardian Equity Income VIP Fund	All assets	0.50%

Guardian Integrated Research VIP Fund	Up to $200 million	0.50%
	$200 million to $300 million	0.43%
	Over $300 million	0.40%

Guardian All Cap Core VIP Fund	Up to $500 million	0.44%
	Over $500 million	0.40%

Guardian Strategic Large Cap Core VIP Fund	Up to $200 million	0.55%
	Over $200 million	0.50%

Guardian Diversified Research VIP Fund	All assets	0.60%

Guardian International Equity VIP Fund	Up to $100 million	0.80%
	Over $100 million	0.75%

Guardian Balanced Allocation VIP Fund	All assets	0.48%

Guardian Total Return Bond VIP Fund	Up to $300 million	0.45%
	Over $300 million	0.40%

Guardian Core Plus Fixed Income VIP Fund	Up to $300 million	0.45%
	Over $300 million	0.40%

Guardian Large Cap Fundamental Growth VIP Fund	Up to $100 million	0.62%
	$100 million to $300 million	0.57%
	$300 million to $500 million	0.52%
	Over $500 million	0.50%

Guardian Small Cap Value Diversified VIP Fund	All assets	0.69%

Guardian Multi-Sector Bond VIP Fund	All assets	0.52%

Guardian Short Duration Bond VIP Fund	Up to $300 million	0.45%
	Over $300 million	0.40%

Guardian Growth & Income VIP Fund	Up to $100 million	0.65%
	$100 million to $300 million	0.60%
	$300 million to $500 million	0.55%
	Over $500 million	0.53%

Guardian Large Cap Disciplined Value VIP Fund	Up to $100 million	0.65%
	$100 million to $300 million	0.60%

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	$300 million to $500 million	0.55%
	Over $500 million	0.53%
Guardian International Growth VIP Fund	Up to $100 million	0.80%
	Over $100 million	0.75%
Guardian Global Utilities VIP Fund	All assets	0.73%
Guardian Large Cap Disciplined Growth VIP Fund	Up to $100 million	0.62%
	$100 million to $300 million	0.57%
	$300 million to $500 million	0.52%
	Over $500 million	0.50%
Guardian Core Fixed Income VIP Fund	Up to $300 million	0.45%
	Over $300 million	0.40%
Guardian U.S. Government/Credit VIP Fund	All assets	0.47%
Guardian Small-Mid Cap Core VIP Fund	Up to $200 million	0.65%
	Over $200 million	0.60%
Guardian Select Mid Cap Core VIP Fund	All assets	0.53%
Guardian Mid Cap Relative Value VIP Fund	Up to $100 million	0.72%
	$100 million to $300 million	0.67%
	$300 million to $500 million	0.62%
	Over $500 million	0.60%
Guardian Mid Cap Traditional Growth VIP Fund	Up to $100 million	0.80%
	$100 million to $300 million	0.75%
	Over $300 million	0.73%

Pursuant to the Investment Advisory and Management Agreement between SAST or SST, as applicable, on behalf of the Acquiring Portfolios, and SunAmerica (the “SAST Management Agreement” or “SST Management Agreement, as applicable), each Acquiring Portfolio pays SunAmerica an advisory fee. As compensation for its services, SunAmerica receives from the applicable Acquiring Portfolio a fee, accrued daily and payable monthly, based on the average daily net asset value of each Acquiring Portfolio at the following annual rates listed below.

Acquiring Portfolio	Average Daily Net Asset Value	Advisory Fee Rate
SA Franklin Systematic U.S. Large Cap Value Portfolio	All assets	0.60%

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Acquiring Portfolio	Average Daily Net Asset Value	Advisory Fee Rate
SA Franklin Systematic U.S. Large Cap Core Portfolio	Up to $100 million	0.50%
	Next $150 million	0.48%
	Next $250 million	0.46%
	Next $250 million	0.44%
	Over $750 million	0.43%
SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)[1]	Up to $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
SA Index Allocation 60/40 Portfolio	All assets	0.10%
SA JPMorgan MFS Core Bond Portfolio[2]	All Assets	0.60%
SA MFS Large Cap Growth Portfolio	Up to $250 million	0.70%
	Next $250 million	0.65%
	Over $500 million	0.60%
SA Franklin Small Company Value Portfolio[3]	Up to $200 million	1.00%
	Next $300 million	0.92%
	Over $500 million	0.90%
SA Multi-Managed Diversified Fixed Income Portfolio	Up to $200 million	0.70%
	Next $200 million	0.65%
	Over $400 million	0.60%
SA JPMorgan Ultra-Short Bond Portfolio	Up to $100 million	0.475%
	Next $400 million	0.450%
	Next $500 million	0.425%
	Over $1 billion	0.400%
SA Franklin BW U.S. Large Cap Value Portfolio[4]	Up to $100 million	0.80%
	Next $400 million	0.75%
	Over $500 million	0.70%
SA Fidelity Institutional AM International Growth Portfolio	Up to $100 million	0.78%

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Acquiring Portfolio	Average Daily Net Asset Value	Advisory Fee Rate
	Next $100 million	0.76%
	Over $200 million	0.75%
SA Large Cap Value Index Portfolio	Up to $2 billion	0.30%
	Over $2 billion	0.25%
SA Franklin Large Cap Disciplined Growth Portfolio	Up to $250 million	0.70%
	Next $250 million	0.65%
	Over $500 million	0.60%
SA Franklin Core Fixed Income Portfolio	Up to $50 million	0.70%
	Next $100 million	0.60%
	Next $100 million	0.55%
	Over $250 million	0.50%
SA Franklin Mid Cap Core Portfolio	Up to $100 million	0.80%
	Over $100 million	0.75%

1 Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA BlackRock Advantage International Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.79% of average daily net assets on the first $250 million, 0.74% of average daily net assets on the next $250 million and 0.69% of average daily net assets over $500 million.

2 Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA JPMorgan MFS Core Bond Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement is 0.50% of average daily net assets.

3 Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica is contractually obligated to waive its advisory fee under the SAST Management Agreement with respect to the SA Franklin Small Company Value Portfolio so that the advisory fee payable by the Portfolio is equal to 0.95% on the first $200 million, 0.87% on the next $300 million, and 0.85% thereafter.

4 Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA Franklin BW U.S. Large Cap Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.67% of average daily net assets.

For its most recent fiscal year, each Target Portfolio and each Acquiring Portfolio paid Park Avenue and SunAmerica, respectively, a fee equal to the following amounts:

Target Portfolio	Fee Paid to Park Avenue	Acquiring Portfolio	Fee Paid to SunAmerica

Guardian Equity Income VIP Fund	$3,297,150	SA Franklin Systematic U.S. Large Cap Value Portfolio	$3,356,769

Guardian Integrated Research VIP Fund	$1,258,528	SA Franklin Systematic U.S. Large Cap Core Portfolio	$1,429,446

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Target Portfolio	Fee Paid to Park Avenue	Acquiring Portfolio	Fee Paid to SunAmerica

Guardian All Cap Core VIP Fund	$940,428
Guardian Strategic Large Cap Core VIP Fund	$1,090,190
Guardian Diversified Research VIP Fund	$628,432

Guardian International Equity VIP Fund	$1,692,250	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)	$2,844,324

Guardian Balanced Allocation VIP Fund	$1,005,464	SA Index Allocation 60/40 Portfolio	$274,742

Guardian Total Return Bond VIP Fund	$927,493	SA JPMorgan MFS Core Bond Portfolio	$10,787,095
Guardian Core Plus Fixed Income VIP Fund	$690,586

Guardian Large Cap Fundamental Growth VIP Fund	$1,076,785	SA MFS Large Cap Growth Portfolio	$5,080,860

Guardian Small Cap Value Diversified VIP Fund	$1,195,942	SA Franklin Small Company Value Portfolio	$2,734,248

Guardian Multi-Sector Bond VIP Fund	$889,169	SA Multi-Managed Diversified Fixed Income Portfolio	$4,529,590

Guardian Short Duration Bond VIP Fund	$621,575	SA JPMorgan Ultra-Short Bond Portfolio	$1,566,264

Guardian Growth & Income VIP Fund	$655,182	SA Franklin BW U.S. Large Cap Value Portfolio	$8,762,659
Guardian Large Cap Disciplined Value VIP Fund	$541,117

Guardian International Growth VIP Fund	$601,061	SA Fidelity Institutional AM International Growth Portfolio	$1,932,064

Guardian Global Utilities VIP Fund	$338,236	SA Large Cap Value Index Portfolio	$1,926,378

Guardian Large Cap Disciplined Growth VIP Fund	$2,056,714	SA Franklin Large Cap Disciplined Growth Portfolio	N/A

Guardian Core Fixed Income VIP Fund	$1,548,488	SA Franklin Core Fixed Income Portfolio	N/A

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Target Portfolio	Fee Paid to Park Avenue	Acquiring Portfolio	Fee Paid to SunAmerica

Guardian U.S. Government/Credit VIP Fund	$684,924

Guardian Small-Mid Cap Core VIP Fund	$1,430,553	SA Franklin Mid Cap Core Portfolio	N/A
Guardian Select Mid Cap Core VIP Fund	$937,228
Guardian Mid Cap Relative Value VIP Fund	$737,859
Guardian Mid Cap Traditional Growth VIP Fund	$358,577

As each of the SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio has not commenced operations, it has not paid SunAmerica investment advisory fees.

Park Avenue has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2027, so that the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation, and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Target Portfolios as set forth below.

Target Portfolio	Expense Limitation
Guardian Equity Income VIP Fund	0.55%*
Guardian Integrated Research VIP Fund	0.84%*
Guardian All Cap Core VIP Fund	0.90%*
Guardian Strategic Large Cap Core VIP Fund	0.91%
Guardian Diversified Research VIP Fund	0.93%
Guardian International Equity VIP Fund	1.11%
Guardian Balanced Allocation VIP Fund	0.94%
Guardian Total Return Bond VIP Fund	0.82%
Guardian Core Plus Fixed Income VIP Fund	0.83%
Guardian Large Cap Fundamental Growth VIP Fund	0.99%*
Guardian Small Cap Value Diversified VIP Fund	1.05%*
Guardian Multi-Sector Bond VIP Fund	0.94%
Guardian Short Duration Bond VIP Fund	0.47%
Guardian Growth & Income VIP Fund	0.98%*

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Guardian Large Cap Disciplined Value VIP Fund	0.98%
Guardian International Growth VIP Fund	1.11%*
Guardian Global Utilities VIP Fund	1.12%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%*
Guardian Core Fixed Income VIP Fund	0.58%
Guardian U.S. Government/Credit VIP Fund	0.73%
Guardian Small-Mid Cap Core VIP Fund	1.09%
Guardian Select Mid Cap Core VIP Fund	1.08%
Guardian Mid Cap Relative Value VIP Fund	1.09%
Guardian Mid Cap Traditional Growth VIP Fund	1.07%

*The expiration date for this Target Portfolio is subject to a condition of an order of exemption from the SEC (i.e., for the life of the affected Variable Contracts), but in no event will the expense limitation expire for any such Target Portfolio prior to April 30, 2027.

These expense limitations listed above may not be increased or terminated prior to this time without GVPT Board action, may be terminated only upon approval of the GVPT Board, and are subject to Park Avenue’s recoupment rights. Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from a Target Portfolio for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Target Portfolio will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence.

The expiration date of the expense limitation agreement and the recoupment right of Park Avenue is subject to the terms and conditions of orders of exemption issued by the SEC to GIAC, which permit GIAC, the record owner of the shares of the Target Portfolios, to substitute shares of certain funds available as investment options under the Variable Contracts with corresponding shares of the Target Portfolios. Each Target Portfolio with an expense limitation subject to these terms and conditions is noted in the table above.

Pursuant to Expense Limitation Agreements, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of certain Acquiring Portfolios through April 30, 2027, so that each such Acquiring Portfolio’s Total Annual Portfolio Operating Expenses do not exceed the limits set forth below.

Acquiring Portfolio	Maximum Portfolio Expenses

	Class 1	Class 3

SA Franklin Systematic U.S. Large Cap Core Portfolio	0.70%	0.95%

SA Index Allocation 60/40 Portfolio	0.18%	0.43%

SA Fidelity Institutional AM International Growth Portfolio	0.88%	1.13%

SA Large Cap Value Index Portfolio	0.35%	0.60%

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For purposes of each Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired portfolio fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of SAST’s business on behalf of the Acquiring Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to each Acquiring Portfolio are subject to recoupment from the Acquiring Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. The Expense Limitation Agreements may be terminated prior to April 30, 2027 by the Board of Trustees of SAST, including by a majority of the Independent Trustees of SAST, as defined in the 1940 Act.

In connection with each Reorganization, SunAmerica has contractually agreed to waive its fees and/or reimbursement the expenses of certain Combined Portfolios until April 30, 2029 or, solely with respect to the SA Multi-Managed Diversified Fixed Income Portfolio, July 31, 2029, pursuant to a new Expense Limitation Agreement, so that each Combined Portfolio’s Total Annual Portfolio Operating Expenses do not exceed the limits set forth below.

Acquiring Portfolio/Combined Portfolio	Maximum Portfolio Expenses

	Class 1	Class 3

SA Franklin Systematic U.S. Large Cap Value Portfolio	0.55%	0.80%

SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)	0.86%	1.11%

SA Index Allocation 60/40 Portfolio	0.18%	0.43%

SA JPMorgan MFS Core Bond Portfolio	0.57%	0.82%

SA Franklin Small Company Value Portfolio	0.80%	1.05%

SA Multi-Managed Diversified Fixed Income Portfolio	0.69%	0.94%

SA JPMorgan Ultra-Short Bond Portfolio	0.47%	0.72%

SA Franklin BW U.S. Large Cap Value Portfolio	0.73%	0.98%

SA Fidelity Institutional AM International Growth Portfolio	0.86%	1.11%

SA Large Cap Value Index Portfolio	0.35%	0.60%

SA Franklin Large Cap Disciplined Growth Portfolio	N/A	0.87%

SA Franklin Core Fixed Income Portfolio	0.48%	0.73%

SA Franklin Mid Cap Core Portfolio	N/A	0.96%

For purposes of each new Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired portfolio fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of SAST’s or SST’s, as applicable, business on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to each Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class.

The terms of the GVPT Management Agreement and the terms of the SAST Management Agreement and SST Management Agreement have certain similarities and differences.

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The GVPT Management Agreement and the SAST Management Agreement and SST Management Agreement share certain common features typical of mutual fund advisory agreements, including provisions permitting delegation to subadvisers, periodic reporting to the board, term of the agreement and automatic termination upon assignment. It should be noted that the GVPT Management Agreement is more extensive and detailed in certain respects, such as with respect to administrative and compliance services, insurance and other provisions; however, both agreements are comprehensive in terms of their provisions relating to the core investment management services provided by the respective managers. The services provided by Park Avenue to the Target Portfolios pursuant to the GVPT Management Agreement and by SunAmerica to the Acquiring Portfolios pursuant to the SAST Management Agreement and SST Management Agreement, as applicable, are substantially similar.

The GVPT Management Agreement imposes an affirmative standard of care on Park Avenue, which requires Park Avenue to act (i) solely in the best interests of the Target Portfolios and their shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity would use in the conduct of an enterprise of a like character and with like aims. The SAST Management Agreement and the SST Management Agreement do not contain an equivalent affirmative standard of care provision, but rather address SunAmerica’s standard of conduct solely through the limitation of liability provisions described below. The lack of a standard of care provision is mitigated by the fact that federal and state securities laws impose a fiduciary duty on investment advisers with respect to their clients and a duty of full and fair disclosure of all material facts. The limitation of liability provisions in the GVPT Management Agreement and the SAST Management Agreement and SST Management Agreement are substantially similar, and each provides that SunAmerica is not liable in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The GVPT Management Agreement additionally provides that Park Avenue is liable for losses resulting from a material breach of the agreement and expressly excludes special, consequential, and incidental damages. The limitation of liability provisions in the SAST Management Agreement and the SST Management Agreement do not include a carve-out for material breach of the agreement but do expressly provide that SunAmerica is liable to the extent specified in Section 36(b) of the 1940 Act with respect to loss resulting from a breach of fiduciary duty in connection with the receipt of compensation for services.

The SAST Management Agreement and the SST Management Agreement also expressly provide that, in the absence of disabling conduct or liability under Section 36(b) of the 1940 Act, SAST or SST, as applicable, shall indemnify SunAmerica and its officers, directors, agents, employees, controlling persons, shareholders, and affiliates from any liability arising from the SunAmerica’s conduct under the SAST Management Agreement or SST Management Agreement, as applicable, and provide detailed procedures governing when such indemnification may be made. The GVPT Management Agreement does not contain a comparable indemnification provision.

Lastly, the GVPT Management Agreement permits Park Avenue to terminate the agreement with respect to any Target Portfolio upon sixty days’ written notice to GVPT. Under the SAST Management Agreement and the SST Management Agreement, SunAmerica may not terminate the agreement unless another advisory agreement has been approved by SAST or SST, as applicable, or upon six months’ written notice, whichever is earlier. The termination provisions of each agreement are otherwise substantially similar.

A discussion regarding the basis of the GVPT Board’s approval of the GVPT Management Agreement with respect to each Target Portfolio is available in each Target Portfolio’s report filed on Form N-CSR. A discussion regarding the basis for the SAST and SST Board of Trustees’ approval of the SAST Management Agreement and the SST Management Agreement, respectively, with respect to each applicable Acquiring Portfolio (other than SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio) is available in each Acquiring Portfolio’s report filed on Form N-CSR. A discussion regarding the basis for the SAST Board of Trustees’ approval of the SAST Management Agreement with respect to SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio will be available in the Portfolios’ first annual or semi-annual report filed on Form N-CSR.

If the shareholders of each Target Portfolio approve the Reorganization relating to their Target Portfolio, the Combined Portfolio will be managed by SunAmerica pursuant to the SAST Management Agreement or SST Management Agreement, as applicable, with respect to the Acquiring Portfolio, as described above. As discussed above, the services provided to each Portfolio under the applicable Management Agreement are substantially similar.

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Service Providers

The Reorganizations will affect other services currently provided to the Target Portfolios. The following table outlines certain service providers for the Target Portfolios and the comparable service providers for the Acquiring Portfolios.

	Target Portfolios	Acquiring Portfolios
Investment Manager	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Distributor	Park Avenue Securities LLC, located at 10 Hudson Yards, New York, New York 10001.	Directed Services LLC The address of the Distributor is 1475 Dunwoody Drive, Suite 200, West Chester, PA.
Transfer Agent	State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114.	VALIC Retirement Services Company, located at 2929 Allen Parkway, Houston, Texas 77019.
Custodian	State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114.	State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, Massachusetts 02114.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017.	PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678.
Legal Counsel	Dechert LLP, located at 1900 K Street, N.W., Washington, D.C. 20006.	Morgan, Lewis & Bockius, LLP, located at 2222 Market Street, Philadelphia, PA 19103.

Combined Portfolio. Effective upon the closing of the Reorganizations, each Acquiring Portfolio’s current service providers will serve its corresponding Combined Portfolio.

Distribution and Service Fees

Each Target Portfolio (except for Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund, and Guardian Short Duration Bond VIP Fund) has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “GVPT 12b-1 Plan”). Under the GVPT 12b-1 Plan, the shares of each Target Portfolio are charged an annual fee of 0.25% of the average daily net assets of the Target Portfolio to compensate the Park Avenue Securities LLC, as the Target Portfolios’ distributor, for providing various distribution and service-related activities for the benefit of Target Portfolio shareholders, including Contract Owners with interests in the Target Portfolios. The fees payable under the GVPT 12b-1 Plan are not calculated based on the actual expenses borne by the distributor in carrying out its responsibilities under the GVPT 12b-1 Plan, which may be less than or greater than the amounts paid as compensation under the Plan. Under the GVPT 12b-1 Plan, payments for distribution and/or servicing of Target Portfolio shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the distributor.

Class 3 shares of each Acquiring Portfolio are subject to a Rule 12b-1 plan (each, a “SunAmerica 12b-1 Plan” and together, the “SunAmerica 12b-1 Plans”) that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of Class 3 shares. The service fees will be used to compensate the participating life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the

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participating life insurance companies for expenditures made to financial intermediaries for providing services to Contract Owners who are the indirect beneficial owners of the Acquiring Portfolios’ Class 3 shares. Because these fees are paid out of each Acquiring Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the SunAmerica 12b-1 Plans with respect to each Acquiring Portfolio is subject to annual approval by vote of the SAST or SST Board of Trustees, as applicable, including a majority of the Independent Trustees. A SunAmerica 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of an Acquiring Portfolio, without approval of the shareholders of the affected class of shares of the Acquiring Portfolio, respectively. In addition, all material amendments to the SunAmerica 12b-1 Plans must be approved by the SAST or SST Board of Trustees in the manner described above. A SunAmerica 12b-1 Plan may be terminated at any time with respect to an Acquiring Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the SunAmerica 12b-1 Plans are in effect, the election and nomination of the Independent Trustees of SAST or SST, as applicable, shall be committed to the discretion of the Independent Trustees. In the SAST and SST Trustees’ quarterly review of the SunAmerica 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the SunAmerica 12b-1 Plans. In their consideration of the SunAmerica 12b-1 Plans with respect to each Portfolio, the SAST and SST Trustees must consider all factors they deem relevant, including information as to the benefits for the Acquiring Portfolio and for the shareholders of the relevant class of the Acquiring Portfolio.

Following the Reorganizations, Class 3 shares of the Combined Portfolio will continue to be subject to the SunAmerica 12b-1 Plans, as described above. The Plans are identical for Class 3 shares of each Acquiring Portfolio. The Reorganizations of each of the Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund, and Guardian Short Duration Bond VIP Fund contemplate the Reorganization into Class 1 shares of each corresponding Acquiring Portfolio. Class 1 shares of each Acquiring Portfolio are not subject to the SunAmerica 12b-1 Plans.

Dividend Policies and Taxes

Distributions.

Each of the Target Portfolios is classified as a disregarded entity for U.S. federal income tax purposes. As such, the Target Portfolios are not required to distribute taxable income and capital gains in connection with maintaining their disregarded entity status for U.S. federal income tax purposes or under GVPT’s dividends and distributions policy.

Each Acquiring Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for all Acquiring Portfolios.

Distribution Reinvestments.

The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Acquiring Portfolio on which they were paid. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Acquiring Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio.

Each Target Portfolio is classified as a disregarded entity for U.S. federal income tax purposes. Each Target Portfolio is not subject to income tax, and any income, gains, losses, deductions, and credits of the Target Portfolio are instead taken into account by each separate account that invests in the Target Portfolio and retains the same character for U.S. federal income tax purposes. In addition, each Target Portfolio intends to comply with certain requirements set forth in Section 817(h) of the Code, as well as the related Treasury Regulations promulgated thereunder, including diversification and investor control provisions that apply to certain investment companies, partnerships, or trusts underlying variable contracts.

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Because Target Portfolio shares are held by the separate accounts of GIAC, no discussion is included here concerning the U.S. federal income tax consequences at the shareholder, policyholder, or variable contract holder level. Contract Owners should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of their Variable Contracts, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information about the U.S. federal income tax consequences to purchasers of Variable Contracts, see the applicable prospectus for your Variable Contract.

Each Acquiring Portfolio intends to qualify as a “regulated investment company” (“RIC”) under the Code. As long as each Acquiring Portfolio is qualified as a RIC, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.

The Acquiring Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass through allowable foreign tax credits. These reports and elections will benefit the participating life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Acquiring Portfolios. The benefits to the participating life insurance companies will not be passed to you or the Acquiring Portfolios.

Each Acquiring Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If an Acquiring Portfolio were to fail to qualify as a RIC or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Acquiring Portfolio may not be treated as an annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Acquiring Portfolio were to become adequately diversified and otherwise compliant in the future.

Purchase, Redemption, and Valuation of Shares

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by GIAC, in the case of the Target Portfolios, or participating life insurance companies, in the case of the Acquiring Portfolios.

If you would like to invest in an Acquiring Portfolio, you must purchase a Variable Contract from a participating life insurance company.

With respect to the Target Portfolios, purchases and redemptions of Target Portfolio shares are made by separate accounts of GIAC, which own the Target Portfolios’ shares. Holders of GIAC’s Variable Contracts seeking to allocate contract or policy value to or out of the Target Portfolios’ shares should consult with GIAC. The GIAC separate accounts buy and sell shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC Variable Contracts. Each Target Portfolio sells and redeems shares to and from the GIAC separate accounts at the NAV next determined after the GIAC separate account’s purchase or redemption order is accepted by GIAC on behalf of the Target Portfolio.

With respect to each Acquiring Portfolio, shares may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of SAST and SST. Shares of an Acquiring Portfolio may be purchased and redeemed each day the NYSE is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Combined Prospectus/Proxy Statement, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios of each Trust available to you in the prospectus that offers the Variable Contracts.

Each Trust does not foresee a disadvantage to Contract Owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various Life Companies. Nevertheless, the applicable Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate

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accounts might withdraw their investments in the applicable Trust. This might force the applicable Trust to sell portfolio securities at disadvantageous prices.

Valuation of shares.

The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the value of a Portfolio’s net assets of each class by the number of such Portfolio’s or class’s outstanding shares on that day.

There are no material differences between the valuation policies and procedures of the Target Portfolios and the valuation policies and procedures of the Acquiring Portfolios. A summary of the valuation policies and procedures of each Portfolio is below.

Target Portfolios	Acquiring Portfolios

The Target Portfolios value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be “fair valued” in accordance with the procedures described below.

The Target Portfolios value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the GVPT Board and valuation policy and procedures adopted by Park Avenue (collectively, the “Valuation Procedures”). Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own

The NAV for each Acquiring Portfolio’s class of shares also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Acquiring Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by each Acquiring Portfolio are determined by SunAmerica, as the “valuation designee”, pursuant to its valuation procedures. The Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid

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valuation procedures. The Valuation Procedures establish methodologies for the valuation of the Target Portfolios’ portfolio securities and the day-to-day responsibility for fair value determinations is delegated to Park Avenue as valuation designee. Park Avenue has established a Fair Valuation Committee. Determinations of the Fair Valuation Committee are subject to Board oversight. Although the Valuation Procedures are designed to value a security at the price the Target Portfolio may reasonably expect to receive upon its sale in an orderly transaction between market participants at the measurement date, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Target Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

price. If a security’s price is available from more than one exchange, an Acquiring Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price an Acquiring Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.

An Acquiring Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Acquiring Portfolio. Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Acquiring Portfolios’ securities may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The separate accounts of GIAC, in the case of the Target Portfolios, and the participating life insurance companies, in the case of SAST and SST (the “Separate Accounts”) buy and sell shares of a Portfolio at the NAV next determined after the Separate Account’s purchase or redemption order is accepted by the applicable life insurance company on behalf of the Portfolio, without sales charge. However, as discussed above, Class 3 shares of the Acquiring Portfolios are subject to service fees pursuant to a Rule 12b-1 plan. In addition, each Target Portfolio (except for Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund, and Guardian Short Duration Bond VIP Fund) is subject to service fees pursuant to its Rule 12b-1 plan.

Execution of requests. Each Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by SAST or SST, in the case of the Acquiring Portfolios, and GIAC, in the case of the Target Portfolios.

In the case of the Acquiring Portfolios, if the order is received and is in good order by SAST, SST, or the insurance company as their authorized agent, before the SAST’s or SST’s close of business (generally 4:00 p.m., Eastern time),

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the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

In the case of the Target Portfolios, each Target Portfolio calculates the value of its investments (also known as its NAV) at the close of regular trading on the NYSE (generally 4:00 pm Eastern time) every day the NYSE is open. Shares will not be priced on days that the NYSE is closed. Each Target Portfolio sells and redeems shares to and from the Separate Accounts at the NAV next determined after the Separate Account’s purchase or redemption order is accepted by GIAC on behalf of the Target Portfolio.

Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:

•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;

•

during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or

•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.

The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.

With respect to the Acquiring Portfolios, redemption proceeds typically will be sent within three business days after the request is submitted, but in any event, within seven days. Under normal circumstances, each Trust expects to meet redemption requests by using cash or cash equivalents in an Acquiring Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, an Acquiring Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit. The Acquiring Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Acquiring Portfolio shares.

Each Target Portfolio will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Target Portfolio will make payment within seven days after it receives an order from GIAC. A Target Portfolio may refuse to redeem shares or may postpone payment of proceeds during any period when: trading on the NYSE is restricted; the NYSE is closed for other than weekends and holidays; an emergency makes it not reasonably practicable for a Target Portfolio to dispose of assets or calculate its NAV, as permitted by the SEC or applicable law; or as permitted by the SEC.

Each Target Portfolio typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Target Portfolio may access a line of credit or overdraft facility or borrow through other sources to meet redemption requests. Each Target Portfolio may also use these redemption methods if it believes, in its discretion, that it is in its best interest and in the best interest its remaining shareholders.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

Each Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below. Each Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants.

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With respect to the Target Portfolios, the GVPT Board has adopted policies and procedures to discourage excessive trading activity. Under these policies and procedures, Contract Owners investing in the Target Portfolios generally may not make more than two round trip transfers (defined as the movement of money into and out of a Target Portfolios directed by a Contract Owner) of $50,000 or more within any 30-day period. Each Target Portfolio reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate market timing or other frequent trading that may be harmful to the Target Portfolios. If GIAC determines that a Contract Owner is engaging in frequent transfer activity among investment options, GIAC may, without prior notice, limit, modify, restrict, suspend or eliminate the Contract Owner’s right to make transfers or allocation changes within their Variable Contract. If the available information suggests that frequent trading may be taking place, GIAC may restrict a Contract Owner’s trading activity for any period of time or permanently. Although a Target Portfolio will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Target Portfolio’s’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC and its affiliates. Neither GIAC nor GVPT has any arrangements to permit or accommodate frequent or excessive short-term trading. For more information, please refer to the prospectus for your Contract.

With respect to the Acquiring Portfolios, each of the SAST and SST Board of Trustees has adopted policies and procedures to identify and deter market timing activity. Market timing can disrupt the ability of SunAmerica or a subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of an Acquiring Portfolio. In addition, market timing may increase an Acquiring Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease an Acquiring Portfolio’s ability to provide maximum investment return to all participants.

Since certain portfolios of SAST and SST invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s NAV is calculated. Market timing in portfolios investing significantly in junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a portfolio. One of the objectives of SAST’s and SST’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Valuation of Shares” above).

Shares of the Acquiring Portfolios are generally held through separate accounts. The ability of SAST and SST to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The applicable Board of Trustees’ policy is that the Acquiring Portfolios must rely on the Separate Accounts to both monitor market timing within an Acquiring Portfolio and attempt to prevent it through their own policies and procedures.

Each of SAST and SST has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which SAST or SST becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

There is no guarantee that SAST or SST will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not SAST or SST detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. Each of SAST and SST reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that SAST or SST determines not to be in the best interest of an Acquiring Portfolio. Such rejections or refusals will be applied uniformly without exception.

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Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by SAST or SST. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Payments in Connection with Distribution

With respect to the Target Portfolios, Park Avenue, Park Avenue Securities LLC (the distributor of the Target Portfolios), or their affiliated entities, out of their own resources and without additional cost to the Target Portfolios or their shareholders, may make payments to GIAC, broker-dealers, or other financial intermediaries. The Target Portfolios may also make payments to GIAC and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that GIAC considers in including the Target Portfolios as underlying investment options in a Variable Contract (or a rider to a Variable Contract) and may create a conflict of interest. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Target Portfolios over another investment. GIAC may also pay fees to third parties in connection with distribution of the Contracts and for services provided to Contract owners. The Target Portfolios, Park Avenue, and Park Avenue Securities LLC are not parties to these arrangements. Ask your financial adviser, or contact your financial intermediary or financial advisor for more information. Contract owners should consult the prospectus and statement of additional information for their Variable Contracts, which may include a discussion of these payments.

With respect to the Acquiring Portfolios, certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing, and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Acquiring Portfolios, as well as occasional gifts, entertainment, or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Acquiring Portfolios or from investment management fees received by SunAmerica or the subadvisers. An Acquiring Portfolio and its related companies may also make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including an Acquiring Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of GIAC, in the case of the Target Portfolios, or participating life insurance companies, in the case of the Acquiring Portfolios. Shares of a Portfolio may be purchased and redeemed to and from the Separate Accounts on each day the NYSE is open at the net asset value next determined after the Separate Account’s purchase or redemption order is accepted by GIAC, on behalf of a Target Portfolio, or participating life insurance companies, on behalf of an Acquiring Portfolio.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.

Tax Information

Each Target Portfolio is classified as a disregarded entity for U.S. federal income tax purposes. Each Target Portfolio is not subject to an entity-level income tax and any income, gains, losses, deductions, and credits of the Target Portfolio are instead taken into account by GIAC (including the Separate Accounts that invest in the Target Portfolio) without regard to whether GIAC has received or will receive any corresponding distributions from the Target Portfolio. It is expected that a Contract Owner would not be affected by a Target Portfolio’s classification as a disregarded entity for

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U.S. federal income tax purposes. Contract Owners are urged to consult with their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Target Portfolio, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information concerning the federal income tax consequences to the Contract Owner, such Contract Owner should consult the prospectus for the particular Contract.

Each Acquiring Portfolio intends to qualify as a RIC under Subchapter M of the Code. By following such policy, each Acquiring Portfolio expect that it will not be subject to federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) that is timely distributed to shareholders. However, Contract Owners may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contract Owners should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts.

Park Avenue, Park Avenue Securities LLC, or their affiliated entities, out of their own resources and without additional cost to the Target Portfolios or their shareholders, may make payments to GIAC, broker-dealers, or other financial intermediaries. The Target Portfolios may also make payments to GIAC and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that GIAC considers in including the Target Portfolios as underlying investment options in a Variable Contract (or a rider to a Variable Contract) and may create a conflict of interest. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Target Portfolios over another investment. GIAC may also pay fees to third parties in connection with distribution of the Contracts and for services provided to Contract owners. The Target Portfolios, Park Avenue, and Park Avenue Securities LLC are not parties to these arrangements. Ask your financial adviser, or contact your financial intermediary or financial advisor for more information. Contract Owners should consult the prospectus and statement of additional information for their Variable Contracts, which may include a discussion of these payments.

An Acquiring Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including an Acquiring Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for the Acquiring Portfolios are intended to help you understand the Acquiring Portfolios’ financial performance for the past 5 years. Certain information reflects financial results for a single share of an Acquiring Portfolio. The total returns in each table represent the rate that an investor would have earned on an investment in an Acquiring Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with an Acquiring Portfolio’s financial statements, is included in SAST’s and SST’s Annual Report to shareholders, which is available upon request. The SA Morgan Stanley International Equities Portfolio was renamed to the SA BlackRock Advantage International Portfolio after the reporting period; accordingly, all references to the SA Morgan Stanley International Equities Portfolio herein relate to the SA BlackRock Advantage International Portfolio.

As each of the SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio and SA Franklin Mid Cap Core Portfolio is recently organized, there is no financial highlights to report; however, each of SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio will adopt the financial history of its respective Target Portfolio upon the consummation of its Reorganization. The financial highlights of each Target Portfolio are included in the current Prospectus for the Portfolio, which is incorporated herein by reference into this Combined Prospectus/Proxy Statement. The financial

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highlights of each Target Portfolio may also be found in its Annual Report and Semi-Annual Report, which are available without charge. Owners of variable life insurance policies may obtain these documents and other information by calling 1-888-GUARDIAN (1-888-482-7342) or by writing to: The Guardian Insurance & Annuity Company, Inc., Individual Markets, at P. O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail). Owners of variable annuity contracts may obtain these documents and other information by calling 1-800-830-4147 or by writing to: Talcott Resolution - Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. You may also access this information on the Trust’s website: https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/.

Target Portfolio Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]

Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/25	$33.17	$(0.13)	$5.21	$5.08	$38.25	15.32%
Year Ended 12/31/24	$25.50	$(0.16)	$7.83	$7.67	$33.17	30.08%
Year Ended 12/31/23	$17.64	$(0.07)	$7.93	$7.86	$25.50	44.56%
Year Ended 12/31/22	$26.23	$(0.05)	$(8.54)	$(8.59)	$17.64	(32.75)%
Year Ended 12/31/21	$21.57	$(0.08)	$4.74	$4.66	$26.23	21.60%

Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/25	$35.92	$(0.16)	$6.25	$6.09	$42.01	16.95%
Year Ended 12/31/24	$27.88	$(0.10)	$8.14	$8.04	$35.92	28.84%
Year Ended 12/31/23	$19.65	$(0.04)	$8.27	$8.23	$27.88	41.88%
Year Ended 12/31/22	$28.69	$(0.03)	$(9.01)	$(9.04)	$19.65	(31.51)%
Year Ended 12/31/21	$23.83	$(0.09)	$4.95	$4.86	$28.69	20.39%

Guardian Integrated Research VIP Fund:
Year Ended 12/31/25	$26.97	$0.02	$3.93	$3.95	$30.92	14.65%
Year Ended 12/31/24	$21.43	$0.05	$5.49	$5.54	$26.97	25.85%
Year Ended 12/31/23	$17.24	$0.11	$4.08	$4.19	$21.43	24.30%
Year Ended 12/31/22	$21.86	$0.12	$(4.74)	$(4.62)	$17.24	(21.13)%
Year Ended 12/31/21	$17.06	$0.11	$4.69	$4.80	$21.86	28.14%

Guardian Diversified Research VIP Fund:
Year Ended 12/31/25	$31.56	$0.07	$5.63	$5.70	$37.26	18.06%
Year Ended 12/31/24	$25.07	$0.09	$6.40	$6.49	$31.56	25.89%
Year Ended 12/31/23	$19.44	$0.11	$5.52	$5.63	$25.07	28.96%
Year Ended 12/31/22	$23.63	$0.11	$(4.30)	$(4.19)	$19.44	(17.73)%
Year Ended 12/31/21	$19.05	$0.08	$4.50	$4.58	$23.63	24.04%

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Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/25	$23.15	$0.18	$3.79	$3.97	$27.12	17.15%
Year Ended 12/31/24	$20.04	$0.16	$2.95	$3.11	$23.15	15.52%
Year Ended 12/31/23	$17.66	$0.16	$2.22	$2.38	$20.04	13.48%
Year Ended 12/31/22	$18.57	$0.18	$(1.09)	$(0.91)	$17.66	(4.90)%
Year Ended 12/31/21	$14.30	$0.12	$4.15	$4.27	$18.57	29.86%

Guardian Growth & Income VIP Fund:
Year Ended 12/31/25	$22.50	$0.18	$2.10	$2.28	$24.78	10.13%
Year Ended 12/31/24	$20.27	$0.20	$2.03	$2.23	$22.50	11.00%
Year Ended 12/31/23	$18.17	$0.22	$1.88	$2.10	$20.27	11.56%
Year Ended 12/31/22	$19.17	$0.23	$(1.23)	$(1.00)	$18.17	(5.22)%
Year Ended 12/31/21	$14.95	$0.14	$4.08	$4.22	$19.17	28.23%

Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/25	$25.80	$(0.07)	$2.17	$2.10	$27.90	8.14%
Year Ended 12/31/24	$22.58	$(0.05)	$3.27	$3.22	$25.80	14.26%
Year Ended 12/31/23	$19.30	$(0.02)[5]	$3.30	$3.28	$22.58	16.99%
Year Ended 12/31/22	$23.32	$(0.06)	$(3.96)	$(4.02)	$19.30	(17.24)%
Year Ended 12/31/21	$19.91	$(0.05)	$3.46	$3.41	$23.32	17.13%

Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/25	$21.39	$0.17	$1.03	$1.20	$22.59	5.61%
Year Ended 12/31/24	$19.16	$0.21	$2.02	$2.23	$21.39	11.64%
Year Ended 12/31/23	$17.56	$0.17	$1.43	$1.60	$19.16	9.11%
Year Ended 12/31/22	$18.45	$0.14	$(1.03)	$(0.89)	$17.56	(4.82)%
Year Ended 12/31/21	$14.32	$0.05	$4.08	$4.13	$18.45	28.84%

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	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/25	$167,461	0.99%	1.00%	(0.38)%	(0.39)%	40%
Year Ended 12/31/24	$197,673	0.99%	0.99%	(0.51)%	(0.51)%	56%
Year Ended 12/31/23	$246,918	0.96%	0.96%	(0.31)%	(0.31)%	98%
Year Ended 12/31/22	$253,603	0.93%	0.93%	(0.25)%	(0.25)%	31%
Year Ended 12/31/21	$348,302	0.91%	0.91%	(0.34)%	(0.34)%	21%

Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/25	$335,402	0.87%	0.94%	(0.44)%	(0.51)%	42%
Year Ended 12/31/24	$391,778	0.87%	0.92%	(0.31)%	(0.36)%	33%
Year Ended 12/31/23	$450,987	0.87%	0.91%	(0.16)%	(0.20)%	37%
Year Ended 12/31/22	$439,541	0.87%	0.89%	(0.15)%	(0.17)%	38%
Year Ended 12/31/21	$622,763	0.87%	0.87%	(0.34)%	(0.34)%	28%

Guardian Integrated Research VIP Fund:
Year Ended 12/31/25	$244,508	0.85%	0.86%	0.09%	0.08%	34%
Year Ended 12/31/24	$285,924	0.85%	0.85%	0.22%	0.22%	30%
Year Ended 12/31/23	$343,008	0.84%	0.84%	0.59%	0.59%	28%
Year Ended 12/31/22	$353,901	0.84%	0.84%	0.68%	0.68%	24%
Year Ended 12/31/21	$321,218	0.86%	0.91%	0.53%	0.48%	274%[4]

Guardian Diversified Research VIP Fund:
Year Ended 12/31/25	$98,945	0.95%	1.04%	0.23%	0.14%	75%
Year Ended 12/31/24	$114,171	0.96%	1.02%	0.32%	0.26%	52%
Year Ended 12/31/23	$137,748	0.96%	1.00%	0.51%	0.47%	39%
Year Ended 12/31/22	$141,042	0.96%	0.99%	0.53%	0.50%	45%
Year Ended 12/31/21	$192,042	0.95%	0.95%	0.36%	0.36%	44%

Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/25	$75,206	0.97%	1.11%	0.74%	0.60%	48%
Year Ended 12/31/24	$91,947	0.97%	1.08%	0.70%	0.59%	56%
Year Ended 12/31/23	$137,092	0.97%	1.02%	0.88%	0.83%	56%
Year Ended 12/31/22	$153,193	0.97%	0.98%	1.01%	1.00%	33%
Year Ended 12/31/21	$219,108	0.97%	0.97%	0.71%	0.71%	45%

Guardian Growth & Income VIP Fund:
Year Ended 12/31/25	$96,602	0.97%	1.09%	0.78%	0.66%	59%

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Year Ended 12/31/24	$107,962	0.97%	1.05%	0.90%	0.82%	45%
Year Ended 12/31/23	$136,191	0.96%	1.03%	1.17%	1.10%	41%
Year Ended 12/31/22	$143,039	0.96%	0.99%	1.25%	1.22%	39%
Year Ended 12/31/21	$193,598	0.97%	0.98%	0.82%	0.81%	26%

Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/25	$41,051	1.08%	1.39%	(0.26)%	(0.57)%	21%
Year Ended 12/31/24	$50,801	1.09%	1.33%	(0.21)%	(0.45)%	13%
Year Ended 12/31/23	$77,971	1.09%	1.24%	(0.11)%[5]	(0.26)%[5]	19%
Year Ended 12/31/22	$88,420	1.10%	1.21%	(0.29)%	(0.40)%	16%
Year Ended 12/31/21	$123,102	1.10%	1.17%	(0.24)%	(0.31)%	10%

Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/25	$95,357	1.09%	1.15%	0.80%	0.74%	33%
Year Ended 12/31/24	$112,597	1.08%	1.12%	0.99%	0.95%	14%
Year Ended 12/31/23	$153,806	1.08%	1.08%	0.97%	0.97%	23%
Year Ended 12/31/22	$173,859	1.05%	1.05%	0.83%	0.83%	24%
Year Ended 12/31/21	$237,063	1.05%	1.05%	0.32%	0.32%	31%

1 Calculated based on the average shares outstanding during the period.

2 Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3 Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

4 The Fund’s portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the fund.

5 Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Loss per share would have been $(0.04), the Net Ratio of Net Investment Loss to Average Net Assets would have been (0.17)%, and the Gross Ratio of Net Investment Loss to Average Net Assets would have been (0.32)%.

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	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]

Guardian International Growth VIP Fund:
Year Ended 12/31/25	$16.86	$0.10		$2.93	$3.03	$19.89	17.97%
Year Ended 12/31/24	$16.01	$0.06		$0.79	$0.85	$16.86	5.31%
Year Ended 12/31/23	$13.78	$0.10		$2.13	$2.23	$16.01	16.18%
Year Ended 12/31/22	$19.21	$0.05		$(5.48)	$(5.43)	$13.78	(28.27)%
Year Ended 12/31/21	$17.34	$(0.01)		$1.88	$1.87	$19.21	10.78%

Guardian International Equity VIP Fund:
Year Ended 12/31/25	$13.72	$0.20		$3.52	$3.72	$17.44	27.11%
Year Ended 12/31/24	$13.16	$0.21		$0.35	$0.56	$13.72	4.26%
Year Ended 12/31/23	$11.39	$0.18		$1.59	$1.77	$13.16	15.54%
Year Ended 12/31/22	$13.87	$0.15		$(2.63)	$(2.48)	$11.39	(17.88)%
Year Ended 12/31/21	$13.16	$0.30	[4]	$0.41	$0.71	$13.87	5.40%

Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/25	$10.75	$0.48		$0.28	$0.76	$11.51	7.07%
Year Ended 12/31/24	$10.50	$0.47		$(0.22)	$0.25	$10.75	2.38%
Year Ended 12/31/23	$9.93	$0.41		$0.16	$0.57	$10.50	5.74%
Year Ended 12/31/22	$11.58	$0.26		$(1.91)	$(1.65)	$9.93	(14.25)%
Year Ended 12/31/21	$11.58	$0.16		$(0.16)	$0.00	$11.58	0.00%

Guardian Multi-Sector Bond VIP Fund:
Year Ended 12/31/25	$9.58	$0.53		$0.28	$0.81	$10.39	8.46%
Year Ended 12/31/24	$9.44	$0.44		$(0.30)	$0.14	$9.58	1.48%
Year Ended 12/31/23	$9.00	$0.35		$0.09	$0.44	$9.44	4.89%
Year Ended 12/31/22	$10.74	$0.26		$(2.00)	$(1.74)	$9.00	(16.20)%
Year Ended 12/31/21	$10.74	$0.21		$(0.21)	$0.00	$10.74	0.00%

Guardian Total Return Bond VIP Fund:
Year Ended 12/31/25	$9.61	$0.45		$0.21	$0.56	$10.27	6.87%
Year Ended 12/31/24	$9.44	$0.43		$(0.26)	$0.17	$9.61	1.80%
Year Ended 12/31/23	$8.98	$0.36		$0.10	$0.46	$9.44	5.12%
Year Ended 12/31/22	$10.61	$0.24		$(1.87)	$(1.63)	$8.98	(15.36)%
Year Ended 12/31/21	$10.70	$0.18		$(0.27)	$(0.09)	$10.61	(0.84)%

Guardian Small Cap Value Diversified VIP Fund:
Year Ended 12/31/25	$13.36	$0.09		$0.80	$0.89	$14.25	6.66%
Year Ended 12/31/24	$12.42	$0.05		$0.89	$0.94	$13.36	7.57%

59

Year Ended 12/31/23	$10.62	$0.05		$1.75	$1.80	$12.42	16.95%
Year Ended 12/31/22	$13.42	$0.03		$(2.83)	$(2.80)	$10.62	(20.86)%
Year Ended 12/31/21	$11.40	$0.00	[5]	$2.02	$2.02	$13.42	17.72%

Guardian Global Utilities VIP Fund:
Year Ended 12/31/25	$14.67	$0.44		$3.51	$3.95	$18.62	26.93%
Year Ended 12/31/24	$12.46	$0.36		$1.85	$2.21	$14.67	17.74%
Year Ended 12/31/23	$12.33	$0.33		$(0.20)	$0.13	$12.46	1.05%
Year Ended 12/31/22	$12.45	$0.28		$(0.40)	$(0.12)	$12.33	(0.96)%
Year Ended 12/31/21	$10.70	$0.28		$1.47	$1.75	$12.45	16.36%

Guardian U.S. Government/Credit VIP Fund:
Year Ended 12/31/25	$9.97	$0.39		$0.28	$0.67	$10.64	6.72%
Year Ended 12/31/24	$9.80	$0.35		$(0.18)	$0.17	$9.97	1.73%
Year Ended 12/31/23	$9.42	$0.29		$0.09	$0.38	$9.80	4.03%
Year Ended 12/31/22	$10.27	$0.11		$(0.96)	$(0.85)	$9.42	(8.28)%
Year Ended 12/31/21	$10.53	$0.06		$(0.32)	$(0.26)	$10.27	(2.47)%

60

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

Guardian International Growth VIP Fund:
Year Ended 12/31/25	$68,412	1.16%	1.32%	0.54%	0.38%	57%
Year Ended 12/31/24	$78,982	1.17%	1.32%	0.38%	0.23%	27%
Year Ended 12/31/23	$103,863	1.18%	1.26%	0.68%	0.60%	50%
Year Ended 12/31/22	$114,662	1.18%	1.21%	0.35%	0.32%	40%
Year Ended 12/31/21	$148,827	1.17%	1.17%	(0.05)%	(0.05)%	31%

Guardian International Equity VIP Fund:
Year Ended 12/31/25	$203,821	1.14%	1.18%	1.30%	1.26%	33%
Year Ended 12/31/24	$225,569	1.11%	1.18%	1.51%	1.44%	32%
Year Ended 12/31/23	$293,610	1.08%	1.15%	1.47%	1.40%	29%
Year Ended 12/31/22	$325,012	1.08%	1.12%	1.30%	1.26%	136%
Year Ended 12/31/21	$411,907	1.06%	1.13%	2.20%[4]	2.13%[4]	40%

Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/25	$140,076	0.82%	0.95%	4.31%	4.18%	116%
Year Ended 12/31/24	$169,432	0.81%	0.88%	4.45%	4.38%	123%
Year Ended 12/31/23	$224,645	0.81%	0.84%	4.02%	3.99%	137%
Year Ended 12/31/22	$253,133	0.81%	0.81%	2.46%	2.46%	198%
Year Ended 12/31/21	$345,332	0.80%	0.80%	1.42%	1.42%	181%

Guardian Multi-Sector Bond VIP Fund:
Year Ended 12/31/25	$161,825	0.96%	0.96%	5.31%	5.31%	204%
Year Ended 12/31/24	$183,310	0.94%	0.94%	4.61%	4.61%	186%
Year Ended 12/31/23	$218,799	0.91%	0.91%	3.88%	3.88%	343%
Year Ended 12/31/22	$232,593	0.88%	0.88%	2.68%	2.68%	182%
Year Ended 12/31/21	$315,505	0.87%	0.87%	1.99%	1.99%	172%

Guardian Total Return Bond VIP Fund:
Year Ended 12/31/25	$195,549	0.81%	0.85%	4.49%	4.45%	107%
Year Ended 12/31/24	$220,231	0.79%	0.85%	4.51%	4.45%	201%
Year Ended 12/31/23	$254,039	0.79%	0.82%	3.94%	3.91%	324%
Year Ended 12/31/22	$266,370	0.79%	0.80%	2.54%	2.53%	154%
Year Ended 12/31/21	$355,203	0.79%	0.79%	1.68%	1.68%	155%

61

Guardian Small Cap Value Diversified VIP Fund:
Year Ended 12/31/25	$163,663	1.05%	1.09%	0.71%	0.67%	154%[6]
Year Ended 12/31/24	$190,873	1.05%	1.07%	0.38%	0.36%	28%
Year Ended 12/31/23	$249,027	1.05%	1.05%	0.42%	0.42%	48%
Year Ended 12/31/22	$246,525	1.04%	1.04%	0.23%	0.23%	48%
Year Ended 12/31/21	$284,144	1.04%	1.04%	0.01%	0.01%	45%

Guardian Global Utilities VIP Fund:
Year Ended 12/31/25	$42,248	1.09%	1.30%	2.61%	2.40%	28%
Year Ended 12/31/24	$47,958	1.04%	1.30%	2.62%	2.36%	29%
Year Ended 12/31/23	$58,290	1.03%	1.23%	2.77%	2.57%	34%
Year Ended 12/31/22	$64,331	1.03%	1.21%	2.29%	2.11%	14%
Year Ended 12/31/21	$88,121	1.03%	1.16%	2.38%	2.25%	22%

Guardian U.S. Government/Credit VIP Fund:
Year Ended 12/31/25	$137,109	0.74%	0.89%	3.74%	3.59%	157%
Year Ended 12/31/24	$156,955	0.74%	0.88%	3.56%	3.42%	228%
Year Ended 12/31/23	$184,462	0.75%	0.85%	3.07%	2.97%	369%[6]
Year Ended 12/31/22	$201,323	0.75%	0.83%	1.18%	1.10%	52%
Year Ended 12/31/21	$273,908	0.75%	0.82%	0.61%	0.54%	64%

1 Calculated based on the average shares outstanding during the period.

2 Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3 Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

4 Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.19, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.37%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.30%.

5 Rounds to $0.00 per share.

6 The Fund’s portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the Fund.

62

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian All Cap Core VIP Fund:
Year Ended 12/31/25	$12.49	$0.05	$1.48	$1.53	$14.02	12.25%
Year Ended 12/31/24	$10.40	$0.05	$2.04	$2.09	$12.49	20.10%
Year Ended 12/31/23	$8.46	$0.07	$1.87	$1.94	$10.40	22.93%
Year Ended 12/31/22	$10.26	$0.07	$(1.87)	$(1.80)	$8.46	(17.54)%
Period Ended 12/31/21[4]	$10.00	$0.01	$0.25	$0.26	$10.26	2.60%[5]
Guardian Select Mid Cap Core VIP Fund:
Year Ended 12/31/25	$11.31	$0.05	$1.12	$1.17	$12.48	10.34%
Year Ended 12/31/24	$10.06	$0.08	$1.17	$1.25	$11.31	12.43%
Year Ended 12/31/23	$8.65	$0.06	$1.35	$1.41	$10.06	16.30%
Year Ended 12/31/22	$10.08	$0.06	$(1.49)	$(1.43)	$8.65	(14.19)%
Period Ended 12/31/21[4]	$10.00	$0.02	$0.06	$0.08	$10.08	0.80%[5]

Guardian Small-Mid Cap Core VIP Fund:
Year Ended 12/31/25	$10.27	$0.00 [6]	$0.16	$0.16	$10.43	1.56%
Year Ended 12/31/24	$9.66	$0.01	$0.60	$0.61	$10.27	6.31%
Year Ended 12/31/23	$8.33	$0.01	$1.32	$1.33	$9.66	15.97%
Year Ended 12/31/22	$10.09	$(0.01)	$(1.75)	$(1.76)	$8.33	(17.44)%
Period Ended 12/31/21[4]	$10.00	$(0.00)[7]	$0.09	$0.09	$10.09	0.90%[5]

Guardian Strategic Large Cap Core VIP Fund:
Year Ended 12/31/25	$13.35	$0.06	$1.51	$1.57	$14.92	11.76%
Year Ended 12/31/24	$11.15	$0.07	$2.13	$2.20	$13.35	19.73%
Year Ended 12/31/23	$9.28	$0.08	$1.79	$1.87	$11.15	20.15%
Year Ended 12/31/22	$10.32	$0.08	$(1.12)	$(1.04)	$9.28	(10.08)%
Period Ended 12/31/21[4]	$10.00	$0.01	$0.31	$0.32	$10.32	3.20%[5]

Guardian Balanced Allocation VIP Fund:
Year Ended 12/31/25	$12.69	$0.18	$1.46	$1.64	$14.33	12.92%
Year Ended 12/31/24	$11.15	$0.17	$1.37	$1.54	$12.69	13.81%
Year Ended 12/31/23	$9.46	$0.14	$1.55	$1.69	$11.15	17.86%
Period Ended 12/31/22[8]	$10.00	$0.07	$(0.61)	$(0.54)	$9.46	(5.40)%[9]

Guardian Core Fixed Income VIP Fund:
Year Ended 12/31/25	$10.29	$0.44	$0.24	$0.68	$10.97	6.61%
Year Ended 12/31/24	$10.14	$0.47	$(0.32)	$0.15	$10.29	1.48%
Year Ended 12/31/23	$9.61	$0.40	$0.13	$0.53	$10.14	5.52%

63

Period Ended 12/31/22[8]	$10.00	$0.22	$(0.61)	$(0.39)	$9.61	(3.90)%[9]

Guardian Equity Income VIP Fund:
Year Ended 12/31/25	$12.13	$0.30	$1.49	$1.79	$13.92	14.76%
Year Ended 12/31/24	$11.02	$0.28	$0.83	$1.11	$12.13	10.07%
Year Ended 12/31/23	$10.26	$0.27	$0.49	$0.76	$11.02	7.41%
Period Ended 12/31/22[8]	$10.00	$0.18	$0.08	$0.26	$10.26	2.60%[9]

Guardian Short Duration Bond VIP Fund:
Year Ended 12/31/25	$10.65	$0.45	$0.12	$0.57	$11.22	5.35%
Year Ended 12/31/24	$10.17	$0.50	$(0.02)	$0.48	$10.65	4.72%
Year Ended 12/31/23	$9.77	$0.40	$(0.00)[7]	$0.40	$10.17	4.09%
Period Ended 12/31/22[8]	$10.00	$0.20	$(0.43)	$(0.23)	$9.77	(2.30)%[9]

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian All Cap Core VIP Fund:
Year Ended 12/31/25	$221,818	0.83%	0.83%	0.42%	0.42%	69%
Year Ended 12/31/24	$180,632	0.82%	0.83%	0.46%	0.45%	33%
Year Ended 12/31/23	$174,465	0.78%	0.83%	0.72%	0.67%	32%
Year Ended 12/31/22	$159,185	0.78%	0.85%	0.78%	0.71%	37%
Period Ended 12/31/21[4]	$31,370	0.38%[5]	1.14%[5]	1.06%[5]	0.30%[5]	7%[5]
Guardian Select Mid Cap Core VIP Fund:
Year Ended 12/31/25	$170,435	0.96%	0.96%	0.40%	0.40%	60%
Year Ended 12/31/24	$189,736	0.92%	0.94%	0.74%	0.72%	47%
Year Ended 12/31/23	$223,923	0.87%	0.92%	0.64%	0.59%	56%
Year Ended 12/31/22	$218,099	0.87%	0.90%	0.69%	0.66%	74%
Period Ended 12/31/21[4]	$261,849	0.82%[5]	0.90%[5]	0.96%[5]	0.88%[5]	93%[5]
Guardian Small-Mid Cap Core VIP Fund:
Year Ended 12/31/25	$215,330	1.02%	1.02%	0.01%	0.01%	72%
Year Ended 12/31/24	$239,161	0.99%	1.01%	0.08%	0.06%	40%
Year Ended 12/31/23	$295,409	0.93%	0.99%	0.07%	0.01%	49%
Year Ended 12/31/22	$290,578	0.93%	0.97%	(0.15)%	(0.19)%	39%
Period Ended 12/31/21[4]	$385,128	0.90%[5]	0.98%[5]	(0.12)%[5]	(0.20)%[5]	59%[5]
Guardian Strategic Large Cap Core VIP Fund:
Year Ended 12/31/25	$192,533	0.92%	0.93%	0.43%	0.42%	43%

64

Year Ended 12/31/24	$211,842	0.89%	0.92%	0.60%	0.57%	33%
Year Ended 12/31/23	$251,878	0.84%	0.90%	0.78%	0.72%	38%
Year Ended 12/31/22	$270,461	0.84%	0.87%	0.80%	0.77%	45%
Period Ended 12/31/21[4]	$372,001	0.81%[5]	0.89%[5]	0.82%[5]	0.74%[5]	80%[5]
Guardian Balanced Allocation VIP Fund:
Year Ended 12/31/25	$203,541	0.91%	0.91%	1.33%	1.33%	137%
Year Ended 12/31/24	$219,177	0.89%	0.89%	1.39%	1.39%	82%
Year Ended 12/31/23	$221,902	0.88%	0.88%	1.41%	1.41%	93%
Period Ended 12/31/22[8]	$214,197	0.86%[9]	0.86%[9]	1.17%[9]	1.17%[9]	59%[9]
Guardian Core Fixed Income VIP Fund:
Year Ended 12/31/25	$335,333	0.52%	0.57%	4.13%	4.08%	116%
Year Ended 12/31/24	$371,273	0.52%	0.56%	4.58%	4.54%	205%
Year Ended 12/31/23	$424,554	0.50%	0.54%	4.13%	4.09%	316%
Period Ended 12/31/22[8]	$449,805	0.50%[9]	0.52%[9]	3.41%[9]	3.39%[9]	90%[9]
Guardian Equity Income VIP Fund:
Year Ended 12/31/25	$899,307	0.56%	0.59%	2.29%	2.26%	152%
Year Ended 12/31/24	$124,272	0.63%	0.67%	2.38%	2.34%	37%
Year Ended 12/31/23	$138,875	0.55%	0.65%	2.60%	2.50%	37%
Period Ended 12/31/22[8]	$143,109	0.54%[9]	0.64%[9]	2.68%[9]	2.58%[9]	36%[9]
Guardian Short Duration Bond VIP Fund:
Year Ended 12/31/25	$132,011	0.46%	0.62%	4.07%	3.91%	169%
Year Ended 12/31/24	$149,203	0.49%	0.63%	4.82%	4.68%	185%
Year Ended 12/31/23	$170,052	0.50%	0.59%	4.07%	3.98%	274%
Period Ended 12/31/22[8]	$186,598	0.49%[9]	0.58%[9]	3.00%[9]	2.91%[9]	61%[9]

1 Calculated based on the average shares outstanding during the period.

2 Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3 Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

4 Commenced operations on October 25, 2021.

5 Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

6 Rounds to  $0.00 per share.

7 Rounds to  $(0.00) per share.

8 Commenced operations on May 2, 2022.

9 Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2022, certain non-recurring fees (i.e., audit fees) are not annualized.

65

Acquiring Portfolio Financial Highlights

SA Franklin Systematic U.S. Large Cap Value Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Franklin Systematic U.S. Large Cap Value Portfolio — Class 1
01/31/22	$13.25	$0.25	$2.27	$2.52	$(0.35)	$(0.94)	$(1.29)	$14.48	18.78%	$190,080	0.66%	0.66%	1.65%	166%
01/31/23	14.48	0.21	(0.39)	(0.18)	(0.27)	(3.24)	(3.51)	10.79	0.36	158,051	0.65	0.65	1.60	111
01/31/24	10.79	0.18	0.38	0.56	(0.19)	—	(0.19)	11.16	5.35	136,794	0.65	0.65	1.72	101
01/31/25	11.16	0.20	2.31	2.51	(0.16)	—	(0.16)	13.51	22.50	267,410	0.64	0.64	1.57	68
01/31/26	13.51	0.18	2.14	2.32	(0.17)	(0.62)	(0.79)	15.04	17.64	342,054	0.64	0.64	1.29	81
SA Franklin Systematic U.S. Large Cap Value Portfolio — Class 2
01/31/22	13.22	0.22	2.27	2.49	(0.33)	(0.94)	(1.27)	14.44	18.59	5,669	0.82	0.82	1.47	166
01/31/23	14.44	0.19	(0.40)	(0.21)	(0.24)	(3.24)	(3.48)	10.75	0.17	5,114	0.80	0.80	1.44	111
01/31/24	10.75	0.17	0.38	0.55	(0.17)	—	(0.17)	11.13	5.28	4,603	0.80	0.80	1.57	101
01/31/25	11.13	0.18	2.30	2.48	(0.14)	—	(0.14)	13.47	22.31	4,923	0.79	0.79	1.43	68
01/31/26	13.47	0.16	2.13	2.29	(0.15)	(0.62)	(0.77)	14.99	17.43	5,057	0.79	0.79	1.14	81
SA Franklin Systematic U.S. Large Cap Value Portfolio — Class 3
01/31/22	13.06	0.20	2.26	2.46	(0.33)	(0.94)	(1.27)	14.25	18.54	239,036	0.92	0.92	1.35	166
01/31/23	14.25	0.17	(0.39)	(0.22)	(0.23)	(3.24)	(3.47)	10.56	0.05	216,008	0.90	0.90	1.35	111
01/31/24	10.56	0.15	0.38	0.53	(0.16)	—	(0.16)	10.93	5.18	216,296	0.90	0.90	1.47	101
01/31/25	10.93	0.16	2.26	2.42	(0.13)	—	(0.13)	13.22	22.15	230,505	0.89	0.89	1.33	68
01/31/26	13.22	0.14	2.10	2.24	(0.14)	(0.62)	(0.76)	14.70	17.35	234,016	0.89	0.89	1.04	81

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

SA Franklin Systematic U.S. Large Cap Core Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Franklin Systematic U.S. Large Cap Core Portfolio — Class 1
01/31/22	17.14	0.27	3.31	3.58	(0.01)	—	(0.01)	20.71	20.90	156,026	0.57	0.57	1.34	32
01/31/23	20.71	0.27	(1.08)	(0.81)	(0.34)	(2.17)	(2.51)	17.39	(3.06)	129,967	0.58	0.58	1.42	105
01/31/24	17.39	0.18	2.85	3.03	(0.27)	(1.72)	(1.99)	18.43	18.84	129,228	0.60	0.60	1.00	85
01/31/25	18.43	0.16	5.35	5.51	(0.14)	(0.55)	(0.69)	23.25	29.94	208,466	0.56	0.56	0.76	66
01/31/26	23.25	0.18	3.54	3.72	(0.11)	(1.80)	(1.91)	25.06	16.29	305,201	0.54	0.54	0.74	82
SA Franklin Systematic U.S. Large Cap Core Portfolio — Class 3
01/31/22	17.10	0.21	3.33	3.54	—	—	—	20.64	20.70	5,840	0.82	0.82	1.07	32
01/31/23	20.64	0.21	(1.07)	(0.86)	(0.31)	(2.17)	(2.48)	17.30	(3.31)	8,177	0.83	0.83	1.13	105
01/31/24	17.30	0.13	2.83	2.96	(0.24)	(1.72)	(1.96)	18.30	18.53	13,904	0.85	0.85	0.72	85
01/31/25	18.30	0.11	5.30	5.41	(0.11)	(0.55)	(0.66)	23.05	29.60	22,229	0.81	0.81	0.51	66
01/31/26	23.05	0.12	3.51	3.63	(0.07)	(1.80)	(1.87)	24.81	16.01	27,269	0.79	0.79	0.49	82

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

SA BlackRock Advantage International Portfolio (formerly SA Morgan Stanley International Equities Portfolio)

66

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Morgan Stanley International Equities Portfolio — Class 1
01/31/22	$10.74	$0.22	$0.30	$0.52	$(0.14)	$—	$(0.14)	$11.12	4.80%	$283,663	0.89%	0.84%	1.91%	24%
01/31/23	11.12	0.16	(0.84)	(0.68)	(0.28)	(1.05)	(1.33)	9.11	(3.78)	236,933	0.91	0.86	1.65	36
01/31/24	9.11	0.16	0.29	0.45	(0.14)	—	(0.14)	9.42	5.11	228,422	0.91	0.86	1.73	31
01/31/25	9.42	0.17	0.72	0.89	(0.18)	—	(0.18)	10.13	9.52	202,409	0.91	0.86	1.71	54
01/31/26	10.13	0.14	1.58	1.72	(0.19)	(0.86)	(1.05)	10.80	17.45	217,152	0.93	0.88	1.32	56
SA Morgan Stanley International Equities Portfolio — Class 2
01/31/22	10.69	0.20	0.30	0.50	(0.12)	—	(0.12)	11.07	4.68	8,577	1.04	0.99	1.71	24
01/31/23	11.07	0.14	(0.83)	(0.69)	(0.26)	(1.05)	(1.31)	9.07	(3.95)	6,487	1.06	1.01	1.52	36
01/31/24	9.07	0.15	0.29	0.44	(0.13)	—	(0.13)	9.38	4.95	5,760	1.06	1.01	1.59	31
01/31/25	9.38	0.15	0.74	0.89	(0.17)	—	(0.17)	10.10	9.48 (3)	5,449	1.06	1.01	1.55	54
01/31/26	10.10	0.13	1.56	1.69	(0.17)	(0.86)	(1.03)	10.76	17.22	5,565	1.08	1.03	1.17	56
SA Morgan Stanley International Equities Portfolio — Class 3
01/31/22	10.66	0.18	0.32	0.50	(0.12)	—	(0.12)	11.04	4.61	144,053	1.14	1.09	1.59	24
01/31/23	11.04	0.13	(0.83)	(0.70)	(0.25)	(1.05)	(1.30)	9.04	(4.04)	120,600	1.16	1.11	1.39	36
01/31/24	9.04	0.13	0.30	0.43	(0.12)	—	(0.12)	9.35	4.86	112,574	1.16	1.11	1.48	31
01/31/25	9.35	0.14	0.73	0.87	(0.16)	—	(0.16)	10.06	9.31 (3)	115,025	1.16	1.11	1.43	54
01/31/26	10.06	0.12	1.56	1.68	(0.16)	(0.86)	(1.02)	10.72	17.18	112,638	1.18	1.13	1.08	56

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	The Portfolio’s performance figure was increased by 0.11% from reimbursement of an investment violation.

SA Index Allocation 60/40 Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Index Allocation 60/40 Portfolio — Class 1(3)
01/31/22	$13.11	$0.30	$0.91	$1.21	$(0.04)	$(0.15)	$(0.19)	$14.13	9.12%	$738	0.15%	0.15%	2.16%	12%
01/31/23	14.13	0.02	(0.98)	(0.96)	(0.20)	(0.45)	(0.65)	12.52	(6.38)	326	0.14	0.14	0.15	10
01/31/24	12.52	0.20	0.99	1.19	(0.22)	(0.54)	(0.76)	12.95	10.02	355	0.14	0.14	1.58	8
01/31/25	12.95	0.26	1.59	1.85	(0.20)	(0.44)	(0.64)	14.16	14.30	403	0.14	0.14	1.85	6
01/31/26	14.16	0.27	1.52	1.79	(0.27)	(0.81)	(1.08)	14.87	12.86	416	0.14	0.14	1.86	8
SA Index Allocation 60/40 Portfolio — Class 3(3)
01/31/22	13.09	0.14	1.04	1.18	(0.01)	(0.15)	(0.16)	14.11	8.95	239,442	0.40	0.40	1.02	12
01/31/23	14.11	0.15	(1.14)	(0.99)	(0.17)	(0.45)	(0.62)	12.50	(6.62)	236,977	0.39	0.39	1.14	10
01/31/24	12.50	0.17	0.97	1.14	(0.18)	(0.54)	(0.72)	12.92	9.69	257,023	0.39	0.39	1.33	8
01/31/25	12.92	0.21	1.61	1.82	(0.17)	(0.44)	(0.61)	14.13	14.08	275,167	0.39	0.39	1.52	6
01/31/26	14.13	0.22	1.51	1.73	(0.23)	(0.81)	(1.04)	14.82	12.47	283,225	0.39	0.39	1.49	8

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)

The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly. Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests. Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

SA JPMorgan MFS Core Bond Portfolio

Selected Data for a Share Outstanding Throughout each Period	Ratios and Supplemental Data

67

		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA JPMorgan MFS Core Bond Portfolio — Class 1
01/31/22	$9.67	$0.18	$(0.40)	$(0.22)	$(0.25)	$(0.08)	$(0.33)	$9.12	(2.34)%	$1,068,190	0.63%	0.53%	1.90%	115%
01/31/23	9.12	0.22	(0.98)	(0.76)	(0.21)	—	(0.21)	8.15	(8.17)	896,640	0.63	0.53	2.67	82
01/31/24	8.15	0.30	(0.08)	0.22	(0.24)	—	(0.24)	8.13	2.88	874,967	0.64	0.54	3.72	43
01/31/25	8.13	0.32	(0.09)	0.23	(0.31)	—	(0.31)	8.05	2.79(3)	911,255	0.64	0.54	3.87	33	(4)
01/31/26	8.05	0.32	0.23	0.55	(0.32)	—	(0.32)	8.28	6.88	932,769	0.63	0.53	3.92	33	(4)
SA JPMorgan MFS Core Bond Portfolio — Class 2
01/31/22	9.64	0.17	(0.41)	(0.24)	(0.23)	(0.08)	(0.31)	9.09	(2.50)	7,289	0.78	0.68	1.75	115
01/31/23	9.09	0.21	(0.98)	(0.77)	(0.19)	—	(0.19)	8.13	(8.29)	5,268	0.78	0.68	2.49	82
01/31/24	8.13	0.29	(0.08)	0.21	(0.23)	—	(0.23)	8.11	2.72	5,479	0.79	0.69	3.58	43
01/31/25	8.11	0.30	(0.09)	0.21	(0.29)	—	(0.29)	8.03	2.64 (3)	5,268	0.79	0.69	3.72	33	(4)
01/31/26	8.03	0.31	0.23	0.54	(0.31)	—	(0.31)	8.26	6.75	5,587	0.78	0.68	3.77	33	(4)
SA JPMorgan MFS Core Bond Portfolio — Class 3
01/31/22	9.57	0.15	(0.39)	(0.24)	(0.23)	(0.08)	(0.31)	9.02	(2.58)	991,411	0.88	0.78	1.65	115
01/31/23	9.02	0.20	(0.98)	(0.78)	(0.18)	—	(0.18)	8.06	(8.46)	812,464	0.88	0.78	2.41	82
01/31/24	8.06	0.28	(0.08)	0.20	(0.22)	—	(0.22)	8.04	2.64	832,500	0.89	0.79	3.47	43
01/31/25	8.04	0.29	(0.08)	0.21	(0.29)	—	(0.29)	7.96	2.57 (3)	831,614	0.89	0.79	3.62	33	(4)
01/31/26	7.96	0.30	0.23	0.53	(0.30)	—	(0.30)	8.19	6.70	849,329	0.88	0.78	3.67	33	(4)

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	The Portfolio’s performance figure was increased by 0.00% from gains on the disposal of investments in violation of investment restrictions.
(4)	Excludes TBA transactions. Beginning with the period ended January 31, 2025, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

   Supplemental Ratios

Portfolio Turnover (including TBA transactions)	01/22	01/23	01/24	01/25	01/26
SA JPMorgan MFS Core Bond Portfolio	N/A	N/A	N/A	63%	49%

SA MFS Large Cap Growth Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA MFS Large Cap Growth Portfolio — Class 1(3)
01/31/22	$16.09	$0.01	$3.20	$3.21	$(0.04)	$(2.06)	$(2.10)	$17.20	19.12%	$560,053	0.68%	0.68%	0.06%	49%
01/31/23	17.20	0.07	(3.42)	(3.35)	—	(2.97)	(2.97)	10.88	(17.83)	456,948	0.70	0.70	0.50	52
01/31/24	10.88	0.01	3.69	3.70	(0.06)	(0.22)	(0.28)	14.30	34.36	450,389	0.70	0.70	0.12	43
01/31/25	14.30	0.01	4.96	4.97	(0.01)	(2.01)	(2.02)	17.25	35.19	411,743	0.69	0.69	0.04	35
01/31/26	17.25	(0.01)	2.29	2.28	—	(3.45)	(3.45)	16.08	13.25	470,505	0.68	0.68	(0.04)	56	(4)
SA MFS Large Cap Growth Portfolio — Class 2(3)
01/31/22	16.01	(0.02)	3.19	3.17	(0.01)	(2.06)	(2.07)	17.11	19.01	3,599	0.83	0.83	(0.09)	49
01/31/23	17.11	0.05	(3.40)	(3.35)	—	(2.97)	(2.97)	10.79	(17.93)	2,693	0.84	0.84	0.34	52
01/31/24	10.79	(0.01)	3.66	3.65	(0.05)	(0.22)	(0.27)	14.17	34.08	3,117	0.85	0.85	(0.04)	43
01/31/25	14.17	(0.02)	4.93	4.91	—	(2.01)	(2.01)	17.07	35.05	3,648	0.84	0.84	(0.11)	35
01/31/26	17.07	(0.03)	2.25	2.22	—	(3.45)	(3.45)	15.84	13.02	30,853	0.83	0.83	(0.20)	56	(4)
SA MFS Large Cap Growth Portfolio — Class 3(3)
01/31/22	15.87	(0.04)	3.16	3.12	(0.00)	(2.06)	(2.06)	16.93	18.85	179,000	0.93	0.93	(0.20)	49
01/31/23	16.93	0.03	(3.36)	(3.33)	—	(2.97)	(2.97)	10.63	(18.01)	165,104	0.95	0.95	0.25	52
01/31/24	10.63	(0.02)	3.61	3.59	(0.04)	(0.22)	(0.26)	13.96	34.01	195,497	0.95	0.95	(0.14)	43
01/31/25	13.96	(0.03)	4.84	4.81	—	(2.01)	(2.01)	16.76	34.86	231,349	0.94	0.94	(0.21)	35
01/31/26	16.76	(0.05)	2.21	2.16	—	(3.45)	(3.45)	15.47	12.89	253,046	0.93	0.93	(0.29)	56	(4)

(1)	Calculated based upon average shares outstanding.

68

(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Prior to April 28, 2025, the Portfolio was known as SA MFS Blue Chip Growth Portfolio.
(4)	Excludes purchases/sales due to merger.

SA Franklin Small Company Value Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Franklin Small Company Value Portfolio — Class 1
01/31/22	$18.85	$0.13	$3.69	$3.82	$(0.25)	$(1.21)	$(1.46)	$21.21	19.85%	$143,267	1.01%	0.96%	0.60%	50%
01/31/23	21.21	0.09	(0.33)	(0.24)	(0.14)	(4.23)	(4.37)	16.60	1.11	126,372	1.03	0.97	0.47	52
01/31/24	16.60	0.14	(0.25)	(0.11)	(0.08)	(1.15)	(1.23)	15.26	0.32	105,889	1.05	0.95	0.92	63
01/31/25	15.26	0.17	2.59	2.76	(0.16)	(0.45)	(0.61)	17.41	17.92	106,222	1.03	0.93	1.00	55
01/31/26	17.41	0.16	1.78	1.94	(0.18)	(1.40)	(1.58)	17.77	12.39	105,149	1.05	0.95	0.97	58
SA Franklin Small Company Value Portfolio — Class 3
01/31/22	18.62	0.08	3.63	3.71	(0.20)	(1.21)	(1.41)	20.92	19.54	212,477	1.26	1.21	0.36	50
01/31/23	20.92	0.04	(0.33)	(0.29)	(0.08)	(4.23)	(4.31)	16.32	0.86	191,890	1.28	1.22	0.23	52
01/31/24	16.32	0.10	(0.24)	(0.14)	(0.04)	(1.15)	(1.19)	14.99	0.09	178,308	1.30	1.20	0.67	63
01/31/25	14.99	0.12	2.54	2.66	(0.12)	(0.45)	(0.57)	17.08	17.58	188,163	1.28	1.18	0.75	55
01/31/26	17.08	0.12	1.75	1.87	(0.14)	(1.40)	(1.54)	17.41	12.15	190,859	1.30	1.20	0.70	58

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

SA Multi-Managed Diversified Fixed Income Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Multi-Managed Diversified Fixed Income Portfolio — Class 1
03/31/22	11.87	0.20	(0.72)	(0.52)	(0.21)	(0.28)	(0.49)	10.86	(4.61)	870,018	0.68	0.68	1.68	39
03/31/23	10.86	0.21	(0.78)	(0.57)	(0.24)	—	(0.24)	10.05	(5.25)	753,833	0.70	0.70	2.09	38
03/31/24	10.05	0.33	(0.09)	0.24	(0.25)	—	(0.25)	10.04	2.40	662,603	0.71	0.71	3.34	36
03/31/25	10.04	0.35	0.11	0.46	(0.38)	—	(0.38)	10.12	4.60	623,624	0.72(4)	0.72(4)	3.40	40(3)
03/31/26	10.12	0.36	0.06	0.42	(0.37)	—	(0.37)	10.17	4.16	687,897	0.71(4)	0.71(4)	3.50	63(3)
SA Multi-Managed Diversified Fixed Income Portfolio — Class 2
03/31/22	11.86	0.18	(0.72)	(0.54)	(0.19)	(0.28)	(0.47)	10.85	(4.78)	17,263	0.83	0.83	1.53	39
03/31/23	10.85	0.20	(0.78)	(0.58)	(0.22)	—	(0.22)	10.05	(5.35)	13,984	0.85	0.85	1.93	38
03/31/24	10.05	0.32	(0.10)	0.22	(0.23)	—	(0.23)	10.04	2.22	13,130	0.86	0.86	3.20	36
03/31/25	10.04	0.33	0.12	0.45	(0.36)	—	(0.36)	10.13	4.53	12,085	0.87(4)	0.87(4)	3.26	40(3)
03/31/26	10.13	0.34	0.05	0.39	(0.35)	—	(0.35)	10.17	3.88	11,282	0.86(4)	0.86(4)	3.36	63(3)
SA Multi-Managed Diversified Fixed Income Portfolio — Class 3
03/31/22	11.80	0.17	(0.72)	(0.55)	(0.17)	(0.28)	(0.45)	10.80	(4.83)	9,188	0.93	0.93	1.43	39
03/31/23	10.80	0.19	(0.79)	(0.60)	(0.20)	—	(0.20)	10.00	(5.53)	7,217	0.95	0.95	1.83	38
03/31/24	10.00	0.31	(0.09)	0.22	(0.22)	—	(0.22)	10.00	2.22	6,595	0.96	0.96	3.09	36
03/31/25	10.00	0.32	0.11	0.43	(0.35)	—	(0.35)	10.08	4.31	5,834	0.97(4)	0.97(4)	3.16	40(3)
03/31/26	10.08	0.33	0.06	0.39	(0.34)	—	(0.34)	10.13	3.88	5,128	0.96(4)	0.96(4)	3.26	63(3)

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Excludes TBA transactions. Beginning with the period ended March 31, 2025, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

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   Supplemental Ratios

Portfolio Turnover (including TBA transactions)	03/22	03/23	03/24	03/25	03/26
SA Franklin Allocation Moderately Aggressive Portfolio	N/A	N/A	N/A	93%	51%
SA Multi-Managed Diversified Fixed Income Portfolio	N/A	N/A	N/A	260%	279%

(4)	Includes interest expense of 0.01% relating to derivative activity.

SA JPMorgan Ultra-Short Bond Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA JPMorgan Ultra-Short Bond Portfolio — Class 1
01/31/22	$10.49	$(0.03)	$(0.06)	$(0.09)	$(0.01)	$—	$(0.01)	$10.39	(0.90)%	$128,627	0.50%	0.50%	(0.32)%	110%
01/31/23	10.39	0.12	(0.20)	(0.08)	—	—	—	10.31	(0.77)	140,713	0.51	0.51	1.14	115
01/31/24	10.31	0.35	0.12	0.47	(0.12)	—	(0.12)	10.66	4.62	119,860	0.51	0.51	3.29	47
01/31/25	10.66	0.52	0.04	0.56	(0.42)	—	(0.42)	10.80	5.30	107,255	0.53	0.53	4.77	118
01/31/26	10.80	0.45	0.04	0.49	(0.53)	—	(0.53)	10.76	4.62	105,389	0.54	0.54	4.09	108
SA JPMorgan Ultra-Short Bond Portfolio — Class 2
01/31/22	10.36	(0.05)	(0.06)	(0.11)	—	—	—	10.25	(1.06)	12,729	0.65	0.65	(0.46)	110
01/31/23	10.25	0.09	(0.18)	(0.09)	—	—	—	10.16	(0.88)	10,969	0.66	0.66	0.91	115
01/31/24	10.16	0.33	0.13	0.46	(0.11)	—	(0.11)	10.51	4.50	9,678	0.66	0.66	3.15	47
01/31/25	10.51	0.49	0.04	0.53	(0.40)	—	(0.40)	10.64	5.11	9,573	0.68	0.68	4.62	118
01/31/26	10.64	0.42	0.04	0.46	(0.51)	—	(0.51)	10.59	4.42	8,630	0.69	0.69	3.94	108
SA JPMorgan Ultra-Short Bond Portfolio — Class 3
01/31/22	10.26	(0.06)	(0.05)	(0.11)	—	—	—	10.15	(1.07)	227,418	0.75	0.75	(0.56)	110
01/31/23	10.15	0.09	(0.20)	(0.11)	—	—	—	10.04	(1.08)	236,563	0.76	0.76	0.87	115
01/31/24	10.04	0.31	0.13	0.44	(0.10)	—	(0.10)	10.38	4.38	228,009	0.76	0.76	3.07	47
01/31/25	10.38	0.48	0.04	0.52	(0.39)	—	(0.39)	10.51	5.07	220,071	0.78	0.78	4.52	118
01/31/26	10.51	0.41	0.04	0.45	(0.51)	—	(0.51)	10.45	4.30	225,716	0.79	0.79	3.84	108

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

SA Franklin BW U.S. Large Cap Value Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Franklin BW U.S. Large Cap Value Portfolio — Class 1
01/31/22	18.98	0.35	5.16	5.51	(0.43)	(0.16)	(0.59)	23.90	28.99	993,576	0.75	0.70	1.53	58
01/31/23	23.90	0.45	0.12	0.57	(0.41)	(3.92)	(4.33)	20.14	3.71	874,782	0.75	0.70	2.05	49
01/31/24	20.14	0.40	0.21	0.61	(0.49)	(1.94)	(2.43)	18.32	4.57	752,273	0.75	0.70	2.14	43
01/31/25	18.32	0.39	3.81	4.20	(0.45)	(0.22)	(0.67)	21.85	22.93	755,245	0.75	0.70	1.92	60
01/31/26	21.85	0.38	2.64	3.02	(0.45)	(3.43)	(3.88)	20.99	15.41	778,590	0.76	0.70	1.75	71
SA Franklin BW U.S. Large Cap Value Portfolio — Class 2
01/31/22	19.00	0.32	5.15	5.47	(0.40)	(0.16)	(0.56)	23.91	28.75	45,417	0.90	0.85	1.38	58
01/31/23	23.91	0.42	0.12	0.54	(0.37)	(3.92)	(4.29)	20.16	3.57	40,173	0.90	0.85	1.90	49
01/31/24	20.16	0.37	0.21	0.58	(0.45)	(1.94)	(2.39)	18.35	4.42	38,128	0.90	0.85	1.99	43
01/31/25	18.35	0.36	3.81	4.17	(0.42)	(0.22)	(0.64)	21.88	22.73	39,804	0.90	0.85	1.77	60
01/31/26	21.88	0.34	2.64	2.98	(0.41)	(3.43)	(3.84)	21.02	15.21	41,525	0.91	0.85	1.60	71
SA Franklin BW U.S. Large Cap Value Portfolio — Class 3
01/31/22	18.86	0.30	5.11	5.41	(0.38)	(0.16)	(0.54)	23.73	28.65	511,607	1.00	0.95	1.28	58

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01/31/23	23.73	0.40	0.11	0.51	(0.34)	(3.92)	(4.26)	19.98	3.47	443,551	1.00	0.95	1.80	49
01/31/24	19.98	0.35	0.20	0.55	(0.43)	(1.94)	(2.37)	18.16	4.28	426,547	1.00	0.95	1.89	43
01/31/25	18.16	0.34	3.77	4.11	(0.40)	(0.22)	(0.62)	21.65	22.63	440,003	1.00	0.95	1.67	60
01/31/26	21.65	0.32	2.62	2.94	(0.39)	(3.43)	(3.82)	20.77	15.16	439,085	1.01	0.95	1.50	71

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

SA Fidelity Institutional AM International Growth Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments		Total expenses after waivers and/or reimburse- ments		Net investment income (loss)	Portfolio turnover
SA Fidelity Institutional AM® International Growth Portfolio — Class 1
01/31/22	19.65	0.01	0.36	0.37	(0.01)	(1.53)	(1.54)	18.48	0.89	320,077	0.87		0.87		0.04	146
01/31/23	18.48	0.05	(2.08)	(2.03)	—	(1.60)	(1.60)	14.85	(9.58)	247,531	0.87		0.87		0.30	93
01/31/24	14.85	0.05	2.47	2.52	(0.05)	—	(0.05)	17.32	17.04	237,825	0.87		0.87		0.32	75
01/31/25	17.32	0.05	2.02	2.07	(0.06)	(0.25)	(0.31)	19.08	11.96	216,229	0.89	(3)	0.89	(3)	0.29	83
01/31/26	19.08	0.10	3.26	3.36	(0.19)	(2.57)	(2.76)	19.68	18.52	232,056	0.91	(3)	0.89	(3)	0.49	115
SA Fidelity Institutional AM® International Growth Portfolio — Class 3
01/31/22	19.62	(0.06)	0.38	0.32	—	(1.53)	(1.53)	18.41	0.66	10,010	1.12		1.12		(0.30)	146
01/31/23	18.41	0.01	(2.07)	(2.06)	—	(1.60)	(1.60)	14.75	(9.79)	11,836	1.12		1.12		0.02	93
01/31/24	14.75	0.00	2.46	2.46	(0.03)	—	(0.03)	17.18	16.68	15,820	1.12		1.12		0.02	75
01/31/25	17.18	0.00	2.01	2.01	(0.02)	(0.25)	(0.27)	18.92	11.71	17,839	1.14	(3)	1.14	(3)	0.00	83
01/31/26	18.92	0.04	3.23	3.27	(0.14)	(2.57)	(2.71)	19.48	18.23	21,845	1.16	(3)	1.14	(3)	0.18	115

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Includes interest expense of 0.01% relating to derivative or other investment activity.

SA Large Cap Value Index Portfolio

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Large Cap Value Index Portfolio — Class 1
01/31/22	16.13	0.33	3.59	3.92	(0.44)	(0.24)	(0.68)	19.37	24.29	319,358	0.36	0.35	1.73	36
01/31/23	19.37	0.34	0.01	0.35	(0.35)	(1.48)	(1.83)	17.89	2.74	284,161	0.36	0.35	1.89	42
01/31/24	17.89	0.30	2.01	2.31	(0.29)	(1.54)	(1.83)	18.37	14.15	397,683	0.37	0.35	1.67	51
01/31/25	18.37	0.36	2.39	2.75	(0.22)	(1.62)	(1.84)	19.28	14.82	549,007	0.36	0.35	1.84	48
01/31/26	19.28	0.31	1.97	2.28	(0.32)	(1.65)	(1.97)	19.59	12.39	615,970	0.36	0.35	1.61	42
SA Large Cap Value Index Portfolio — Class 3
01/31/22	16.08	0.27	3.60	3.87	(0.43)	(0.24)	(0.67)	19.28	24.03	31,593	0.61	0.60	1.46	36
01/31/23	19.28	0.29	(0.00)	0.29	(0.32)	(1.48)	(1.80)	17.77	2.45	47,147	0.61	0.60	1.63	42
01/31/24	17.77	0.26	1.99	2.25	(0.25)	(1.54)	(1.79)	18.23	13.93	59,548	0.62	0.60	1.44	51
01/31/25	18.23	0.31	2.36	2.67	(0.18)	(1.62)	(1.80)	19.10	14.50	73,718	0.61	0.60	1.59	48
01/31/26	19.10	0.26	1.93	2.19	(0.27)	(1.65)	(1.92)	19.37	12.05	82,938	0.61	0.60	1.36	42

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

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INFORMATION ABOUT THE REORGANIZATIONS

General

Under the Reorganization Agreement, the relevant Target Portfolio will transfer substantially all of its assets and liabilities to the corresponding Acquiring Portfolio in exchange for Class 1 or Class 3 shares of such Acquiring Portfolio, as applicable. For more details about the Reorganization Agreement, see Appendix S— “Form of Agreement and Plan of Reorganization.” The shares of the relevant Acquiring Portfolio issued to a Target Portfolio will have an aggregate NAV equal to the aggregate NAV of the Target Portfolio’s shares outstanding immediately prior to the closing of the applicable Reorganization. Upon receipt by a Target Portfolio of the shares of the corresponding Acquiring Portfolio, the Target Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix S), the Target Portfolio will be terminated as a series of GVPT under Delaware law.

The distribution of the Acquiring Portfolio shares to a Target Portfolio’s Separate Account shareholders will be accomplished by crediting your Variable Contract with shares of the Acquiring Portfolio whose aggregate NAV at the time of issuance will equal the aggregate NAV of the shares of the Target Portfolio held in your Variable Contract on that date. See “Terms of the Reorganization Agreements” below.

Accordingly, as a result of a Reorganization, the relevant Target Portfolio shareholders will own Class 1 or Class 3 shares of the corresponding Acquiring Portfolio, as applicable, having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Target Portfolio shares immediately prior to the closing. Each Reorganization will not result in dilution of either Portfolio’s NAV. However, as a result of a Reorganization, a shareholder of the relevant Target Portfolio (other than the Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund) or the corresponding Acquiring Portfolio will hold a reduced percentage of ownership in the larger Combined Portfolio than the shareholder did in the applicable Portfolio. After the completion of the Reorganization of each of the Guardian Equity Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Diversified Research VIP Fund, Guardian International Equity VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Total Return Bond VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund and Guardian Global Utilities VIP Fund, a shareholder will own a smaller percentage of the corresponding Acquiring Portfolio than it did of the Target Portfolio because the corresponding Acquiring Portfolio will be larger post-Reorganization than each of the relevant Target Portfolios.

Terms of the Reorganization Agreement

Pursuant to each Reorganization Agreement, the Acquiring Portfolio will acquire substantially all of the assets of the relevant Target Portfolio on the Closing Date in consideration for the assumption of substantially all of the Target Portfolio’s liabilities and Class 1 or Class 3 shares of the Acquiring Portfolio, as applicable.

On the Closing Date, the relevant Target Portfolio will transfer to the corresponding Acquiring Portfolio substantially all of its assets in exchange solely for Class 1 or Class 3 shares of the Acquiring Portfolio, as applicable, that have an aggregate NAV equal to the aggregate NAV of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the Target Portfolio’s valuation procedures with respect to the assets of each Target Portfolio and SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio and SA Franklin Mid Cap Core Portfolio and in accordance with the Acquiring Portfolio’s valuation procedures with respect to the assets of each Acquiring Portfolio (other than SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio and SA Franklin Mid Cap Core Portfolio), and the assumption by the Acquiring Portfolio of substantially all of the liabilities of the Target Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the relevant Target Portfolio will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

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Each Target Portfolio expects to distribute the shares of the corresponding Acquiring Portfolio to the shareholders of the Target Portfolio promptly after the Closing Date. Upon distribution of such shares, the relevant Target Portfolio will be terminated as a series of GVPT under Delaware law.

Each of the Portfolios has made certain standard representations and warranties to each other regarding capitalization, status, and conduct of business.

Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the relevant Trust, on behalf of its Portfolio(s), are conditioned upon, among other things:

●	the approval of the Reorganization by the Target Portfolio’s shareholders;

●	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

●	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

●

the truth in all material respects as of the Closing Date of the representations and warranties of the Portfolios and performance and compliance in all material respects with the Portfolios’ agreements, obligations and covenants required by the Reorganization Agreement;

●

the effectiveness under applicable law of the registration statement of the Trust of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

●	the declaration of a dividend by the Target Portfolio to distribute all of its undistributed net investment income and net capital gains; and

●	the delivery of customary officer certificates from the relevant Trusts; and

●	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

Each Reorganization Agreement may be terminated by resolution of the Board of Trustees of the relevant Trust, on behalf of the relevant Portfolio, at any time prior to the Effective Time (as defined in Appendix S), if circumstances develop that, in the opinion of such Board of Trustees, make proceeding with the Reorganization Agreement inadvisable.

The GVPT Board unanimously recommends that you vote to approve the Reorganization relating to the relevant Target Portfolio, as it believes the Reorganization is in the best interests of the Target Portfolio (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Target Portfolio will not be diluted as a result of consummation of the proposed Reorganization. The SAST and SST Board of Trustees also determined that, with respect to each Reorganization, the Reorganization is in the best interests of the Acquiring Portfolio and that the Acquiring Portfolio’s existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Asset Purchase Agreement among Park Avenue, GIAC, and SunAmerica and Revenue Allocation Agreement

In connection with the Reorganizations, Park Avenue, GIAC, and SunAmerica entered into the Master Transaction Agreement, pursuant to which SunAmerica agreed to pay Park Avenue a one-time cash payment as consideration for the transfer of certain assets related to Park Avenue’s business of providing investment management services to the Target Portfolios. The payment from SunAmerica to GIAC under the Master Transaction Agreement would be less than the estimate of the transaction expenses related to the Reorganizations that GIAC has agreed to pay. The completion of this transaction and each Reorganization is subject to certain conditions, including the consummation of each Reorganization, which can be waived upon agreement by Park Avenue and SunAmerica. SunAmerica will also enter into the Revenue Allocation Agreement with GIAC pursuant to which SunAmerica will pay GIAC an ongoing revenue allocation based on the average net assets of each Acquiring Portfolio available through a GIAC

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Separate Account. GIAC also anticipates entering into a dealer agreement pursuant to which it may receive its pro rata share of Rule 12b-1 fees on Class 3 shares of the Acquiring Portfolios. The payment from SunAmerica to GIAC under the Revenue Allocation Agreement would be the same as the revenue allocation payment currently paid by Park Avenue to GIAC, and the expected payment of Rule 12b-1 fees from SunAmerica to GIAC would be the same as the Rule 12b-1 fees currently paid to GIAC with respect to the Target Portfolios (all calculated as a percentage of net assets).

Although Park Avenue, GIAC, and SunAmerica do not believe Section 15(f) of the 1940 Act strictly applies to the Reorganizations, each has agreed to comply with Section 15(f) and to use commercially reasonable efforts to ensure that its conditions are satisfied in connection with the Reorganizations. Section 15(f) of the 1940 Act provides a “safe harbor” by which an investment adviser to a fund, or any of its affiliated persons, may receive “any amount or benefit” in connection with certain transactions that cause the assignment of the adviser’s contract with the fund, provided certain conditions are met, including:

●	for a period of three years after the Closing Date, at least 75% of the Trustees of the SAST and SST will not be “interested persons” (as defined in the 1940 Act) of Park Avenue and SunAmerica, and

●	for a period of two years after the Closing Date, no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed as a result of the Reorganizations.

Reasons for the Reorganizations

Park Avenue has made a strategic decision to exit the business of serving as investment manager to GVPT and has concluded that continuing to operate the Target Portfolios in their current state is not in the best interests of the Target Portfolios or their shareholders.

Park Avenue has concluded that the Target Portfolios have little prospect for growth in their current state and thus no prospect of achieving or maintaining the scale needed to be viable. After exploring a number of alternatives, including reorganizations with other funds and liquidation, Park Avenue determined that SunAmerica has the investment management, operational, and financial capabilities and resources to manage the Acquiring Portfolios, including investment methodologies that Park Avenue believes could deliver strong investment performance over time for shareholders. Park Avenue recommended to the GVPT Board, and the GVPT Board approved, subject to shareholder approval, each Reorganization.

In proposing the Reorganizations, Park Avenue has, among other things, considered the performance history, fee and expense structure, level of assets, and future prospects for growth of the Acquiring Portfolios. In addition, Park Avenue is proposing the Reorganizations to combine the Target Portfolios with corresponding funds within the SunAmerica fund complex and has concluded that the Reorganizations would be in the best interests of the Target Portfolios.

In connection with the Reorganizations, GIAC will enter into a participation agreement with SunAmerica, SAST, and SST to make the Acquiring Portfolios available as investment options for GIAC’s Variable Contracts, which will enable you to continue your investment in the affected Variable Contracts without interruption or cost to you.

GVPT Board Considerations

The Reorganizations were presented to the GVPT Board for consideration at a special meeting held on July 9, 2026 (the “Board Meeting”). At the Board Meeting, the GVPT Board, including the Independent Trustees, evaluated each relevant Reorganization independently of the other Reorganizations and approved each applicable Reorganization.

In advance of the Board Meeting, the GVPT Board met with representatives of SunAmerica and received presentations regarding SunAmerica and its advisory and fund business. In addition, in advance of the Board Meeting, in response to a written request for information from independent counsel to the Independent Trustees on behalf of the Independent Trustees, Park Avenue and SunAmerica provided to the GVPT Board extensive information regarding each Reorganization, including comparative information on the investment objectives, principal investment strategies, risks, fees, and expenses of each Target Portfolio and its corresponding Acquiring Portfolio, and performance information for each Target Portfolio and each Acquiring Portfolio that was operational prior to the Reorganization. The GVPT Board also received a memorandum from counsel to the Target Portfolios regarding the legal and fiduciary

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obligations in connection with considering the Reorganization Agreement. During the Board Meeting, representatives of Park Avenue and SunAmerica discussed the information provided and the Reorganizations and responded to questions from the Board. The Independent Trustees met in executive sessions with their independent counsel prior to and during the Board Meeting. After reviewing and evaluating this information, including the factors summarized below and other information in this Combined Prospectus/Proxy Statement, the GVPT Board, including all of the Independent Trustees, unanimously approved each Reorganization. In approving each Reorganization, the GVPT Board, including all of the Independent Trustees, determined that participation in the Reorganization is in the best interests of the relevant Target Portfolio and that the interests of the Target Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant by each Trustee taken as a whole, though individual Trustees may have attributed different weights to various factors and assigned different degrees of materiality to various conclusions. In reviewing each Reorganization, the GVPT Board was assisted by counsel to the Target Portfolios, and the Independent Trustees also were separately assisted by independent legal counsel. The GVPT Board considered each Reorganization on an individual Target Portfolio-by-Target Portfolio basis and considered all factors deemed pertinent in its business judgment, which included the following:

●

Each Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the Target Portfolio’s assets with the corresponding Acquiring Portfolio and by being part of a fund group with greater growth potential than GVPT. Park Avenue has concluded that the Target Portfolios have little prospect for growth in their current state and no realistic path to achieving the scale needed to remain viable on a long-term basis, and that continuing to operate each Target Portfolio as currently constituted is not in the best interest of shareholders. SunAmerica, by contrast, is focused on in-force variable annuity blocks of business and is expected to seek to grow the assets of the Acquiring Portfolios over time, which may generate future economies of scale for shareholders, including additional reductions in gross expenses and avoidance of the increases in net expenses borne by shareholders that would likely result from continued operation of the Target Portfolios.

●	The similarities and differences in investment objective of each Target Portfolio compared the investment objectives of the corresponding Acquired Portfolio.

●

The similarities and differences in the principal investment strategies and risks of each Target Portfolio compared to the principal investment strategies and risks of the corresponding Acquired Portfolio. The GVPT Board took note that certain Acquiring Portfolios are newly created portfolios with no operating history or performance track record (each, a “Shell Acquiring Portfolio” and collectively, the “Shell Acquiring Portfolios”); and, with respect to the Guardian Global Utilities VIP Fund, the corresponding Acquiring Portfolio pursues a materially different investment mandate focused on large-cap value equities rather than global utilities. The GVPT Board considered that Park Avenue believes the Acquiring Portfolios’ investment approaches are capable of delivering strong investment performance over time for shareholders.

●

The performance histories of each Target Portfolio and, where available, its corresponding Acquiring Portfolio that was operational prior to the Reorganizations (each, an “Existing Acquiring Portfolio”). The GVPT Board considered that, for the Shell Acquiring Portfolios, no actual Acquiring Portfolio performance track record exists. The GVPT Board requested and received from SunAmerica performance information for the strategies proposed for the Shell Acquiring Portfolios. The GVPT Board noted that past performance is not a guarantee of future results and that several Acquiring Portfolios employ investment approaches that differ from those of the Target Portfolios in ways that may affect future performance.

●

The Acquiring Portfolio will be the survivor of each Reorganization for accounting and performance purposes (or, in the case of Reorganizations where multiple Target Portfolios are reorganizing into a single Shell Acquiring Portfolio, the designated surviving Target Portfolio will be the accounting and performance survivor).

●

The fees and expenses of each Target Portfolio and its corresponding Acquiring Portfolio, and that following each Reorganization, the total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., the net expenses) of the applicable class of each Acquiring Portfolio is expected to be the same as or

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lower than the net expenses of the corresponding Target Portfolio for at least two years following the closing of the Reorganization, after excluding expenses due to estimated acquired fund fees and expenses and interest expenses. The GVPT Board also considered that the new expense limitations added as part of the Reorganizations will be in place through at least April 30, 2029 (subject to the details of the expense limitations as set forth in this Combined Prospectus/Proxy Statement).

●

Park Avenue, SunAmerica, and their respective affiliates will bear all costs associated with the Reorganizations, other than implicit costs associated with transactions in fixed income securities and other than transaction costs related to the sale of securities after the closing of a Reorganization. The costs to be borne by Park Avenue, SunAmerica, and their respective affiliates include legal and accounting fees, SEC filing fees, printing and mailing costs, proxy solicitation costs, and brokerage commissions and similar explicit transaction costs incurred in connection with the repositioning of the Target Portfolios’ portfolios in anticipation of the Reorganizations. None of these costs will be borne by the Target Portfolios or their shareholders.

●

SunAmerica will serve as investment adviser and manager to the Acquiring Portfolios. The GVPT Board considered information regarding SunAmerica’s organizational structure and investment advisory approach, including SunAmerica’s experience overseeing sub-advisers, its operational experience, its experience managing variable insurance funds and its compliance program. The GVPT Board considered that SunAmerica’s focus on in-force variable annuity blocks of business and its resources make it a capable manager for the Target Portfolios’ shareholders. The GVPT Board noted Park Avenue’s belief that the Reorganizations are not expected to result in any diminution in the level or quality of investment management services.

●

The terms and conditions of the Reorganization Agreement as it applies to each Reorganization, including that the Reorganizations will not dilute the interests of the shareholders of the relevant Target Portfolio because shareholders of each Target Portfolio will receive shares of the corresponding Acquiring Portfolio with an aggregate net asset value equal to the aggregate net asset value of their Target Portfolio shares at the time of the Reorganization, based on the relative net asset values of each Target Portfolio and its corresponding Acquiring Portfolio as of the Closing Date.

●

None of the Reorganizations is expected to be a taxable event for U.S. federal income tax purposes with respect to Contract Owners whose Variable Contract values are determined by investment in shares of the Target Portfolios, assuming the Variable Contracts, GIAC, the Target Portfolios, and the Acquiring Portfolios are properly structured under the insurance company provisions of the Code. The Reorganizations are conditioned upon receipt of opinions of Dechert LLP to the effect described in this Combined Prospectus/Proxy Statement.

●

Park Avenue has agreed to pay the costs of directors’ and officers’ / errors and omissions tail insurance coverage for the six-year period following the effective date of the Reorganizations. None of these costs will be borne by the Target Portfolios or their shareholders.

●

The size of each Target Portfolio and the nature of each Target Portfolio’s shareholder base, including that shares of the Target Portfolios are held exclusively by GIAC Separate Accounts as investment options under Variable Contracts issued by GIAC, and that Contract Owners are the beneficial holders of interests in the Target Portfolios.

●

Each Target Portfolio and its corresponding Acquiring Portfolio offer a comparable share class structure. Shareholders of each Target Portfolio other than the Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund will receive Class 3 shares of the corresponding Acquiring Portfolio. Shareholders of each of the Guardian Equity Income VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Core Fixed Income VIP Fund will receive Class 1 shares of the corresponding Acquiring Portfolio.

●

Shareholder approval is being sought to afford shareholders the opportunity to vote on each Reorganization. GIAC, as the record holder of the Target Portfolios’ shares, will vote the shares attributable to each Variable Contract in proportion to the voting instructions received from Contract Owners.

●

The alternatives to the Reorganizations considered by Park Avenue, including maintaining the Target Portfolios as stand-alone funds, seeking reorganizations with different acquiring funds, and liquidating the Target Portfolios. The GVPT Board considered that Park Avenue solicited other bids prior to recommending

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the Reorganizations and that Park Avenue represented to the GVPT Board that no alternative offer presented terms as favorable to shareholders as the transaction with SunAmerica. The GVPT Board also considered that liquidation of a Target Portfolio would terminate shareholders’ investment in the relevant strategy, whereas each Reorganization would allow Contract Owners to remain invested through a continuing fund managed by an adviser focused on in-force variable annuity blocks of business. The GVPT Board considered that, in the judgment of Park Avenue, the Reorganizations represent the best available outcome for shareholders among those considered.

●

In connection with the Reorganizations, Park Avenue, GIAC, and SunAmerica entered into the Master Transaction Agreement and the Revenue Allocation Agreement and GIAC also anticipates entering into a dealer agreement pursuant to which it may receive its pro rata share of Rule 12b-1 fees on Class 3 shares of the Acquiring Portfolios. The GVPT Board considered that these financial arrangements create a financial interest for each of Park Avenue and GIAC in the Reorganizations. The Board considered that the payment from SunAmerica to GIAC under the Master Transaction agreement would be less than the estimate of the transaction expenses related to the Reorganizations that GIAC has agreed to pay. The Board also considered that the payment from SunAmerica to GIAC under the Revenue Allocation Agreement would be the same as the revenue allocation payment currently paid by Park Avenue to GIAC and that expected payment of Rule 12b-1 fees from SunAmerica to GIAC would be the same as the Rule 12b-1 fees currently paid to GIAC with respect to the Target Portfolios (all calculated as a percentage of net assets). The GVPT Board further considered that each party has covenanted under the Master Transaction Agreement and the Reorganization Agreement that no “unfair burden” (as defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed on any Target Portfolio (or any successor) as a result of the Reorganizations for a period of at least two years following the Closing Date.

After careful consideration of these and other factors, the GVPT Board, including all of the Independent Trustees, unanimously determined that each Reorganization is in the best interests of the relevant Target Portfolio and that the interests of each Target Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. Accordingly, the GVPT Board approved the Reorganization Agreement with respect to each Target Portfolio and directed that the Reorganization Agreement be submitted to shareholders of the Target Portfolios for approval. No assurance can be given that any economies of scale, expense reductions, performance improvements, or other anticipated benefits will in fact be realized.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to interests in the Target Portfolios held by the Separate Accounts and the holders of Variable Contracts issued by GIAC. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This discussion assumes that the Variable Contracts issued by GIAC are and remain qualified as Annuity Contracts. Owners of Variable Contracts should consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local, and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that the relevant Trust, on behalf of each relevant Portfolio, receive an opinion from Dechert LLP, counsel to each Target Portfolio, dated as of the Closing Date, substantially to the effect that

●

with respect to each Reorganization, assuming the Variable Contracts issued by GIAC, GIAC, each Target Portfolio and each Acquiring Portfolio are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes with respect to Contract Owners whose contract values are determined by investment in shares of the applicable Target Portfolio;

77

●

with respect to each Reorganization, assuming the Variable Contracts issued by GIAC, GIAC, each Target Portfolio and each Acquiring Portfolio are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes with respect to Contract Owners whose contract values are determined by investment in shares of the applicable Target Portfolio;

●	with respect to each Reorganization of a Target Portfolio into an existing Acquiring Portfolio:

○

the Reorganization will be treated as a taxable transfer of the applicable Target Portfolio’s assets and GIAC, as the owner of the assets of the applicable Target Portfolio for U.S. federal income tax purposes, will recognize gain or loss on the transfer of the applicable Target Portfolio’s assets to the corresponding Acquiring Portfolio;

○	the existing Acquiring Portfolio will recognize no gain or loss on the Reorganization;

○	the existing Acquiring Portfolio’s tax basis in each Asset of the Target Portfolio transferred to it will be the fair market value of such Asset as of the effective time of the Reorganization;

○	the existing Acquiring Portfolio’s holding period for the Assets of the Target Portfolio transferred to it will start on the day following the date of the Reorganization;

●	with respect to each Reorganization of a Target Portfolio into a newly created Acquiring Portfolio:

○

the Reorganization is expected to be treated as a tax-deferred transaction under Section 351 of the Code, and GIAC is not expected to recognize gain or loss on the transfer of the applicable Target Portfolio’s assets to the corresponding Acquiring Portfolio, except that GIAC may be required to recognize gain with respect to (i) an election made by GIAC under Section 1.337(d)-7(c) of the Treasury Regulations, as permitted by Section 1.337(d)-7(e) of the Treasury Regulations, if applicable, (ii) contracts described in Section 1256(b) of the Code or any other asset in respect of which GIAC has elected, or is required to, use the mark-to-market method of accounting for tax purposes, (iii) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (iv) with respect to any other asset if gain or loss is required to be recognized upon a transfer of that asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code, (v) with respect to the assumption of the liabilities of the Target Portfolio by the Acquiring Portfolio, to the extent the aggregate amount of such liabilities (excluding deductible liabilities under Section 357(c)(3) of the Code) exceeds the aggregate adjusted basis of the assets transferred, pursuant to Section 357(c) of the Code, and (vi) as a result of any required adjustments under Section 362(e) of the Code (clause (i) through (vi), collectively, the “Adjustment Items”);

○	the newly created Acquiring Portfolio will recognize no gain or loss on the Reorganization;

○

the newly created Acquiring Portfolio’s basis in the Assets received in the Reorganization will equal the basis of those Assets in the hands of GIAC immediately prior to the Reorganization, except with respect to any required adjustments (A) with respect to any required adjustments relating to the Adjustment Items, or (B) with respect to Assets received that immediately prior to the Reorganization had not been held as “capital assets” within the meaning of Section 1221 of the Code; and

○

the newly created Acquiring Portfolio’s holding periods in the Assets received in the Reorganization will include the respective periods for which those Assets were held by GIAC immediately prior to the Reorganization, except (A) where investment activities of the newly created Acquiring Portfolio have the effect of reducing or eliminating a holding period with respect to an Asset and (B) with respect to any required adjustments relating to the Adjustment Items.

Each opinion will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Dechert LLP will also rely upon certain representations of the management of the relevant Acquiring Portfolio and the relevant Target Portfolio and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

Each Acquiring Portfolio intends to qualify and continue to qualify for taxation as a RIC under Sections 851 and 852 of the Code. As long as each Acquiring Portfolio so qualifies, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders. Each Acquiring Portfolio further intends to: (i) be treated as an

78

investment company to which Treasury Regulations Section 1.817-5(f) applies; (ii) satisfy the diversification requirements of Section 817(h) of the Code and the applicable Treasury Regulations thereunder with respect to each taxable year and each applicable quarter during which it serves as a funding vehicle for the separate accounts funding Variable Contracts; and (iii) with respect to the ownership of shares in and access to the Acquiring Portfolio, satisfy the requirements and limitations that apply to variable contracts for U.S. federal income tax purposes under the investor control doctrine and the requirements and limitations specifically set forth in Treasury Regulations Section 1.817-5(f).

As long as the Variable Contracts funded through the Separate Accounts qualify as “variable contracts” under Section 817(d) of the Code, none of the Reorganizations will be a taxable event for U.S. federal income tax purposes with respect to Contract Owners whose Variable Contract values are determined by investment in shares of the Target Portfolios, regardless of the tax status of the applicable Reorganization. As is the case with other distributions to the Separate Accounts of GIAC holding shares, owners of Variable Contracts are not expected to be taxed on any distributions paid with respect to the Reorganizations, although they may be subject to tax upon redemption from Variable Contracts.

The foregoing discussion does not address the tax consequences to Contract Owners of their investment in a Variable Contract. Contract Owners investing in a Target Portfolio through the Separate Accounts of GIAC are urged to consult with their own tax advisors for more information regarding the U.S. federal income tax consequences to them of the Reorganizations, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information concerning the U.S. federal income tax consequences to Contract Owners of their Variable Contracts, Contract Owners should consult the prospectus for their particular Variable Contract.

Expenses of the Reorganizations

Park Avenue, SunAmerica, and their respective affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs, other than implicit costs associated with transactions in fixed income securities and other than any transaction costs relating to the sale of securities after the closing of the Reorganization relating to such Target Portfolio. Park Avenue and its affiliates will pay any transfer fees, stamp duties, brokerage commissions, and other explicit transaction costs associated with repositioning a Target Portfolio prior to a Reoganization and transferring assets in connection with a Reorganization. Park Avenue, SunAmerica, and their respective affiliates will pay these expenses whether or not a Reorganization is approved at the Special Meeting and whether or not a Reorganization is ultimately consummated. Expenses incurred in connection with each Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Boards, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Portfolio’s financial statements in the Form N-14; tabulation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. All other expenses of each of the Portfolios shall be paid by the applicable Portfolio.

Legal Matters

Certain legal matters concerning the issuance of shares of each Acquiring Portfolio will be passed on by Morgan, Lewis & Bockius LLP, counsel to SAST and SST. Certain legal matters concerning the federal income tax consequences of each Reorganization will be passed on by Dechert LLP, counsel to GVPT.

OTHER INFORMATION

Capitalization

Each Reorganization is contingent on the consummation of each other Reorganization. However, SunAmerica and Park Avenue may determine in their discretion to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. Accordingly, if shareholders of one Target Portfolio approve the Reorganization relating to their Target Portfolio, their Target Portfolio may be reorganized, even if shareholders of one or more of the other Target Portfolios do not approve the Reorganization relating to their Target

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Portfolio. The capitalizations shown below are likely to be different when a Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of an Acquiring Portfolio will be received by shareholders of a corresponding Target Portfolio at the closing of the applicable Reorganization, and the information below should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received. Each Acquiring Portfolio (other than the Shell Acquiring Portfolios) will be the accounting and performance survivor following its applicable Reorganization. The Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund and Guardian Select Mid Cap Core VIP Fund will be the accounting and performance survivor for the applicable Shell Acquiring Portfolio.

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian Equity Income VIP Fund, (ii) the unaudited capitalization of the SA Franklin Systematic U.S. Large Cap Value Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

Guardian Equity Income VIP Fund

Net Assets:	$880,996,742
Shares Outstanding:	59,168,089
Net Assets Per Share:	$14.89

SA Franklin Systematic U.S. Large Cap Value Portfolio

Class 1
Net Assets:	$349,768,703
Shares Outstanding:	20,507,196
Net Assets Per Share:	$17.06

Guardian Equity Income VIP Fund into SA Franklin Systematic U.S. Large Cap Value Portfolio Pro Forma Combined Portfolio

Class 1
Net Assets:	$1,230,765,445
Shares Outstanding:	72,143,344
Net Assets Per Share:	$17.06

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of each of the Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, and Guardian Diversified Research VIP Fund, (ii) the unaudited capitalization of the SA Franklin Systematic U.S. Large Cap Core Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming all applicable Reorganizations have been approved.

Guardian Integrated Research VIP Fund

Net Assets:	$235,007,789
Shares Outstanding:	6,979,394
Net Assets Per Share:	$33.67

Guardian All Cap Core VIP Fund

Net Assets:	$221,358,664
Shares Outstanding:	14,770,885
Net Assets Per Share:	$14.99

Guardian Strategic Large Cap Core VIP Fund

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Net Assets:	$180,415,892
Shares Outstanding:	11,886,056
Net Assets Per Share:	$15.18

Guardian Diversified Research VIP Fund

Net Assets:	$97,279,773
Shares Outstanding:	2,336,753
Net Assets Per Share:	$41.63

SA Franklin Systematic U.S. Large Cap Core Portfolio

Class 3
Net Assets:	$34,474,692
Shares Outstanding:	1,285,340
Net Assets Per Share:	$26.82

Guardian Integrated Research VIP Fund, Guardian All Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, and Guardian Diversified Research VIP Fund into SA Franklin Systematic U.S. Large Cap Core Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$768,536,810
Shares Outstanding:	28,655,362
Net Assets Per Share:	$26.82

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian International Equity VIP Fund, (ii) the unaudited capitalization of the SA BlackRock Advantage International Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

Guardian International Equity VIP Fund

Net Assets:	$192,298,671
Shares Outstanding:	10,268,489
Net Assets Per Share:	$18.73

SA BlackRock Advantage International Portfolio

Class 3
Net Assets:	$114,081,813
Shares Outstanding:	10,034,662
Net Assets Per Share:	$11.37

Guardian International Equity VIP Fund into SA BlackRock Advantage International Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$306,380,484
Shares Outstanding:	26,946,393
Net Assets Per Share:	$11.37

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian Balanced Allocation VIP Fund, (ii) the unaudited capitalization of the SA Index Allocation 60/40 Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

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Guardian Balanced Allocation VIP Fund

Net Assets:	$201,673,325
Shares Outstanding:	13,275,140
Net Assets Per Share:	$15.19

SA Index Allocation 60/40 Portfolio

Class 3
Net Assets:	$285,417,737
Shares Outstanding:	18,275,382
Net Assets Per Share:	$15.62

Guardian Balanced Allocation VIP Fund into SA Index Allocation 60/40 Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$487,091,062
Shares Outstanding:	31,183,807
Net Assets Per Share:	$15.62

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of each of the Guardian Total Return Bond VIP Fund and Guardian Core Plus Fixed Income VIP Fund, (ii) the unaudited capitalization of the SA JPMorgan MFS Core Bond Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming all applicable Reorganizations have been approved.

Guardian Total Return Bond VIP Fund

Net Assets:	$187,627,033
Shares Outstanding:	18,111,398
Net Assets Per Share:	$10.36

Guardian Core Plus Fixed Income VIP Fund

Net Assets:	$129,508,241
Shares Outstanding:	11,191,157
Net Assets Per Share:	$11.57

SA JPMorgan MFS Core Bond Portfolio

Class 3
Net Assets:	$801,448,950
Shares Outstanding:	97,535,419
Net Assets Per Share:	$8.22

Guardian Total Return Bond VIP Fund and Guardian Core Plus Fixed Income VIP Fund into SA JPMorgan MFS Core Bond Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$1,118,584,224
Shares Outstanding:	136,080,806
Net Assets Per Share:	$8.22

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian Large Cap Fundamental Growth VIP Fund, (ii) the unaudited capitalization of the SA MFS Large Cap Growth Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

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Guardian Large Cap Fundamental Growth VIP Fund

Net Assets:	$161,015,949
Shares Outstanding:	3,870,663
Net Assets Per Share:	$41.60

SA MFS Large Cap Growth Portfolio

Class 3
Net Assets:	$271,054,297
Shares Outstanding:	16,221,972
Net Assets Per Share:	$16.71

Guardian Large Cap Fundamental Growth VIP Fund into SA MFS Large Cap Growth Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$432,070,246
Shares Outstanding:	25,856,987
Net Assets Per Share:	$16.71

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian Small Cap Value Diversified VIP Fund, (ii) the unaudited capitalization of the SA Franklin Small Company Value Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

Guardian Small Cap Value Diversified VIP Fund

Net Assets:	$161,293,279
Shares Outstanding:	9,174,623
Net Assets Per Share:	$17.58

SA Franklin Small Company Value Portfolio

Class 3
Net Assets:	$196,773,594
Shares Outstanding:	10,092,146
Net Assets Per Share:	$19.50

Guardian Small Cap Value Diversified VIP Fund into SA Franklin Small Company Value Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$358,066,873
Shares Outstanding:	18,362,404
Net Assets Per Share:	$19.50

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian Multi-Sector Bond VIP Fund, (ii) the unaudited capitalization of the SA Multi-Managed Diversified Fixed Income Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

Guardian Multi-Sector Bond VIP Fund

Net Assets:	$151,258,612
Shares Outstanding:	14,395,402

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Net Assets Per Share:	$10.51

SA Multi-Managed Diversified Fixed Income Portfolio

Class 3
Net Assets:	$5,005,225
Shares Outstanding:	490,575
Net Assets Per Share:	$10.20

Guardian Multi-Sector Bond VIP Fund into SA Multi-Managed Diversified Fixed Income Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$156,263,837
Shares Outstanding:	15,319,984
Net Assets Per Share:	$10.20

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian Short Duration Bond VIP Fund, (ii) the unaudited capitalization of the SA JPMorgan Ultra-Short Bond Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

Guardian Short Duration Bond VIP Fund

Net Assets:	$124,406,050
Shares Outstanding:	10,981,877
Net Assets Per Share:	$11.33

SA JPMorgan Ultra-Short Bond Portfolio

Class 1
Net Assets:	$106,471,141
Shares Outstanding:	9,786,199
Net Assets Per Share:	$10.88

Guardian Short Duration Bond VIP Fund into SA JPMorgan Ultra-Short Bond Portfolio Pro Forma Combined Portfolio

Class 1
Net Assets:	$230,877,191
Shares Outstanding:	21,220,330
Net Assets Per Share:	$10.88

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of each of the Guardian Growth & Income VIP Fund and Guardian Large Cap Disciplined Value VIP Fund, (ii) the unaudited capitalization of the SA Franklin BW U.S. Large Cap Value Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming all applicable Reorganizations have been approved.

Guardian Growth & Income VIP Fund

Net Assets:	$93,669,982
Shares Outstanding:	3,326,897
Net Assets Per Share:	$28.16

Guardian Large Cap Disciplined Value VIP Fund

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Net Assets:	$72,957,972
Shares Outstanding:	2,275,565
Net Assets Per Share:	$32.06

SA Franklin BW U.S. Large Cap Value Portfolio

Class 3
Net Assets:	$437,218,429
Shares Outstanding:	19,564,249
Net Assets Per Share:	$22.35

Guardian Growth & Income VIP Fund and Guardian Large Cap Disciplined Value VIP Fund into SA Franklin BW U.S. Large Cap Value Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$603,846,383
Shares Outstanding:	27,017,735
Net Assets Per Share:	$22.35

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian International Growth VIP Fund, (ii) the unaudited capitalization of the SA Fidelity Institutional AM International Growth Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

Guardian International Growth VIP Fund

Net Assets:	$70,470,255
Shares Outstanding:	3,129,037
Net Assets Per Share:	$22.52

SA Fidelity Institutional AM International Growth Portfolio

Class 3
Net Assets:	$23,896,946
Shares Outstanding:	1,150,738
Net Assets Per Share:	$20.77

Guardian International Growth VIP Fund into SA Fidelity Institutional AM International Growth Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$94,367,201
Shares Outstanding:	4,543,438
Net Assets Per Share:	$20.77

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian Global Utilities VIP Fund, (ii) the unaudited capitalization of the SA Large Cap Value Index Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

Guardian Global Utilities VIP Fund

Net Assets:	$38,851,104
Shares Outstanding:	1,930,757
Net Assets Per Share:	$20.12

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SA Large Cap Value Index Portfolio

Class 3
Net Assets:	$83,805,353
Shares Outstanding:	4,112,729
Net Assets Per Share:	$20.38

Guardian Global Utilities VIP Fund into SA Large Cap Value Index Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$122,656,457
Shares Outstanding:	6,018,472
Net Assets Per Share:	$20.38

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of the Guardian Large Cap Disciplined Growth VIP Fund, (ii) the unaudited capitalization of the SA Franklin Large Cap Disciplined Growth Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved.

Guardian Large Cap Disciplined Growth VIP Fund

Net Assets:	$325,560,370
Shares Outstanding:	7,365,020
Net Assets Per Share:	$44.20

SA Franklin Large Cap Disciplined Growth Portfolio (newly created)

Net Assets:	$-
Shares Outstanding:	-
Net Assets Per Share:	$-

Guardian Large Cap Disciplined Growth VIP Fund into SA Franklin Large Cap Disciplined Growth Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$325,560,370
Shares Outstanding:	7,365,020
Net Assets Per Share:	$44.20

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of each of the Guardian Core Fixed Income VIP Fund and Guardian U.S. Government/Credit VIP Fund, (ii) the unaudited capitalization of the SA Franklin Core Fixed Income Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming all applicable Reorganizations have been approved.

Guardian Core Fixed Income VIP Fund

Net Assets:	$317,896,438
Shares Outstanding:	28,799,813
Net Assets Per Share:	$11.04

Guardian U.S. Government/Credit VIP Fund

Net Assets:	$128,058,418
Shares Outstanding:	12,017,840
Net Assets Per Share:	$10.66

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SA Franklin Core Fixed Income Portfolio (newly created)

Net Assets:	$-
Shares Outstanding:	-
Net Assets Per Share:	$-

Guardian Core Fixed Income VIP Fund and Guardian U.S. Government/Credit VIP Fund into SA Franklin Core Fixed Income Portfolio Pro Forma Combined Portfolio

Class 1
Net Assets:	$317,896,438
Shares Outstanding:	28,799,813
Net Assets Per Share:	$11.04
Class 3
Net Assets:	$128,059,418
Shares Outstanding:	11,599,585
Net Assets Per Share:	$11.04

The following tables set forth as of June 30, 2026: (i) the unaudited capitalization of each of the Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund, (ii) the unaudited capitalization of the SA Franklin Mid Cap Core Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming all applicable Reorganizations have been approved.

Guardian Small-Mid Cap Core VIP Fund

Net Assets:	$214,877,296
Shares Outstanding:	17,455,769
Net Assets Per Share:	$12.31

Guardian Select Mid Cap Core VIP Fund

Net Assets:	$175,182,920
Shares Outstanding:	11,400,313
Net Assets Per Share:	$15.37

Guardian Mid Cap Relative Value VIP Fund

Net Assets:	$91,694,705
Shares Outstanding:	3,598,224
Net Assets Per Share:	$25.48

Guardian Mid Cap Traditional Growth VIP Fund

Net Assets:	$39,485,964
Shares Outstanding:	1,294,625
Net Assets Per Share:	$30.50

SA Franklin Mid Cap Core Portfolio (newly created)

Net Assets:	$-
Shares Outstanding:	-
Net Assets Per Share:	$-

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Guardian Small-Mid Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund into S SA Franklin Mid Cap Core Portfolio Pro Forma Combined Portfolio

Class 3
Net Assets:	$521,240,885
Shares Outstanding:	33,912,875
Net Assets Per Share:	$15.37

Shareholder Information

Guardian Equity Income VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Equity Income VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Equity Income VIP Fund.] As of the Record Date, no person was known by the Guardian Equity Income VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Equity Income VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Equity Income VIP Fund	[ ]	[ ]	[ ]%

SA Franklin Systematic U.S. Large Cap Value Portfolio. As of the Record Date, there were [ ] shares of the SA Franklin Systematic U.S. Large Cap Value Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA Franklin Systematic U.S. Large Cap Value Portfolio.] As of the Record Date, no person was known by the SA Franklin Systematic U.S. Large Cap Value Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Franklin Systematic U.S. Large Cap Value Portfolio’s shares, except as follows:

	Name	Address	%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Integrated Research VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Integrated Research VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Integrated Research VIP Fund.] As of the Record Date, no person was known by the Guardian Integrated Research VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Integrated Research VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Integrated Research VIP Fund	[ ]	[ ]	[ ]%

Guardian All Cap Core VIP Fund. As of the Record Date, there were [ ] shares of the Guardian All Cap Core VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian All Cap Core VIP Fund.] As of the Record Date, no person was known by the Guardian All Cap Core VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian All Cap Core VIP Fund’s shares, except as follows:

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	Name	Address	%
Guardian All Cap Core VIP Fund	[ ]	[ ]	[ ]%

Guardian Strategic Large Cap Core VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Strategic Large Cap Core VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Strategic Large Cap Core VIP Fund.] As of the Record Date, no person was known by the Guardian Strategic Large Cap Core VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Strategic Large Cap Core VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Strategic Large Cap Core VIP Fund	[ ]	[ ]	[ ]%

Guardian Diversified Research VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Diversified Research VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Diversified Research VIP Fund.] As of the Record Date, no person was known by the Guardian Diversified Research VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Diversified Research VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Diversified Research VIP Fund	[ ]	[ ]	[ ]%

SA Franklin Systematic U.S. Large Cap Core Portfolio. As of the Record Date, there were [ ] shares of the SA Franklin Systematic U.S. Large Cap Core Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA Franklin Systematic U.S. Large Cap Core Portfolio.] As of the Record Date, no person was known by the SA Franklin Systematic U.S. Large Cap Core Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Franklin Systematic U.S. Large Cap Core Portfolio’s shares, except as follows:

	Name	Address	%
SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian International Equity VIP Fund. As of the Record Date, there were [ ] shares of the Guardian International Equity VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian International Equity VIP Fund.] As of the Record Date, no person was known by the Guardian International Equity VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian International Equity VIP Fund’s shares, except as follows:

Guardian International Equity VIP Fund	Name	Address	%
Guardian International Equity VIP Fund	[ ]	[ ]	[ ]%

SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio). As of the Record Date, there were [ ] shares of the SA BlackRock Advantage International Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA BlackRock

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Advantage International Portfolio.] As of the Record Date, no person was known by the SA BlackRock Advantage International Portfolio to own beneficially or of record 5% or more of any class of shares of the SA BlackRock Advantage International Portfolio’s shares, except as follows:

	Name	Address	%
SA BlackRock Advantage International Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA BlackRock Advantage International Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA BlackRock Advantage International Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Balanced Allocation VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Balanced Allocation VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Balanced Allocation VIP Fund.] As of the Record Date, no person was known by the Guardian Balanced Allocation VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Balanced Allocation VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Balanced Allocation VIP Fund	[ ]	[ ]	[ ]%

SA Index Allocation 60/40 Portfolio. As of the Record Date, there were [ ] shares of the SA Index Allocation 60/40 Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA Index Allocation 60/40 Portfolio.] As of the Record Date, no person was known by the SA Index Allocation 60/40 Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Index Allocation 60/40 Portfolio’s shares, except as follows:

	Name	Address	%
SA Index Allocation 60/40 Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA Index Allocation 60/40 Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA Index Allocation 60/40 Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Total Return Bond VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Total Return Bond VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Total Return Bond VIP Fund.] As of the Record Date, no person was known by the Guardian Total Return Bond VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Total Return Bond VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Total Return Bond VIP Fund	[ ]	[ ]	[ ]%

Guardian Core Plus Fixed Income VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Core Plus Fixed Income VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Core Plus Fixed Income VIP Fund.] As of the Record Date, no person was known by the Guardian Core Plus Fixed Income VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Core Plus Fixed Income VIP Fund’s shares, except as follows:

90

	Name	Address	%
Guardian Core Plus Fixed Income VIP Fund	[ ]	[ ]	[ ]%

SA JPMorgan MFS Core Bond Portfolio. As of the Record Date, there were [ ] shares of the SA JPMorgan MFS Core Bond Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA JPMorgan MFS Core Bond Portfolio.] As of the Record Date, no person was known by the SA JPMorgan MFS Core Bond Portfolio to own beneficially or of record 5% or more of any class of shares of the SA JPMorgan MFS Core Bond Portfolio’s shares, except as follows:

	Name	Address	%
SA JPMorgan MFS Core Bond Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA JPMorgan MFS Core Bond Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA JPMorgan MFS Core Bond Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Large Cap Fundamental Growth VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Large Cap Fundamental Growth VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Large Cap Fundamental Growth VIP Fund.] As of the Record Date, no person was known by the Guardian Large Cap Fundamental Growth VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Large Cap Fundamental Growth VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Large Cap Fundamental Growth VIP Fund	[ ]	[ ]	[ ]%

SA MFS Large Cap Growth Portfolio. As of the Record Date, there were [ ] shares of the SA MFS Large Cap Growth Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA MFS Large Cap Growth Portfolio.] As of the Record Date, no person was known by the SA MFS Large Cap Growth Portfolio to own beneficially or of record 5% or more of any class of shares of the SA MFS Large Cap Growth Portfolio’s shares, except as follows:

	Name	Address	%
SA MFS Large Cap Growth Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA MFS Large Cap Growth Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA MFS Large Cap Growth Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Small Cap Value Diversified VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Small Cap Value Diversified VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Small Cap Value Diversified VIP Fund.] As of the Record Date, no person was known by the Guardian Small Cap Value Diversified VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Small Cap Value Diversified VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Small Cap Value Diversified VIP Fund	[ ]	[ ]	[ ]

SA Franklin Small Company Value Portfolio. As of the Record Date, there were [ ] shares of the SA Franklin Small Company Value Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less

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than 1% of the shares of the SA Franklin Small Company Value Portfolio.] As of the Record Date, no person was known by the SA Franklin Small Company Value Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Franklin Small Company Value Portfolio’s shares, except as follows:

	Name	Address	%
SA Franklin Small Company Value Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA Franklin Small Company Value Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA Franklin Small Company Value Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Multi-Sector Bond VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Multi-Sector Bond VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Multi-Sector Bond VIP Fund.] As of the Record Date, no person was known by the Guardian Multi-Sector Bond VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Multi-Sector Bond VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Multi-Sector Bond VIP Fund	[ ]	[ ]	[ ]%

SA Multi-Managed Diversified Fixed Income Portfolio. As of the Record Date, there were [ ] shares of the SA Multi-Managed Diversified Fixed Income Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA Multi-Managed Diversified Fixed Income Portfolio.] As of the Record Date, no person was known by the SA Multi-Managed Diversified Fixed Income Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Multi-Managed Diversified Fixed Income Portfolio’s shares, except as follows:

	Name	Address	%
SA Multi-Managed Diversified Fixed Income Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA Multi-Managed Diversified Fixed Income Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA Multi-Managed Diversified Fixed Income Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Short Duration Bond VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Short Duration Bond VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Short Duration Bond VIP Fund.] As of the Record Date, no person was known by the Guardian Short Duration Bond VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Short Duration Bond VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Short Duration Bond VIP Fund	[ ]	[ ]	[ ]%

SA JPMorgan Ultra-Short Bond Portfolio. As of the Record Date, there were [ ] shares of the SA JPMorgan Ultra-Short Bond Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA JPMorgan Ultra-Short Bond Portfolio.] As of the Record Date, no person was known by

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the SA JPMorgan Ultra-Short Bond Portfolio to own beneficially or of record 5% or more of any class of shares of the SA JPMorgan Ultra-Short Bond Portfolio’s shares, except as follows:

	Name	Address	%
SA JPMorgan Ultra-Short Bond Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA JPMorgan Ultra-Short Bond Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA JPMorgan Ultra-Short Bond Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Growth & Income VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Growth & Income VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Growth & Income VIP Fund.] As of the Record Date, no person was known by the Guardian Growth & Income VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Growth & Income VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Growth & Income VIP Fund	[ ]	[ ]	[ ]%

Guardian Large Cap Disciplined Value VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Large Cap Disciplined Value VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Large Cap Disciplined Value VIP Fund.] As of the Record Date, no person was known by the Guardian Large Cap Disciplined Value VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Large Cap Disciplined Value VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Large Cap Disciplined Value VIP Fund	[ ]	[ ]	[ ]%

SA Franklin BW U.S. Large Cap Value Portfolio. As of the Record Date, there were [ ] shares of the SA Franklin BW U.S. Large Cap Value Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA Franklin BW U.S. Large Cap Value Portfolio.] As of the Record Date, no person was known by the SA Franklin BW U.S. Large Cap Value Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Franklin BW U.S. Large Cap Value Portfolio’s shares, except as follows:

	Name	Address	%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian International Growth VIP Fund. As of the Record Date, there were [ ] shares of the Guardian International Growth VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian International Growth VIP Fund.] As of the Record Date, no person was known by the Guardian International Growth VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian International Growth VIP Fund’s shares, except as follows:

93

	Name	Address	%
Guardian International Growth VIP Fund	[ ]	[ ]	[ ]%

SA Fidelity Institutional AM International Growth Portfolio. As of the Record Date, there were [ ] shares of the SA Fidelity Institutional AM International Growth Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA Fidelity Institutional AM International Growth Portfolio.] As of the Record Date, no person was known by the SA Fidelity Institutional AM International Growth Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Fidelity Institutional AM International Growth Portfolio’s shares, except as follows:

	Name	Address	%
SA Fidelity Institutional AM International Growth Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA Fidelity Institutional AM International Growth Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA Fidelity Institutional AM International Growth Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Global Utilities VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Global Utilities VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Global Utilities VIP Fund.] As of the Record Date, no person was known by the Guardian Global Utilities VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Global Utilities VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Global Utilities VIP Fund	[ ]	[ ]	[ ]%

SA Large Cap Value Index Portfolio. As of the Record Date, there were [ ] shares of the SA Large Cap Value Index Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA Large Cap Value Index Portfolio.] As of the Record Date, no person was known by the SA Large Cap Value Index Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Large Cap Value Index Portfolio’s shares, except as follows:

	Name	Address	%
SA Large Cap Value Index Portfolio (Class 1)	[ ]	[ ]	[ ]%
SA Large Cap Value Index Portfolio (Class 2)	[ ]	[ ]	[ ]%
SA Large Cap Value Index Portfolio (Class 3)	[ ]	[ ]	[ ]%

Guardian Large Cap Disciplined Growth VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Large Cap Disciplined Growth VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Large Cap Disciplined Growth VIP Fund.] As of the Record Date, no person was known by the Guardian Large Cap Disciplined Growth VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Large Cap Disciplined Growth VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Large Cap Disciplined Growth VIP Fund	[ ]	[ ]	[ ]%

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SA Franklin Large Cap Disciplined Growth Portfolio. As of the Record Date, the SA Franklin Large Cap Disciplined Growth Portfolio did not have any shares outstanding.

Guardian Core Fixed Income VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Core Fixed Income VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Core Fixed Income VIP Fund.] As of the Record Date, no person was known by the Guardian Core Fixed Income VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Core Fixed Income VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Core Fixed Income VIP Fund	[ ]	[ ]	[ ]%

Guardian U.S. Government/Credit VIP Fund. As of the Record Date, there were [ ] shares of the Guardian U.S. Government/Credit VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian U.S. Government/Credit VIP Fund.] As of the Record Date, no person was known by the Guardian U.S. Government/Credit VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian U.S. Government/Credit VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian U.S. Government/Credit VIP Fund	[ ]	[ ]	[ ]%

SA Franklin Core Fixed Income Portfolio. As of the Record Date, the SA Franklin Core Fixed Income Portfolio did not have any shares outstanding.

Guardian Small-Mid Cap Core VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Small-Mid Cap Core VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Small-Mid Cap Core VIP Fund.] As of the Record Date, no person was known by the Guardian Small-Mid Cap Core VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Small-Mid Cap Core VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Small-Mid Cap Core VIP Fund	[ ]	[ ]	[ ]%

Guardian Select Mid Cap Core VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Select Mid Cap Core VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Select Mid Cap Core VIP Fund.] As of the Record Date, no person was known by the Guardian Select Mid Cap Core VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Select Mid Cap Core VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Select Mid Cap Core VIP Fund	[ ]	[ ]	[ ]%

Guardian Mid Cap Relative Value VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Mid Cap Relative Value VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Mid Cap Relative Value VIP Fund.] As of the Record Date, no person was known by the Guardian Mid Cap Relative Value VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Mid Cap Relative Value VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Mid Cap Relative Value VIP Fund	[ ]	[ ]	[ ]%

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Guardian Mid Cap Traditional Growth VIP Fund. As of the Record Date, there were [ ] shares of the Guardian Mid Cap Traditional Growth VIP Fund outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Guardian Mid Cap Traditional Growth VIP Fund.] As of the Record Date, no person was known by the Guardian Mid Cap Traditional Growth VIP Fund to own beneficially or of record 5% or more of any class of shares of the Guardian Mid Cap Traditional Growth VIP Fund’s shares, except as follows:

	Name	Address	%
Guardian Mid Cap Traditional Growth VIP Fund	[ ]	[ ]	[ ]%

SA Franklin Mid Cap Core Portfolio. As of the Record Date, the SA Franklin Mid Cap Core Portfolio did not have any shares outstanding.

Shareholder Rights and Obligations

Each of the Target Portfolios is a series of GVPT, a Delaware statutory trust, and each of the Acquiring Portfolios is a series of SAST or SST, as applicable, each a Massachusetts business trust. GVPT is governed by its Declaration of Trust (the “GVPT Declaration of Trust”), its by-laws, and applicable Delaware law, in addition to the 1940 Act. Each of SAST and SST are governed by their respective declarations of trust (each, a “SunAmerica Declaration of Trust” and together, the “SunAmerica Declarations of Trust”), by-laws, and applicable Massachusetts law, in addition to the 1940 Act. The SunAmerica Declarations and by-laws are substantially the same. Below is a summary description of certain shareholder rights and obligations and other provisions contained in the GVPT Declaration and by-laws and the SunAmerica Declarations (together with the GVPT Declaration, the “Declarations”) and by-laws. Shareholders should consult copies of each of the Declarations and by-laws on file with the SEC.

GVPT was organized as a statutory trust under the laws of the State of Delaware on January 12, 2016. GVPT currently consists of twenty-four separate portfolios. SAST was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 11, 1992. SAST currently consists of fifty-nine separate portfolios, each of which may offer Class 1, Class 2 and/or Class 3 shares. SST was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 10, 1995. SST currently consists of fourteen separate portfolios, each of which may offer Class 1, Class 2 and/or Class 3 shares.

Certain differences exist between the GVPT Declaration of Trust and the SunAmerica Declaration of Trust with respect to matters related to fiduciary duties, shareholder litigation and derivative claims, and choice of forum (e.g., Delaware or Massachusetts courts). Because GVPT is a Delaware statutory trust, it has more protections for Trustees and is more restrictive with respect to shareholder claims in accordance with Delaware law, as compared to Massachusetts law.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. As further provided in the GVPT Declaration of Trust, each shareholder of the Trust and of each series shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Therefore, the Trust anticipates that shareholders generally will not be subject to personal liability for Trust or series obligations. The Trust also anticipates that the risk that a shareholder will incur personal liability for such obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the GVPT Declaration of Trust. The GVPT Declaration of Trust provides that the Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Delaware Statutory Trust Act. The GVPT Declaration of Trust further provides that no Trustee shall be liable to the Trust, its shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence, or reckless disregard of his duties as a Trustee and that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser, administrator, or principal underwriter of the Trust.

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Under Massachusetts law, shareholders of SAST or SST, as applicable, could, under certain circumstances, be held personally liable for the Trust’s obligations. The SunAmerica Declaration of Trust, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The SunAmerica Declaration of Trust further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any Acquiring Portfolio, in connection with the affairs of the Trust or any Acquiring Portfolio, and that a Trustee, officer or employee is liable to the Trust and any Acquiring Portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The SunAmerica Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The GVPT Declaration of Trust contains an express, detailed fiduciary duty provision that modifies and limits the fiduciary duties of Trustees and officers of the Trust as permitted under Delaware law. Specifically, the GVPT Declaration of Trust provides that the Trustees and officers of the Trust acting in good faith under a reasonable belief that their actions are in the best interests of the Trust shall be deemed to have discharged their duty of care, and that the GVPT Declaration of Trust’s provisions replace other duties (including fiduciary duties) otherwise existing at law or in equity. In addition, the GVPT Declaration of Trust expressly provides that, to the fullest extent permitted by law, the Trustees owe fiduciary duties to the Trust only and not directly to shareholders.

The SunAmerica Declaration of Trust does not contain an equivalent provision to the GVPT Declaration of Trust’s fiduciary duty provision. Instead, the SunAmerica Declaration of Trust only provides a limitation of liability provision that provides that no Trustee or officer of SAST and SST shall be liable for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

There are certain non-material differences between the By-Laws governing the Target Portfolios and the Acquiring Portfolios.

The table below compares the rights of shareholders of the Target Portfolios and the Acquiring Portfolio pursuant to their respective Declarations of Trust and By-Laws:

Topic	GVPT	SAST/SST
Voting Rights

Shareholders have power to vote: (i) for the election or removal of Trustees, (ii) on amendments to the GVPT Declaration of Trust that (a) affect their right to vote, (b) amend the “Amendments” provision of the GVPT Declaration of Trust, (c) require a vote under the 1940 Act, and (d) are submitted to them for vote by the Trustees, and (iii) respect to such additional matters relating to the Trust as a result of the filing of any registration of the Trust or series as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

Shareholders have the power to vote (i) for the election or removal of Trustees and (ii) with respect to such additional matters relating to SAST or SST, as applicable, as may be required by law or as the Trustees may consider and determine necessary or desirable.
Shareholder Quorum	One third of the outstanding shares entitled to vote, except as otherwise required by the 1940 Act.	30% of the outstanding shares entitled to vote.

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Topic	GVPT	SAST/SST
Election of Trustees

The Board may add Trustees to fill a vacancy without shareholder vote, provided that at least two thirds of the Board is elected by shareholders.

With respect to shareholders, a plurality is required to elect a Trustee.

The Board may add Trustees to fill a vacancy (without shareholder vote) by a vote of a majority of the remaining Trustees, provided that at least two thirds of the Board is elected by shareholders.

With respect to shareholders, a plurality is required to elect a Trustee.

Removal of Trustees

The Board may remove Trustees with cause (and without shareholder vote) by a vote of at least two thirds of the remaining Trustees.

Shareholders of two thirds of the outstanding shares may vote to remove a Trustee with or without cause.

The Board may remove Trustees without shareholder approval (i) by a written consent signed by a majority of the other Trustees if the applicable Trustees has become incapacitated by illness or injury, as determined by a majority of the other Trustees, or declared incompetent by a court of appropriate jurisdiction or (ii) with or without cause by a vote of at least two thirds of the other Trustees.

Shareholders of two thirds of the outstanding shares may vote to remove a Trustee with or without cause.

Amendments to the Declaration of Trust/By-Laws

Trustees may (without shareholder approval) amend the GVPT Declaration of Trust (no vote requirement specified) or By-Laws (by a majority vote), except that shareholders are entitled to vote on amendments to the GVPT Declaration of Trust that (a) affect their right to vote, (b) amend the “Amendments” provision of the Declaration of Trust, (c) require a vote under the 1940 Act, and (d) are submitted to them for vote by the Trustees. With respect to amendments requiring shareholder vote, an affirmative vote of shareholders holding more than 50% of shares outstanding or, if applicable, more than 50% of the net asset value of the holders present in person or by proxy, would be required.

Trustees may (without shareholder approval) amend the SunAmerica Declaration of Trust or By-Laws by a vote of a majority of Trustees, except with respect to amendments to Article V (“The Trustees”) of the SunAmerica Declaration of Trust, which require a vote of two thirds of the Trustees.
Derivative/Direct Actions

The GVPT Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders. In order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning at least 10% of the outstanding shares of the affected Target Portfolio. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Trustees are afforded a reasonable amount of time to consider the

The SunAmerica Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders. In order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders representing at least 5% of the voting power of the affected Acquiring Portfolio. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Trustees have a period of 90 days, which may be extended by an

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Topic	GVPT	SAST/SST

demand. The GVPT Declaration of Trust details information that must be included in the demand.

A shareholder’s right to bring direct actions against the Trust and/or its Trustees is eliminated to the fullest extent permitted by Delaware law, except for a direct action to enforce an individual shareholder’s right to vote or a direct action to enforce an individual Shareholder’s rights under Sections 3805(e) or 3819 of the Delaware Statutory Trust Act or a direct action for liability to an individual shareholder as a result of the Trust’s or a Trustee’s willful misconduct or a bad faith violation of the implied contractual covenant of good faith and fair dealing.

additional 60 days, to consider the demand. The SunAmerica Declaration of Trust details information, certifications, undertakings, and acknowledgements that must be included in the demand.

A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected portfolio, generally.

Third-Party Beneficiaries	Not discussed.	Ownership of shares does not make the shareholders third-party beneficiaries to any contract or agreement entered into by SAST, SST or the Acquiring Portfolios.
Jurisdiction and Waiver of Jury Trial

The GVPT Declaration of Trust contains an exclusive forum selection clause requiring that all claims, suits, actions, or proceedings arising out of or relating in any way to the Trust, the Delaware Statutory Trust Act, the GVPT Declaration of Trust, or the By-Laws be brought exclusively in the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have subject matter jurisdiction, any other Delaware court with subject matter jurisdiction). The GVPT Declaration of Trust also includes an express jury trial waiver.

The SunAmerica Declaration of Trust requires that Covered Actions (defined to include both direct and derivative actions against the Trust or its Trustees and officers) be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or, if such court is unavailable, in the Business Litigation Session of Suffolk Superior Court in Massachusetts. The SunAmerica Declaration of Trust also includes an express jury trial waiver.
Approval of a Consolidation, Merger or Liquidation of a Fund and Termination of the Trust	The Trustees have the power to consent to or participate in such transactions or actions without shareholder approval, unless such vote is required by the 1940 Act.	The Trustees have the power to consent to or participate in such transactions or actions without shareholder approval, unless such vote is required by the 1940 Act.
Inspection of Records	Shareholders are entitled to inspect at each shareholder meeting, upon request, certain records relating to prior shareholder meetings. Shareholders also have such other rights of inspection of the books and records of the Trust as are granted to shareholders of a Delaware corporation.	Shareholders are entitled to inspect, upon at least five business days advance written notice, the following records of SAST or SST, as applicable: (i) the SunAmerica Declaration of Trust and all amendments thereto currently in effect; (ii) the By-Laws and all amendments thereto currently in effect; (iii) the designation relating to the

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Topic	GVPT	SAST/SST

creation of one or more series or Classes of shares of the Trust, and fixing their relative rights, preferences, and limitations currently in effect; (iv) a list of the names and business addresses of the current Trustees and officers; and (v) the most recent annual report delivered to the Secretary of State of the Commonwealth of Massachusetts.

Shareholder Proposals

Each of the Portfolios does not hold regular or annual meetings of shareholders. The Portfolios hold meetings of shareholders whenever (a) the 1940 Act requires shareholders to act upon certain matters, including: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; (iv) changes to fundamental restrictions, and (v) in the case of certain reorganizations and (b) when required under the Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to [ ]. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Portfolio within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Target Portfolios and the GVPT Board primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about [ ], 2026. In addition to the solicitation of proxies by mail, employees of the Target Portfolios and its affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile, or oral communication. The tabulation and solicitation expenses in connection with the Reorganizations are estimated to be approximately $[ ], and other expenses of the Reorganizations, including legal, audit, filing fees, and other related expenses are estimated to be approximately $[ ], all of which will be borne by Park Avenue, SunAmerica, or their affiliates. Park Avenue, SunAmerica, or their affiliates will also bear any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes. Park Avenue has retained [ ] to serve as a proxy solicitation firm on behalf of the Target Portfolios. [ ], among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the proposal should be directed to [ ] by telephone at [ ].

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of each Target Portfolio into the corresponding Portfolio and the solicitation of proxies by and on behalf of the applicable Board of Trustees for use at the Special Meeting. The Special Meeting will be held virtually on [November 13, 2026] at [4:00] p.m., Eastern time, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Target Portfolios had the following shares outstanding:

Target Portfolios	Shares Outstanding
Guardian Equity Income VIP Fund	[ ]
Guardian Integrated Research VIP Fund	[ ]
Guardian All Cap Core VIP Fund	[ ]

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Guardian Strategic Large Cap Core VIP Fund	[ ]
Guardian Diversified Research VIP Fund	[ ]
Guardian International Equity VIP Fund	[ ]
Guardian Balanced Allocation VIP Fund	[ ]
Guardian Total Return Bond VIP Fund	[ ]
Guardian Core Plus Fixed Income VIP Fund	[ ]
Guardian Large Cap Fundamental Growth VIP Fund	[ ]
Guardian Small Cap Value Diversified VIP Fund	[ ]
Guardian Multi-Sector Bond VIP Fund	[ ]
Guardian Short Duration Bond VIP Fund	[ ]
Guardian Growth & Income VIP Fund	[ ]
Guardian Large Cap Disciplined Value VIP Fund	[ ]
Guardian International Growth VIP Fund	[ ]
Guardian Global Utilities VIP Fund	[ ]
Guardian Large Cap Disciplined Growth VIP Fund	[ ]
Guardian Core Fixed Income VIP Fund	[ ]
Guardian U.S. Government/Credit VIP Fund	[ ]
Guardian Small-Mid Cap Core VIP Fund	[ ]
Guardian Select Mid Cap Core VIP Fund	[ ]
Guardian Mid Cap Relative Value VIP Fund	[ ]
Guardian Mid Cap Traditional Growth VIP Fund	[ ]

Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Shareholder Approval

Participation in the Special Meeting by phone or by proxy (i.e., GIAC as the record owner of each Target Portfolio’s shares) entitled to cast one-third of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each Reorganization will require the affirmative vote of shareholders present, in person or by proxy, that hold more than 50% of the Target Portfolio’s shares. As the sole record owner of each Target Portfolio’s shares, GIAC’s presence at the Special Meeting will constitute a quorum for the transaction of business.

Each Reorganization is contingent on the consummation of each other Reorganization. However, SunAmerica and Park Avenue may determine in their discretion to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. Accordingly, if shareholders of one Target Portfolio approve the Reorganization relating to their Target Portfolio, their Target Portfolio may be reorganized, even if shareholders of one or more of the other Target Portfolios do not approve the Reorganization relating to their Target Portfolio. If a Target Portfolio’s shareholders fail to approve the applicable proposed Reorganization, the Reorganization will not occur and the GVPT Board may consider other alternatives, which may include seeking a merger with a different fund, a fund substitution, or liquidation with respect to a Target Portfolio. The GVPT Board has fixed the close of business on [August 17, 2026] as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment thereof (either by returning the paper voting instruction card or by submitting a Proxy by telephone or over the internet), the shares of the Target Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

The holders of one third of the shares of each Target Portfolio entitled to vote at the Special Meeting must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

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The Special Meeting may be adjourned by the chairman of the Special Meeting, whether or not a quorum is present. If the time and place for the adjourned meeting is announced at the Special Meeting, no further notice need be given. A quorum for the Special Meeting is likely to be attained due to “echo voting” described below.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “FOR” the approval of the proposed Reorganization.

Manner of Voting

In addition to voting at the Special Meeting, Target Portfolio shareholders may vote prior to the Special Meeting by promptly returning the enclosed proxy card or voting instruction card or by casting their vote via telephone or over the internet using the instructions provided on the enclosed proxy card or voting instruction card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Trust.

Echo Voting. Contract Owners who select a Target Portfolio as an investment option under a Variable Contract have a beneficial interest in the Portfolio but do not invest directly in or hold shares of the Target Portfolio. GIAC, as the holder of record of shares of the Target Portfolios, is required to “pass through” to its Contract Owners the right to vote shares of the Target Portfolios. GVPT expects that GIAC will vote 100% of the shares of a Target Portfolio held by its Separate Account(s) in accordance with instructions from its Contract Owners. Under an “echo voting policy,” GIAC will vote shares for which no instructions have been received from its Contract Owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Contract Owners is required before GIAC may vote the shares for which no voting instructions have been received. Because GIAC will vote its shares of a Target Portfolio in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners could determine the outcome of the vote.

Voting by Mail. To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card or voting instruction card at hand.

Internet Voting Prior to the Special Meeting. To vote over the internet, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or internet need not return their proxy card or voting instruction card by mail.

A person submitting votes by telephone or internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing [ ], a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

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Each Target Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign, and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.

[ ], 2026

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APPENDIX A

Proposal 1

Reorganization of the Guardian Equity Income VIP Fund (the “Target Portfolio”) and the SA Franklin Systematic U.S. Large Cap Value Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are different, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks a high level of current income consistent with growth of capital.	The portfolio’s investment goal is long-term capital appreciation.

Comparison of Fees and Expenses

The management fee and total annual fund operating expenses (i.e., on a gross basis) are greater for the Acquiring Portfolio (Class 1 Shares) than those of the Target Portfolio. The total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e. on a net basis) are higher for the Acquiring Portfolio (Class 1 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee and pro forma total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio (Class 1 Shares) will be greater than those of the Target Portfolio and pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 1 Shares) are expected to be the same as those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 1 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 1 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 1 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio (Class 1 Shares)	Combined Portfolio (Class 1 Shares)
Management Fees	0.50%	0.60%	0.60%

Distribution and Service (12b-1 Fees)	None	None	0.00%
Other Expenses	0.09%	0.04%	0.03%
Total Annual Fund Operating Expenses	0.59%	0.64%	0.63%
Fee Waiver and/or Expense Reimbursement	-0.04%[1,2]	None	-0.08%[2,3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%[1,2]	0.64%	0.55%[2,3]

[1]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Portfolio to the extent necessary to limit the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.55% of the Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expense after Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

[3]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 shares of the Combined Portfolio exceed 0.55% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years

Target Portfolio	$56	$185	$325	$734
Acquiring Portfolio (Class 1)	$65	$205	$357	$798
Pro Forma Combined Portfolio (Class 1)	$56	$185	$335	$771

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
152%	81%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar, with certain important differences. The Target Portfolio’s core focus is on sustainable dividend-paying companies that offer downside protection. The Target Portfolio’s subadviser maintains a dividend yield hurdle for all stocks in the portfolio, requiring every equity security to pay a dividend or be expected to pay one within the next 12 months. By contrast, the Acquiring Portfolio applies no dividend yield requirement; stock selection for the Acquiring Portfolio is based on retrospective quantitative factor scores (quality, value, momentum, and alternative) and a monthly rebalancing schedule, whereas the Target Portfolio applies prospective valuation and dividend-growth criteria. In addition, the Acquiring Portfolio applies a proprietary ESG scoring methodology to all stocks as part of its construction process, which is not a feature of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. Wellington Management Company LLP (the “Subadviser”) uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. Fundamental analysis of a company involves the Subadviser’s assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. At the time

The Portfolio seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Value Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The Fund may invest up to 20% of its net assets in the equity securities of foreign issuers and non-dollar securities or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.

with market conditions and the composition of the Index.

The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling, and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation metrics. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.

The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.

Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

During the selection process, the subadviser applies a proprietary ESG (environmental, social and governance) rating methodology to all stocks. The subadviser determines the most relevant underlying Environmental, Social and Governance sub-factors to a company’s returns and risk. These E, S and G sub-factors are assigned a score which, when combined, allow to establish an overall ESG score for each stock. The subadviser seeks to invest in stocks which score high on its multi-factor selection process and also have an ESG score equal to or higher than the median ESG score of the Index. The subadviser may, however, invest up to 10% of the Portfolio’s net assets in stocks which have an ESG score below this threshold, for risk control purposes if necessary, as assessed by the portfolio management team. The Portfolio aims to have high scores to the multifactor selection process and the ESG process that is substantially higher than the Index at each quarterly rebalance.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Dividend-Paying Stock Risk, Mid-Capitalization Companies Risk, Depositary Receipts Risk, Foreign Investment and Currency Risk, and Portfolio Turnover Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers ESG Investment Risk, Factor-Based Investing Risk, and Affiliated Fund Rebalancing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Equity Securities Risk

●

Dividend-Paying Stock Risk

●

Large-Capitalization Company Risk

●

Value Investment Style Risk

●

Mid-Capitalization Company Risk

●

Depositary Receipts Risk

●

Foreign Investment and Currency Risk

●

Portfolio Turnover Risk

● Equity Securities Risk ● ESG Investment Risk ● Factor-Based Investing Risk ● Issuer Risk ● Large-Cap Companies Risk ● Market Risk ● Securities Selection Risk ● Affiliated Fund Rebalancing Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.

Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 1000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell 1000® Value Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 13.00% (quarter ended December 31, 2022) and the lowest return for a quarter was –5.12% (quarter ended September 30, 2022). The year-to-date calendar return as of June 30, 2026 was 6.97%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date*
Guardian Equity Income VIP Fund	14.76%	9.44%	5/2/2022
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.38%	15.94%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes	15.92%	10.85%
*	Commencement of operations

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. The Acquiring Portfolio’s returns prior to July 12, 2021, as reflected in the bar chart and table, are the returns of the Acquiring Portfolio when it followed different investment strategies under the name “SA Dogs of Wall Street Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Franklin Advisers, Inc. (“Franklin”) assumed subadvisory responsibility for the Portfolio on July 12, 2021.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.77% (quarter ended June 30, 2020) and the lowest return for a quarter was –24.65% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 18.06%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 1 Shares)	16.92%	11.80%	12.59%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Wellington Management Company LLP (“Wellington”)	Franklin Advisers, Inc.
Portfolio Managers	Matthew C. Hand, CFA, has managed the Portfolio since May 1, 2022. Adam H. Illfelder, CFA, has managed the Portfolio since May 1, 2022.	Brett Risser, CFA, has managed the Portfolio since 2025. Chris Floyd, CFA, has managed the Portfolio since 2025. Adrian H. Chan, CFA, has managed the Portfolio since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Matthew C. Hand, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Matthew Hand is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington’s global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004 after he earned his B.A. in economics from the University of Pennsylvania (2004). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Adam H. Illfelder, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Adam Illfelder is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington’s global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 2005, Mr. Illfelder worked as an equity analyst on the Mid Cap Growth team at Putnam Investments (2003-2005). Before that, he worked in their Global Equity Research department (1997-2003). Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his B.S. in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Acquiring Portfolio

Brett Risser, CFA, is a vice president and portfolio manager with Franklin Templeton Investment Solutions (FTIS) with the Systematic Equity team, which he joined in 2023. He has over 20 years of experience in the investment industry, having started his career in 2000. Prior to Franklin Templeton, Mr. Risser spent nearly two decades at Putnam Investments, where he served as a portfolio manager in the Global Asset Allocation (GAA) group. He was instrumental in developing the overall strategy and positioning for Putnam’s asset allocation portfolios, and managed three international strategies: long-only international equity, concentrated long/short international equity, and long/short emerging-market equity. Earlier in his career at Putnam, Mr. Risser was a quantitative analyst in the Equities group, where he developed and maintained quantitative models for equity analysis and buy/sell recommendations. Before joining Putnam, Mr. Risser worked at State Street Research & Management Company, where he served as an equity research associate and a quantitative research associate. Mr. Risser holds a Bachelor of Science degree in computer information systems from Suffolk University.

Christopher Floyd is a senior vice president and portfolio manager for Franklin Templeton Investment Solutions (FTIS). He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co-portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy and Research Committee (ISRC). Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Battery march Financial Management, which merged with QS Investors in 2014. Before Battery march, he performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank. Mr. Floyd holds a Bachelor of Arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.

Adrian H. Chan, CFA, is a senior vice president and head of systematic equity for Franklin Templeton Investment Solutions (FTIS). He is responsible for leading the team’s research efforts in systematic equity strategies and portfolio construction as well as quantitative equity portfolio management and custom equity solutions research. Most recently,

Mr. Chan was the head of quantitative investments for FTIS, where he was also responsible for quantitative asset allocation and was a portfolio manager for the team’s target-date, traditional asset allocation, and multi-asset income strategies. Previously, Mr. Chan served as a portfolio manager within the Global Asset Allocation group at Putnam Investments. He joined Putnam Investments in 2003, where he held various roles including analyst, investment associate, and intern. When Putnam Investments merged with Franklin Templeton, its Global Asset Allocation group combined with FTIS. Mr. Chan holds a bachelor of arts degree in applied mathematics from Harvard University and an MBA from The Wharton School at the University of Pennsylvania. He also holds the Chartered Financial Analyst (CFA) designation.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Equity Income VIP Fund	SA Franklin Systematic U.S. Large Cap Value Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk

APPENDIX B

Proposal 2(a)

Reorganization of the Guardian Integrated Research VIP Fund (the “Target Portfolio”) and the SA Franklin Systematic U.S. Large Cap Core Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks capital appreciation.	The Portfolio’s investment goal is long-term capital appreciation.

Comparison of Fees and Expenses

The total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) are greater for the Target Portfolio (Class 3 Shares) than those of the Acquiring Portfolio. Following the Reorganization, and as shown below, the management fee and pro forma total annual fund operating expenses (i.e., on a gross basis) and pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio until at least April 30, 2027 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 2(a), 2(b), 2(c) and 2(d) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
34%	82%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are materially different in approach and philosophy, notwithstanding that both Portfolios invest primarily in U.S. large-capitalization equity securities. The Target Portfolio’s subadviser uses a fundamental bottom-up research process that reflects the subadviser’s forward-looking judgment about a company’s future prospects rather than a score derived from historical data. The Target Portfolio may invest up to 10% of its total assets in foreign equity securities. The Acquiring Portfolio uses a purely quantitative, model-driven process based on retrospective factor scores and a monthly rebalancing schedule. In addition, the Acquiring Portfolio applies a proprietary ESG scoring methodology to all stocks as part of its construction process, which is not a feature of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities, or other investments with similar economic characteristics, of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor’s 500® Index (the “Index”). Although expected to change frequently, the market capitalization range of the Index was approximately $6.64 billion to $4.24 trillion as of March 31, 2026. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, as described below, the Fund may choose to continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund may invest up to 10% of its total assets in foreign equity securities. The Fund normally invests in common stocks. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. Generally, the Fund anticipates holding between 60 and 90 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.

In selecting investments, Wellington Management Company LLP (the “Subadviser”) employs an active management strategy of fundamental bottom-up analysis along with risk management criteria in identifying opportunities and constructing the Fund’s portfolio. The Subadviser seeks to identify companies with, among other attributes, improving quality metrics (e.g., financial stability, market positioning and strength of management team and governance), fundamental business momentum (e.g., growth in revenues, cash flows, and profitability), and attractive relative valuations. The Subadviser may sell a security when the security’s price reaches a target set by the Subadviser or if the Subadviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or if other investments are more attractive, or for other reasons.

The Portfolio seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the market capitalization range of the companies in the Index was between $17,085 million to $4.32 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.

The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.

Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Sector Risk, Active Management Risk, and Foreign Investment and Currency Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Affiliated Fund Rebalancing Risk, Factor-Based Investing Risk, and Securities Selection Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks
● Market Risk ● Issuer Risk ● Active Management Risk ● Equity Securities Risk ● Sector Risk ● Foreign Investment and Currency Risk ● Large-Capitalization Company Risk	● Affiliated Fund Rebalancing Risk ● Equity Securities Risk ● Issuer Risk ● Large-Cap Companies Risk ● Factor-Based Investing Risk ● Market Risk ● Securities Selection Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Affiliated and Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Target Portfolio replaced its subadviser effective October 1, 2019 and October 12, 2021, respectively, and modified its principal investment strategies. The past performance shown in the bar chart and table below prior to October 1, 2019, and between October 1, 2019 and October 12, 2021, reflects the performance of each of the Fund’s prior subadvisers and principal investment strategies, respectively.

During the period shown in the bar chart, the highest return for a quarter was 20.12% (quarter ended June 30, 2020) and the lowest return for a quarter was –17.33% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 8.89%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Integrated Research VIP Fund	14.65%	12.63%	12.85%	9/1/2016
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses or taxes	17.89%	14.43%	15.03%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Russell 1000® Index (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Calendar year performance is shown only for Class 1 shares of the Acquiring Portfolio. Target Portfolio shareholders will not receive Class 1 shares in connection with the Reorganization but instead will receive Class 3 shares of the Acquiring Portfolio. Calendar year returns for Class 3 shares of the Acquiring Fund are less than calendar year returns of Class 1 shares because Class 3 shares have greater expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 16.72% (quarter ended June 30, 2020) and the lowest return for a quarter was –20.81% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 9.27%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 3 Shares)	18.02%	15.11%	15.13%	10/7/2019
Russell 1000® Index (reflects no deduction for fees, expenses or taxes	17.37%	13.59%	15.93%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Wellington Management Company LLP (“Wellington”)	Franklin Advisers, Inc.
Portfolio Managers	Douglas W. McLane, CFA, has managed the Portfolio since October 12, 2021. David A. Siegle, CFA, has managed the Portfolio since October 12, 2021.	Brett Risser, CFA, has managed the Portfolio since 2025. Chris Floyd, CFA, has managed the Portfolio since 2025. Adrian H. Chan, CFA, has managed the Portfolio since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Douglas W. McLane, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Douglas McLane is a Senior Managing Director and Equity Portfolio Manager at Wellington on the Disciplined Equity Team. Additionally, he conducts fundamental analysis on equity investments, focusing on the consumer, industrials, and materials sectors. Prior to joining Wellington in 2011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009-2011) and an analyst at Sirios Capital Management (2003-2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999-2001) and The Carson Group (1996-1999). Mr. McLane earned his MBA from the Kellogg School of Management at Northwestern University (2003) and his B.A. in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

David A. Siegle, CFA

Managing Director and Equity Portfolio Manager of Wellington

David Siegle is a Managing Director and Equity Portfolio Manager at Wellington on the Disciplined Equity Team. He participates in the management of equity assets on behalf of clients, drawing broadly on the research capabilities across Wellington. Additionally, he conducts fundamental analysis on U.S. equity investments, focusing on the health care, information technology, and industrials sectors. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. Prior to joining the Disciplined Equity Team, Mr. Siegle worked as an equity research analyst on the Global and International Growth Team, and as an analyst in the Quantitative Equity Investment Group. He joined Wellington in 2001. He earned his B.A. in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Boston.

Acquiring Portfolio

Brett Risser, CFA, is a vice president and portfolio manager with Franklin Templeton Investment Solutions (FTIS) with the Systematic Equity team, which he joined in 2023. He has over 20 years of experience in the investment industry, having started his career in 2000. Prior to Franklin Templeton, Mr. Risser spent nearly two decades at Putnam Investments, where he served as a portfolio manager in the Global Asset Allocation (GAA) group. He was instrumental in developing the overall strategy and positioning for Putnam’s asset allocation portfolios, and managed three international strategies: long-only international equity, concentrated long/short international equity, and long/short emerging-market equity. Earlier in his career at Putnam, Mr. Risser was a quantitative analyst in the Equities group, where he developed and maintained quantitative models for equity analysis and buy/sell recommendations. Before joining Putnam, Mr. Risser worked at State Street Research & Management Company, where he served as an equity research associate and a quantitative research associate. Mr. Risser holds a Bachelor of Science degree in computer information systems from Suffolk University.

Christopher Floyd is a senior vice president and portfolio manager for Franklin Templeton Investment Solutions (FTIS). He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co-portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy and Research Committee (ISRC). Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Battery march Financial Management, which merged with QS Investors in 2014. Before Battery march, he performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank. Mr. Floyd holds a Bachelor of Arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.

Adrian H. Chan, CFA, is a senior vice president and head of systematic equity for Franklin Templeton Investment Solutions (FTIS). He is responsible for leading the team’s research efforts in systematic equity strategies and portfolio construction as well as quantitative equity portfolio management and custom equity solutions research. Most recently, Mr. Chan was the head of quantitative investments for FTIS, where he was also responsible for quantitative asset allocation and was a portfolio manager for the team’s target-date, traditional asset allocation, and multi-asset income strategies. Previously, Mr. Chan served as a portfolio manager within the Global Asset Allocation group at Putnam Investments. He joined Putnam Investments in 2003, where he held various roles including analyst, investment associate, and intern. When Putnam Investments merged with Franklin Templeton, its Global Asset Allocation group combined with FTIS. Mr. Chan holds a bachelor of arts degree in applied mathematics from Harvard University and an MBA from The Wharton School at the University of Pennsylvania. He also holds the Chartered Financial Analyst (CFA) designation.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Integrated Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk

Proposal 2(b)

Reorganization of the Guardian All Cap Core VIP Fund (the “Target Portfolio”) and the SA Franklin Systematic U.S. Large Cap Core Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks capital appreciation.	The Portfolio’s investment goal is long-term capital appreciation.

Comparison of Fees and Expenses

The management fee is greater for the Acquiring Portfolio (Class 3 Shares) than that of the Target Portfolio. The total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) will be greater that that of the Target Portfolio and the pro forma total annual fund operating expenses (i.e., on a gross basis) and pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio until at least April 30, 2027 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 2(a), 2(b), 2(c) and 2(d) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
69%	82%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are materially different, reflecting the broader principal investment strategies mandate of the Target Portfolio compared to the Acquiring Portfolio. The Target Portfolio employs a fundamental approach and may invest in equity securities of companies of any size and in foreign securities, without constraint by any particular investment style. The Target Portfolio’s subadviser selects investments based on research and fundamental analysis, evaluating companies across the full spectrum of market capitalizations, and also may consider quantitative screening tools. The Target Portfolio’s subadviser may also consider ESG factors in its fundamental investment analysis at its discretion, where it believes such factors could materially impact the economic value of an issuer. The subadviser for the Acquiring Portfolio uses a purely quantitative, model-driven process anchored to the Russell 1000® Index. The subadviser for the Acquiring Portfolio selects stocks based on retrospective factor scores and a monthly rebalancing schedule, whereas the subadviser for the Target Portfolio applies prospective valuation criteria. The Acquiring Portfolio’s principal investment strategies focus on U.S. large-capitalization common stocks. In addition, the Acquiring Portfolio applies a proprietary ESG scoring methodology systematically to all stocks as part of its construction process — a different approach from the discretionary, qualitative ESG consideration employed by the Target Portfolio’s subadviser.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. Massachusetts Financial Services Company (MFS®), the Fund’s subadviser (the “Subadviser”), may invest the Fund’s assets in securities of companies of any size and in foreign securities. In selecting investments for the Fund, the Subadviser is not constrained by any particular investment style. The Subadviser may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Subadviser normally invests the Fund’s assets across different industries and sectors, but the Subadviser may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector. The Subadviser may also invest a significant percentage of the Fund’s assets in issuers in a single country or geographic region.

A team of investment research analysts selects investments for the Fund. The Subadviser generally expects the Fund’s exposure to broad industry categories to approximate the exposure of the Russell 3000® Index (the “Index”) to these broad industry categories using the Subadviser’s custom industry categories to classify the Fund and the Index’s holdings.

The Subadviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered by the Subadviser may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The Subadviser may also consider

The Portfolio seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the market capitalization range of the companies in the Index was between $17,085 million to $4.32 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.

The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit environmental, social, and governance (“ESG”) factors in its fundamental investment analysis where the Subadviser believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered by the Subadviser.

constraints determined by, among others, the portfolio management team.

Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Comparison of Principal Investment Risks

An Investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Market Capitalization Risk, Growth Investment Style Risk, Value Investment Style Risk, Sector Risk, Foreign Investment and Currency Risk, and Geographic Focus Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Affiliated Fund Rebalancing Risk, Large-Cap Companies Risk, Factor-Based Investing Risk, and Securities Selection Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below:

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Equity Securities Risk

●

Market Capitalization Risk

●

Growth Investment Style Risk

●

Value Investment Style Risk

●

Sector Risk

●

Foreign Investment and Currency Risk

●

Geographic Focus Risk

● Affiliated Fund Rebalancing Risk ● Equity Securities Risk ● Issuer Risk ● Large-Cap Companies Risk ● Factor-Based Investing Risk ● Market Risk ● Securities Selection Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Affiliated and Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio’s will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended December 31, 2023) and the lowest return for a quarter was –14.29% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 6.92%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date
Guardian All Cap Core VIP Fund	12.25%	8.41%	10/25/2021
Russell 3000® Index (reflects no deduction for fees, expenses or taxes	17.16%	10.52%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Russell 1000® Index (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Calendar year performance is shown only for Class 1 shares of the Acquiring Portfolio. Target Portfolio shareholders will not receive Class 1 shares in connection with the Reorganization but instead will receive Class 3 shares of the Acquiring Portfolio. Calendar year returns for Class 3 shares of the Acquiring Fund are less than calendar year returns of Class 1 shares because Class 3 shares have greater expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 16.72% (quarter ended June 30, 2020) and the lowest return for a quarter was –20.81% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 9.27%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
SA Franklin Systematic U.S. Large Cap Core Fund (Class 3 Shares)	18.02%	15.11%	15.13%	10/7/2019
Russell 1000® Index (reflects no deduction for fees, expenses or taxes	17.37%	13.59%	15.93%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Massachusetts Financial Services Company (“MFS”)	Franklin Advisers, Inc.
Portfolio Managers	Joseph MacDougall has managed the fund since inception (October 25, 2021).	Brett Risser, CFA, has managed the Portfolio since 2025. Chris Floyd, CFA, has managed the Portfolio since 2025. Adrian H. Chan, CFA, has managed the Portfolio since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Joseph MacDougall

Investment Officer, Portfolio Manager of MFS

Joseph MacDougall, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2005.

Acquiring Portfolio

Brett Risser, CFA, is a vice president and portfolio manager with Franklin Templeton Investment Solutions (FTIS) with the Systematic Equity team, which he joined in 2023. He has over 20 years of experience in the investment industry, having started his career in 2000. Prior to Franklin Templeton, Mr. Risser spent nearly two decades at Putnam Investments, where he served as a portfolio manager in the Global Asset Allocation (GAA) group. He was instrumental in developing the overall strategy and positioning for Putnam’s asset allocation portfolios, and managed three international strategies: long-only international equity, concentrated long/short international equity, and long/short emerging-market equity. Earlier in his career at Putnam, Mr. Risser was a quantitative analyst in the Equities group, where he developed and maintained quantitative models for equity analysis and buy/sell recommendations. Before joining Putnam, Mr. Risser worked at State Street Research & Management Company, where he served as an equity research associate and a quantitative research associate. Mr. Risser holds a Bachelor of Science degree in computer information systems from Suffolk University.

Christopher Floyd is a senior vice president and portfolio manager for Franklin Templeton Investment Solutions (FTIS). He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co-portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy and Research Committee (ISRC). Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Battery march Financial Management, which merged with QS Investors in 2014. Before Battery march, he performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank. Mr. Floyd holds a Bachelor of Arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.

Adrian H. Chan, CFA, is a senior vice president and head of systematic equity for Franklin Templeton Investment Solutions (FTIS). He is responsible for leading the team’s research efforts in systematic equity strategies and portfolio construction as well as quantitative equity portfolio management and custom equity solutions research. Most recently, Mr. Chan was the head of quantitative investments for FTIS, where he was also responsible for quantitative asset allocation and was a portfolio manager for the team’s target-date, traditional asset allocation, and multi-asset income strategies. Previously, Mr. Chan served as a portfolio manager within the Global Asset Allocation group at Putnam Investments. He joined Putnam Investments in 2003, where he held various roles including analyst, investment associate, and intern. When Putnam Investments merged with Franklin Templeton, its Global Asset Allocation group combined with FTIS. Mr. Chan holds a bachelor of arts degree in applied mathematics from Harvard University and an MBA from The Wharton School at the University of Pennsylvania. He also holds the Chartered Financial Analyst (CFA) designation.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian All Cap Core VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk

Proposal 2(c)

Reorganization of the Guardian Strategic Large Cap Core VIP Fund (the “Target Portfolio”) and the SA Franklin Systematic U.S. Large Cap Core Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks capital appreciation.	The Portfolio’s investment goal is long-term capital appreciation.

Comparison of Fees and Expenses

The management fee, total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee, pro forma total annual fund operating expenses (i.e., on a gross basis) and pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio until at least April 30, 2027 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 2(a), 2(b), 2(c) and 2(d) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
43%	82%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar, with certain differences. The Acquiring Portfolio uses a purely quantitative, model-driven process based on retrospective factor scores and a monthly rebalancing schedule, as compared to the Target Portfolio, which applies an integrated fundamental and quantitative approach to prospective valuation. As part of its principal investment strategy, the Target Portfolio may, at times, also invest in foreign securities and ETFs, and may enter into derivatives transactions to earn extra income, adjust market exposure, or hedge, which are not features of the principal investment strategies of the Acquiring Portfolio. The Acquiring Portfolio does not invest in foreign securities as a principal investment strategy. In addition, the Acquiring Portfolio applies a proprietary ESG scoring methodology to all stocks as part of its construction process, which is not a feature of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

AllianceBernstein L.P., the Fund’s subadviser (the “Subadviser”), seeks to achieve the Fund’s objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that the Subadviser believes have similar economic characteristics, of companies with large market capitalizations. The Subadviser defines large capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor’s 500® Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $6.64 billion to $4.24 trillion as of March 31, 2026.

The Fund invests in companies that are determined by the Subadviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Subadviser selects investments based on an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Subadviser considers include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Subadviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Subadviser weighs economic, political and market factors in making investment decisions. The Subadviser seeks to manage the Fund’s portfolio so that it is subject to less share price volatility than many other U.S. mutual funds, although there can be no guarantee that the Subadviser will be successful in this regard.

The Subadviser expects that normally the Fund’s portfolio will primarily invest in securities issued by U.S. companies, although it may, at times, also invest in foreign securities. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities or to seek to obtain desired exposures.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of combinations of call and/or put

The Portfolio seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the market capitalization range of the companies in the Index was between $17,085 million to $4.32 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.

The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.

Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. Derivatives transactions may be used, for example, in an effort to earn extra income, to attempt to adjust exposure to individual securities or markets, or to seek to protect all, or a portion, of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Comparison of Principal Investment Risks

An Investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Active Management Risk, Growth Investment Style Risk, Value Investment Style Risk, Sector Risk, Counterparty Risk, Derivatives Risk, Foreign Investment and Currency Risk, Forwards and Futures Contracts Risk, Options Risk, Other Investment Companies Risk, Swaps Risk, and Quantitative Model Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Affiliated Fund Rebalancing Risk, Factor-Based Investing Risk, and Securities Selection Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below:

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Equity Securities Risk

●

Large-Capitalization Company Risk

●

Growth Investment Style Risk

●

Value Investment Style Risk

●

Sector Risk

●

Counterparty Risk

●

Derivatives Risk

●

Foreign Investment and Currency Risk

●

Forwards and Futures Contracts Risk

●

Options Risk

●

Other Investment Companies Risk

●

Swaps Risk

●

Quantitative Model Risk

● Affiliated Fund Rebalancing Risk ● Equity Securities Risk ● Issuer Risk ● Large-Cap Companies Risk ● Factor-Based Investing Risk ● Market Risk ● Securities Selection Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Affiliated and Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio’s will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 10.48% (quarter ended December 31, 2022) and the lowest return for a quarter was –10.19% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 1.74%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date
Guardian Strategic Large Cap Core VIP Fund	11.76%	10.03%	10/25/2021
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses or taxes	17.89%	11.81%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Russell 1000® Index (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Calendar year performance is shown only for Class 1 shares of the Acquiring Portfolio. Target Portfolio shareholders will not receive Class 1 shares in connection with the Reorganization but instead will receive Class 3 shares of the Acquiring Portfolio. Calendar year returns for Class 3 shares of the Acquiring Fund are less than calendar year returns of Class 1 shares because Class 3 shares have greater expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 16.72% (quarter ended June 30, 2020) and the lowest return for a quarter was –20.81% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 9.27%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 3 Shares)	18.02%	15.11%	15.13%	10/7/2019
Russell 1000® Index (reflects no deduction for fees, expenses or taxes	17.37%	13.59%	15.93%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	AllianceBernstein L.P. (“AB”)	Franklin Advisers, Inc.
Portfolio Managers	Kent Hargis has managed the Portfolio since inception (October 25, 2021). Christopher W. Marx has managed the Portfolio since December 6, 2023. James Russo has managed the Portfolio since May 1, 2026.	Brett Risser, CFA, has managed the Portfolio since 2025. Chris Floyd, CFA, has managed the Portfolio since 2025. Adrian H. Chan, CFA, has managed the Portfolio since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Kent Hargis

Chief Investment Officer—Strategic Core Equities of AB

Kent Hargis is the Chief Investment Officer of Strategic Core Equities. He created the Strategic Core platform and has been managing the Global, International and U.S. Strategic Core portfolios since their inception in 2011. Mr. Hargis has also been Portfolio Manager for the Global Low Carbon Strategy Portfolio since 2022. Previously, he managed the Emerging Portfolio from 2015 through 2023. Mr. Hargis was global head of quantitative research for Equities from 2009 through 2014, with responsibility for directing research and the application of risk and return models across the firm’s equity portfolios. He joined AB in 2003 as a senior quantitative strategist. Prior to that, Mr. Hargis was chief portfolio strategist for global emerging markets at Goldman Sachs. From 1995 through 1998, he was assistant professor of international finance in the graduate program at the University of South Carolina, where he published extensively on various international investment topics. Mr. Hargis holds a Ph.D. in economics from the University of Illinois, where his research focused on international finance, econometrics and emerging financial markets.

Christopher W. Marx

Senior Investment Strategist-Equities of AB

Christopher W. Marx is Senior Investment Strategist-Equities. He is responsible for overseeing the firm’s team of equity investment strategists and product managers, setting strategic priorities and goals for AB’s global Equities business, developing new products, and engaging with clients to represent market views and investment strategies of AB. Previously, Mr. Marx was a senior investment strategist and a portfolio manager of Equities, and in 2011 he cofounded the Global, International and U.S. Strategic Core Equity portfolios with Kent Hargis. He joined AB in 1997 as a research analyst covering a variety of industries both domestically and internationally, including chemicals, metals, retail and consumer staples. Mr. Marx became part of the portfolio management team at AB in 2004. Prior to joining AB, he spent six years as a consultant for Deloitte & Touche and Boston Consulting Group. He earned a B.A. in economics from Harvard University and an MBA from the Stanford Graduate School of Business.

James Russo

Portfolio Manager—US Strategic Core Equities; Senior Research Analyst—Strategic Core Equities of AB

James Russo is a Senior Vice President, Portfolio Manager for the US Strategic Core Equity strategy and Senior Research Analyst for the Strategic Core Equities investment team. Mr. Russo focuses his coverage on the technology sector, including the software, semiconductor, services and fintech industries. He has more than 20 years of experience investing in technology companies at firms including Fidelity Investments, Voya Investment Management and TimesSquare Capital Management. Mr. Russo holds a B.S. in finance and economics from Boston College and an MBA from Columbia Business School.

Acquiring Portfolio

Brett Risser, CFA, is a vice president and portfolio manager with Franklin Templeton Investment Solutions (FTIS) with the Systematic Equity team, which he joined in 2023. He has over 20 years of experience in the investment industry, having started his career in 2000. Prior to Franklin Templeton, Mr. Risser spent nearly two decades at Putnam Investments, where he served as a portfolio manager in the Global Asset Allocation (GAA) group. He was instrumental in developing the overall strategy and positioning for Putnam’s asset allocation portfolios, and managed three international strategies: long-only international equity, concentrated long/short international equity, and long/short emerging-market equity. Earlier in his career at Putnam, Mr. Risser was a quantitative analyst in the Equities group, where he developed and maintained quantitative models for equity analysis and buy/sell recommendations. Before joining Putnam, Mr. Risser worked at State Street Research & Management Company, where he served as an equity research associate and a quantitative research associate. Mr. Risser holds a Bachelor of Science degree in computer information systems from Suffolk University.

Christopher Floyd is a senior vice president and portfolio manager for Franklin Templeton Investment Solutions (FTIS). He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co-portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy and Research Committee (ISRC). Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Battery march Financial Management, which merged with QS Investors in 2014. Before Battery march, he performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank. Mr. Floyd holds a Bachelor of Arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.

Adrian H. Chan, CFA, is a senior vice president and head of systematic equity for Franklin Templeton Investment Solutions (FTIS). He is responsible for leading the team’s research efforts in systematic equity strategies and portfolio construction as well as quantitative equity portfolio management and custom equity solutions research. Most recently, Mr. Chan was the head of quantitative investments for FTIS, where he was also responsible for quantitative asset allocation and was a portfolio manager for the team’s target-date, traditional asset allocation, and multi-asset income strategies. Previously, Mr. Chan served as a portfolio manager within the Global Asset Allocation group at Putnam Investments. He joined Putnam Investments in 2003, where he held various roles including analyst, investment associate, and intern. When Putnam Investments merged with Franklin Templeton, its Global Asset Allocation group combined with FTIS. Mr. Chan holds a bachelor of arts degree in applied mathematics from Harvard University and an MBA from The Wharton School at the University of Pennsylvania. He also holds the Chartered Financial Analyst (CFA) designation.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Strategic Large Cap Core VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk

Proposal 2(d)

Reorganization of the Guardian Diversified Research VIP Fund (the “Target Portfolio”) and the SA Franklin Systematic U.S. Large Cap Core Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks capital appreciation.	The Portfolio’s investment goal is long-term capital appreciation.

Comparison of Fees and Expenses

The management fee, total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee, pro forma total annual fund operating expenses (i.e., on a gross basis) and pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio until at least April 30, 2027 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 2(a), 2(b), 2(c) and 2(d) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
75%	82%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar, with certain differences. In addition to common stocks, the Target Portfolio may invest in preferred stocks and convertible securities, which are not part of the Acquiring Portfolio’s principal investment strategies. For the Acquiring Portfolio, stock selection is based on retrospective factor scores (quality, value, momentum, and alternative) and a monthly rebalancing schedule, as compared to the Target Portfolio, which applies prospective valuation criteria. In addition, the Acquiring Portfolio applies a proprietary ESG scoring methodology to all stocks as part of its construction process, which is not a feature of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests mainly in common stocks (growth or value stocks or both) of U.S. large-capitalization companies that Putnam Investment Management, LLC, the Fund’s subadviser (the “Subadviser”), believes have favorable investment potential.

The Subadviser defines large-capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor’s 500® Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $6.64 billion to $4.24 trillion as of March 31, 2026. In addition to common stocks, the Fund may invest in preferred stocks and convertible securities.

The Fund may purchase securities of companies with stock prices that reflect a value lower than that which the Subadviser places on the company or security, as applicable. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Subadviser may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

The Portfolio seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the market capitalization range of the companies in the Index was between $17,085 million to $4.32 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.

The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.

Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Comparison of Principal Investment Risks

An Investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Active Management Risk, Sector Risk, Preferred Securities Risk, and Convertible Securities Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Affiliated Fund Rebalancing Risk, Factor-Based Investing Risk, and Securities Selection Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below:

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks
● Market Risk ● Issuer Risk ● Active Management Risk ● Equity Securities Risk ● Large-Capitalization Company Risk ● Sector Risk ● Preferred Securities Risk ● Convertible Securities Risk	● Affiliated Fund Rebalancing Risk ● Equity Securities Risk ● Issuer Risk ● Large-Cap Companies Risk ● Factor-Based Investing Risk ● Market Risk ● Securities Selection Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Affiliated and Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 21.71% (quarter ended June 30, 2020) and the lowest return for a quarter was –19.50% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 11.73%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Diversified Research VIP Fund	18.06%	14.36%	15.13%	9/1/2016
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses or taxes	17.89%	14.43%	15.03%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Russell 1000® Index (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Calendar year performance is shown only for Class 1 shares of the Acquiring Portfolio. Target Portfolio shareholders will not receive Class 1 shares in connection with the Reorganization but instead will receive Class 3 shares of the Acquiring Portfolio. Calendar year returns for Class 3 shares of the Acquiring Fund are less than calendar year returns of Class 1 shares because Class 3 shares have greater expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 16.72% (quarter ended June 30, 2020) and the lowest return for a quarter was –20.81% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 9.27%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 3 Shares)	18.02%	15.11%	15.13%	10/7/2019
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	15.93%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Putnam Investment Management, LLC (“Putnam”)	Franklin Advisers, Inc.
Portfolio Managers	Shep Perkins, CFA, has managed the Portfolio since February 25, 2019. Kathryn Lakin has managed the Portfolio since Inception (September 1, 2016).	Brett Risser, CFA, has managed the Portfolio since 2025. Chris Floyd, CFA, has managed the Portfolio since 2025. Adrian H. Chan, CFA, has managed the Portfolio since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Shep Perkins, CFA

Chief Investment Officer of Putnam

Shep Perkins is Chief Investment Officer of Putnam Investments. He is responsible for Putnam’s investment management, research, trading, and global business strategy functions. This includes oversight of Putnam’s portfolio and research teams and processes, risk and quantitative teams, client portfolio managers, thought leadership, sustainability initiatives and policies, and the strategy team. He joined Putnam in 2011 and has been in the investment industry since 1993. Previously at Putnam, Mr. Perkins served as Co-Head of Equities, was Lead Portfolio Manager of Putnam’s global equity strategies, and managed several other Putnam portfolios until 2021. Prior to joining Putnam, he was a Portfolio Manager and an Analyst at Fidelity Investments from 1997 to 2011 and an Equity Research Associate at Donaldson, Lufkin & Jenrette from 1993 to 1997. Mr. Perkins earned a B.A. in Economics from Amherst College.

Kathryn Lakin

Director of Equity Research and Portfolio Manager of Putnam

Kathryn Lakin is Director of Research and responsible for managing a team of equity analysts, covering all sectors and regions. She directs research initiatives, ensures quality of the research team’s output, guides sustainability integration within research, and facilitates collaboration between Putnam’s portfolio managers and the Putnam Research team. In addition, Ms. Lakin is a Portfolio Manager of Putnam’s Balanced and U.S. Research strategies. Based in the Boston office, she joined Putnam in 2012 and has been in the investment industry since 2008. Prior to joining Putnam, Ms. Lakin was an Equity Research Analyst from 2011 to 2012 and an Equity Research Associate from 2008 to 2011 at Fidelity Investments. Ms. Lakin earned an MBA from Yale School of Management and a B.A. from Wellesley College.

Acquiring Portfolio

Brett Risser, CFA, is a vice president and portfolio manager with Franklin Templeton Investment Solutions (FTIS) with the Systematic Equity team, which he joined in 2023. He has over 20 years of experience in the investment industry, having started his career in 2000. Prior to Franklin Templeton, Mr. Risser spent nearly two decades at Putnam Investments, where he served as a portfolio manager in the Global Asset Allocation (GAA) group. He was instrumental in developing the overall strategy and positioning for Putnam’s asset allocation portfolios, and managed three international strategies: long-only international equity, concentrated long/short international equity, and long/short emerging-market equity. Earlier in his career at Putnam, Mr. Risser was a quantitative analyst in the Equities group, where he developed and maintained quantitative models for equity analysis and buy/sell recommendations. Before joining Putnam, Mr. Risser worked at State Street Research & Management Company, where he served as an equity research associate and a quantitative research associate. Mr. Risser holds a Bachelor of Science degree in computer information systems from Suffolk University.

Christopher Floyd is a senior vice president and portfolio manager for Franklin Templeton Investment Solutions (FTIS). He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co-portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy and Research Committee (ISRC). Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Battery march Financial Management, which merged with QS Investors in 2014. Before Battery march, he performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank. Mr. Floyd holds a Bachelor of Arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.

Adrian H. Chan, CFA, is a senior vice president and head of systematic equity for Franklin Templeton Investment Solutions (FTIS). He is responsible for leading the team’s research efforts in systematic equity strategies and portfolio construction as well as quantitative equity portfolio management and custom equity solutions research. Most recently, Mr. Chan was the head of quantitative investments for FTIS, where he was also responsible for quantitative asset allocation and was a portfolio manager for the team’s target-date, traditional asset allocation, and multi-asset income strategies. Previously, Mr. Chan served as a portfolio manager within the Global Asset Allocation group at Putnam Investments. He joined Putnam Investments in 2003, where he held various roles including analyst, investment associate, and intern. When Putnam Investments merged with Franklin Templeton, its Global Asset Allocation group combined with FTIS. Mr. Chan holds a bachelor of arts degree in applied mathematics from Harvard University and an MBA from The Wharton School at the University of Pennsylvania. He also holds the Chartered Financial Analyst (CFA) designation.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk

Comparison of Fees and Expenses for Proposals 2(a), 2(b), 2(c) and 2(d)

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. Accordingly, there are combinations of Reorganizations that may occur in addition to those presented below. The pro forma columns represent two of the possibilities that may result from the vote of the shareholders: (i) shareholders approve only the Guardian Diversified Research VIP Fund Reorganization, which would result in the highest pro forma total annual fund operating expenses (both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)) of the possible Reorganizations; and (ii) shareholders approve all of the Reorganizations, which would result in the lowest pro forma total annual fund operating expenses (both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)) of the possible Reorganizations. If only certain of the Reorganizations are approved by shareholders, the pro forma total annual fund operating expenses (both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)) for the Combined Portfolio may be higher than each of the pro forma total annual fund operating expenses (both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)) for the corresponding Target Portfolio.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual
	Target Portfolio				Acquiring Portfolio
	Guardian Integrated Research VIP Fund	Guardian All Cap Core VIP Fund	Guardian Strategic Large Cap Core VIP Fund	Guardian Diversified Research VIP Fund	SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 3 Shares)
Management Fees	0.48%	0.44%	0.55%	0.60%	0.48%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.14%	0.13%	0.19%	0.06%

Total Annual Fund Operating Expenses	0.86%	0.83%	0.93%	1.04%	0.79%
Fee Waiver and/or Expense Reimbursement	-0.02%[1,2]	None	-0.02%[1,2]	-0.11%[1,2]	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84%[1,2]	0.83%	0.91%[1,2]	0.93%[1,2]	0.79%

[1]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Portfolio to the extent necessary to limit the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.84%, 0.91%, and 0.93% of the Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses), respectively, for the Guardian Integrated Research VIP Fund, Guardian Strategic Large Cap Core VIP Fund, and Guardian Diversified Research VIP Fund . The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expense after Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

	Pro Forma
	Combined Portfolio (assuming reorganization of only Guardian Diversified Research VIP Fund) (Class 3 Shares)	Combined Portfolio (assuming reorganization of all Target Portfolios) (Class 3 Shares)
Management Fees	0.48%	0.45%
Distribution and Service (12b-1 Fees)	0.25%	0.25%
Other Expenses	0.05%	0.02%
Total Annual Fund Operating Expenses	0.78%	0.72%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%	0.72%

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first year for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. Accordingly, there are combinations of Reorganizations that may occur in addition to those presented below. The pro forma rows represent two of the possibilities that may result from the vote of the shareholders: (i) shareholders approve only the Guardian Diversified Research VIP Reorganization, which would result in the highest pro forma expense example of the possible Reorganizations; and (ii) shareholders approve all of the Reorganizations, which would result in the lowest pro forma expense example of the possible Reorganizations. If only certain of the Reorganizations are approved by shareholders, the pro forma expense example for the Combined Portfolio may be higher than the expenses for the corresponding Target Portfolio.

		1 Year	3 Years	5 Years	10 Years
Target Portfolio	Guardian Integrated Research VIP Fund	$86	$272	$475	$1,059
	Guardian All Cap Core VIP Fund	$85	$265	$460	$1,025
	Guardian Strategic Large Cap Core VIP Fund	$93	$294	$513	$1,141
	Guardian Diversified Research VIP Fund	$95	$320	$563	$1,261
Acquiring Portfolio (Class 3)	SA Franklin Systematic U.S. Large Cap Core Portfolio	$81	$252	$439	$978
Pro Forma Combined Portfolio (assuming reorganization of only Guardian Diversified Research VIP Fund) (Class 3)		$80	$249	$433	$966
Pro Forma Combined Portfolio (assuming reorganization of all Target Portfolios) (Class 3)		$74	$230	$401	$894

APPENDIX C

Proposal 3

Reorganization of the Guardian International Equity VIP Fund (the “Target Portfolio”) and the SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio) (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar as shown below. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective

The Fund seeks long-term capital appreciation.	The Portfolio’s investment goal is long-term capital appreciation.

Comparison of Fees and Expenses

The management fee and total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) for the Acquiring Portfolio (Class 3 Shares) are greater than that of the Target Portfolio, while the total annual fund operating expenses (i.e., on a gross basis) of the Acquiring Portfolio (Class 3 Shares) are the same as those of the Target Portfolio. Following the Reorganization, as shown below, the management fee of the Combined Portfolio (Class 3 Shares) will be greater than that of the Target Portfolio, while the pro forma total annual fund operating expenses (i.e., on a gross basis) and the pro forma total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) are each expected to be less than those of the Target Portfolio.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio (Class 3 Shares)	Combined Portfolio (Class 3 Shares)
Management Fees	0.77%	0.84%	0.82%

Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.16%	0.09%	0.07%
Total Annual Fund Operating Expenses	1.18%	1.18%	1.14%
Fee Waiver and/or Expense Reimbursement	-0.07%[1,2]	-0.06%[3]	-0.03%[4]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%[1,2]	1.12%[3]	1.11%[4]

[1]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Target Portfolio to the extent necessary to limit the Target Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.11% of the Target Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expense after Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

[3]

Pursuant to Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Acquiring Portfolio so that the advisory fee rate payable by the Acquiring Portfolio to SunAmerica is equal to 0.79% of the Acquiring Portfolio’s average daily net assets on the first $250 million, 0.74% of the Acquiring Portfolio’s average daily net assets on the next $250 million, and 0.69% of the Acquiring Portfolio’s average daily net assets over $500 million. SunAmerica may not recoup any advisory fees waived with respect to the Acquiring Portfolio pursuant to Master Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

[4]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares of the Combined Portfolio exceed 1.11% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$113	$368	$642	$1,426
Acquiring Portfolio (Class 3)	$114	$369	$643	$1,426
Pro Forma Combined Portfolio (Class 3)	$113	$356	$622	$1,381

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover

33%	56%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are different, although both Portfolios invest primarily in foreign equity securities of developed-market large-and mid-capitalization companies. The Target Portfolio pursues a fundamental, qualitative approach to international equity investing. The Subadvisers for the Target Portfolio select companies they believe to be undervalued or to have growth potential based on certain factors, investing in established companies in economically developed countries with up to 15% of assets in emerging market companies. The Target Portfolio also integrates environmental, social and governance (“ESG”) factors into its selection process, which is not a feature of the Acquiring Portfolio’s principal investment strategies. The Subadviser for the Acquiring Portfolio employs a quantitative, model-driven optimization process using proprietary return forecast models — which incorporate macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods (including large language models), sentiment analysis, and factor and thematic insights — to identify mispriced securities. The Acquiring Portfolio also employs currency hedging and active currency trading strategies and makes extensive use of derivatives (including options, futures, swaps, contracts for difference, and forward currency contracts).

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants of companies. The Fund invests principally in common stocks of large- and mid-capitalization foreign companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East (“EAFE®”) Index (the “Index”) at the time of purchase. Schroder Investment Management North America Inc., the Fund’s subadviser (“SIMNA”), and Schroder Investment Management North America Limited, the Fund’s sub-subadviser (“SIMNA Ltd.”) (collectively, the “Subadvisers”) select investments for the Fund that they believe are undervalued or have the potential for growth based on their earnings, cash flow, or asset values. Although expected to change frequently, the market capitalization range of the Index was approximately $3.4 billion to $1.4 trillion as of March 31, 2026. The Subadvisers will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadvisers look for established companies in economically developed countries and may invest up to 15% of the Fund’s assets in securities of companies whose principal business activities are located in emerging market countries. The Subadvisers generally consider the countries included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country. The Subadvisers typically may sell investments when they believe that they no longer offer attractive future returns compared with other investment opportunities or they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value. In addition, the Subadvisers incorporate environmental, social and governance (“ESG”) factors into their investment process. The Subadvisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important

Under normal circumstances, the Portfolio seeks to invest at least 80% of its net assets in non-U.S. equity securities of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index (the “Index”) and derivatives that are tied economically to securities of the Index. Investments in derivatives are counted toward the Portfolio’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index is comprised of large- and mid-cap developed market equities. Equity securities include common stock and preferred stock. The Portfolio primarily seeks to purchase common stock and may also invest in preferred stock and convertible securities (including, without limitation, convertible preferred stock, convertible debt securities, and other instruments with equity conversion features). From time to time, the Portfolio may invest in shares of companies through “new issues” or initial public offerings. The Portfolio will invest in securities of non-U.S. issuers. While these investments may be valued in U.S. dollars, they will generally be valued in foreign currencies. When investments are held in foreign currencies, the Portfolio may use hedging strategies to reduce the risk of currency fluctuations, although it is not required to do so. In addition, the Portfolio may enter into currency transactions as a strategy to increase the Portfolio’s overall return. The Portfolio may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Portfolio effectively, the Portfolio may buy and sell financial futures contracts or options on such contracts. The subadviser seeks to pursue the Portfolio’s investment goal by investing in international securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control the additional risk created by these equities so that the Portfolio’s overall risk profile remains consistent with its benchmark. The subadviser in their assessment of a company’s risk and potential for profitability.

then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The subadviser has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The subadviser may engage in active and frequent trading of the Portfolio’s investments to achieve the Portfolio’s investment goal. The subadviser’s investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and measures of whether a security is over- or under-valued.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Growth Investment Style Risk, Value Investment Style Risk, Emerging Markets Risk, Geographic Focus Risk, and Warrants Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Foreign Investment Risk, Initial Public Offering (“IPO”) Risk, Derivatives Risk, Options Risk, Futures Risk, Swaps Risk, Forward Currency Contracts Risk, Counterparty Risk, Leverage Risk, Hedging Risk, Model Risk and Affiliated Fund Rebalancing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

•

Market Risk

•

Issuer Risk

•

Active Management Risk

•

Growth Investment Style Risk

•

Value Investment Style Risk

•

Equity Securities Risk

•

Emerging Markets Risk

•

Foreign Investment and Currency Risk

•

Geographic Focus Risk

•

Large-Capitalization Company Risk

•

Mid-Capitalization Company Risk

•

Preferred Securities Risk

•

Convertible Securities Risk

•

Warrants Risk

•

Foreign Investment Risk

•

Equity Securities Risk

•

Preferred Stock Risk

•

IPO Risk

•

Derivatives Risk

•

Options Risk

•

Futures Risk

•

Swaps Risk

•

Forward Currency Contracts Risk

•

Counterparty Risk

•

Leverage Risk

•

Hedging Risk

•

Foreign Currency Risk

•

Convertible Securities Risk

•

Large-Cap Companies Risk

•

Mid-Cap Companies Risk

•

Issuer Risk

•

Model Risk

•

Management Risk

•

Market Risk

•

Active Trading Risk

•

Affiliated Fund Rebalancing Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Initial Public Offering (“IPO”) Risk. The Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.

Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.

Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Depending on their structure, swap agreements may increase or decrease the Portfolio’s exposure to the risks associated with these underlying investments or instruments. Swap agreements may also involve counterparty credit risk, which is the risk that the other party to the swap may fail to meet its payment obligations. Certain swap transactions are required to be centrally cleared through a regulated clearinghouse. Although central clearing is designed to reduce counterparty credit risk, it may not eliminate it entirely, and the Portfolio will bear the risk that the clearinghouse may be unable to perform its obligations.

Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults, the creditworthiness of the issuer, and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Convertible preferred stock and other hybrid instruments may also be subject to the risk of dividend suspension or reduction, and may be subordinated to the issuer’s debt obligations. Certain convertible securities may be subject to mandatory or contingent conversion provisions, which could result in conversion at a time or price unfavorable to the Portfolio. Additionally, an issuer may have the right to buy back or redeem the securities at a time unfavorable to the Portfolio.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, changing sources of market returns, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to uses of artificial intelligence and machine learning and other technological issues). Models depend heavily on the accuracy and reliability of historical data that is supplied by third parties or other external sources, and such data may be stale, missing, or unavailable. When a model or data used in managing the Portfolio contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the Portfolio may realize losses. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Target Portfolio replaced its subadviser and modified its principal investment strategies as of February 17, 2022. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Target Portfolio’s prior subadviser and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 19.14% (quarter ended December 31, 2022) and the lowest return for a quarter was –23.54% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 7.40%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception 9/1/16
Guardian International Equity VIP Fund	27.11%	5.79%	6.14%
MSCI EAFE® Index	31.25%	8.93%	8.68%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the MSCI EAFE® Index (net) (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. The Acquiring Portfolio’s returns prior to April 30, 2026, as reflected in the bar chart and table, are the returns of the Acquiring Portfolio when it followed different investment strategies under the name “SA Morgan Stanley International Equities Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

BlackRock Investment Management, LLC (“BlackRock”) assumed subadvisory duties of the Acquiring Portfolio on April 30, 2026. Prior to April 30, 2026, Morgan Stanley Investment Management Inc. subadvised the Acquiring Portfolio, and Morgan Stanley Investment Management Limited served as sub-subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.44% (quarter ended December 31, 2022) and the lowest return for a quarter was –19.96% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 8.00%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	10 Year
SA BlackRock Advantage International Portfolio (Class 1 Shares)	21.24%	5.49%	6.36%
SA BlackRock Advantage International Portfolio (Class 2 Shares)	21.14%	5.33%	6.20%
SA BlackRock Advantage International Portfolio (Class 3 Shares)	20.99%	5.23%	6.11%
MSCI EAFE® Index (net)	31.22%	8.92%	8.18%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Schroder Investment Management North America Inc. (“Schroders”) (subadviser) and Schroder	BlackRock Investment Management, LLC

Investment Management North America Limited (sub-subadviser)
Portfolio Managers	Simon Webber, CFA, has managed the Portfolio since February 17, 2022. James Gautrey, CFA, has managed the Portfolio since February 17, 2022.	Raffaele Savi has managed the Portfolio since 2026. Kevin Franklin has managed the Portfolio since 2026. Richard Mathieson, CA, has managed the Portfolio since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Simon Webber, CFA

Portfolio Manager of Schroders

Simon Webber joined Schroders in 1999, initially as a research analyst in the Global Technology Team. In 2001 he became a portfolio manager on the U.S. Desk, specializing in technology and industrials. In 2002 he assumed analytical responsibilities for the U.S. telecoms, media and software sectors. In 2004 Mr. Webber joined the Global and International Equities Team as a Global Sector Specialist and has covered multiple sectors including utilities, autos, telecoms, and consumer discretionary. He became a portfolio manager for EAFE mandates in 2009 and has managed the Global Climate Change strategy since its launch in 2007. Mr. Webber is a CFA charterholder. He holds a degree in Physics (Hons) from the University of Manchester.

James Gautrey, CFA

Portfolio Manager of Schroders

James Gautrey joined the graduate program at Schroders in 2001 working with senior management and client directors. From 2002 he worked as a Pan European research analyst covering technology, telecoms and support services. In 2006 he moved to the Global and International Equities team becoming a Global Sector Specialist for the technology sector, having previously also covered telecoms and autos. In 2014 Mr. Gautrey assumed Portfolio Management responsibilities for a number of the team’s International Equity portfolios. Mr. Gautrey is a CFA charterholder. He holds a BSc in Economics from University College London.

Acquiring Portfolio

Mr. Savi is a member of BlackRock’s Global Executive Committee and its Investment Sub Committee, Talent Sub Committee, and Aladdin & Technology Sub Committee. Additionally, he is the GEC Executive Sponsor for BlackRock’s Interfaith, Culture and Allies Network. As head of BSYS, Mr. Savi leads the firm’s quantitative investing teams, including fixed income, equity and factor strategies. In 2006, Mr. Savi joined Barclay’s Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Savi earned a degree in electronic engineering from the University of Rome in 1997.

Mr. Franklin, Managing Director, is a member of BlackRock’s Systematic Active Equity Investment Group. He is responsible for BlackRock’s Global Equity Strategies. Mr. Franklin rejoined BlackRock in 2010, building on five prior years of service with BGI. Mr. Franklin earned a BS degree in applied physics and history from the California Institute of Technology in 2000.

Mr. Mathieson, Managing Director, is a member of BlackRock’s Systematic Active Equity Investment Group. He is a portfolio manager responsible for global equity strategies. Prior to this, he led the Investment Strategy team in EMEA for Systematic Active Equity. Mr. Mathieson’s service with BlackRock dates back to 2002, including his years with

BGI. Mr. Mathieson qualified as a Chartered Accountant with PricewaterhouseCoopers in 2000, and holds a Bachelor of Accountancy from the University of Glasgow.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian International Equity VIP Fund	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

●

Cybersecurity and Artificial Intelligence Risk

●

Depositary Receipts Risk

●

Emerging Markets Risk

●

Equity Securities Risk - Warrants and Rights Risk

●

Exchange-Traded Funds Risk

●

Illiquidity Risk

●

Investment Company Risk

●

Operational Risk

●

Real Estate Investment Trusts Risk

●

Repurchase Agreement Risk

●

Restricted Securities Risk

●

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk

APPENDIX D

Proposal 4

Reorganization of the Guardian Balanced Allocation VIP Fund (the “Target Portfolio”) and the SA Index Allocation 60/40 Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	The Portfolio’s investment goals are growth of capital and, secondarily, current income.

Comparison of Fees and Expenses

The management fee, total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee and pro forma total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio and pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) are expected to be less than those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Actual		Pro Forma
Target Portfolio	Acquiring Portfolio (Class 3 Shares)	Combined Portfolio (Class 3 Shares)

Management Fees	0.48%	0.10%	0.10%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.18%	0.04%	0.03%
Acquired Fund Fees	None	0.32%[1]	0.32%[1]
Total Annual Fund Operating Expenses	0.91%	0.71%[1]	0.70%[1]

[1]

The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$93	$290	$504	$1,120
Acquiring Portfolio (Class 3)	$73	$227	$395	$883
Pro Forma Combined Portfolio (Class 3)	$72	$224	$390	$871

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
137%	8%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are different in several material respects, although both Portfolios seek to provide a blended exposure to equity and fixed income securities. The Target

Portfolio is an actively managed balanced fund; its Subadviser makes active allocation decisions between equity and fixed income and selects individual securities using fundamental bottom-up analysis within a 60-70% equity / 30-40% fixed income framework. Unlike the Target Portfolio, the Acquiring Portfolio employs a fund-of-funds structure that invests in passively managed index funds, with the composition of Underlying Portfolios expected to fluctuate over time. The Acquiring Portfolio does not select individual securities; instead, it allocates among index funds tracking designated indices. The Acquiring Portfolio’s current fixed target allocation is approximately 62% to Underlying Equity Portfolios and 38% to Underlying Fixed Income Portfolios, as set on January 31, 2026, although these target allocations may fluctuate over time.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Wellington Management Company LLP, the Fund’s subadviser (the “Subadviser”), seeks to achieve the Fund’s objective by investing primarily in a diversified portfolio of equity investments and investment grade fixed income and other debt investments. Under normal circumstances, the Subadviser anticipates that approximately 60-70% of the Fund’s assets will be allocated to equity investments and 30-40% of the Fund’s assets will be allocated to fixed income and other debt investments. The Fund’s assets are allocated among these asset classes based on the Subadviser’s assessment of the relative risks and returns of each asset class.

The Fund’s equity strategy seeks to provide long-term total returns by investing primarily in common stocks and other equity securities of U.S. large-capitalization companies and, to a lesser extent, U.S. mid-capitalization companies and foreign companies. The Fund may also invest in exchange-traded funds (“ETFs”). The Subadviser will allocate the Fund’s assets in the equity strategy across a variety of industries, selecting companies in each industry based on the research of the Sub-adviser’s team of global industry analysts. The Fund will typically seek to maintain representation in each major industry represented by broad-based, large-capitalization U.S. equity indices. The Subadviser may invest up to 15% of the Fund’s net assets allocated to the equity strategy in securities of foreign issuers and non-dollar denominated securities.

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser.

Under normal circumstances, the Portfolio will seek to allocate 60% of its assets (with a range of 50% to 70%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.

The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026, to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.

In analyzing a prospective investment for the Fund’s equity strategy, the Subadviser employs a “bottom-up” approach, using fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the Subadviser’s assessment

	Underlying Portfolio	% of Total Portfolio
	Equity	62.00%

of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

The Fund’s fixed income strategy seeks to provide long-term total returns by investing primarily in a broad range of high quality U.S. fixed income securities (typically rated AA- or better by S&P Global (Ratings) (“S&P”) or Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”)). The Fund’s fixed income investments primarily include U.S. government and agency securities, mortgage-backed and other asset-backed securities, taxable municipal bonds, and investment-grade U.S. dollar denominated corporate and sovereign debt securities. The Subadviser will not invest the Fund’s assets in securities rated below investment grade at the time of purchase or securities denominated in foreign currencies. The Subadviser may invest in fixed income-related derivatives, including, but not limited to futures contracts, forward transactions, options and swap agreements.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

SA Large Cap Index Portfolio	41.90%
SA Mid Cap Index Portfolio	5.10%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	10.00%
Fixed Income	38.00%
SA Fixed Income Intermediate Index Portfolio	19.00%
SA Fixed Income Index Portfolio	19.00%

The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Active Management Risk, Mortgage-Backed and Other Asset-Backed Securities Risk, Municipal Obligations Risk, Counterparty Risk, Derivatives Risk, U.S. Government Securities Risk, Forwards and Futures Contracts Risk, Options Risk, Swaps Risk, and Sovereign Debt Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Asset Allocation Risk, Bonds Risk, Indexing Risk, Fund-of-Funds Risk, Underlying Portfolios Risk, and Affiliated Portfolio Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

•

Market Risk

•

Issuer Risk

•

Active Management Risk

•

Equity Securities Risk

•

Large-Capitalization Company Risk

•

Credit Risk

•

Interest Rate Risk

•

Mortgage-Backed and Other Asset-Backed Securities Risk

•

Municipal Obligations Risk

•

Counterparty Risk

•

Derivatives Risk

•

U.S. Government Securities Risk

•

Mid-Capitalization Company Risk

•

Foreign Investment and Currency Risk

•

Forwards and Futures Contracts Risk

•

Options Risk

•

Other Investment Companies Risk

•

Portfolio Turnover Risk

•

Sovereign Debt Risk

•

Swaps Risk

•

Asset Allocation Risk

•

Equity Securities Risk

•

Large-Cap Companies Risk

•

Small- and Medium-Sized Companies Risk

•

Foreign Investment Risk

•

Foreign Currency Risk

•

Bonds Risk

•

Credit Risk

•

Interest Rate Risk

•

Management Risk

•

Issuer Risk

•

Market Risk

•

Indexing Risk

•

Fund-of-Funds Risk

•

Underlying Portfolios Risk

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Affiliated Portfolio Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.

Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.

Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.

Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Federal Reserve has recently begun to raise the federal funds rate to address rising inflation. As interest rates rise from historically low levels, the Underlying Portfolios may face heightened interest rate risk. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.

Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

Underlying Portfolios Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.

Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and additional indexes. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 10.51% (quarter ended December 31, 2023) and the lowest return for a quarter was –4.56% (quarter ended September 30, 2022). The year-to-date calendar return as of June 30, 2026 was 6.00%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date
Guardian Balanced Allocation VIP Fund	12.92%	10.31%	5/2/2022
S&P 500® (65%) / Bloomberg US Aggregate Bond Index (35%) (reflects no deduction for fees, expenses or taxes)	17.89%	16.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	14.24%	11.61%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.31%	2.85%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 40% S&P 500® Index, 5% S&P MidCap 400® Index, 5% Russell 2000® Index, 10% MSCI EAFE® Index (net), 20% Bloomberg U.S. Government/Credit Index and 20% Bloomberg Intermediate U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 12.84% (quarter ended June 30, 2020) and the lowest return for a quarter was –11.90% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 7.06%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
SA Index Allocation 60/40 Portfolio (Class 1 Shares)	13.36%	7.26%	8.44%	2/6/2017

SA Index Allocation 60/40 Portfolio (Class 3 Shares)	13.13%	6.99%	8.17%	2/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.97%
SA Idx Alloc 60/40 Blended Index	14.04%	7.59%	8.83%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser and portfolio management team than the Target Portfolio. The Acquiring Portfolio does not employ a sub-adviser; SunAmerica Asset Management, LLC manages the fund-of-funds asset allocation directly as the investment adviser. The details are shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Wellington Management Company LLP (“Wellington”)	None — SunAmerica Asset Management, LLC manages the fund-of-funds asset allocation directly as investment adviser. Individual Underlying Portfolios have their own sub-advisers.
Portfolio Managers

Loren L. Moran, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager. Managed Fund since Inception (May 1, 2022).

Mary L. Pryshlak, CFA, Senior Managing Director, Partner, and Head of Investment Research. Managed Fund since Inception (May 1, 2022).

Jonathan G. White, CFA, Managing Director and Director, Research Portfolios. Managed Fund since Inception (May 1, 2022).

Manisha Singh, CFA, Co-Portfolio Manager. Managed the Fund since 2017. Robert Wu, CFA, Co-Portfolio Manager. Managed the Fund since 2021.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Loren L. Moran, CFA

Senior Managing Director, Partner, and Fixed Income Portfolio Manager of Wellington

Loren Moran is a portfolio manager responsible for managing investment-grade fixed income portfolios, primarily for mutual funds. She focuses on the corporate credit sector. Prior to joining Wellington in 2014, Loren was a corporate bond portfolio manager and investment-grade corporate trader at Goldman Sachs Asset Management (2010-2014). She previously worked as a portfolio manager and research analyst at Progressive Capital Management (2006-2010). She began her career in interest-rate sales at Lehman Brothers (2001-2006). Ms. Moran received her B.S. in foreign languages with a major in Mandarin Chinese from Georgetown University (2001). Additionally, she holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Mary L. Pryshlak, CFA

Senior Managing Director, Partner, and Head of Investment Research of Wellington

Mary Pryshlak is the head of Investment Research at Wellington, an investment group comprised of Wellington’s core fundamental investment research teams spanning equity; credit; macro; technical; sustainable; and environmental, social, and corporate governance (ESG). In this role, she oversees the department and focuses on ensuring that attracting, retaining and motivating world-class securities analysts and investment talent; provide them with the resources, support, and ongoing feedback needed to excel; and undertake our work with a fiduciary mind-set and collaborative spirit in order to make informed investment decisions on behalf of Wellington’s clients. Mary leads a management team responsible for more than 100 professionals who directly manage client assets, conduct in-depth research, and provide investment recommendations for portfolio managers and analysts across the firm. She is a member of Wellington’s Compensation Committee, Equity Review Group, Hedge Fund Review Group, and Investment Platform Governance Committee and also serves on the New Partner Advisory Committee. Prior to being named head of Investment Research, Mary was the director of Global Industry Research and previously spent 13 years as a global industry analyst covering property & casualty insurance stocks. Prior to joining Wellington in 2004, she was an equity analyst covering financial services at The Boston Company (2001-2003). Before that, she worked as an analyst at State Street Global Advisors (1995-2001) and held positions at Aeltus Investment Management Company (1994) and Spears Benzak Saloman and Farrell (1993-1994). Mary received her B.A. in economics and French from Rutgers College (1993). She also holds the Chartered Financial Analyst designation and is a member of the Association of Insurance and Financial Analysts (AIFA), the CFA Institute, and the CFA Society Boston.

Jonathan G. White, CFA

Managing Director and Director, Research Portfolios of Wellington

Jonathan White is the director of research portfolios for Investment Research at Wellington. In his role, he is responsible for broad oversight of the firm’s suite of diversified and sector analyst-managed investment approaches, including risk management and implementation, and acts as a representative for these products with clients and prospects. He also manages Wellington’s customized research approaches, including Research Value, Global Islamic Research Equity, and Global Research Equity High Dividend Yield, and is a member of the Global Perspectives investment team. Prior to his current position, Mr. White was manager of equity portfolio coordination for the firm. Before joining Wellington in 1999, he spent several years at Putnam Investments, serving as portfolio coordinator for the Emerging Markets Equity Department; manager for Pricing Operations; and supervisor, senior fund accountant, and fund accountant for Mutual Fund Accounting Operations (1994-1999). Mr. White received his MBA, magna cum laude, from Babson College (Olin, 2002) and his B.B.A. in finance, cum laude, from the University of Massachusetts (1994). Additionally, he holds the Chartered Financial Analyst designation.

Acquiring Portfolio

Ms. Singh joined SunAmerica in June 2017 as Co-Portfolio Manager for the asset allocation fund-of-funds. Prior to joining SunAmerica, Ms. Singh served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. She joined Ameriprise in 2008, where she served as a portfolio manager for a suite of portfolios (discretionary wrap accounts), and a senior manager research analyst for unaffiliated mutual funds, exchange traded funds and separately managed accounts.

Mr. Wu joined SunAmerica in 2011, serving as Director of Manager Research and AVP Investments before his current role as Portfolio Manager in the Asset Allocation Team. Prior to joining SunAmerica, Mr. Wu worked at Bjurman, Barry & Associates for over 11 years, where he served as Portfolio Manager and Senior Research Analyst managing growth equity portfolios.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Balanced Allocation VIP Fund	SA Index Allocation 60/40 Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

• Counterparty Risk • Cybersecurity and Artificial Intelligence Risk • Derivatives Risk • Exchange-Traded Funds Risk • Leverage Risk • Money Market Securities Risk • Operational Risk

APPENDIX E

Proposal 5(a)

Reorganization of the Guardian Total Return Bond VIP Fund (the “Target Portfolio”) and the SA JPMorgan MFS Core Bond Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, with both seeking total return, although the Target Portfolio’s objective places an emphasis on high current income, which the Acquiring Portfolio’s investment objective does not. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks total return with an emphasis on high current income as well as capital appreciation.	The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.

Comparison of Fees and Expenses

The management fee and total annual fund operating expenses (i.e., on a gross basis) are greater for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. The total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee and pro forma total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio (Class 3 Shares) will be greater than those of the Target Portfolio and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than that of the Target Portfolio until at least April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 5(a) and 5(b) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
107%	33%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are materially different, although both Portfolios invest primarily in fixed income securities and seek total return. The Target Portfolio is a broad, multi-sector fixed income portfolio, and its subadviser employs an active, bottom-up investment approach, while also incorporating top-down analysis. The Target Portfolio invests primarily in investment-grade fixed income, but may invest up to 35% of its net assets in below-investment-grade securities (commonly known as “high-yield” securities or “junk” bonds), including CLO tranches of any rating. The Target Portfolio’s principal investment strategies may include the use of derivatives for any investment purpose, including return enhancement.

The Acquiring Portfolio is a core investment-grade bond fund managed by two independent subadvisers, with each subadviser managing a distinct sleeve of the Acquiring Portfolio under a unified investment mandate. One Subadviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), manages its sleeve through a value-oriented, bottom-up security selection approach focused on identifying inefficiently priced securities. The other Subadviser, Massachusetts Financial Services Company (“MFS”), manages its sleeve through an active fundamental bottom-up approach using criteria similar to those employed in the Target Portfolio, but applied within a more constrained quality mandate. MFS may also consider ESG factors in its analysis — a consideration that is not a feature of the Target Portfolio’s investment process.

The Acquiring Portfolio is primarily investment-grade and limits high-yield exposure to 15% of total assets. The Acquiring Portfolio does not invest in CLO tranches as a principal investment strategy and limits sub-prime mortgage-related securities to 10% of assets at the time of purchase.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. Massachusetts Financial Services Company (“MFS®”) (the “Subadviser”) invests the Fund’s assets primarily in a broad range of fixed income investments; corporate debt securities, including below investment-grade or high-yield investments; mortgage-backed and other asset-backed securities, including commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”); loans; securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises; and securities issued or guaranteed by a foreign government, its agencies or instrumentalities, including debt securities issued by emerging market countries. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. The Fund’s CLO investments may include CLO tranches of any rating. The Fund also may invest in fixed income investments issued by foreign entities, denominated in U.S. dollars and other currencies. The Subadviser allocates the Fund’s assets across these categories with a view towards broad diversification across and within these categories.

The Fund may invest in securities of any quality, and may invest up to 35% of its net assets, at the time of purchase, in below investment grade quality debt

The Portfolio seeks to achieve its investment goal by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg U.S. Aggregate Bond Index, as calculated by the respective subadviser.

Bonds, for purposes of satisfying the 80% investment requirement, include:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or “indexed” securities and event-linked bonds;

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loan participations and assignments;

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bank capital and trust preferred stocks;

instruments (commonly referred to as “high-yield” or “junk bonds”).

The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced (“TBA”) market.

The Subadviser normally invests the Fund’s assets across different industries, sectors, countries, and geographic regions, but the Subadviser may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region. The Subadviser may invest a significant percentage of the Fund’s assets in a single issuer or a small number of issuers.

The Subadviser may use derivatives for any investment purpose. The Fund may use derivative instruments including, but not limited to, futures contracts, options, swaps, and forward contracts. To the extent the Subadviser uses derivatives, the Subadviser expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

The Subadviser uses an active bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuers management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the Fund, the Subadviser also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers’ acceptances;

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repurchase agreements and reverse repurchase agreements;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

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obligations of international agencies or supranational entities;

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municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies; and

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debt securities purchased or sold on a when-issued, delayed delivery, or forward commitment basis, where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to be announced (TBA) market.

In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the bonds mentioned above.

Investment Selection

The Portfolio is multi-managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”).

JPMorgan focuses on adding alpha primarily through a value-oriented approach that seeks to identify inefficiently priced securities. By design, JPMorgan focuses on a bottom-up security selection-based approach to generate the majority of the potential excess return. While overall portfolio duration and yield curve decisions are important, they are de-emphasized in the process. The team’s focus is on identifying securities that are believed to be undervalued. To find undervalued securities, JPMorgan believes that one should focus on the most inefficient parts of the market. This belief has led to a historical bias toward AAA-rated CMOs within the mortgage-backed sector and higher-rated corporate credits within the credit sector. With a bottom-up focus, turnover tends to be low and duration is typically managed within +/-10% of the benchmark’s duration.

MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the portion of the Portfolio subadvised by MFS, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Portfolio Investment Policies

The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in securities rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative.

The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Portfolio may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity related securities.

While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, the subadvisers expect to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives include options, futures contracts, forward contracts, and swap agreements.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio expects to invest no more than 10% of its assets in sub-prime mortgage related securities at the time of purchase.

The Portfolio may also engage in frequent trading of portfolio securities to achieve its investment goal.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers High-Yield Fixed Income Investment Risk, Collateralized Loan Obligation Risk, When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk, Forward and Futures Contracts Risk, Geographic Focus Risk, and Portfolio Turnover Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Junk Bonds Risk, Preferred Stock Risk, Municipal Securities Risk, Extension Risk, and Value Investing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

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Market Risk

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Issuer Risk

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Active Management Risk

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Credit Risk

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Interest Rate Risk

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Mortgage-Backed and Other Asset-Backed Securities Risk

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High-Yield Fixed Income Investment Risk

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Collateralized Loan Obligation Risk

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When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk

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Bonds Risk

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When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk

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Foreign Investment Risk

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Emerging Markets Risk

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Interest Rate Risk

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Junk Bonds Risk

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Equity Securities Risk

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Convertible Securities Risk

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Preferred Stock Risk

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Credit Risk

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Counterparty Risk

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Derivatives Risk

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Sector Risk

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Emerging Markets Risk

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Foreign Investment and Currency Risk

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Forwards and Futures Contracts Risk

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Geographic Focus Risk

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Liquidity and Valuation Risk

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Loan Risk

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Sovereign Debt Risk

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Options Risk

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Swaps Risk

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U.S. Government Securities Risk

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Portfolio Turnover Risk

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Value Investing Risk

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Derivatives Risk

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Counterparty Risk

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Hedging Risk

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Foreign Currency Risk

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Issuer Risk

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Management Risk

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Leverage Risk

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Market Risk

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Mortgage- and Asset-Backed Securities Risk

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Loan Participations and Assignments Risk

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Prepayment Risk

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Insurer Risk

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Extension Risk

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U.S. Government Obligations Risk

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Roll Transactions Risk

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ESG Investment Risk

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Sub-Prime Debt Securities Risk

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Municipal Securities Risk

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Active Trading Risk

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Affiliated Fund Rebalancing Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics).

Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. Certain derivatives have the potential for unlimited losses. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.

Loan Participations and Assignments Risk. The lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

Insurer Risk. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. To the extent the Portfolio holds insured securities, a change in the credit rating of any one or more of the insurers that insure the securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. The Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. Certain of the insurance companies that provide insurance for these securities provide insurance for subprime securities. If the value of these securities declines and/or the issuer defaults, such events increase an insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk of lower valuations and possible loss.

Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Roll Transactions Risk. Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.

Sub-Prime Debt Securities Risk. The issuer of a sub-prime debt security may default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime debt instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Target Portfolio engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Target Portfolio’s prior manager and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended December 31, 2023) and the lowest return for a quarter was –6.00% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 0.88%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Total Return Bond VIP Fund	6.87%	-0.82%	0.43%	10/21/2019
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes	7.31%	-0.36%	0.96%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Calendar year performance is shown only for Class 1 shares of the Acquiring Portfolio. Target Portfolio shareholders will not receive Class 1 shares in connection with the Reorganization but instead will receive Class 3 shares of the Acquiring Portfolio. Calendar year returns for Class 3 shares of the Acquiring Fund are less than calendar year returns of Class 1 shares because Class 3 shares have greater expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Effective January 20, 2015, JPMorgan and MFS replaced Pacific Investment Management Company, LLC (“PIMCO”) as subadvisers to the Acquiring Portfolio. As of January 31, 2026, JPMorgan and MFS each managed approximately one-half of the Acquiring Portfolio’s assets. The percentage of the Acquiring Portfolio’s assets that each subadviser manages may, at the adviser’s discretion, change from time to time.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.82% (quarter ended December 31, 2023) and the lowest return for a quarter was –5.59% (quarter ended March 31, 2022). The year-to-date calendar return as of June 30, 2026 was 0.73%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA JPMorgan MFS Core Bond Portfolio (Class 3 Shares)	6.98%	-0.17%	2.19%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, the same and a different sub-adviser and portfolio management team than the Target Portfolio (other than certain portfolio managers of the Target Portfolio who are also portfolio managers of the Acquiring Portfolio), as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Advisers	Massachusetts Financial Services Company (“MFS”)	J.P. Morgan Investment Management Inc. (“JPMorgan”); Massachusetts Financial Services Company
Portfolio Managers

Joshua P. Marston has managed the Portfolio since March 3, 2025.

Neeraj Arora has managed the Portfolio since March 3, 2025.

Philipp Burgener has managed the Portfolio since March 3, 2025.

David Cole has managed the Portfolio since March 3, 2025.

Alexander Mackey has managed the Portfolio since March 3, 2025.

Michael Skatrud has managed the Portfolio since March 3, 2025.

JPMorgan

Richard Figuly has managed the Portfolio since 2016.

Justin Rucker has managed the Portfolio since 2019.

Andy Melchiorre has managed the Portfolio since 2024.

Edward Fitzpatrick III has managed the Portfolio since 2024.

MFS

Joshua P. Marston has managed the Portfolio since 2015.

Alexander M. Mackey has managed the Portfolio since 2019.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Joshua Marston

Investment Officer, Lead Portfolio Manager of MFS

Joshua Marston, an Investment Officer of MFS, is a portfolio manager and has been employed in the investment area of MFS since 1999.

Neeraj Arora

Investment Officer, Emerging Markets Debt Instruments Portfolio Manager of MFS

Neeraj Arora, an Investment Officer of MFS, is a portfolio manager and has been employed in the investment area of MFS since 2011.

Philipp Burgener

Investment Officer, Structured Securities Portfolio Manager of MFS

Philipp Burgener, an Investment Officer of MFS, is a portfolio manager and has been employed in the investment area of MFS since 2003.

David Cole

Investment Officer, Below Investment Grade Debt Instruments Portfolio Manager of MFS

David Cole, an Investment Officer of MFS, is a portfolio manager and has been employed in the investment area of MFS since 2004.

Alexander Mackey

Co-Chief Investment Officer—Global Inception Fixed Income, Investment Grade Debt Instruments Portfolio Manager of MFS

Alexander Mackey, an Investment Officer of MFS, is a portfolio manager and has been employed in the investment area of MFS since 2001.

Michael Skatrud

Investment Officer, Below Investment Grade Debt Instruments Portfolio Manager of MFS

Michael Skatrud, an Investment Officer of MFS, is a portfolio manager and has been employed in the investment area of MFS since 2013.

Acquiring Portfolio

JPMorgan

Mr. Richard Figuly, Managing Director, is the lead portfolio manager responsible for the day-to-day management of a portion of the Portfolio. An employee of JPMorgan or its predecessor firms since 1993, Mr. Figuly is a member of JPMorgan’s Global Fixed Income, Currency & Commodities (“GFICC”) group and head of GFICC’s Core Bond team with responsibility for managing certain JPMorgan funds and institutional taxable bond portfolios.

Mr. Justin Rucker, Managing Director, an employee of JPMorgan since 2006, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios.

Mr. Andy Melchiorre, Managing Director, is a member of the GFICC group. Based in Columbus, he is a portfolio manager on the Core Bond strategy and is responsible for managing institutional taxable bond portfolios and fund vehicles. Before joining the firm in 2012, he worked at Wells Capital Management in structured products, focused on trading and portfolio management. Prior to this, he worked as an analyst for Summit Investment Partners covering all structured products. Mr. Melchiorre holds a B.S. in finance and real estate & urban analysis from The Ohio State University and is a CFA charterholder.

Mr. Edward Fitzpatrick, Managing Director, is a member of the GFICC group. Based in New York, he is the Head of U.S. Rates Team, responsible for managing government bond portfolios for institutional clients as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. Prior to joining the firm in 2013, Mr. Fitzpatrick was the head of U.S. Short-Intermediate Fixed Income and Government specialist at Schroders Investment Management NA. Previously, he spent six years as a repo and FX trade at a subsidiary of The Bank of New York. Mr. Fitzpatrick holds B.S. degrees in finance and information technology from Boston College, an M.B.A. in finance from New York University and is a CFA charterholder.

MFS

Mr. Joshua P. Marston, Investment Officer, has been employed in the investment area of MFS since 1999.

Mr. Alexander M. Mackey, Investment Officer, has been employed in the investment area of MFS since 2001.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Total Return Bond VIP Fund	SA JPMorgan MFS Core Bond Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

• Cybersecurity and Artificial Intelligence Risk • Illiquidity Risk • Investment Company Risk • Initial Public Offering (“IPO”) Risk • Operational Risk

Proposal 5(b)

Comparison of the Guardian Core Plus Fixed Income VIP Fund (the “Target Portfolio”) and the SA JPMorgan MFS Core Bond Portfolio (Class 3) (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks income and capital appreciation to produce a high total return.	The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.

Comparison of Fees and Expenses

The management fee is greater for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. The total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) will be greater than that of the Target Portfolio. The pro forma total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio (Class 3 Shares) and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be the less than those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 5(a) and 5(b) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
116%	33%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are materially different, although both Portfolios invest primarily in fixed income securities and both seek to manage portfolio duration within two years (plus or minus) of that Index. The Target Portfolio’s subadviser uses a relative value-oriented investment process that seeks to identify fixed income securities the subadviser believes to be undervalued relative to others in the market. The subadviser combines top-down macroeconomic analysis with bottom-up fundamental security selection, incorporating quantitative tools and fundamental research. The Target Portfolio invests primarily in investment-grade fixed income, but may invest up to 20% of its net assets in high-yield securities rated B-/B3 or higher (commonly known as “high-yield” securities or “junk” bonds). The Target Portfolio also invests in mortgage-backed, asset-

backed, and government securities, TIPS, and senior loans (including bridge loans, assignments, and participations), and may invest in non-U.S. dollar-denominated foreign fixed income securities. The subadviser for the Target Portfolio may use derivatives for hedging and for non-hedging purposes, including duration management and sector exposure adjustment. The Acquiring Portfolio is a core investment-grade bond fund managed by two independent subadvisers, with each subadviser managing a distinct sleeves of the Acquiring Portfolio under a unified investment mandate. One subadviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), manages its sleeve through a value-oriented, bottom-up security selection approach focused on identifying inefficiently priced securities. The other subadviser, Massachusetts Financial Services Company (“MFS”), manages its sleeve through an active fundamental bottom-up approach using criteria similar to those employed in the Target Portfolio, but applied within a more constrained quality mandate. MFS may also consider ESG factors in its analysis — a consideration that is not a feature of the Target Portfolio’s investment process.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. The Fund may invest up to 20% of its net assets in high-yield fixed income investments (commonly referred to as “high yield” or “junk” bonds). The Fund currently intends to limit such investments to those, at the time of purchase, rated B-/B3 or higher by Moody’s Investors Services, Inc., S&P Global Ratings or Fitch, Inc. (or comparably rated by another rating agency), or, if unrated, determined by Lord, Abbett & Co. LLC, the Fund’s subadviser (the “Subadviser”), to be of comparable quality. The Fund also may invest in fixed income investments issued by non-U.S. entities but denominated in U.S. dollars, and fixed income investment issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund generally invests in the following types of fixed income investments: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities; mortgage-backed, mortgage-related, and other asset-backed securities; inflation linked investments (e.g., Treasury Inflation-Protected Securities or “TIPS”); and senior loans, including bridge loans, novations, assignments, and participations.

The Fund may invest in derivatives, including futures, forwards, options, and swaps, for hedging and non-hedging purposes.

The Fund may also invest in derivatives to seek to manage portfolio duration, as a substitute for holding, or to adjust exposure to, the underlying asset on which the derivative is based, or for cash management or portfolio management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of

The Portfolio seeks to achieve its investment goal by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg U.S. Aggregate Bond Index, as calculated by the respective subadviser.

Bonds, for purposes of satisfying the 80% investment requirement, include:

•

securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•

corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•

mortgage-backed and other asset-backed securities;

•

inflation-indexed bonds issued both by governments and corporations;

•

structured notes, including hybrid or “indexed” securities and event-linked bonds;

•

loan participations and assignments;

•

bank capital and trust preferred stocks;

•

delayed funding loans and revolving credit facilities;

commercial mortgage-backed securities), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Subadviser seeks to manage the Fund’s interest rate risk through the Subadviser’s management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market’s duration, as measured by the Bloomberg US Aggregate Bond Index (which was approximately 5.86 years as of March 31, 2026).

The Subadviser buys and sells fixed income investments for the Fund using a relative value-oriented investment process, meaning the Subadviser generally seeks more investment exposure to fixed income investments that the Subadviser believes to be undervalued and less investment exposure to fixed income investments that the Subadviser believes to be overvalued. The Subadviser combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Subadviser evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Subadviser employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Subadviser may actively rotate the Fund’s sector exposure based on its assessment of relative value.

The Fund may sell a fixed income investment when the Subadviser believes the fixed income investment is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons.

•

bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•

repurchase agreements and reverse repurchase agreements;

•

debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•

obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

•

obligations of international agencies or supranational entities;

•

municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies; and

•

debt securities purchased or sold on a when-issued, delayed delivery, or forward commitment basis, where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to be announced (TBA) market.

In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the bonds mentioned above.

Investment Selection

The Portfolio is multi-managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”).

JPMorgan focuses on adding alpha primarily through a value-oriented approach that seeks to identify inefficiently priced securities. By design, JPMorgan focuses on a bottom-up security selection-based approach to generate the majority of the potential excess return. While overall portfolio duration and yield curve decisions are important, they are de-emphasized in the process. The team’s focus is on identifying securities that are believed to be undervalued. To find undervalued securities, JPMorgan believes that one should focus on the most inefficient parts of the market. This belief has led to a historical bias toward AAA-rated CMOs within the mortgage-backed sector and higher-rated corporate credits within the credit sector. With a bottom-up focus, turnover tends to be low and duration is typically managed within +/-10% of the benchmark’s duration.

MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the portion of the Portfolio subadvised by MFS, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Portfolio Investment Policies

The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in securities rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative.

The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Portfolio may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity related securities.

While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, the subadvisers expect to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives include options, futures contracts, forward contracts, and swap agreements.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio expects to invest no more than 10% of its assets in sub-prime mortgage related securities at the time of purchase.

The Portfolio may also engage in frequent trading of portfolio securities to achieve its investment goal.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers High-Yield Fixed Income Investment Risk, When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk, Forward and Futures Contracts Risk, Inflation-Linked Investments Risk, and Portfolio Turnover Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Junk Bonds Risk, Preferred Stock Risk, Municipal Securities Risk, Extension Risk, U.S. Government Securities Risk, and Value Investing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

•

Market Risk

•

Issuer Risk

•

Active Management Risk

•

Credit Risk

•

Interest Rate Risk

•

Mortgage-Backed and Other Asset-Backed Securities Risk

•

High-Yield Fixed Income Investment Risk

•

Counterparty Risk

•

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk

•

Derivatives Risk

•

Emerging Markets Risk

•

Bonds Risk

•

When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk

•

Foreign Investment Risk

•

Emerging Markets Risk

•

Interest Rate Risk

•

Junk Bonds Risk

•

Equity Securities Risk

•

Convertible Securities Risk

•

Preferred Stock Risk

•

Credit Risk

•

Value Investing Risk

•

Derivatives Risk

•

Foreign Investment and Currency Risk

•

Forwards and Futures Contracts Risk

•

Inflation-Linked Investments Risk

•

Liquidity and Valuation Risk

•

Loan Risk

•

Options Risk

•

Portfolio Turnover Risk

•

Quantitative Model Risk

•

Sovereign Debt Risk

•

Swaps Risk

•

Counterparty Risk

•

Hedging Risk

•

Foreign Currency Risk

•

Issuer Risk

•

Management Risk

•

Leverage Risk

•

Market Risk

•

Mortgage- and Asset-Backed Securities Risk

•

Loan Participations and Assignments Risk

•

Prepayment Risk

•

Insurer Risk

•

Extension Risk

•

U.S. Government Obligations Risk

•

Roll Transactions Risk

•

ESG Investment Risk

•

Sub-Prime Debt Securities Risk

•

Municipal Securities Risk

•

Active Trading Risk

•

Affiliated Fund Rebalancing Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. Certain derivatives have the potential for unlimited losses. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.

Loan Participations and Assignments Risk. The lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

Insurer Risk. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. To the extent the Portfolio holds insured securities, a change in the credit rating of any one or more of the insurers that insure the securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. The Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. Certain of the insurance companies that provide insurance for these securities provide insurance for subprime securities. If the value of these securities declines and/or the issuer defaults, such events increase an insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk of lower valuations and possible loss.

Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Roll Transactions Risk. Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.

Sub-Prime Debt Securities Risk. The issuer of a sub-prime debt security may default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime debt instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 6.82% (quarter ended December 31, 2023) and the lowest return for a quarter was –5.97% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 0.52%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Core Plus Fixed Income VIP Fund	7.07%	-0.12%	1.52%	9/1/2016
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.31%	-0.36%	1.53%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Calendar year performance is shown only for Class 1 shares of the Acquiring Portfolio. Target Portfolio shareholders will not receive Class 1 shares in connection with the Reorganization but instead will receive Class 3 shares of the Acquiring Portfolio. Calendar year returns for Class 3 shares of the Acquiring Fund are less than calendar year returns of Class 1 shares because Class 3 shares have greater expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Effective January 20, 2015, JPMorgan and MFS replaced Pacific Investment Management Company, LLC (“PIMCO”) as subadvisers to the Acquiring Portfolio. As of January 31, 2026, JPMorgan and MFS each managed approximately one-half of the Acquiring Portfolio’s assets. The percentage of the Acquiring Portfolio’s assets that each subadviser manages may, at the adviser’s discretion, change from time to time.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.82% (quarter ended December 31, 2023) and the lowest return for a quarter was –5.59% (quarter ended March 31, 2022). The year-to-date calendar return as of June 30, 2026 was 0.73%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA JPMorgan MFS Core Bond Portfolio (Class 3 Shares)	6.98%	-0.17%	2.19%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-advisers, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Advisers	Lord, Abbett & Co. LLC (“Lord Abbett”)	J.P. Morgan Investment Management Inc. (“JPMorgan”); Massachusetts Financial Services Company (“MFS”)
Portfolio Managers

Robert A. Lee has managed the Portfolio since inception (September 1, 2016).

Andrew H. O’Brien, CFA, has managed the Portfolio since inception (September 1, 2016).

Steve F. Rocco, CFA, has managed the Portfolio since inception (September 1, 2016).

Leah G. Traub has managed the Portfolio since 2022.

Adam C. Castle, CFA, has managed the Portfolio since 2022.

Harris A. Trifon has managed the Portfolio since 2022.

Karen J. Gunnerson has managed the Portfolio since June 13, 2025.

Yoana N. Koleva has managed the Portfolio since June 13, 2025.

JPMorgan

Richard Figuly has managed the Portfolio since 2016.

Justin Rucker has managed the Portfolio since 2019.

Andy Melchiorre has managed the Portfolio since 2024.

Edward Fitzpatrick III has managed the Portfolio since 2024.

MFS

Joshua P. Marston has managed the Fund since 2015.

Alexander M. Mackey has managed the Fund since 2019.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Robert A. Lee

Partner and Co-Head of Taxable Fixed Income of Lord Abbett

Robert A. Lee is a Partner and Co-Head of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 1997 and has been a member of the taxable fixed income team since the Fund’s 2016 inception.

Andrew H. O’Brien, CFA

Partner and Portfolio Manager of Lord Abbett

Andrew H. O’Brien is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 1998 and has been a member of the taxable fixed income team since the Fund’s 2016 inception.

Steven F. Rocco, CFA

Partner and Co-Head of Taxable Fixed Income of Lord Abbett

Steven F. Rocco is a Partner and Co-Head of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 2004 and has been a member of the taxable fixed income team since the Fund’s 2016 inception.

Leah G. Traub

Partner and Portfolio Manager of Lord Abbett

Leah G. Traub is a Partner and Portfolio Manager of Lord Abbett. She joined Lord Abbett in 2007 and has been a member of the taxable fixed income team since 2021.

Adam C. Castle, CFA

Partner and Portfolio Manager of Lord Abbett

Adam C. Castle is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2015 and has been a member of the taxable fixed income team since 2021.

Harris A. Trifon

Partner and Portfolio Manager of Lord Abbett

Harris A. Trifon is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2021 and has been a member of the taxable fixed income team since 2021.

Karen J. Gunnerson

Senior Managing Director and Portfolio Manager of Lord Abbett

Karen J. Gunnerson is Senior Managing Director and Portfolio Manager of Lord Abbett. She joined Lord Abbett in 2017 and has been a member of the team managing this Fund since June 13, 2025.

Yoana N. Koleva, CFA

Partner and Portfolio Manager of Lord Abbett

Yoana N. Koleva is a Partner and Portfolio Manager of Lord Abbett. She joined Lord Abbett in 2011 and has been a member of the team since 2025.

Acquiring Portfolio

JPMorgan

Mr. Richard Figuly, Managing Director, is the lead portfolio manager responsible for the day-to-day management of a portion of the Portfolio. An employee of JPMorgan or its predecessor firms since 1993, Mr. Figuly is a member of JPMorgan’s Global Fixed Income, Currency & Commodities (“GFICC”) group and head of GFICC’s Core Bond team with responsibility for managing certain JPMorgan funds and institutional taxable bond portfolios.

Mr. Justin Rucker, Managing Director, an employee of JPMorgan since 2006, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios.

Mr. Andy Melchiorre, Managing Director, is a member of the GFICC group. Based in Columbus, he is a portfolio manager on the Core Bond strategy and is responsible for managing institutional taxable bond portfolios and fund vehicles. Before joining the firm in 2012, he worked at Wells Capital Management in structured products, focused on trading and portfolio management. Prior to this, he worked as an analyst for Summit Investment Partners covering all structured products. Mr. Melchiorre holds a B.S. in finance and real estate & urban analysis from The Ohio State University and is a CFA charterholder.

Mr. Edward Fitzpatrick, Managing Director, is a member of the GFICC group. Based in New York, he is the Head of U.S. Rates Team, responsible for managing government bond portfolios for institutional clients as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. Prior to joining the firm in 2013, Mr. Fitzpatrick was the head of U.S. Short-Intermediate Fixed Income and Government specialist at Schroders Investment Management NA. Previously, he spent six years as a repo and FX trade at a subsidiary of The Bank of New York. Mr. Fitzpatrick holds B.S. degrees in finance and information technology from Boston College, an M.B.A. in finance from New York University and is a CFA charterholder.

MFS

Mr. Joshua P. Marston, Investment Officer, has been employed in the investment area of MFS since 1999.

Mr. Alexander M. Mackey, Investment Officer, has been employed in the investment area of MFS since 2001.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

• Cybersecurity and Artificial Intelligence Risk • Illiquidity Risk • Investment Company Risk • Initial Public Offering (“IPO”) Risk • Operational Risk

Comparison of Fees and Expenses for Proposals 5(a) and 5(b)

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio (Class 3 Shares) are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Although the Reorganization Agreement provides that each Reorganization provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. The pro forma columns represent each of the possibilities that may result from the vote of the shareholders: (i) shareholders approve only the Guardian Core Plus Fixed Income VIP Fund Reorganization; (ii)

shareholders approve only the Guardian Total Return Bond VIP Fund reorganization; and (iii) shareholders approve all of the Reorganizations. Each of the possible Reorganizations would result in the same pro forma total annual fund operating expenses both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)).

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual
	Target Portfolio		Acquiring Portfolio (Class 3 Shares)
	Guardian Total Return Bond VIP Fund	Guardian Core Plus Fixed Income VIP Fund	SA JPMorgan MFS Core Bond Portfolio
Management Fees	0.45%	0.45%	0.60%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.15%	0.25%	0.03%
Total Annual Fund Operating Expenses	0.85%	0.95%	0.88%
Fee Waiver and/or Expense Reimbursement	-0.03%[1,2]	-0.12%[1,2]	-0.10%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.82%[1,2]	0.83%[1,2]	0.78%[3]

[1]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Portfolio to the extent necessary to limit the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.82% and 0.83% of the Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses), respectively, for the Guardian Total Return Bond VIP Fund and Guardian Core Plus Fixed Income VIP Fund. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expense after Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

[3]

Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive 0.50% of its advisory fee on an annual basis with respect to the Acquiring Portfolio. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

	Pro Forma
	Combined Portfolio (assuming reorganization of only Guardian Core Plus Fixed Income VIP Fund)	Combined Portfolio (assuming reorganization of both Target Portfolios)
Management Fees	0.60%	0.60%
Distribution and Service (12b-1 Fees)	0.25%	0.25%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.88%	0.88%
Fee Waiver and/or Expense Reimbursement	-0.06%[1]	-0.06%[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.82%[1]	0.82%[1]

[1]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares of the Combined Portfolio exceed 0.82% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges.

Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. The pro forma rows represent each of the possibilities that may result from the vote of the shareholders: (i) shareholders approve only the Guardian Core Plus Fixed Income VIP Fund Reorganization; (ii) shareholders approve only the Guardian Total Return Bond VIP Fund reorganization; and (iii) shareholders approve all of the Reorganizations. Each of the possible Reorganizations would result in the same pro forma expense example.

		1 Year	3 Years	5 Years	10 Years
Target Portfolio	Guardian Total Return Bond VIP Fund	$84	$268	$468	$1,046
	Guardian Core Plus Fixed Income VIP Fund	$85	$291	$514	$1,155
Acquiring Portfolio (Class 3)	SA JPMorgan MFS Core Bond Portfolio	$80	$271	$478	$1,075
Pro Forma Combined Portfolio (assuming reorganization of only Guardian Core Plus Fixed Income VIP Fund)		$84	$268	$476	$1,073
Pro Forma Combined Portfolio (assuming reorganization of both Target Portfolios)		$84	$268	$476	$1,073

APPENDIX F

Proposal 6

Reorganization of the Guardian Large Cap Fundamental Growth VIP Fund (the “Target Portfolio”) and the SA MFS Large Cap Growth Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks long-term growth of capital.	The Portfolio’s investment goal is capital appreciation.

Comparison of Fees and Expenses

The management fee of the Acquiring Portfolio (Class 3 Shares) is greater than that of the Target Portfolio. However, the total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) are lower for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee of the Acquiring Portfolio will be higher than the Target Portfolio. The pro forma total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio (Class 3) will be lower than those of the Target Portfolio, and pro forma total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) are expected to be lower than those of the Target Portfolio.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract or policy prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual		Pro Forma

	Target Portfolio	Acquiring Portfolio (Class 3 Shares)	Combined Portfolio (Class 3 Shares)
Management Fees	0.60%	0.65%	0.64%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%

Other Expenses	0.15%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.00%	0.93%	0.92%
Fee Waiver and/or Expense Reimbursement	-0.01%[1]	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.93%	0.92%

[1]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Target Portfolio to the extent necessary to limit the Target Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.99% of the Target Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$101	$317	$551	$1,224
Acquiring Portfolio (Class 3)	$95	$296	$515	$1,143
Pro Forma Combined Portfolio (Class 3)	$94	$293	$509	$1,131

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
40%	56%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are materially different in approach, although both Portfolios are non-diversified and pursue growth strategies.

The Target Portfolio uses a purely fundamental, conviction-based process: the Subadviser identifies individual growth stocks based on forward-looking assessment of competitive positioning, earnings prospects, and business strategy, and may invest in foreign equity securities either directly or through depositary receipts of developed-market companies. The Acquiring Portfolio employs a blended quantitative and fundamental process in which the Subadviser assigns each issuer a fundamental rating and a quantitative rating, combines them into a blended score, and constructs the portfolio through an optimization process. Unlike the Target Portfolio, the Acquiring Portfolio may invest up to 20% of its assets in foreign securities including emerging markets, and may consider ESG factors in its analysis.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of U.S. large-capitalization companies. FIAM LLC, the Fund’s subadviser (the “Subadviser”), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $972 million to $4.2 trillion as of March 31, 2026. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund may invest in foreign equity securities, either directly or through depositary receipts. The Fund’s foreign investments are mainly in developed markets.

The Subadviser emphasizes individual security selection while allocating the Fund’s investments across industries, which is intended to reduce risk. The Subadviser invests the Fund’s assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks. Some reasons that could persuade the Subadviser to sell investments include negative earnings revisions, deterioration in business fundamentals, unreasonably

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in securities of large capitalization companies. For purposes of such policy, the Portfolio will consider large capitalization companies to be those with market capitalizations similar to companies in the Russell 1000® Index.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. The subadviser normally invests the Portfolio’s assets across different industries and sectors, but the subadviser may invest a significant percentage of the Portfolio’s assets in a single industry or sector.

The subadviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (“growth companies”). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The subadviser uses an active bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on blending fundamental and quantitative research. The subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the high valuations, or an unexpected change in business strategy.

economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. The subadviser uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer.

The subadviser combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When a fundamental rating is not available, the subadviser treats the issuer as having a neutral fundamental rating. (The subadviser’s quantitative research generates ratings on a greater number of issuers than the subadviser’s fundamental research.)

The subadviser constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the Portfolio’s holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. The goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the Russell 1000® Growth Index (the Index). Tracking error generally measures how the differences between the Portfolio’s returns and the Index’s returns have varied over a period of time. A lower tracking error means that there is generally less variation between the Portfolio’s returns compared to an index that represents the Portfolio’s investment universe. Third party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the Portfolio.

For purposes of the Portfolio’s 80% policy, net assets include the amount of any borrowings for investment purposes.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Sector Risk and Depositary Receipts Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio.

Meanwhile, the Acquiring Portfolio considers Emerging Markets Risk, Quantitative Investing Risk, ESG Investment Risk, and Affiliated Fund Rebalancing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Equity Securities Risk

●

Large-Capitalization Company Risk

●

Growth Investment Style Risk

●

Sector Risk

●

Depositary Receipts Risk

●

Foreign Investment and Currency Risk

●

Non-Diversified Fund Risk

●

Equity Securities Risk

●

Growth Stock Risk

●

Large-Cap Companies Risk

●

Management Risk

●

Issuer Risk

●

Foreign Investment Risk

●

Emerging Markets Risk

●

Quantitative Investing Risk

●

Active Trading Risk

●

ESG Investment Risk

●

Market Risk

●

Non-Diversification Risk

●

Affiliated Fund Rebalancing Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Non-Diversification Risk. The Portfolio is organized as a ”non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 1000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell 1000® Growth Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Target Portfolio replaced its subadviser and modified its principal investment strategies as of May 1, 2023. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Target Portfolio’s prior subadviser and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 25.97% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.80% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 8.76%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception
Guardian Large Cap Fundamental Growth VIP Fund	15.32%	12.14%	15.46%	9/1/2016
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.38%	13.59%	14.78%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.57%	15.32%	18.83%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Growth

Index, which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Massachusetts Financial Services Company (“MFS”) assumed subadvisory duties of the Acquiring Portfolio on October 1, 2013. Prior to October 1, 2013, SunAmerica managed the Acquiring Portfolio.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 25.54% (quarter ended June 30, 2020) and the lowest return for a quarter was –19.66% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 7.75%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA MFS Large Cap Growth Portfolio (Class 1 Shares)	16.64%	15.12%	16.16%
SA MFS Large Cap Growth Portfolio (Class 2 Shares)	16.52%	14.96%	15.99%
SA MFS Large Cap Growth Portfolio (Class 3 Shares)	16.39%	14.85%	15.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	FIAM LLC	Massachusetts Financial Services Company (“MFS®”)

Portfolio Managers	Asher Anolic, Co-Portfolio Manager. Managed the Fund since May 1, 2023. Jason Weiner, Co-Portfolio Manager. Managed the Fund since May 1, 2023.	Matthew W. Krummell, Investment Officer, Lead Portfolio Manager. Managed Portfolio since 2013. Jonathan W. Sage, Investment Officer. Managed Portfolio since 2015.

Nathan G. Bryant, CFA, Investment Officer. Managed Portfolio since 2026.

Jenney Zhang, CFA, Investment Officer. Managed Portfolio since 2026.

John E. Stocks, Investment Officer. Managed Portfolio since 2015.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Asher Anolic

Co-Portfolio Manager of FIAM LLC

Asher Anolic is a portfolio manager for the Portfolio. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2008, Mr. Anolic has worked as an analyst and portfolio manager.

Jason Weiner

Co-Portfolio Manager of FIAM LLC

Jason Weiner is a portfolio manager for the Portfolio. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 1991, Mr. Weiner has worked as an analyst and portfolio manager.

Acquiring Portfolio

Mr. Krummell, Investment Officer and Lead Portfolio Manager, has been employed in the investment area of MFS since 2001. Effective April 7, 2027, Mr. Krummell will retire from MFS and relinquish his portfolio management responsibilities on the SA MFS Large Cap Growth Portfolio.

Mr. Sage, Investment Officer, has been employed in the investment area of MFS since 2000.

Mr. Stocks, Investment Officer, has been employed in the investment area of MFS since 2001.

Nathan G. Bryant, CFA, Investment Officer, has been employed in the investment area of MFS since 2015.

Jenney Zhang, CFA, Investment Officer, has been employed in the investment area of MFS since 2011.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Large Cap Fundamental Growth VIP Fund	SA MFS Large Cap Growth Portfolio

Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

●

Counterparty Risk

●

Cybersecurity and Artificial Intelligence Risk

●

Derivatives Risk

●

Market Capitalization Risk – Mid-Cap Companies Risk

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Market Capitalization Risk – Small-Cap Companies Risk

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Operational Risk

APPENDIX G

Proposal 7

Reorganization of the Guardian Small Cap Value Diversified VIP Fund (the “Target Portfolio”) and the SA Franklin Small Company Value Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks capital appreciation.	The Portfolio’s investment goal is long-term growth of capital.

Comparison of Fees and Expenses

The management fee, total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) are greater for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee and pro forma total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio (Class 3 Shares) will be greater than those of the Target Portfolio and pro forma total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) are expected to be the same as those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver and/or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Combined Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual		Pro Forma

	Target Portfolio	Acquiring Portfolio (Class 3 Shares)	Combined Portfolio (Class 3 Shares)
Management Fees	0.69%	0.98%	0.96%

Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.15%	0.07%	0.05%
Total Annual Fund Operating Expenses	1.09%	1.30%	1.26%
Fee Waiver and/or Expense Reimbursement	-0.04%[1]	-0.05%[2]	-0.21%[3,4]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%[1]	1.25%[2]	1.05%[3,4]

[1]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Target Portfolio to the extent necessary to limit the Target Portfolio‘s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.05% of the Target Portfolio‘s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

Pursuant to Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee under the Investment Advisory and Management Agreement with respect to the Acquiring Portfolio so that the advisory fee payable by the Acquiring Portfolio is equal to 0.95% on the first $200 million, 0.87% on the next $300 million, and 0.85% thereafter. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

[3]

Pursuant to Master Advisory Fee Waiver Agreement, effective through April 30, 2029, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee under the Investment Advisory and Management Agreement with respect to the Combined Portfolio so that the advisory fee payable by the Combined Portfolio is equal to 0.95% on the first $200 million, 0.87% on the next $300 million, and 0.85% thereafter. This agreement may be modified or discontinued prior to April 30, 2029 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

[4]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares of the Combined Portfolio exceed 1.05% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$107	$343	$597	$1,325
Acquiring Portfolio (Class 3)	$127	$407	$708	$1,563
Pro Forma Combined Portfolio (Class 3)	$107	$357	$650	$1,485

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
154%	58%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar in their shared small-cap value orientation but differ in several respects. Both Portfolios use a bottom-up value approach to invest in small-capitalization equity securities, seeking companies whose stocks trade at discounts to their underlying value, and both may invest in foreign securities and REITs. The Target Portfolio employs a disciplined target-valuation framework where each holding has a target intrinsic value established at purchase. The Target Portfolio’s principal investment strategies also include investments in special situations, such as reorganizations, recapitalizations, mergers, and changes of control, as well as investments in exchange-traded master limited partnerships and warrants, none of which are part of the Acquiring Portfolio’s principal investment strategies. The Acquiring Portfolio may invest up to 15% of net assets in foreign securities and up to 15% of net assets in REITs. The Acquiring Portfolio’s Subadviser focuses on out-of-favor companies experiencing temporary setbacks, mismanagement, or financial stress, and may consider ESG assessments of companies as part of its investment process — a consideration that is not part of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000® Value Index (the “Index”).

Although expected to change frequently, as of March 31, 2026, the market capitalization range of the Index was approximately $18.3 million to $33.8 billion. The Fund may invest in depositary receipts and equity securities of foreign companies. Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity related securities, including, without limitation: securities convertible into common stocks; shares of real estate investment trusts (“REITs”); warrants and rights to purchase common stocks; preferred stocks; and exchange-traded master limited partnerships.

The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Boston Partners Global Investors, Inc. (the “Subadviser”) uses a value approach to select the Fund’s investments. Using this investment style, the Subadviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Subadviser believes to be their intrinsic values. The Subadviser employs a bottom-up strategy, focusing on undervalued industries that the Subadviser believes are experiencing positive change. The Subadviser then uses both qualitative and quantitative methods to assess a security’s potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the Subadviser looks for in selecting investments include, without limitation: increasing returns on invested capital; companies who have demonstrated an ability to generate high return on invested capital (“ROIC”); companies which provide solid cash flows with appropriate capital; potential catalysts such as new products, cyclical upturns and changes in management; and low market valuations

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.

The types of companies the Portfolio may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed. Environmental, social and governance (ESG) related assessments of companies may also be considered. The subadviser does not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.

The Portfolio may also invest in foreign securities (up to 15% of net assets) and real estate investment trusts (“REITs”) (up to 15% of net assets).

The Portfolio, from time to time, may have significant positions in particular sectors, such as financial services companies, industrials, consumer discretionary and technology.

relative to earnings forecast, book value, cash flow and sales.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public. The Subadviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Subadviser constantly monitors and adjusts as appropriate.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Special Situations Risk, Mid-Capitalization Company Risk, Depositary Receipts Risk, Initial Public Offering Risk, Master Limited Partnerships Risk, Warrants Risk, and Portfolio Turnover Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Sector or Industry Focus Risk, Affiliated Fund Rebalancing Risk, and ESG Investment Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

•

Market Risk

•

Issuer Risk

•

Active Management Risk

•

Equity Securities Risk

•

Small-Capitalization Company Risk

•

Special Situations Risk

•

Mid-Capitalization Company Risk

•

Value Investment Style Risk

•

Depositary Receipts Risk

•

Foreign Investment and Currency Risk

•

Convertible Securities Risk

•

Initial Public Offering Risk

•

Master Limited Partnerships Risk

•

Warrants Risk

•

Preferred Securities Risk

•

Real Estate Investment Trusts Risk

•

Portfolio Turnover Risk

•

Equity Securities Risk

•

Value Investing Risk

•

Small-Cap Companies Risk

•

Convertible Securities Risk

•

Preferred Stock Risk

•

Foreign Investment Risk

•

Sector or Industry Focus Risk

•

Real Estate Industry Risk

•

Issuer Risk

•

Management Risk

•

Market Risk

•

Affiliated Fund Rebalancing Risk

•

ESG Investment Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Small-Cap Companies Risk. Securities of small-cap companies are usually more volatile and entail greater risks than securities of large companies.

Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.

Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.

Real Estate Industry Risk. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940, as amended. REITs may be leveraged, which increases risk.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and additional indexes. The Russell 3000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell 2000® Value Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Target Portfolio engaged the Subadviser and modified its principal investment strategies as of May 1, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Target Portfolio’s prior manager and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 30.29% (quarter ended December 31, 2020) and the lowest return for a quarter was –39.08% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 23.37%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception
Guardian Small Cap Value Diversified VIP Fund	6.66%	4.56%	5.88%	10/21/2019
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.16%	13.15%	15.33%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	12.60%	8.88%	9.01%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2000® Value Index, which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 27.17% (quarter ended December 31, 2020) and the lowest return for a quarter was –33.56% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 20.95%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA Franklin Small Company Value Portfolio (Class 1 Shares)	6.37%	8.60%	9.67%
SA Franklin Small Company Value Portfolio (Class 3 Shares)	6.14%	8.32%	9.41%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Boston Partners Global Investors, Inc.	Franklin Mutual Advisers, Inc.
Portfolio Managers	Eric A. Gandhi, CFA, Portfolio Manager. Managed the Fund since May 1, 2025.

Steven B. Raineri, Senior Vice President, Lead Portfolio Manager. Managed the Portfolio since 2012.

Christopher M. Meeker, CFA, Vice President, Portfolio Manager and Research Analyst. Managed the Portfolio since 2015.

Nicholas Karzon, CFA, Vice President, Portfolio Manager and Research Analyst. Managed the Portfolio since 2019.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Eric A. Gandhi, CFA

Portfolio Manager of Boston Partners

Mr. Gandhi is a portfolio manager at Boston Partners Global Investors, Inc. He joined WPG Partners in 2012 as a research analyst with a concentration in technology, media, telecom and consumer. Prior to joining the firm, he was a member of the Applied Value Investing program at Columbia Business School. Prior to Columbia, Mr. Gandhi was an Associate in the investment banking division at Needham & Company. He graduated with a B.S. degree from the University of Maryland and received an MBA from Columbia Business School. Mr. Gandhi holds the Chartered Financial Analyst designation.

Acquiring Portfolio

Steven Raineri is a senior portfolio manager with Franklin Equity. He is the lead manager on the Franklin Small Cap Value and Franklin Mutual Small-Mid Cap Value strategies. Mr. Raineri has been in the financial services industry since 1993. Prior to joining Franklin Templeton in 2005, Mr. Raineri worked for WoodAllen Capital Management, Dresdner Kleinwort Wasserstein and Gabelli & Company. He also served as a business valuation consultant for Arthur Andersen and J&W Seligman Valuations. Mr. Raineri holds a B.B.A. in finance from the Bernard Baruch College Zicklin School of Business and an M.B.A. in finance from the Fordham University Gabelli School of Business.

Christopher Meeker, CFA, is a portfolio manager and research analyst for Franklin Equity. He is a portfolio manager on the Franklin Small Cap Value strategy and has research analyst responsibilities for the US small-cap industrials and materials sectors. Mr. Meeker has been in the financial services industry since 2000 and has been a value-focused equity research analyst since 2005, covering multiple sectors, market capitalizations and geographies. Prior to joining Franklin Templeton in September 2012, Mr. Meeker worked as a senior research analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrials, consumer and technology sectors. While at Federated, Mr. Meeker helped support the firm’s flagship international value fund, Federated International Leaders. Mr. Meeker also has prior investment experience at Farr, Miller & Washington LLC, a boutique asset manager that employed a long-term and ‘private market value’ based investment process. Mr. Meeker was a principal, portfolio manager and research analyst at the firm and initiated and managed the firm’s small/mid cap strategy for six years. Prior to his buy-side work Mr. Meeker spent six years as an investment banker with Houlihan Lokey Howard & Zukin, Inc. and AMT Capital Advisors, LLC specializing in M&A transactions and corporate valuation mandates. Mr. Meeker holds a B.A. in finance from Hobart College and is a Chartered Financial Analyst (CFA) charterholder.

Nick Karzon, CFA, is a portfolio manager and research analyst with Franklin Equity. He is a portfolio manager on the Franklin Small Cap Value strategy and has research analyst responsibilities for US small-cap equities within the financial services, REIT and regulated utility sectors. Prior to joining Franklin Templeton in April 2014, Mr. Karzon worked as an equity research analyst with Credit Suisse in New York where he covered US regional banks. Mr. Karzon holds a B.A. in economics from Yale University and is a Chartered Financial Analyst (CFA) charterholder.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio
Non-Principal Risks	A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

•

Cybersecurity and Artificial Intelligence Risk

•

Derivatives Risk

•

Fixed-Income Securities Risk – Bond Risk

•

Fixed-Income Securities Risk – Interest Rate Risk

•

Illiquidity Risk

•

Investment Company Risk

•

Sector Risk

•

Operational Risk

•

U.S. Government Obligations Risk

Guardian Small Cap Value Diversified VIP Fund	SA Franklin Small Company Value Portfolio
• When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk

APPENDIX H

Proposal 8

Reorganization of the Guardian Multi-Sector Bond VIP Fund (the “Target Portfolio”) and the SA Multi-Managed Diversified Fixed Income Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks to provide a high current income with a secondary objective of capital appreciation.	The Portfolio’s investment goal is relatively high current income and secondarily capital appreciation.

Comparison of Fees and Expenses

The management fee of the Acquiring Portfolio (Class 3 Shares) is greater than that of the Target Portfolio, while total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Acquiring Portfolio (Class 3 Shares) are the same as or less than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) will be greater than that of the Target Portfolio, while pro forma total annual fund operating expenses (i.e., on a gross basis) and pro forma total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) are expected to be less than those of the Target Portfolio until July 31, 2029 pursuant to a fee waiver and/or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Combined Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended March 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Actual		Pro Forma

Target Portfolio	Acquiring Portfolio (Class 3 Shares)	Combined Portfolio (Class 3 Shares)

Management Fees	0.52%	0.64%	0.64%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.19%	0.07%	0.06%
Acquired Fund Fees	0.02%[1]	None	None
Total Annual Fund Operating Expenses	0.98%[1]	0.96%	0.95%
Fee Waiver and/or Expense Reimbursement	-0.02%[2,3]	0.00%	-0.01%[4]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%[2,3]	0.96%	0.94%[4]

[1]

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Portfolio incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Target Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses.

[2]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Target Portfolio to the extent necessary to limit the Target Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.94% of the Target Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[3]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

[4]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares of the Combined Portfolio exceed 0.94% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to July 31, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$98	$310	$540	$1,200
Acquiring Portfolio (Class 3)	$98	$306	$531	$1,178
Pro Forma Combined Portfolio (Class 3)	$96	$301	$523	$1,165

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
204%	63%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are materially different, notwithstanding that both Portfolios invest primarily in fixed income securities. The Target Portfolio is managed by a single active Subadviser using a broad, unconstrained multi-sector approach, combining top-down macroeconomic, political, and market analysis with bottom-up security selection across the full credit spectrum. Up to 65% of net assets of the Target Portfolio may be invested in below-investment-grade securities (commonly known as “high-yield” securities or “junk” bonds), including CLO tranches of any rating, loans of any maturity and credit quality (including covenant-lite loans), and credit risk transfer securities. The principal investment strategies of the Target Portfolio also permit substantial concentration in a single country or group of countries and significant investment in emerging markets debt. The Acquiring Portfolio, by contrast, is managed by two Subadvisers — PineBridge Investments LLC (“PineBridge”) and Wellington Management Company LLP (“Wellington”) — each currently managing approximately 50% of the Portfolio’s assets. PineBridge actively manages a portion of its sleeve and passively manages the remainder by investing in a sampling of securities included in the Bloomberg U.S. Government Bond Index using an optimization technique, targeting characteristics such as duration, maturity, credit rating, and yield that closely approximate the Index. Wellington actively manages its sleeve. The Acquiring Portfolio’s principal investment strategies limit high-yield exposure to 20% of net assets and do not include CLOs, loans, credit risk transfer securities, or concentrated country exposure.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment	The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of purposes (measured at the time of investment) in fixed income investments. The Fund’s fixed income investments include: U.S. and foreign corporate debt securities; U.S. government securities and securities of foreign governments (which may include securities issued, guaranteed or otherwise backed by the government or its agencies, instrumentalities or other sponsored enterprises such as agency mortgage-backed securities) and supranational entities; U.S. and foreign below investment grade bonds; mortgage- and other asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized loan obligations (“CLOs”); inflation-linked investments (e.g., Treasury Inflation-Protected Securities or “TIPS”); and cash-equivalent instruments. The Fund’s CLO investments may include CLO tranches of any rating.

The Fund’s investments may also include “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds as well as loans of any maturity and credit quality, including “covenant-lite” loans. The Fund may also invest in credit risk transfer securities (“CRTs”) and in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities. The Fund may also invest in equity-related instruments including convertible and preferred securities and warrants.

The Fund’s foreign investments may include debt securities issued by emerging markets countries and companies whose principal business activities are located in emerging market countries. The Subadviser generally considers countries included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country. The Fund may, from time to time, invest a substantial portion of its assets in issuers in any country or group of countries. In addition, a substantial portion of the Fund’s assets may be invested in agency residential and commercial mortgage- and other asset-backed securities. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds (“ETFs”), which may include ETFs affiliated with Janus Henderson Investors US LLC (the “Subadviser”).

Under certain market conditions, the Fund may use derivative instruments including futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for its net assets in fixed income securities, including U.S. and foreign government securities, asset- and mortgage-backed securities, investment-grade debt securities, and lower-rated fixed income securities, or junk bonds (up to 20% of net assets).

The Portfolio may invest in foreign securities (up to 30% of net assets) and in short-term investments (up to 20% of net assets). The Portfolio may also invest in dollar rolls and when-issued and delayed-delivery securities.

The Portfolio is managed by two subadvisers. The Portfolio’s assets are not necessarily divided equally among the subadvisers. Approximately 50% of the Portfolio’s assets will be allocated to one subadviser, which will actively manage a portion of assets allocated to it and passively manage the remainder of the assets allocated to it by investing in a sampling of securities included in the Bloomberg U.S. Government Bond Index (the “Index”) by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index. The remainder of the Portfolio’s assets will be allocated to the other subadviser, which will actively manage those assets. The Portfolio’s target allocations among the subadvisers are subject to change.

permitted Fund investments. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

Under normal market conditions, the Fund may invest up to 65% of its net assets in below investment grade securities or unrated securities considered by the Subadviser to be of comparable quality (commonly referred to as “high yield” or “junk” bonds). The limit may be exceeded on a temporary basis under unusual circumstances, such as when new issue allocations are higher than expected. An investment is considered below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. or BB+ by Standard & Poor’s Ratings Group or Fitch Ratings Inc., or lower or, if unrated, is considered by the Subadviser to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rates it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Subadviser allocates the Fund’s investments based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation. The Subadviser selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Subadviser typically may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Collateralized Loan Obligation Risk, Convertible Securities Risk, Counterparty Risk, Derivatives Risk, Emerging Markets Risk, Forwards and Futures Contracts Risk, Geographic Focus Risk, Inflation-Linked Investments Risk, Liquidity and Valuation Risk, Loan Risk, Municipal Obligations Risk, Options Risk, Other Investment Companies Risk, Swaps Risk, Credit Risk Transfer Securities Risk, Rule 144A Securities and Other Exempt Securities Risk, Preferred Securities Risk, Warrants Risk, Affiliated ETFs Risk, and Portfolio Turnover Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Bonds Risk, Roll Transactions Risk, Failure to Match Index Performance Risk, Index Risk, and Affiliated Fund Rebalancing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Credit Risk

●

Interest Rate Risk

●

Mortgage-Backed and Other Asset-Backed Securities Risk

●

High-Yield Fixed Income Investment Risk

●

Collateralized Loan Obligation Risk

●

Convertible Securities Risk

●

Counterparty Risk

●

Derivatives Risk

●

Emerging Markets Risk

●

Foreign Investment and Currency Risk

●

Forwards and Futures Contracts Risk

●

Geographic Focus Risk

●

Inflation-Linked Investments Risk

●

Liquidity and Valuation Risk

●

Loan Risk

●

Municipal Obligations Risk

●

Options Risk

●

Other Investment Companies Risk

●

Sovereign Debt Risk

●

Swaps Risk

●

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk

●

Credit Risk Transfer Securities Risk

●

Rule 144A Securities and Other Exempt Securities Risk

●

Preferred Securities Risk

●

U.S. Government Securities Risk

●

Warrants Risk

●

Affiliated ETFs Risk

●

Portfolio Turnover Risk

●

Bonds Risk

●

Interest Rate Risk

●

Junk Bonds Risk

●

Credit Risk

●

Foreign Investment Risk

●

U.S. Government Obligations Risk

●

Foreign Sovereign Debt Risk

●

Mortgage-and Asset-Backed Securities Risk

●

Roll Transactions Risk

●

Failure to Match Index Performance Risk

●

Index Risk

●

Affiliated Fund Rebalancing Risk

●

Management Risk

●

Market Risk

●

Issuer Risk

●

When-Issued and Delayed Delivery Transactions

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Junk Bonds Risk. The Portfolio invests significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. In addition, although the U.S. Government has honored its credit obligations, there remains a possibility that the U.S. could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Portfolio’s investments.

Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates

(both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.

Roll Transactions Risk. Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

Index Risk. The passively-managed index portion of the Portfolio generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively-managed mutual fund.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism, sanctions and other armed conflicts; trade wars and similar conflicts; disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rates and price fluctuations; and other conditions or events. In addition, the adviser’s or a subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Target Portfolio engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Target Portfolio’s prior manager and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 6.55% (quarter ended December 31, 2023) and the lowest return for a quarter was –6.73% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 1.15%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Multi-Sector Bond VIP Fund	8.46%	-0.66%	0.62%	10/21/2019
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.31%	-0.36%	0.96%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.07% (quarter ended December 31, 2023) and the lowest return for a quarter was –6.38% (quarter ended March 31, 2022). The year-to-date calendar return as of June 30, 2026 was 0.69%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA Multi-Managed Diversified Fixed Income Portfolio (Class 1 Shares)	6.80%	-0.50%	2.07%
SA Multi-Managed Diversified Fixed Income Portfolio (Class 2 Shares)	6.72%	-0.63%	1.92%
SA Multi-Managed Diversified Fixed Income Portfolio (Class 3 Shares)	6.62%	-0.73%	1.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser and sub-advisers, and a different portfolio management team than the Target Portfolio. The Acquiring Portfolio is multi-managed by two sub-advisers, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Janus Henderson Investors US LLC (“Janus”)	PineBridge Investments LLC; Wellington Management Company LLP
Portfolio Managers	John Kerschner, CFA, Head of US Securitized Products. Managed the Portfolio since March 3, 2025.	PineBridge Michael J. Kelly, CFA, Managing Director, Multi-Asset, Global Head

John Lloyd, Lead, Multi-Sector Credit Strategies. Managed the Portfolio since March 3, 2025.

of Multi-Asset and Portfolio Manager. Portfolio Manager of the Portfolio since 2009.

Peter Hu, CFA, Managing Director, Global Multi-Asset and Portfolio Manager. Portfolio Manager of the Portfolio since 2012.

John Yovanovic, CFA, Managing Director, Co-Head of Leveraged Finance and Portfolio Manager. Portfolio Manager of the Portfolio since 2007.

Robert Vanden Assem, CFA, Managing Director, Head of Developed Markets Investment Grade Fixed Income and Portfolio Manager. Portfolio Manager of the Portfolio since 2007.

Austin Strube, CFA, Senior Vice President, Global Multi-Asset and Portfolio Manager. Portfolio Manager of the Portfolio since 2019.

Wellington

Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager. Portfolio Manager of the Portfolio since 2013.

Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager. Portfolio Manager of the Portfolio since 2013.

Robert D. Burn, CFA, Senior Managing Director and Fixed Income Portfolio Manager. Portfolio Manager of the Portfolio since 2016.

Connor Fitzgerald, CFA, Senior Managing Director and Fixed Income Portfolio Manager. Portfolio Manager of the Portfolio since 2025.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

John Kerschner, CFA

Head of US Securitized Products of Janus

John Kerschner is Head of US Securitized Products and a portfolio manager at Janus. He is a member of the Securitized Credit and Core Plus Teams at Janus and leads the teams in finding innovative ways to utilize structured products in Janus portfolios. Prior to joining Janus in 2010, Mr. Kerschner was director of portfolio management at BBW Capital Advisors. Before that, he worked for Woodbourne Investment Management, where he was global head of credit investing. Mr. Kerschner began his career at Smith Breeden Associates as an assistant portfolio manager and was promoted several times over 12 years, becoming a principal, senior portfolio manager and director of the ABS-CDO group. Mr. Kerschner received his B.A. degree in biology from Yale University, graduating cum laude. He earned his MBA from Duke University, Fuqua School of Business, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst® designation.

John Lloyd

Lead, Multi-Sector Credit Strategies of Janus

John Lloyd is Lead, Multi Sector Credit Strategies at Janus, a role he has held since 2022. Additionally, he is a portfolio manager and is responsible for creating the strategic framework, leading investment strategy, launching new products and bringing together ideas globally across the multi sector credit franchise. Mr. Lloyd was head of global credit research from 2009 sharing this role since the firm’s merger and joined Janus as a research analyst in 2005. Prior to that, he worked as a private equity associate at H.I.G Capital in Miami and at Willis Stein Partners in Chicago. Earlier in his career, he was an investment banking analyst for Deutsche Bank. Mr. Lloyd received his B.A. degree in economics from the University of Michigan and his MBA from Dartmouth College, Tuck School of Business.

Acquiring Portfolio

In his current role, Mr. Kelly is responsible for asset allocation and manager selection worldwide and the expansion of PineBridge’s capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles.

Mr. Hu, Managing Director, Multi-Asset, joined PineBridge in 2006. He is the portfolio manager and is also responsible for developing analytic tools, quantitative analysis, and risk management tools for various asset classes and derivative instruments.

Mr. Vanden Assem, Managing Director and Head of Investment Grade Fixed Income, joined PineBridge in 2001. Mr. Yovanovic is Managing Director and Co-Head of Leveraged Finance for PineBridge.

Mr. Yovanovic joined PineBridge with the acquisition of American General Investment Management, L.P. in 2001. Mr. Yovanovic and Mr. Vanden-Assem are CFA charterholders.

Mr. Strube, Senior Vice President, Multi-Asset, joined PineBridge in 2012. He is the portfolio manager and also responsible for daily monitoring and analytics on client portfolios.

Mr. Goodman, Senior Managing Director and Fixed Income Portfolio Manager of Wellington, joined the firm as an investment professional in 2000.

Mr. Marvan, Senior Managing Director and Fixed Income Portfolio Manager of Wellington, joined the firm as an investment professional in 2003. Mr. Marvan has announced his intention to retire on June 30, 2026.

Mr. Burn, Senior Managing Director and Fixed Income Portfolio Manager of Wellington, joined the firm as an investment professional in 2007.

Mr. Fitzgerald, Senior Managing Director and Fixed Income Portfolio Manager of Wellington, joined the firm as an investment professional in 2015.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Multi-Sector Bond VIP Fund	SA Multi-Managed Diversified Fixed Income Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

●

Counterparty risk

●

Cybersecurity and Artificial Intelligence Risk

●

Depositary receipts risk

●

Derivatives risk

●

ETFs risk

●

Fixed-income securities risk – Credit risk transfer securities risk

●

Fixed-income securities risk – Floating rate securities risk

●

Foreign investment risk – Foreign currency risk

●

Foreign investment risk – Emerging markets risk

●

Illiquidity risk

●

Investment company risk

●

Money market securities risk

●

Mortgage- and asset-backed securities risk –

●

CLOs risk

●

Special situations risk

APPENDIX I

Proposal 9

Reorganization of the Guardian Short Duration Bond VIP Fund (the “Target Portfolio”) and the SA JPMorgan Ultra-Short Bond Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are similar, as shown below. Although both Portfolios seek liquidity and preservation of capital, the Target Portfolio also seeks to maximize total return. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks to preserve principal and meet liquidity needs while maximizing total return.	The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.

Comparison of Fees and Expenses

The management fee of the Acquiring Portfolio (Class 1 Shares) is greater than that of the Target Portfolio, while total annual fund operating expenses (i.e., on a gross basis) of the Acquiring Portfolio (Class 1 Shares) are less than those of the Target Portfolio, and total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Acquiring Portfolio (Class 1 Shares), with the inclusion of acquired fund fees and expenses, are one basis point higher than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee and pro forma total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 1 Shares), with the inclusion of acquired fund fees will be greater than those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 1 shares of the Combined Portfolio may change.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 1 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 1 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Actual		Pro Forma
Target Portfolio	Acquiring Portfolio (Class 1 Shares)	Combined Portfolio (Class 1 Shares)

Management Fees	0.45%	0.46%	0.46%
Distribution and Service (12b-1 Fees)	None	None	None
Other Expenses	0.17%	0.08%	0.07%
Acquired Fund Fees	None	0.01%[1]	0.01%[1]
Total Annual Fund Operating Expenses	0.62%	0.55%[1]	0.54%[1]
Fee Waiver and/or Expense Reimbursement	-0.15%[2,3]	None	-0.06%[3,4]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.47%[2,3]	0.55%	0.48%[3,4]

[1]

The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.

[2]

Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Target Portfolio to the extent necessary to limit the Target Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.47% of the Target Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[3]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement

[4]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 shares of the Combined Portfolio exceed 0.47% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$48	$183	$331	$760
Acquiring Portfolio (Class 1)	$56	$176	$307	$689
Pro Forma Combined Portfolio (Class 1)	$49	$161	$289	$665

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
169%	108%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar in their focus on high-quality, short-term U.S. dollar-denominated fixed income securities, but differ in several respects. Both Portfolios invest primarily in investment-grade fixed income and both permit investment in CLOs and asset-backed securities; both also use derivatives for hedging and risk management purposes. The Target Portfolio’s principal investment strategies target an average portfolio duration of between 1 and 3 years, and emphasize sector allocation and bottom-up security selection within a relative value framework. The Target Portfolio’s principal investment strategies permit up to 10% in below-investment-grade securities (commonly known as “high-yield” securities or “junk” bonds). The Acquiring Portfolio’s principal investment strategies target a duration of one year or less from the date of settlement. The Acquiring Portfolio’s principal investment strategies specifically contemplate investment in sub-prime securities, zero-coupon bonds, privately placed securities, and repurchase agreements, which are not part of the principal investment strategies of the Target Portfolio. The Acquiring Portfolio may invest in securities of any credit quality under its principal investment strategies, but invests primarily in investment-grade securities. The Subadviser for the Acquiring Portfolio also assesses ESG factors as part of its security selection process, which is not a feature of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Allspring Global Investments, LLC (the “Subadviser”), pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in debt securities. The Fund’s debt securities may include, without

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated short-term fixed, variable and floating rate debt. The Portfolio invests primarily in corporate securities, asset-backed securities, mortgage-backed and mortgage-related limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”); asset-backed securities, including collateralized loan obligations (“CLOs”); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds); and money market instruments. The Fund’s CLO investments may include CLO tranches of any rating.

The Subadviser’s investment approach prioritizes sector allocation and security selection while de-emphasizing duration strategy as the primary source of excess return. The Subadviser emphasizes yield-advantaged sectors though consideration is given to the full spectrum of investment grade securities. Security selection is driven by a disciplined, robust, fundamental and quantitative credit analysis within a relative value framework. The Subadviser’s relative value assessment focuses on the factors unique to each sector when evaluating securities for investment. It identifies securities with attractive risk/reward characteristics and believes pricing inefficiencies can be identified and captured to generate attractive risk adjusted returns. A security is sold when it becomes overvalued on a relative basis or when proactive research indicates a deterioration of a security’s risk-rating score or outlook.

Under normal market conditions, the average duration of the Fund’s portfolio is expected to be between 1 and 3 years and its average maturity is expected to be between 1 and 3 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment grade debt markets. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly known as “high-yield” securities or “junk” bonds). An investment is considered below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. or BB+ by Standard & Poor’s Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Subadviser to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rate it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Fund may enter into Treasury futures contracts (both long and short positions). The Fund may enter into these transactions for a variety of purposes, including,

securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Portfolio may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.

Under normal circumstances, the Portfolio maintains a duration of one year or less from the date of settlement, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Portfolio’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The Portfolio may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the subadviser’s discretion. The asset-backed securities in which the Portfolio may invest include “sub-prime” securities and collateralized loan obligations (CLOs). The Portfolio may invest in securities of any credit quality, but will invest primarily in investment grade securities.

The Portfolio may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to seek to increase income or gain to the Portfolio.

The Portfolio is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

The subadviser allocates the Portfolio’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Portfolio, the subadviser looks for market sectors and individual securities that it believes will perform well over time. The subadviser selects but not limited to, hedging various risks such as credit risk or interest rate risk; equitizing cash; generating income; adjusting the Fund’s sensitivity to interest rate risk or other risk; and asset and sector allocation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), for cash management purposes or to seek exposure to a particular asset class. The Subadviser regularly reviews the Fund’s investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or other investments are considered more attractive.

individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. As part of its security selection strategy, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Portfolio may invest. ESG factors assessed may include, but are not limited to, issues related to the quality and function of the natural environment, such as climate change resilience and greenhouse gas emissions; social issues related to the rights, wellbeing and interests of people and communities, such as discrimination prevention and workplace safety; and governance issues relating to the way companies are managed and overseen, such as board diversity and executive compensation. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Forwards and Futures Contracts Risk, High-Yield Fixed Income Investment Risk, Other Investment Companies Risk, and Portfolio Turnover Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Affiliated Fund Rebalancing Risk, Call Risk, ESG Investment Risk, Floating Rate Securities Risk, Income Risk, Repurchase Agreements Risk, Bonds Risk, Privately Placed Securities Risk, and Zero Coupon Bond Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Credit Risk

●

Interest Rate Risk

●

U.S. Government Securities Risk

●

Mortgage-Backed and Other Asset-Backed Securities Risk

●

Money Market Instruments Risk

●

Active Trading Risk

●

Affiliated Fund Rebalancing Risk

●

Call Risk

●

Counterparty Risk

●

Credit Risk

●

Derivatives Risk

●

ESG Investment Risk

●

Floating Rate Securities Risk

●

Foreign Investment Risk

●

Collateralized Loan Obligation Risk

●

Counterparty Risk

●

When-Issued, Delayed Delivery, and Forward Commitment
Transaction Risk

●

Derivatives Risk

●

Foreign Investment and Currency Risk

●

Forwards and Futures Contracts Risk

●

High-Yield Fixed Income Investment Risk

●

Liquidity and Valuation Risk

●

Other Investment Companies Risk

●

Sovereign Debt Risk

●

Portfolio Turnover Risk

●

Foreign Sovereign Debt Risk

●

Illiquidity Risk

●

Income Risk

●

Interest Rate Risk

●

Issuer Risk

●

Management Risk

●

Market Risk

●

Mortgage- and Asset-Backed Securities Risk

●

Repurchase Agreements Risk

●

Bonds Risk

●

Money Market Securities Risk

●

Privately Placed Securities Risk

●

U.S. Government Obligations Risk

●

Zero Coupon Bond Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backedonly by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.

Floating Rate Securities Risk. Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.

Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell.

Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.

Income Risk. The ability of the Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Portfolio may drop as well.

Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk (described below) and “extension risk.” Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of the Portfolio to decline.

Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Money Market Securities Risk. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Privately Placed Securities Risk. A Portfolio may have the ability, as previously listed in its investment strategy, to invest in privately placed securities, which are subject to resale restrictions. These investments are also subject to illiquidity and valuation risk. Privately placed securities are restricted securities and generally cannot be offered for public resale unless registered under the applicable securities laws or are subject to contractual restrictions that may make them difficult to sell. These securities will have the effect of increasing a Portfolio’s level of illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Zero Coupon Bond Risk. ”Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Bloomberg US Aggregate Bond Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Bloomberg US Government/Credit 1-3 Year Total Return Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Target Portfolio engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Target Portfolio’s prior manager and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 2.90% (quarter ended September 30, 2024) and the lowest return for a quarter was –1.81% (quarter ended September 30, 2022). The year-to-date calendar return as of June 30, 2026 was 0.98%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception
Guardian Short Duration Bond VIP Fund	5.35%	3.19%	5/2/2022
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.31%	2.85%
Bloomberg US Government/Credit 1-3 Year Total Return Index (reflects no deduction for fees, expenses or taxes)	5.35%	3.70%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index) and the ICE BofA 3-Month US Treasury Bill Index, which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. The Acquiring Portfolio’s returns prior to April 29, 2024, as reflected in the bar chart and table, are the returns of the Acquiring Portfolio when it followed different investment strategies under the name “SA DFA Ultra Short Bond Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Effective April 29, 2024, J.P. Morgan Investment Management Inc. (“JPMorgan”) replaced Dimensional Fund Advisors LP (“DFA”) as subadviser to the Acquiring Portfolio. Prior to April 29, 2024, DFA served as subadviser. Prior to May 1, 2016, the Acquiring Portfolio was managed by SunAmerica. Prior to April 15, 2016, BofA Advisors, LLC served as subadviser.

Performance for periods prior to May 1, 2016 reflects results when the Acquiring Portfolio was managed as a money market fund.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.65% (quarter ended September 30, 2024) and the lowest return for a quarter was –1.25% (quarter ended March 31, 2022). The year-to-date calendar return as of June 30, 2026 was 1.49%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA JPMorgan Ultra-Short Bond Portfolio (Class 1 Shares)	4.62%	2.46%	1.68%
SA JPMorgan Ultra-Short Bond Portfolio (Class 2 Shares)	4.41%	2.30%	1.54%
SA JPMorgan Ultra-Short Bond Portfolio (Class 3 Shares)	4.39%	2.20%	1.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
ICE BofA 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Allspring Global Investments, LLC (“Allspring”)	J.P. Morgan Investment Management Inc.
Portfolio Managers	Jeffrey Weaver, CFA, Senior Portfolio Manager, Head of Global Liquidity Solutions. Manager of Portfolio since March 3, 2025. Andrew Greenberg, CFA, Senior Portfolio Manager, Plus Fixed	James McNerny, Managing Director. Portfolio Manager of Portfolio since 2024.

Income. Manager of Portfolio since March 3, 2025.

Janat Ibraev, CFA, Senior Portfolio Manager, Plus Fixed Income. Manager of Portfolio since March 3, 2025.

Dean Meddaugh, CFA, Senior Portfolio Manager, Plus Fixed Income. Manager of Portfolio since March 3, 2025.

Karl Lohninger, Executive Director. Portfolio Manager of Portfolio since 2024.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Jeffrey Weaver, CFA

Senior Portfolio Manager, Head of Global Liquidity Solutions of Allspring

Jeffrey Weaver is a senior portfolio manager and head of the Global Liquidity Solutions team at Allspring. In this capacity, he is responsible for managing and overseeing portfolio teams focused on managing short duration and money market strategies, including funds and separate accounts. Mr. Weaver provides strategic oversight that enables an integrated approach to the broad range of liquidity products. He joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). He joined WFAM in 1994 as a portfolio manager working with institutional fixed income portfolios and mutual funds. Mr. Weaver began his investment industry career in 1991 at Bankers Trust Company in New York as a short-term fixed income trader and portfolio manager. He earned a bachelor’s degree in economics from the University of Colorado, Boulder. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation and is a member of CFA Institute and CFA Society San Francisco.

Andrew Greenberg, CFA

Senior Portfolio Manager, Plus Fixed Income of Allspring

Andrew Greenberg is a senior portfolio manager for the Plus Fixed Income team at Allspring. In this capacity, he specializes in managing short duration portfolios with a focus on securitized sectors. Mr. Greenberg joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). Prior to joining WFAM, he was vice president and portfolio manager at Scudder Kemper Investments for four years. Earlier, Mr. Greenberg was an assistant vice president for Deutsche Bank, where he originated fixed income transactions for U.S. and international corporations and agencies. He also held a credit analyst position at Drexel Burnham Lambert. Mr. Greenberg began his investment industry career in 1986. He earned a bachelor’s degree in government-international relations from Cornell University and an MBA with an emphasis in finance from the Stern School of Business at New York University. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation.

Janat Ibraev, CFA

Senior Portfolio Manager, Plus Fixed Income of Allspring

Janat Ibraev is a senior portfolio manager for the Plus Fixed Income team at Allspring. In this capacity he specializes in managing short duration portfolios with a focus on the corporate bond sector. Mr. Ibraev joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). He joined WFAM from Western Asset Management, where he served as a portfolio manager responsible for long duration corporate and government strategies. Prior to that, he served as a foreign exchange trader at Maksat Bank. Mr. Ibraev began his investment industry career in 1994. He earned a bachelor’s degree in business administration from the University of Southern California. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation.

Dean Meddaugh, CFA

Senior Portfolio Manager, Plus Fixed Income of Allspring

Dean Meddaugh is a senior portfolio manager for the Plus Fixed Income team at Allspring. In this capacity, he specializes in managing short duration portfolios with a focus on securitized sectors. He joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). Prior to joining WFAM, Mr. Meddaugh was with Deutsche Asset Management as sector manager of corporates and with Zurich Scudder Investments, Inc., as a governments’ sector manager. Earlier, he worked at Scudder Kemper Investments, Inc., as a money markets portfolio manager. Mr. Meddaugh began his investment industry career in 1994. He earned a bachelor’s degree in accounting and finance from California State University, San Bernardino. Mr. Meddaugh has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation.

Acquiring Portfolio

Mr. McNerny is a portfolio manager within the Global Liquidity business. In this role, Mr. McNerny oversees managed reserves portfolios and is the lead portfolio manager for the JPMorgan Ultra-Short Income ETF (JPST). An employee since 2000, Mr. McNerny has previously served as a fixed income portfolio manager and product specialist in both London and New York, focusing on liquidity, short duration, broad market, extended market and total return products for clients throughout the EMEA and U.S. regions. Mr. McNerny began his career as an analyst at the firm. Mr. McNerny holds a B.S. in operations management from the University of Scranton and an M.S. in finance from London Business School and holds Series 3, 7 and 63 licenses.

Mr. Lohninger is a portfolio manager and corporate credit trader within the Global Liquidity business. Mr. Lohninger has served as a portfolio manager since 2010. In recent years, Mr. Lohninger has shifted his focus to credit strategy, trade idea generation and execution for the desk. An employee since 2007, Mr. Lohninger has previously served in the firm’s Data Integrity Group. Prior to joining the firm, Mr. Lohninger was a senior mortgage loan officer at Key Bank. Mr. Lohninger holds a B.S. in economics and international business from Bloomsburg University and an M.B.A. in finance from Montclair State University. Mr. Lohninger is a CFA charterholder.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Short Duration Bond VIP Fund	SA JPMorgan Ultra-Short Bond Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Fixed-Income Securities Risk – Municipal Securities Risk ● Investment Company Risk ● Operational Risk

APPENDIX J

Proposal 10(a)

Comparison of the Guardian Growth & Income VIP Fund (the “Target Portfolio”) and the SA Franklin BW US Large Cap Value Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks long-term growth of capital.	The Fund’s investment goal is growth of capital.

Comparison of Fees and Expenses

The management fee is greater for the Acquiring Portfolio (Class 3 Shares) than that of the Target Portfolio. The total annual fund operating expenses (i.e., on a gross basis) and the total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) will be greater than for that of the Target Portfolio and the pro forma total annual fund operating expenses (i.e., on a gross basis) and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
59%	71%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar in their shared large-cap value orientation, but differ in their approach to security selection and portfolio construction. The Target Portfolio’s subadviser uses a fundamental, research-driven process that ranks companies in its primary research universe of approximately 500 U.S. companies by the disparity between intrinsic economic value and current stock price, with the portfolio drawn primarily from the companies with the greatest disparities. The Target Portfolio emphasizes dividend-paying securities and assesses each company’s potential based on earnings growth, prospective cash flows, dividend growth, and growth in book value. The Target Portfolio may also invest in mid-capitalization companies and foreign securities, whereas mid-capitalization exposure is not part of the Acquiring Portfolio’s principal investment strategies.

The Acquiring Portfolio’s subadviser uses a three-step process: screening for companies with low price-to-earnings or price-to-book ratios relative to the Index, applying quantitative analysis to eliminate securities with poor price momentum and high relative share issuance, and conducting fundamental analysis to eliminate securities the subadviser believes will have difficulty outperforming the Portfolio’s Index. The Acquiring Portfolio’s principal investment strategies contemplate investment in foreign securities, including emerging market securities. Unlike the Target Portfolio, the Acquiring Portfolio does not reference mid-capitalization exposure or a specific dividend emphasis as part of its principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P., the Fund’s subadviser (the “Subadviser”), believes are undervalued, focusing on dividend-paying securities. Although the Fund invests primarily in large capitalization companies, the Fund may invest in companies with different market capitalizations (i.e., mid capitalization).

The Subadviser defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $907 million to $3.5 trillion as of March 31, 2026. The Fund may also invest in foreign securities.

The Subadviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Subadviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 primarily U.S. companies. In determining a company’s intrinsic economic value, the Subadviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Subadviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Subadviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Subadviser’s valuation model.

The Subadviser recognizes that the perception of what is a “value” stock is relative and the factors considered in determining whether a stock is a “value” stock may,

The Portfolio attempts to achieve its goal by, under normal circumstances, investing at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”). As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts. The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions.

The subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality. The subadviser’s investment process begins by screening for low valuation companies based on their price-to-earnings or price-to-book ratios, and using quantitative analysis to eliminate equity securities that have poor price momentum and high relative share issuance. The subadviser then performs a fundamental analysis on the remaining equity securities to identify and eliminate those securities that it believes will have difficulty outperforming the Index. The subadviser may consider other factors in its selection process.

The subadviser typically sells a security of a company held by the Portfolio when it believes the company is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund’s emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Mid-Capitalization Company Risk, Sector Risk, and Dividend Paying Stock Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Emerging Markets Risk and Affiliated Fund Rebalancing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Equity Securities Risk

●

Large-Capitalization Companies Risk

●

Value Investment Style Risk

●

Mid-Capitalization Company Risk

●

Sector Risk

●

Dividend-Paying Stock Risk

●

Foreign Investment and Currency Risk

●

Equity Securities Risk

●

Value Investing Risk

●

Large-Cap Companies Risk

●

Foreign Investment Risk

●

Emerging Markets Risk

●

Issuer Risk

●

Management Risk

●

Market Risk

●

Affiliated Fund Rebalancing Risk

●

Active Trading Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 1000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell 1000® Value Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 18.09% (quarter ended December 31, 2020) and the lowest return for a quarter was –27.53% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 13.64%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Growth & Income VIP Fund	10.13%	10.63%	10.21%	9/1/2016
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.38%	13.59%	14.78%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.92%	11.33%	10.18%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Brandywine Global Investment Management, LLC (“Brandywine”) assumed subadvisory duties of the Acquiring Portfolio on September 8, 2015. Prior to September 8, 2015, Davis Selected Advisers, L.P. d/b/a Davis Advisors subadvised the Acquiring Portfolio.

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Calendar year performance is shown only for Class 1 shares of the Acquiring Portfolio. Target Portfolio shareholders will not receive Class 1 shares in connection with the Reorganization but instead will receive Class 3 shares of the Acquiring Portfolio. Calendar year returns for Class 3 shares of the Acquiring Fund are less than calendar year returns of Class 1 shares because Class 3 shares have greater expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Brandywine Global Investment Management, LLC (“Brandywine”) assumed subadvisory duties of the Acquiring Portfolio on September 8, 2015. Prior to September 8, 2015, Davis Selected Advisers, L.P. d/b/a Davis Advisors subadvised the Acquiring Portfolio.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.20% (quarter ended December 31, 2022) and the lowest return for a quarter was –27.39% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 11.81%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA Franklin BW US Large Cap Value Portfolio (Class 3 Shares)	16.83%	13.57%	11.32%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Alliance Bernstein L.P. (“AB”)	Brandywine Global Investment Management, LLC (“Brandywine”)
Portfolio Managers

John H. Fogarty, CFA, has managed the Portfolio since May 1, 2018.

Chris Kotowicz, CFA, has managed the Portfolio since May 1, 2023.

Douglas M. Wagner, CFA, has managed the Portfolio since May 1, 2026.

Adam Yee has managed the Portfolio since June 13, 2025.

Joseph J. Kirby has managed the Portfolio since 2015. Henry F. Otto has managed the Portfolio since 2015. Steven M. Tonkovich has managed the Portfolio since 2015.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

John H. Fogarty, CFA

Senior Vice President and Co-Chief Investment Officer—US Growth Equities of AB

John Fogarty is a Senior Vice President and Co-Chief Investment Officer for US Growth Equities and US Relative Value, and a Co-Portfolio Manager for the Global Healthcare Strategy at AB. He rejoined the firm in 2006 as a fundamental research analyst covering consumer discretionary stocks in the U.S., having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Varden Partners. Mr. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Mr. Fogarty holds a B.A. in history from Columbia University and is a CFA charterholder.

Chris Kotowicz, CFA

Portfolio Manager and Senior Research Analyst—US Relative Value; Senior Research Analyst—US Growth Equities of AB

Chris Kotowicz joined the firm in 2007 and is a Portfolio Manager and Senior Research Analyst for US Relative Value at AB. He is also a Senior Research Analyst for the US Growth Equities team. As a Senior Research Analyst, Mr.

Kotowicz is responsible for lead coverage of the industrials, energy and materials sectors. He was previously a sell-side analyst at A.G. Edwards, where he followed the electrical equipment and multi-industry group for four years. Prior to that, Mr. Kotowicz worked in the industrial sector, mostly in a technical sales and business development capacity, for Nooter/Eriksen and Nooter Fabricators, each a subsidiary of CIC Group. He holds a B.S. in civil engineering from the University of Missouri, Columbia, and an MBA (with honors) from the Olin Business School at Washington University. He is a CFA charterholder.

Douglas M. Wagner, CFA

Senior Vice President/Portfolio Manager and Senior Research Analyst—US Growth Equities of AB

Douglas M. Wagner joined AB in 2006 and is a Senior Vice President, Portfolio Manager, and Senior Research Analyst responsible for covering the financial-services, media and telecom sectors for the US Large Cap Growth team. He was previously an assistant director of research at FAF Advisors, where he also covered financial services. Prior to that, Mr. Wagner covered financial services at UBS O’Connor and Lincoln Capital Management, and spent seven years in the banking industry as a commercial lender at Wells Fargo and the National Bank of Detroit. He holds a BSBA in finance and accounting from the University of Missouri, Columbia, and an MBA from the Olin Graduate School of Business at Washington University. He is a CFA charterholder.

Adam Yee

Portfolio Manager and Senior Research Analyst—US Relative Value; Senior Quantitative Analyst—US Growth Equities of AB

Adam Yee joined AB in 2004 and is a Senior Vice President, Portfolio Manager and Senior Quantitative Analyst for US Relative Value. He is also a Senior Quantitative Analyst for the US Growth Equities team. Mr. Yee previously served as a senior associate portfolio manager within the Global Portfolio Management Group, where he covered growth equity products. Mr. Yee holds a B.A. in economics from Trinity College and an MBA in finance from Fordham University’s Graduate School of Business (Gabelli School of Business).

Acquiring Portfolio

Mr. Henry F. Otto, Managing Director and Portfolio Manager, joined Brandywine in 1988. Prior to joining the firm, Mr. Otto was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance. Mr. Otto is a member of the firm’s executive board.

Mr. Steven M. Tonkovich, Managing Director and Portfolio Manager, joined Brandywine in 1989. Prior to joining the firm, Mr. Tonkovich was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant. He is also a member of the firm’s executive board.

Mr. Joseph J. Kirby, Portfolio Manager, joined Brandywine in 1994. Prior to joining the firm, Mr. Kirby was with CoreStates Financial Corporation as an auditor.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Growth & Income VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be

● Cybersecurity and Artificial Intelligence Risk ● Headline Risk

Guardian Growth & Income VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
subject to the risks described in Appendix R to different degrees.	● Market Capitalization Risk – Mid Cap Companies Risk ● Market Capitalization Risk – Small-Cap Companies Risk ● Operational Risk ● U.S. Government Obligations Risk

Proposal 10(b)

Comparison of the Guardian Large Cap Disciplined Value VIP Fund (the “Target Portfolio”) and the SA Franklin BW US Large Cap Value Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are similar, as shown below. Although both Portfolios seek growth of capital, the Target Portfolio has current income as a secondary objective. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.	The Portfolio’s investment goal is growth of capital.

Comparison of Fees and Expenses

The management fee is greater for the Acquiring Portfolio (Class 3 Shares) than that of the Target Portfolio. The total annual fund operating expenses (i.e., on a gross basis) and the total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) will be greater than for that of the Target Portfolio and the pro forma total annual fund operating expenses (i.e., on a gross basis) and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio until at least April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 10(a) and 10(b) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
48%	71%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar, with both investing primarily in large-capitalization equity securities through a combination of quantitative screening and fundamental analysis and focusing on value characteristics. The Target Portfolio may invest up to 20% of its total assets in foreign currency-denominated securities and may participate in initial public offerings of securities, neither of which is referenced in the principal investment strategies of the Acquiring Portfolio. Both Portfolios’ principal investment strategies contemplate potential investment in foreign securities, and the Acquiring Portfolio’s principal investment strategies specifically contemplate potential investments in foreign securities including emerging markets, whereas the Target Portfolio does not specifically reference emerging market exposure as a principal investment strategy.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Boston Partners Global Investors, Inc., the Fund’s subadviser (the “Subadviser”), defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $907 million to $3.5 trillion as of March 31, 2026. The Fund invests primarily in a diversified portfolio of equity securities that are identified by the Subadviser as having value characteristics.

The Fund may invest up to 20% of its total assets in foreign currency-denominated securities, measured at the time of investment.

The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”).

The Subadviser examines various factors in determining the value characteristics of issuers, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Subadviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

The Portfolio attempts to achieve its goal by, under normal circumstances, investing at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”). As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts. The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions.

The subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality. The subadviser’s investment process begins by screening for low valuation companies based on their price-to-earnings or price-to-book ratios, and using quantitative analysis to eliminate equity securities that have poor price momentum and high relative share issuance. The subadviser then performs a fundamental analysis on the remaining equity securities to identify and eliminate those securities that it believes will have difficulty outperforming the Index. The subadviser may consider other factors in its selection process.

The subadviser typically sells a security of a company held by the Portfolio when it believes the company is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Initial Public Offering Risk to be a principal risk of the Target Portfolio, while the Acquiring Portfolio does not consider such risk to be a principal risk of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Emerging Markets Risk and Affiliated Fund Rebalancing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below:

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Equity Securities Risk

●

Large-Capitalization Company Risk

●

Value Investment Style Risk

●

Foreign Investment and Currency Risk

●

Initial Public Offering Risk

●

Equity Securities Risk

●

Value Investing Risk

●

Large-Cap Companies Risk

●

Foreign Investment Risk

●

Emerging Markets Risk

●

Issuer Risk

●

Management Risk

●

Market Risk

●

Affiliated Fund Rebalancing Risk

●

Active Trading Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 1000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell 1000® Value Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 18.67% (quarter ended December 31, 2020) and the lowest return for a quarter was –29.58% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 18.22%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Large Cap Disciplined Value VIP Fund	17.15%	13.66%	11.28%	9/1/2016
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.38%	13.59%	14.78%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.92%	11.33%	10.18%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Calendar year performance is shown only for Class 1 shares of the Acquiring Portfolio. Target Portfolio shareholders will not receive Class 1 shares in connection with the Reorganization but instead will receive Class 3 shares of the Acquiring Portfolio. Calendar year returns for Class 3 shares of the Acquiring Fund are less than calendar year returns of Class 1 shares because Class 3 shares have greater expenses. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Brandywine Global Investment Management, LLC (“Brandywine”) assumed subadvisory duties of the Acquiring Portfolio on September 8, 2015. Prior to September 8, 2015, Davis Selected Advisers, L.P. d/b/a Davis Advisors subadvised the Acquiring Portfolio.

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.20% (quarter ended December 31, 2022) and the lowest return for a quarter was –27.39% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 11.81%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
SA Franklin BW US Large Cap Value Portfolio (Class 3 Shares)	16.83%	13.57%	11.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Boston Partners Global Investors, Inc. (“Boston Partners”)	Brandywine Global Investment Management, LLC (“Brandywine”)
Portfolio Managers	David T. Cohen, CFA, has managed the Portfolio since October 5, 2018. Joshua White, CFA, has managed the Portfolio since May 1, 2021.	Joseph J. Kirby has managed the Portfolio since 2015. Henry F. Otto has managed the Portfolio since 2015. Steven M. Tonkovich has managed the Portfolio since 2015.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

David T. Cohen, CFA

Co-Portfolio Manager of Boston Partners

David Cohen is a portfolio manager for the Boston Partners Large Cap Value strategy. His experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy focusing on security selection within the energy sector as well as the engineering & construction, and metals & mining industries. Prior to his current role, Mr. Cohen served as an equity analyst covering these same industries. He has deep experience analyzing and understanding capital intensive commodity-oriented businesses. He joined the firm from Loomis Sayles where he had over 8 years of experience as a portfolio manager for their Research Fund, as well as running a global energy hedge fund. As an equity analyst he covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. He received a B.A. degree from the University of Michigan and his M.S. in Finance from Brandeis University. He holds the Chartered Financial Analyst® designation. Mr. Cohen began his career in the investment industry in 2004.

Joshua White, CFA

Co-Portfolio Manager of Boston Partners

Joshua White is a portfolio manager for the Boston Partners Large Cap Value strategy. His experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy while covering multiple economic sectors including basic industries, consumer durables, and capital goods. Mr. White was also a portfolio manager on Boston Partners Global Equity and International Equity strategies and before that, he was a global generalist providing fundamental research on global equities. Mr. White holds a B.A. degree in mathematics from Middlebury College. He holds the Chartered Financial Analyst® designation and began his career in the investment industry in 2006.

Acquiring Portfolio

Mr. Henry F. Otto, Managing Director and Portfolio Manager, joined Brandywine in 1988. Prior to joining the firm, Mr. Otto was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance. Mr. Otto is a member of the firm’s executive board.

Mr. Steven M. Tonkovich, Managing Director and Portfolio Manager, joined Brandywine in 1989. Prior to joining the firm, Mr. Tonkovich was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant. He is also a member of the firm’s executive board.

Mr. Joseph J. Kirby, Portfolio Manager, joined Brandywine in 1994. Prior to joining the firm, Mr. Kirby was with CoreStates Financial Corporation as an auditor.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be

● Cybersecurity and Artificial Intelligence Risk ● Headline Risk ● Market Capitalization Risk – Mid Cap Companies Risk

Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW U.S. Large Cap Value Portfolio
subject to the risks described in Appendix R to different degrees.	● Market Capitalization Risk – Small-Cap Companies Risk ● Operational Risk ● U.S. Government Obligations Risk

Comparison of Fees and Expenses for Proposals 10(a) and 10(b)

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio (Class 3 Shares) are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Although the Reorganization Agreement provides that each Reorganization provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. The pro forma columns represent each of the possibilities that may result from the vote of the shareholders: (i) shareholders approve only the Guardian Growth & Income VIP Fund Reorganization; (ii) shareholders approve only the Guardian Large Cap Disciplined Value VIP Fund reorganization; and (iii) shareholders approve all of the Reorganizations. Each of the possible Reorganizations would result in the same pro forma total annual fund operating expenses both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)).

	Actual
	Target Portfolio		Acquiring Portfolio (Class 3 Shares)
	Guardian Growth & Income VIP Fund	Guardian Large Cap Disciplined Value VIP Fund	SA Franklin BW US Large Cap Value Portfolio
Management Fees	0.65%	0.65%	0.72%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.19%	0.21%	0.04%
Acquired Fund Fees and Expenses	0.05%[1]	N/A	N/A
Total Annual Fund Operating Expenses	1.14%[1]	1.11%	1.01%

Fee Waiver and/or Expense Reimbursement	-0.11%[2,3]	-0.13%[2,3]	-0.06%[4]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%[2,3]	0.98%[2,3]	0.95%[4]

[1]

Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Fund’s Prospectus, which reflect the operating expenses of the Funds and does not include indirect expenses such as Acquired Fund Fees and Expenses.

[2]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Portfolio to the extent necessary to limit the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.98% and 0.98% of the Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses), respectively, for the Guardian Growth & Income VIP Fund and Guardian Large Cap Disciplined Value VIP Fund. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[3]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expense after Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

[4]

Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Acquiring Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.67% of the average daily net assets.. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

	Pro Forma
	Combined Portfolio (assuming reorganization of only Guardian Large Cap Disciplined Value VIP Fund)	Combined Portfolio (assuming reorganization of both Target Portfolios)
Management Fees	0.72%	0.72%
Distribution and Service (12b-1 Fees)	0.25%	0.25%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.00%	1.00%
Fee Waiver and/or Expense Reimbursement	-0.02%[1,2]	-0.02%[1,2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%[1,2]	0.98%[1,2]

[1]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares of the Combined Portfolio exceed 0.98% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

[2]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expense after Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges.

Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. The pro forma rows represent each of the possibilities that may result from the vote of the shareholders: (i) shareholders approve only the Guardian Growth & Income VIP Fund Reorganization; (ii) shareholders approve only the Guardian Large Cap Disciplined Value VIP Fund reorganization; and (iii) shareholders approve all of the Reorganizations. Each of the possible Reorganizations would result in the same pro forma expense example:

		1 Year	3 Years	5 Years	10 Years
Target Portfolio	Guardian Growth & Income VIP Fund	$105	$351	$617	$1,376
	Guardian Large Cap Disciplined Value VIP Fund	$100	$340	$599	$1,340
Acquiring Portfolio (Class 3)	SA Franklin BW US Large Cap Value Portfolio	$97	$316	$552	$1,231
Pro Forma Combined Portfolio (assuming reorganization of only Guardian Large Cap Disciplined Value VIP Fund)		$100	$314	$548	$1,221
Pro Forma Combined Portfolio (assuming reorganization of both Target Portfolios)		$100	$314	$548	$1,221

APPENDIX K

Proposal 11

Reorganization of the Guardian International Growth VIP Fund (the “Target Portfolio”) and the SA Fidelity Institutional AM® International Growth Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks total return consisting of long-term capital growth and current income.	The Portfolio’s investment goal is to seek long-term growth of capital.

Comparison of Fees and Expenses

The management fee and total annual fund operating expenses (i.e., on a gross basis) of the Acquiring Portfolio (Class 3 Shares) are less than those of the Target Portfolio, while total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Acquiring Portfolio (Class 3 Shares), with the inclusion of interest expenses, are one basis point higher than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee and total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio. The pro forma total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) after excluding estimated interest expenses will be the same as the Target Portfolio until April 30, 2029 pursuant to a fee waiver and/or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Combined Portfolio may change.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio (Class 3 Shares)	Combined Portfolio (Class 3 Shares)
Management Fees	0.80%	0.77%	0.76%

Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%
Interest Expense	N/A	0.01%	0.01%
Other Expenses	0.27%	0.13%	0.11%
Total Annual Fund Operating Expenses	1.32%	1.16%	1.13%
Fee Waiver and/or Expense Reimbursement	-0.21%[1,2]	-0.02%[3]	-0.01%[2,4]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%[1,2]	1.14%[3]	1.12%[2,4]

[1]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Target Portfolio to the extent necessary to limit the Target Portfolio’s Total Annual Target Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.11% of the Target Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

[3]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.88% and 1.13%, respectively, of the Acquiring Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Acquiring Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Acquiring Portfolio are subject to recoupment from the Acquiring Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

[4]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares exceed 1.11%, respectively, of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$113	$398	$703	$1,572
Acquiring Portfolio (Class 3)	$116	$367	$636	$1,407
Pro Forma Combined Portfolio (Class 3)	$114	$357	$620	$1,373

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
57%	115%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar in their shared focus on non-U.S. equity securities using fundamental analysis, but differ in several respects. Both Portfolios invest primarily in foreign equity securities, including in emerging markets, and both may concentrate their investments in one or a few countries or regions. The Target Portfolio invests primarily in large-capitalization companies, and will generally seek to diversify across at least three foreign countries, though it may invest a substantial portion of assets in a single country. The Target Portfolio may invest up to 15% of assets in emerging market companies and uses ESG assessment as an integrated part of its investment process. The Target Portfolio may also use currency forwards for risk management and exchange-traded futures for cash flow management as part of its principal investment strategies. The Acquiring Portfolio’s principal investment strategies impose no market capitalization constraint, permitting investment across small-, mid-, and large-capitalization companies throughout the world, including in emerging markets without a stated limit. The Acquiring Portfolio’s Subadviser uses a bottom-up fundamental approach, assessing each company’s potential for success in light of its financial condition, earnings outlook, strategy, management, industry position, and market and economic conditions. Active trading is a described feature of the Acquiring Portfolio’s investment strategies. Unlike the Target Portfolio, the Acquiring Portfolio’s principal investment strategies do not include ESG assessment, currency forwards, or exchange-traded futures.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and the Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies, including foreign subsidiaries of U.S. companies. The Fund invests primarily in large-capitalization companies, which J.P. Morgan Investment Management Inc., the Fund’s subadviser (the “Subadviser”), defines as companies with market capitalizations similar to companies in the MSCI® Europe, Australasia and Far East (“EAFE®”) Growth Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $2.2 billion to $497 billion as of March 31, 2026.

The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

The Subadviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadviser looks for established companies in economically developed countries and may invest up to 15% of the Fund’s assets in securities of companies whose principal business activities are located in emerging market countries.

The Subadviser generally considers countries included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country.

The Fund may invest in securities denominated in any currency and invests substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives.

The Portfolio attempts to achieve its goal by investing primarily in non-U.S. securities, including securities of issuers located in emerging markets, that demonstrate the potential for capital appreciation. Under normal circumstances, the Portfolio’s assets will be invested primarily in common stocks, which may include stocks trading in local markets under local currencies, American Depositary Receipts or Global Depositary Receipts. The Portfolio may invest in equity securities of companies in any market capitalization range. Under normal market conditions, the Portfolio will hold investments in a number of different countries and regions throughout the world. In buying and selling securities for the Portfolio, the subadviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors, such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The subadviser may engage in frequent and active trading of portfolio securities.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Subadviser, utilizing the insights of its global research platform, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The Subadviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

As part of its investment process, the Subadviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on the companies in which the Fund invests. The Subadviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Counterparty Risk, Depositary Receipts Risk, Derivatives Risk, and Forwards and Futures Contracts Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Small- and Mid-Cap Companies Risk and Affiliated Fund Rebalancing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks
● Market Risk ● Issuer Risk ● Active Management Risk ● Equity Securities Risk ● Emerging Markets Risk ● Foreign Investment and Currency Risk ● Geographic Focus Risk	● Equity Securities Risk ● Large-Cap Companies Risk ● Small- and Mid-Cap Companies Risk ● Growth Stock Risk ● Foreign Investment Risk ● Emerging Markets Risk ● Foreign Currency Risk

● Growth Investment Style Risk ● Sector Risk ● Large-Capitalization Company Risk ● Counterparty Risk ● Depositary Receipts Risk ● Derivatives Risk ● Forwards and Futures Contracts Risk	● Issuer Risk ● Management Risk ● Market Risk ● Country, Sector or Industry Focus Risk ● Active Trading Risk ● Affiliated Fund Rebalancing Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investment in the Acquiring Portfolio, and therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.

Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The MSCI EAFE® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The MSCI EAFE Growth Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 21.73% (quarter ended June 30, 2020) and the lowest return for a quarter was –17.27% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 13.22%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
Guardian International Growth VIP Fund	17.97%	2.78%	7.64%	9/1/2016
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	31.25%	8.93%	8.68%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	20.77%	4.43%	7.79%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the MSCI ACWI ex-U.S. Index (net) (a broad-based securities market index), which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 18.34% (quarter ended June 30, 2020) and the lowest return for a quarter was –18.74% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 11.94%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
SA Fidelity Institutional AM® International Growth Portfolio (Class 1 Shares)	18.25%	6.02%	9.54%	5/1/2019
SA Fidelity Institutional AM® International Growth Portfolio (Class 3 Shares)	18.00%	5.76%	9.29%	5/1/2019
MSCI ACWI ex USA Index (net)	32.39%	7.91%	8.64%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	J.P. Morgan Investment Management Inc. (“JPMorgan”)	FIAM LLC
Portfolio Managers	Shane Duffy, CFA, Managing Director. Managed the Fund since Inception (September 1, 2016). James Andrew, CFA, Managing Director. Managed the Fund since May 1, 2023.	Sammy Simnegar, Portfolio Manager. Portfolio Manager of the Portfolio since 2019.

Zach Chadwick, CFA, Vice President. Managed the Fund since May 1, 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Shane Duffy, CFA

Managing Director of JPMorgan

Shane Duffy is a managing director and portfolio manager in the International Equity Group of JPMorgan, based in London. He leads the International Growth investment team. An employee since 1999, Mr. Duffy was a global research analyst covering the consumer discretionary sector prior to managing the International Growth strategy. He holds an M.A. in History from Cambridge University and is a CFA charterholder.

James Andrew, CFA

Managing Director of JPMorgan

James Andrew is a managing director and portfolio manager in the International Equity Group of JPMorgan, based in London, focused on International Growth portfolios. An employee since 2007, Mr. Andrew previously held the role of a research analyst specializing in consumer discretionary, having previously been part of the European Apparel & Specialty Retail team at Sanford C. Bernstein. Prior to Bernstein, He was an investment manager with shareholder activist fund Hermes Focus Asset Management. Mr. Andrew holds an M.Eng. in Manufacturing Engineering from Cambridge University and is a CFA charterholder.

Zach Chadwick, CFA

Vice President of JPMorgan

Zach Chadwick is a vice president and portfolio manager in the International Equity Group of JPMorgan, based in London, focused on International Growth portfolios. An employee since 2017, Mr. Chadwick was previously a portfolio manager in the UK Equities team having joined the firm as a graduate trainee. He holds a B.Sc. in Chemistry from Durham University and is a CFA charterholder.

Acquiring Portfolio

Mr. Simnegar is Portfolio Manager of the Acquiring Portfolio, which he has managed since May 2019. He also manages other funds. Since joining FIAM in 1998, Mr. Simnegar has worked as an equity research analyst and portfolio manager.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk

Guardian International Growth VIP Fund	SA Fidelity Institutional AM International Growth Portfolio
subject to the risks described in Appendix R to different degrees.

APPENDIX L

Proposal 12

Reorganization of the Guardian Global Utilities VIP Fund (the “Target Portfolio”) and the SA Large Cap Value Index Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are different, as shown below. The Target Portfolio’s objective is to seek total return, whereas the Acquiring Portfolio seeks performance corresponding with that of an index. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks total return.	The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Value Index.

Comparison of Fees and Expenses

The management fee, total annual fund operating expenses (i.e., on a gross basis) and total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) are less for the Acquiring Portfolio (Class 3 Shares) than those of the Target Portfolio. Following the Reorganization, and as shown below, the management fee and pro forma total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio and pro forma total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) are expected to be less than those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver and/or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Combined Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Acquiring Portfolio (Class 3 Shares) are based on fees and expenses incurred during the 12-month period ended January 31, 2026. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the Combined Portfolio’s fiscal year. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio (Class 3 Shares)	Combined Portfolio (Class 3 Shares)
Management Fees	0.73%	0.30%	0.30%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.32%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.30%	0.61%	0.61%
Fee Waiver and/or Expense Reimbursement	-0.18%[1,2]	-0.01%[3]	-0.01%[4]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%[1,2]	0.60%[3]	0.60%[4]

[1]

Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Target Portfolio to the extent necessary to limit the Target Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.12% of the Target Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expense after Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

[3]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Acquiring Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.35% and 0.60%, respectively, of the Acquiring Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Acquiring Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Acquiring Portfolio are subject to recoupment from the Acquiring Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended

[4]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares of the Combined Portfolio exceed 0.60% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating

Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$114	$394	$696	$1,552
Acquiring Portfolio (Class 3)	$61	$194	$339	$761
Pro Forma Combined Portfolio (Class 3)	$61	$193	$338	$760

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
28%	42%

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are materially different. The Target Portfolio invests at least 80% of its assets in securities of companies in the utilities industry worldwide under normal circumstances. The Subadviser applies an integrated active management approach combining top-down macroeconomic and regulatory analysis with bottom-up stock selection, and may use derivatives for risk reduction, market exposure management, and return enhancement. In contrast, the Acquiring Portfolio is a passively-managed index fund that seeks to replicate the performance of the S&P 500® Value Index, a broad market index measuring large-cap U.S. dollar-denominated U.S. equities, and will not concentrate in the securities of any industry except to approximately the same extent as the Index. The Acquiring Portfolio’s principal investment strategies are limited to U.S. large-cap equities.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies in the utilities industry (or utilities group of industries) worldwide. Wellington Management Company LLP (the “Subadviser”) considers a company to be in the utilities industry (or utilities group of industries) if it engages in the ownership or operation of facilities used in, or derives at least 50% of its assets or revenues from, the generation, transmission, or distribution of electricity, gas, or water. “Global securities” may include: common stock, depositary receipts, master limited partnerships (“MLPs”) (up to a maximum of 20% of the Fund’s net assets), preferred stock, and exchange traded funds (“ETFs”).

The Subadviser analyzes the competitive outlook for various industries within the utilities group of industries, identifying those industries it believes are likely to benefit from the current market environment, as well as individual opportunities within each industry. The Subadviser applies an integrated approach to portfolio management that incorporates macroeconomic, industry and company-specific factors, such as the regulatory environment, regional exposures, industry allocations, stock selection, contract pricing, and the Subadviser’s assessment of the sustainability of cash flow growth and intrinsic value. Industry weightings will reflect the Subadviser’s view as to both the macroeconomic environment and the relative attractiveness of stocks within the utilities industries. Holdings are generally diversified across the utilities group of industries, but may at times be concentrated in segments of the utilities industries (e.g., electricity, gas or water) that provide what the Subadviser considers to be the most compelling opportunities. The Subadviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Country

The Portfolio seeks to provide investment results that correspond with the performance of the S&P 500® Value Index (the “Index”). The Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: the ratios of book value, earnings and sales to price.

The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.

Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

and regional weights are a fallout of the stock-selection process, although the Fund typically maintains exposures to all major geographic regions. Investment in emerging markets is permitted up to 25% of Fund assets. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. The Fund may invest in companies of any size.

Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include swaps, forward contracts, options, currency derivatives (including currency forwards, futures, options, and spot transactions), and similar instruments or combinations thereof. Currency exposure is typically left unhedged, although hedging is permitted.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Active Management Risk, Utilities Risk, Concentration Risk, Geographic Focus Risk, Small-Capitalization Company Risk, Counterparty Risk, Depositary Receipts Risk, Emerging Markets Risk, Foreign Investment and Currency Risk, Forwards and Futures Contracts Risk, Master Limited Partnerships Risk, Options Risk, Other Investment Companies Risk, Swaps Risk, and Preferred Securities Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Large-Cap Companies Risk, Value Investing Risk, Failure to Match Index Performance Risk, “Passively Managed” Strategy Risk, and Affiliated Fund Rebalancing Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks
● Market Risk ● Issuer Risk ● Active Management Risk ● Equity Securities Risk ● Utilities Risk ● Concentration Risk ● Geographic Focus Risk ● Small-Capitalization Company Risk	● Equity Securities Risk ● Large-Cap Companies Risk ● Value Investing Risk ● Failure to Match Index Performance Risk ● “Passively Managed” Strategy Risk ● Issuer Risk ● Market Risk ● Derivatives Risk

●

Counterparty Risk

●

Depositary Receipts Risk

●

Derivatives Risk

●

Emerging Markets Risk

●

Foreign Investment and Currency Risk

●

Forwards and Futures Contracts Risk

●

Master Limited Partnerships Risk

●

Options Risk

●

Other Investment Companies Risk

●

Swaps Risk

●

Preferred Securities Risk

● Affiliated Fund Rebalancing Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Value Investing Risk. SunAmerica’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad;

changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Fund’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The MSCI® Europe, Australasia and Far East (“EAFE®”) Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The MSCI® ACWI® Utilities Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended September 30, 2024) and the lowest return for a quarter was –17.04% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 8.06%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
Guardian Global Utilities VIP Fund	26.93%	11.72%	10.55%	10/21/2019
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	31.25%	8.93%	9.44%
MSCI ACWI Utilities Index (reflects no deduction for fees, expenses or taxes)	23.49%	7.79%	7.26%

Acquiring Portfolio

The following bar chart illustrates the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio’s performance from calendar year to calendar year and the table compares the Acquiring Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the S&P 500® Value Index, which is relevant to the Acquiring Portfolio because it has characteristics similar to the Acquiring Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

BlackRock Investment Management, LLC assumed subadvisory duties of the Acquiring Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Acquiring Portfolio.

During the period shown in the bar chart, the highest return for a quarter was 14.39% (quarter ended December 31, 2020) and the lowest return for a quarter was –25.22% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 7.85%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
SA Large Cap Value Index Portfolio (Class 1 Shares)	12.80%	12.56%	11.23%	5/1/2018
SA Large Cap Value Index Portfolio (Class 3 Shares)	12.57%	12.28%	10.95%	5/1/2018

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.06%
S&P 500® Value Index (reflects no deduction for fees, expenses or taxes)	13.19%	12.96%	11.54%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Wellington Management Company LLP (“Wellington”)	BlackRock Investment Management, LLC
Portfolio Managers

G. Thomas Levering, Senior Managing Director, Partner, and Global Industry Analyst. Managed the Fund since Inception (October 21, 2019).

Juanjuan Niska, CFA, Senior Managing Director, Partner, and Global Industry Analyst. Managed the Fund since May 1, 2023.

Jennifer Hsui, CFA, Managing Director. Portfolio Manager of the Portfolio since 2025.

Peter Sietsema, CFA, Director. Portfolio Manager of the Portfolio since 2025.

Matt Waldron, CFA, Managing Director. Portfolio Manager of the Portfolio since 2025.

Steven White, Director. Portfolio Manager of the Portfolio since 2025.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

G. Thomas Levering

Senior Managing Director, Partner, and Global Industry Analyst of Wellington

Thomas Levering is a Senior Managing Director and Global Industry Analyst at Wellington. He joined Wellington in 2000. Mr. Levering concentrates on global utilities, energy related infrastructure. He conducts fundamental analysis on the companies within this industry group and manages portfolios based on his findings and market conditions. He has studied the investment potential of companies in global utilities and energy infrastructure for over 20 years. Prior to joining the firm in 2000, Mr. Levering was an associate with McKinsey & Co. (1998-2000). He also worked with The Northbridge Group as an associate and research analyst (1993-1996). In both instances, he served exclusively as a specialist consultant to power and gas sector clients. Mr. Levering received his MBA from the University of Pennsylvania (Wharton, 1997) and his A.B. in economics, cum laude, from Harvard University (1993).

Juanjuan Niska, CFA

Senior Managing Director, Partner, and Global Industry Analyst of Wellington

Juanjuan Niska specializes in the utility sector with coverage across US large cap, Asian and Emerging Market companies. She conducts fundamental analysis on the companies within her industry and assists in making buy/sell recommendations based on her findings. Ms. Niska joined Wellington in 2006. Previously, she worked as a research associate in the finance practice of Charles River Associates in Boston, providing analyses for security fraud litigation (2005-2006). She also has experience as a middle school teacher (1993-1996) and an operations manager for a textile machinery company in her native China (1997-2000). Ms. Niska graduated magna cum laude from Wellesley College with a B.A. in economics (2004). She holds the Chartered Financial Analyst designation, and is a member of the CFA Institute and the CFA Society Boston.

Acquiring Portfolio

Jennifer Hsui, CFA, Managing Director, is Global Head of Index Equity Investments within BGM. She leads the team responsible for delivering investment quality across roughly $5 trillion of BlackRock’s equity index funds and ETFs. Jennifer is a member of the BlackRock Global Operating Committee. BGM provides clients with superior market access and index investment outcomes. Our shared mission across these functions is to deliver investment, trading, financing and risk management excellence for clients every minute of every day, and to champion investor progress by relentlessly pursuing better ways for clients to access expanding investment opportunities. Ms. Hsui’s service with the firm dates back to 2006, including her years with BGI. Prior to her current role, Ms. Hsui was CIO and co-Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.

Peter Sietsema, CFA, Managing Director, is Americas Head of Institutional Portfolio Management for Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for all Institutional and Sub-Advised products. He leverages market expertise, a deep understanding of benchmark methodologies, and technology to consistently deliver precise investment performance. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2001. He is a CFA charter holder and holds the FINRA Series 7 and 63 licenses.

Matt Waldron, CFA, Managing Director, is Co-CIO for Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). Matt co-leads the CIO function, which is responsible for leading efforts to drive scale, quality and risk-managed investment outcomes for clients. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in Blackrock’s Multi Asset Client Solutions Group (BMACS), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC, an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.

Steven White, Managing Director, is the Head of Americas Index Equity ETF Portfolio Management within BlackRock Global Markets & Index Investments (BGM). In this role, he leads the portfolio management teams responsible for all U.S., Canadian, and Latin American iShares ETFs. Steven joined BlackRock in 2011 and has held several senior leadership positions. Most recently, he served as Co-Chief Investment Officer across Global Index Equity, where he oversaw investment and performance risk management, engaged with index providers, and helped shape global investment policy and strategy across Index Equity products. He earned a bachelor’s degree in economics and an MBA from San Diego State University.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Global Utilities VIP Fund	SA Large Cap Value Index Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Derivatives Risk ● Exchange-Traded Funds Risk ● Operational Risk

APPENDIX M

Proposal 13

Reorganization of the Guardian Large Cap Disciplined Growth VIP Fund (the “Target Portfolio”) and the SA Franklin Large Cap Disciplined Growth Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Both Portfolios’ investment objectives may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks to maximize long-term growth.	The Portfolio’s investment goal is to provide long-term capital growth.

Comparison of Fees and Expenses

Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) will be greater than that of the Target Portfolio, while pro forma total annual fund operating expenses (i.e., on a gross basis) of the Combined Portfolio will be greater than that of the Target Portfolio and the pro forma total annual fund operating expenses after fee waiver and/or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) are expected to be the same as those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver and/or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Combined Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses of the Pro Forma Combined Portfolio (Class 3) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the fiscal year. Only pro forma combined fees and expenses information is provided for the Acquiring Portfolio because the Acquiring Portfolio will not commence operations until one or more of the Reorganizations is completed. Future fees and expenses may be greater or less than those indicated below.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual	Pro Forma
	Target Portfolio	Combined Portfolio
Management Fees	0.58%	0.68%
Distribution and Service (12b-1 Fees)	0.25%	0.25%
Other Expenses	0.11%	0.06%

Total Annual Fund Operating Expenses	0.94%	0.99%
Fee Waiver and/or Expense Reimbursement	-0.07%[1]	-0.12%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%[1]	0.87%[2]

[1]

Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares of the Combined Portfolio exceed 0.87% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers and expense limitation arrangements remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Portfolio	$89	$293	$513	$1,148
Pro Forma Combined Portfolio (Class 3)	$89	$291	$523	$1,191

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
42%	— *

* The Acquiring Portfolio is newly formed and has no portfolio turnover information; however, it is anticipated that the Acquiring Portfolio’s portfolio turnover rate will likely be similar to that of the accounting survivor of its Reorganization, the Target Portfolio.

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are different in several material respects, notwithstanding that both Portfolios are non-diversified and invest primarily in large-capitalization growth equity securities. The Target Portfolio’s Subadviser, Wellington Management Company LLP, uses a concentrated, fundamental bottom-up approach focused on identifying companies with improving quality metrics, business momentum, and attractive relative valuations. The Target Portfolio may invest up to 20% of its total assets in foreign securities. By contrast, the Acquiring Portfolio employs a multi-manager, multi-sleeve structure with three distinct U.S. large cap growth strategies (Systematic, Diversified Growth, and Fundamental Growth), each managed through model portfolios provided by sub-sub-advisers affiliated with the Subadviser. The Acquiring Portfolio’s Systematic sleeve uses a factor-scoring methodology based on quality, value, sentiment, and alternatives, with final security selection determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Index. The Diversified Growth sleeve emphasizes security selection and fundamental, bottom-up analysis to identify high-quality, large-capitalization companies determined to be leaders in their industries with the potential to grow market share and earnings. The Fundamental Growth sleeve combines investment themes with fundamental research to identify durable growth companies with long-term growth prospects, high and/or improving capital returns, and a strong ownership culture that enable them to outperform across a range of economic environments. The Acquiring Portfolio may also invest in preferred stocks, convertible securities, derivatives (including options, futures, forwards, and swaps), and other equity-equivalent or equity-linked instruments, which are not described as part of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies with large market capitalizations. Wellington Management Company LLP, the Fund’s subadviser (the “Subadviser”), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index (the “Index”) at the time of purchase.

Although expected to change frequently, the market capitalization range of the Index was approximately $972 million to $4.2 trillion as of March 31, 2026.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund invests primarily in the common stock of growth-oriented companies. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of large capitalization growth companies.

For purposes of the Portfolio’s 80% investment policy, a company is considered to be a large capitalization company if its market capitalization is equal to or greater than the market capitalization of the smallest company in the Russell® 1000 Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Russell® 1000 Index was between approximately $17.107 million and $5.15 trillion. Also for purposes of the Portfolio’s 80% investment policy, a company is considered to be a growth company if it (i) issues securities that are represent-ed in a third-party growth-style index; or (ii) is above the relevant equity market median in at least two growth metrics similar to those commonly used by third-party growth index providers or third-party vendors in growth classifications, such as earnings growth, price-to-earnings or sales growth, among

The Fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The Subadviser employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors. Fund construction emphasizes stock-specific risk while seeking to minimize other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.

The Subadviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the Subadviser’s investment philosophy.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

others. The third-party growth-style indexes the Portfolio currently expects to use to identify growth companies are the Russell 3000® Growth Index and the MSCI All Country World Investable Market Growth Index, although the Portfolio may change the referenced indexes without prior notice.

Equity securities in which the Portfolio invests include common stocks and preferred stocks. In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, con-tracts for difference, and other swaps or similar instruments.

The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the information technology sector.

The Portfolio has three sleeves, each with a different US large cap growth investment strategy. Each sleeve uses one or more of the following investment strategies:

Systematic: This strategy uses a systematic process that applies a factor-scoring methodology to stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. This strategy also employs tracking error targets and constraints on beta, sector, industry, and style exposures. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Russell® 1000 Growth Index.

Diversified Growth: This strategy seeks diversification to help manage risk. It emphasizes security selection and fundamental, bottom-up analysis to identify companies with the potential to grow market share and earnings. It invests primarily in high-quality, large-cap companies that are determined to be leaders in their industries.

Fundamental Growth: This strategy combines investment themes with fundamental research to identify durable growth companies that have the potential to outperform across a range of economic environments. As used here, durable companies are companies determined to have long-term growth prospects, high and/or improving capital returns, and a strong ownership culture that enable them to outperform in a variety of economic environments. There are approximately 12 current investment themes, including A Healthier Tomorrow, Subscriptions and Consumables, Closer to Home, Digital Marketing and others. These themes will change over time.

SunAmerica has engaged Franklin Advisers, Inc. (the “Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.

The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Issuer Risk, Active Management Risk, Growth Investment Style Risk, and Foreign Investment and Currency Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Growth Stock Risk, Fundamental Investing Risk, Quantitative Investing Risk, Active Trading Risk, Non-Discretionary Implementation Risk, Affiliated Fund Rebalancing Risk, Multi-Manager Approach Risk, Preferred Stock Risk, and Derivatives Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Equity Securities Risk

●

Large-Capitalization Company Risk

●

Growth Investment Style Risk

●

Sector Risk

●

Foreign Investment and Currency Risk

●

Non-Diversified Fund Risk

●

Market Risk

●

Equity Securities Risk

●

Growth Stock Risk

●

Large-Cap Companies Risk

●

Non-Diversification Risk

●

Sector Risk

●

Fundamental Investing Risk

●

Quantitative Investing Risk

●

Active Trading Risk

●

Non-Discretionary Implementation Risk

●

Affiliated Fund Rebalancing Risk

●

Multi-Manager Approach Risk

●

Preferred Stock Risk

●

Derivatives Risk

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day to day and may decline significantly.

Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market.

Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Information Technology Sector Risk. To the extent that the Portfolio invests significantly in the information technology sector, the Portfolio will be sensitive to changes in, and the Portfolio’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Non-Discretionary Implementation Risk. With respect to the portion of the Portfolio that is managed by the subadviser pursuant to model portfolios provided by sub-sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause the Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Multi-Manager Approach Risk. While the investment styles employed by the subadviser and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 1000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell 1000® Growth Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown. The Acquiring Portfolio is newly organized and has no performance information.

During the period shown in the bar chart, the highest return for a quarter was 27.86% (quarter ended June 30, 2020) and the lowest return for a quarter was –21.93% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 5.21%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception
Guardian Large Cap Disciplined Growth VIP Fund	16.95%	12.01%	16.62%	9/1/2016
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.38%	13.59%	14.78%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.57%	15.32%	18.83%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-advisers and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Advisers	Wellington Management Company LLP (“Wellington”)	Franklin Advisers, Inc.; Putnam Investment Management, LLC; ClearBridge Investments, LLC
Portfolio Managers

Douglas W. McLane, CFA, Senior Managing Director, Partner, and Equity Portfolio Manager. Managed the Fund since May 1, 2017.

David A. Siegle, CFA, Managing Director and Equity Portfolio Manager. Managed the Fund since May 1, 2017.

Nick Hooten, CFA, Senior Vice President, Head of Client Investment Solutions since 2026.

Jacqueline Hurley Kenney, CFA, Senior Vice President, Portfolio Manager, Head of Direct Implementation since 2026.

Eric Johnson, CFA, Vice President, Associate Portfolio Manager, Senior Research Analyst since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Douglas W. McLane, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Douglas McLane is a Senior Managing Director and Equity Portfolio Manager at Wellington on the Disciplined Equity Team. Additionally, he conducts fundamental analysis on equity investments, focusing on the consumer, industrials, and materials sectors. Prior to joining Wellington in 2011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009-2011) and an analyst at Sirios Capital Management (2003-2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999-2001) and The Carson Group (1996-1999). Mr. McLane earned his MBA from the Kellogg School of Management at Northwestern University (2003) and his B.A. in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

David A. Siegle, CFA

Managing Director and Equity Portfolio Manager of Wellington

David Siegle is a Managing Director and Equity Portfolio Manager at Wellington on the Disciplined Equity Team. He participates in the management of equity assets on behalf of clients, drawing broadly on the research capabilities across Wellington. Additionally, he conducts fundamental analysis on U.S. equity investments, focusing on the health care, information technology, and industrials sectors. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. Prior to joining the Disciplined Equity Team, Mr. Siegle worked as an equity research analyst on the Global and International Growth Team, and as an analyst in the Quantitative Equity

Investment Group. He joined Wellington in 2001. He earned his B.A. in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Boston.

Acquiring Portfolio

Nick Hooten, CFA is a Senior Vice President and Head of Client Investment Solutions for Franklin Templeton Investment Solutions (“FTIS”). He is responsible for the growth of FTIS through the development and management of innovative investment solutions. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Jacqueline Hurley Kenney, CFA, is a Senior Vice President, Portfolio Manager, and Head of Direct Implementation for FTIS. She is responsible for multi-asset strategies, including target-date, target-risk, volatility controlled, ESG and customized solutions. Ms. Kenney was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2010, Ms. Kenney was employed at Deutsche Asset Management. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney received her B.A. from Colgate University and her M.B.A. from the Ross School of Business at the University of Michigan.

Eric Johnson, CFA, is a Vice President and Senior Research Analyst for FTIS. He contributes to systematic equity and multi-asset strategies, and to cross-organization efforts within FTIS. Prior to Franklin Templeton, Mr. Johnson was a member of the research team at QS Investors, which combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Prior to QS Investors, Mr. Johnson was a quantitative analyst at Batterymarch Financial Management. Prior to joining Batterymarch, Mr. Johnson was an application engineer at MathWorks, creator of MATLAB software. Mr. Johnson holds a Bachelor of Science and a Master of Science in Mechanical Engineering from the University of Michigan. He is a CFA charterholder.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Large Cap Disciplined Growth VIP Fund	SA Franklin Large Cap Disciplined Growth Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Foreign Investment Risk ● Operational Risk ● Short-term Investment Risk

APPENDIX N

Proposal 14(a)

Comparison of the Guardian Core Fixed Income VIP Fund (the “Target Portfolio”) and the SA Franklin Core Fixed Income Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	The Portfolio’s investment goal is to maximize total return consistent with prudent risk.

Comparison of Fees and Expenses

Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 1 Shares) and the pro forma total annual fund operating expenses (i.e., on a gross basis) will be greater than those of the Target Portfolio and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 1 Shares) will be less than that of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 1 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 14(a) and 14(b) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
116%	—*

* The Acquiring Portfolio is newly formed and has no portfolio turnover information; however, it is anticipated that the Acquiring Portfolio’s portfolio turnover rate will likely be similar to that of the accounting survivor of its Reorganization, the Target Portfolio.

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar in that both Portfolios invest primarily in investment grade fixed income securities, but differ in several respects. The Target Portfolio’s Subadviser, FIAM LLC, uses bond market sector allocation, comprehensive credit analysis, and yield curve positioning, with an average duration target between 3 and 10 years. The Target Portfolio invests in investment grade debt securities of all types, including corporate debt, mortgage-backed and asset-backed securities, U.S. government securities, and Yankee Bonds. Up to 20% of the Target Portfolio’s assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Target Portfolio may use dollar roll transactions and enter into exchange-traded or over-the-counter derivatives for purposes including hedging, taking net long or short positions, equitizing cash, and adjusting sensitivity to interest rate or currency risk. The Target Portfolio may also invest in other investment companies, including ETFs, as well as commercial mortgage-backed securities and CLOs. The Acquiring Portfolio’s Subadviser, Franklin Advisers, Inc., targets an average effective duration within 20% of the Bloomberg U.S. Aggregate Bond Index. The Acquiring Portfolio presently intends to limit its investments to U.S. dollar-denominated securities and to invest generally in investment grade securities. The Acquiring Portfolio may invest up to 15% of its total assets in the securities of non-U.S. issuers and may invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Acquiring Portfolio may also purchase loans and other direct indebtedness, including bank loans. Both Portfolios may enter into exchange-traded and over-the-counter derivative transactions for hedging and non-hedging purposes.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in investment grade debt securities of all types and repurchase agreements for those securities. The Fund’s debt securities may include without limitation: long- and short-term corporate debt obligations; mortgage-backed, mortgage-related, and other asset-backed securities; convertible bonds; U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

FIAM LLC (the “Subadviser”) uses bond market sector allocation, comprehensive credit analysis and yield curve positioning to select securities for the Fund. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates. Under normal market conditions, the average duration of the Fund’s portfolio is expected to be between 3 and 10 years. Duration is a measure of a bond price’s sensitivity to changes in interest rates. The Fund may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. An investment grade security is one that is rated BBB- (or its equivalent) and higher by a credit rating agency registered as a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, has been determined by the Subadviser to be of comparable quality.

Although the Fund primarily invests in domestic securities, up to 20% of the Fund’s assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Fund may purchase or sell securities on a when issued, to-be-announced (“TBA”), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities.

SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica.

Although the Portfolio may invest in debt and fixed income securities of any maturity, under normal market circumstances, the target dollar-weighted average effective duration for the Portfolio is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Subadviser based on the Bloomberg U.S. Aggregate Bond Index. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Portfolio presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will generally only purchase debt securities rated, at the time of purchase, at least Baa3 by Moody’s Investors Service or BBB- by S&P Global Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated (as determined by the Subadviser). These securities are known as investment grade securities. The Portfolio may invest in securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. The Portfolio may invest up to 15% of its total assets in the securities of non-U.S. issuers and may invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Portfolio may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Portfolio may acquire securities maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation. Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.

The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), for cash management purposes or to seek exposure to a particular asset class. In addition, the Fund may invest in commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

The Subadviser regularly reviews the Fund’s investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or if it considers other investments more attractive.

on a when-issued, delayed delivery or to-be-announced basis. These transactions are arrangements under which the Portfolio buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures contracts on securities, securities indexes, currencies, interest rates or other financial instruments; options, including call and put options, purchased or written options, and options on securities, securities indexes, currencies, futures contracts, swaps or other instruments; and swaps, including total return swaps, equity swaps, index swaps, interest rate swaps, currency swaps, credit default swaps, volatility swaps and other swap agreements or similar instruments. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), credit default swap indices, options (including options on credit default swaps) and futures contracts. Other instruments may also be used from time to time.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Issuer Risk, Active Management Risk, Repurchase Agreement Risk, Convertible

Securities Risk, Counterparty Risk, Foreign Investment and Currency Risk, Forwards and Futures Contracts Risk, Liquidity and Valuation Risk, Options Risk, Other Investment Companies Risk, Sovereign Debt Risk, Swaps Risk, Collateralized Loan Obligation Risk, and Portfolio Turnover Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Fixed Income Securities Risk, Fundamental Investing Risk, U.S. and Non-U.S. Corporate Debt Securities Risk, Loan Risk, Non-U.S. Debt Risk, Affiliated Fund Rebalancing Risk, and Active Trading Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Credit Risk

●

Interest Rate Risk

●

Mortgage-Backed and Other Asset-Backed Securities Risk

●

Repurchase Agreement Risk

●

Convertible Securities Risk

●

When-Issued, Delayed Delivery, and Forward Commitment
Transaction Risk

●

U.S. Government Securities Risk

●

Counterparty Risk

●

Derivatives Risk

●

Foreign Investment and Currency Risk

●

Forwards and Futures Contracts Risk

●

Liquidity and Valuation Risk

●

Options Risk

●

Other Investment Companies Risk

●

Sovereign Debt Risk

●

Swaps Risk

●

Collateralized Loan Obligation Risk

●

Portfolio Turnover Risk

●

Market Risk

●

Fixed Income Securities Risk

●

Interest Rate Risk

●

Credit Risk

●

Derivatives Risk

●

Fundamental Investing Risk

●

When-Issued Securities, Delayed Delivery and Forward
Commitment Transactions Risk

●

U.S. and Non-U.S. Corporate Debt Securities Risk

●

Mortgage- and Asset-Backed Securities Risk

●

Loan Risk

●

Non-U.S. Debt Risk

●

U.S. Government Obligations Risk

●

Affiliated Fund Rebalancing Risk

●

Active Trading Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.

Fixed Income Securities Risk. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investments in fixed income securities could lose money. In addition, the Portfolio could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. A Portfolio may purchase or sell when-issued securities that have been authorized but not yet issued in the market. A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield.

U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Portfolio to greater risk than investments in U.S. corporate debt securities.

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.

Loan Risk. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and illiquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may lack liquidity or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.

Non-U.S. Debt Risk. The value of an investment in non-U.S. debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown. The Acquiring Portfolio is newly organized and has no performance information.

The Target Portfolio engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Target Portfolio’s prior manager and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 6.62% (quarter ended December 31, 2023) and the lowest return for a quarter was –4.44% (quarter ended September 30, 2022). The year-to-date calendar return as of June 30, 2026 was 0.64%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date
Guardian Core Fixed Income VIP Fund	6.61%	2.56%	5/2/2022
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.31%	2.85%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC

Sub-Adviser	FIAM LLC	Franklin Advisers, Inc.

Portfolio Managers

Celso Muñoz has managed the Portfolio since March 3, 2025.

Michael Plage has managed the Portfolio since March 3, 2025.

Stacie Ware has managed the Portfolio since March 3, 2025.

Brian Day has managed the Portfolio since March 3, 2025.

Michael Salm, Senior Vice President, Head of Market Strategy since 2026.

Albert Chan, CFA, Head of Portfolio Construction since 2026.

Patrick Klein, Ph.D., Senior Vice President, Portfolio Manager since 2026.

Julian Potenza has managed the Portfolio since May 1, 2026.

Tina Chou, Vice President, Portfolio Manager since 2026.

Thomas Nelson, CFA, Senior Vice President, Head of Market Strategy since 2026.

Nick Hooten, CFA, Senior Vice President, Head of Client In-vestment Solutions since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Celso Muñoz

Co-Portfolio Manager of FIAM LLC

Celso Muñoz is Co-Portfolio Manager for the Portfolio. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2005, Mr. Muñoz has worked as a research analyst and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Michael Plage

Co-Portfolio Manager of FIAM LLC

Michael Plage is Co-Portfolio Manager for the Portfolio. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2005, Mr. Plage has worked as a trader and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Stacie Ware

Co-Portfolio Manager of FIAM LLC

Stacie Ware is Co-Portfolio Manager for the Portfolio. She also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2018, Ms. Ware has worked as a quantitative analyst and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Brian Day

Co-Portfolio Manager of FIAM LLC

Brian Day is Co-Portfolio Manager for the Portfolio. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2012, Mr. Day has worked as a trader and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Julian Potenza

Co-Portfolio Manager of FIAM LLC

Julian Potenza is Co-Portfolio Manager for the Portfolio. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2007, Mr. Potenza has worked as a credit analyst and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Acquiring Portfolio

Michael Salm is a Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi Sector and Securitized strategies. Mr. Salm has been in the investment industry since 1989. Prior to his current role which he took on in 2024, Mr. Salm was the Chief Investment Officer of Fixed Income for Putnam and a member of Putnam’s Operating Committee from 2021 to 2023. He oversaw the strategy and positioning of Putnam’s fixed-income portfolios. Mr. Salm served as Co-Head of Fixed Income. Mr. Salm joined Putnam in 1997. Mr. Salm earned a B.S. in Applied Economics and Management from Cornell University.

Albert Chan, CFA is a portfolio manager and Head of Portfolio Construction within Franklin Templeton Fixed Income – Multi Sector. Prior to his current role which he took on in 2024, Mr. Chan was Head of Portfolio Construction for Putnam from 2016 to 2024 and was responsible for term structure strategies, including interest-rate and FX trading implementation, and quantitative modeling. He leads the team’s efforts in researching market and macroeconomic data, building quantitative models, recommending broad positioning and portfolio construction ideas, and overseeing and monitoring portfolio implementation. He has been in the investment industry since he joined Putnam in 2002. Previously at Putnam, Mr. Chan served on the Investment-Grade Corporate, Global Term Structure, and High-Yield Corporate teams, including as an Analyst and a Portfolio Manager. Mr. Chan earned an M.S. in Financial Engineering from the University of California, Berkeley, and a B.S. in Computer Engineering from Simon Fraser University.

Patrick Klein, Ph.D. is a Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi-Sector. Dr. Klein is responsible for leading a team managing multisector fixed income strategies, with a focus on portfolio construction and risk allocation. Prior to his current role, Dr. Klein was a research analyst for Franklin Templeton Fixed Income. He joined Franklin Templeton in 2005, specializing in mortgage-backed securities. Previously, he was a researcher at Sandia National Laboratories, developing models for the computer simulation of material behavior. Dr. Klein holds a bachelor of arts in mechanical engineering and materials science from Cornell University, and a PhD in mechanical engineering from Stanford University.

Tina Chou is a Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi Sector Strategies focused on analyzing corporate credit, credit derivatives, and relative value trades. Ms. Chou has over 18 years of experience in the financial services industry. Prior to her current role which she took on in 2018, Ms. Chou was a management consultant for Boston Consulting Group from 2001 to 2004. She joined Franklin Templeton in 2004 as a fixed income risk analyst. Ms. Chou holds a bachelor of science and masters of engineering in electrical engineering and computer science from the Massachusetts Institute of Technology, and an MBA with concentrations in finance and strategic management from the University of Chicago Booth School of Business.

Thomas Nelson, CFA is a Senior Vice President and Head of Market Strategy for FTIS. Mr. Nelson was the head of asset allocation portfolio management for FTIS, where he was responsible for oversight of the FTIS asset allocation portfolio management team. Mr. Nelson joined Franklin Templeton in 2007, where he co-founded the firm’s quantitative research services group before moving to FTIS in 2009. Prior to working at Franklin Templeton, Mr. Nelson worked for Bloomberg LP from 1991 to 2007, where he was most recently manager of the Americas market specialist teams. Mr. Nelson holds a bachelor of science degree in accounting from the University of Delaware.

Nick Hooten, CFA is a Senior Vice President and Head of Client Investment Solutions for Franklin Templeton Investment Solutions (“FTIS”). He is responsible for the growth of FTIS through the development and management of innovative investment solutions. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Core Fixed Income VIP Fund	SA Franklin Core Fixed Income Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● CLOs Risk ● Cybersecurity and Artificial Intelligence Risk ● Fixed-Income Securities Risk – Bond Risk ● Illiquidity Risk ● Operational Risk

Proposal 14(b)

Comparison of the Guardian U.S. Government/Credit VIP Fund (the “Target Portfolio”) and the SA Franklin Core Fixed Income Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks total return with an emphasis on current income as well as capital appreciation.	The Portfolio’s investment goal is to maximize total return consistent with prudent risk.

Comparison of Fees and Expenses

Following the Reorganization, and as shown below, the pro forma management fee and the total annual fund operating expenses before fee waiver and/or expense reimbursement (i.e., on a gross basis) of the Combined Portfolio (Class 3 Shares) will be greater than that of the Target Portfolio, and the total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be equal to that of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 14(a) and 14(b) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
157%	— *

* The Acquiring Portfolio is newly formed and has no portfolio turnover information; however, it is anticipated that the Acquiring Portfolio’s portfolio turnover rate will likely be similar to that of the accounting survivor of its Reorganization, the Guardian Core Fixed Income VIP Fund.

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar in that both Portfolios invest primarily in investment grade fixed income securities, but differ in several respects. The Target Portfolio’s Subadviser, Lord, Abbett & Co. LLC, uses a relative value-oriented investment process that combines top-down macroeconomic analysis with bottom-up fundamental security selection. The Target Portfolio invests in U.S. government securities, U.S. agency securities, corporate debt securities, mortgage-backed and other asset-backed securities, and other investment grade instruments, with a target average duration plus or minus two years of the Bloomberg US Government/Credit Intermediate Index. The Target Portfolio may invest up to 20% of its net assets in foreign fixed income securities and may use derivatives for hedging and non-hedging purposes. The Target Portfolio’s Subadviser may also consider ESG factors in its fundamental investment analysis where such factors could materially impact the economic value of an issuer, which is not a feature of the Acquiring Portfolio’s principal investment strategies. The Acquiring Portfolio’s Subadviser, Franklin Advisers, Inc., targets an average effective duration within 20% of the Bloomberg U.S. Aggregate Bond Index. The Acquiring Portfolio presently intends to limit its investments to U.S. dollar-denominated securities and to invest generally in investment grade securities. The Acquiring Portfolio may invest up to 15% of its total assets in the securities of non-U.S. issuers and may invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Acquiring Portfolio may also purchase loans and other direct indebtedness, including bank loans. Both Portfolios may enter into exchange-traded and over-the-counter derivative transactions for hedging and non-hedging purposes.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in a diversified portfolio of investment grade fixed income securities. The Fund invests in U.S. government securities, U.S. agency securities, corporate debt securities, mortgage-backed and other asset-backed securities, and other investment grade fixed income instruments. Lord, Abbett & Co. LLC, the Fund’s subadviser (the “Subadviser”), uses a relative value-oriented investment process that seeks to identify fixed income securities the Subadviser believes are undervalued relative to others in the market. The Subadviser combines top-down macroeconomic analysis with bottom-up fundamental security selection, incorporating quantitative tools and fundamental research. The Fund expects to maintain an average duration plus or minus two years of the benchmark’s duration, as measured by the Bloomberg US Government/Credit Intermediate Index. The Fund may invest up to 20% of its net assets in foreign fixed income securities. The Fund may use derivatives, including futures, forward contracts, options, and swaps, for hedging and non-hedging purposes, including duration management and sector exposure adjustment.

The Subadviser normally invests the Fund’s assets across different industries and sectors, but the Subadviser may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector. The Subadviser may also invest a significant percentage of the Fund’s assets in issuers in a single country or geographic region.

A team of investment research analysts selects investments for the Fund. The Subadviser generally expects the Fund’s exposure to broad industry categories to approximate the exposure of the Russell 3000® Index (the “Index”) to these broad industry categories using the Subadviser’s custom industry categories to classify the Fund and the Index’s holdings.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities.

SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica.

Although the Portfolio may invest in debt and fixed income securities of any maturity, under normal market circumstances, the target dollar-weighted average effective duration for the Portfolio is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Subadviser based on the Bloomberg U.S. Aggregate Bond Index. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Portfolio presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will generally only purchase debt securities rated, at the time of purchase, at least Baa3 by Moody’s Investors Service or BBB- by S&P Global Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated (as determined by the Subadviser). These securities are known as investment grade securities. The Portfolio may invest in securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. The Portfolio may invest up to 15% of its total assets in the securities of non-U.S. issuers and may invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Portfolio may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Portfolio may acquire securities on a when-issued, delayed delivery or to-be-announced

The Subadviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered by the Subadviser may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The Subadviser may also consider environmental, social, and governance (“ESG”) factors in its fundamental investment analysis where the Subadviser believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered by the Subadviser.

basis. These transactions are arrangements under which the Portfolio buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures contracts on securities, securities indexes, currencies, interest rates or other financial instruments; options, including call and put options, purchased or written options, and options on securities, securities indexes, currencies, futures contracts, swaps or other instruments; and swaps, including total return swaps, equity swaps, index swaps, interest rate swaps, currency swaps, credit default swaps, volatility swaps and other swap agreements or similar instruments. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), credit default swap indices, options (including options on credit default swaps) and futures contracts. Other instruments may also be used from time to time.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Foreign Exposure Risk, Issuer Risk, Active Management Risk, Municipal Obligations Risk, Collateralized Loan Obligation Risk, Counterparty Risk, Forwards and Futures Contracts Risk, Inflation-Linked Investments Risk, Emerging Markets Risk, Foreign Investment and Currency Risk, Liquidity and Valuation Risk, Options Risk, Swaps Risk, and Portfolio Turnover Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Fixed Income Securities Risk, Fundamental Investing Risk, When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk, U.S. and Non-U.S. Corporate Debt Securities Risk, Loan Risk, Non-U.S. Debt Risk, Affiliated Fund Rebalancing Risk, and Active Trading Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Foreign Exposure Risk

●

Issuer Risk

●

Active Management Risk

●

U.S. Government Securities Risk

●

Credit Risk

●

Interest Rate Risk

●

Mortgage-Backed and Other Asset-Backed Securities Risk

●

Market Risk

●

Fixed Income Securities Risk

●

Interest Rate Risk

●

Credit Risk

●

Derivatives Risk

●

Fundamental Investing Risk

●

When-Issued Securities, Delayed Delivery and Forward
Commitment Transactions Risk

●

U.S. and Non-U.S. Corporate Debt Securities Risk

●

Municipal Obligations Risk

●

Collateralized Loan Obligation Risk

●

Counterparty Risk

●

Derivatives Risk

●

Forwards and Futures Contracts Risk

●

Inflation-Linked Investments Risk

●

Emerging Markets Risk

●

Foreign Investment and Currency Risk

●

Liquidity and Valuation Risk

●

Options Risk

●

Swaps Risk

●

Portfolio Turnover Risk

● Mortgage- and Asset-Backed Securities Risk ● Loan Risk ● Non-U.S. Debt Risk ● U.S. Government Obligations Risk ● Affiliated Fund Rebalancing Risk ● Active Trading Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.

Fixed Income Securities Risk. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investments in fixed income securities could lose money. In addition, the Portfolio could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. A Portfolio may purchase or sell when-issued securities that have been authorized but not yet issued in the market. A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield.

U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Portfolio to greater risk than investments in U.S. corporate debt securities.

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.

Loan Risk. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and illiquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may lack liquidity or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.

Non-U.S. Debt Risk. The value of an investment in non-U.S. debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Bloomberg US Aggregate Bond Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Bloomberg US Intermediate Government/Credit Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown. The Acquiring Portfolio is newly organized and has no performance information.

The Target Porfolio engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund’s prior manager and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 5.04% (quarter ended December 31, 2023) and the lowest return for a quarter was –4.19% (quarter ended March 31, 2022). The year-to-date calendar return as of June 30, 2026 was 0.19%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception	Inception Date
Guardian U.S. Government/Credit VIP Fund	6.72%	0.21%	1.01%	10/21/2019
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.31%	-0.36%	0.96%	10/21/2019
Bloomberg US Intermediate Government/Credit Index (reflects no deduction for fees, expenses or taxes)	6.97%	0.96%	1.85%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-adviser, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Adviser	Lord, Abbett & Co. LLC	Franklin Advisers, Inc.
Portfolio Managers	Andrew H. O’Brien, CFA, began managing the Portfolio on March 3, 2025. Ty J. Kern began managing the Portfolio on March 3, 2025. Gregory H. Benz, CFA, began managing the Portfolio on March 3, 2025.

Michael Salm, Senior Vice President, Head of Market Strategy since 2026.

Albert Chan, CFA, Head of Portfolio Construction since 2026.

Patrick Klein, Ph.D., Senior Vice President, Portfolio Manager since 2026.

Tina Chou, Vice President, Portfolio Manager since 2026.

Thomas Nelson, CFA, Senior Vice President, Head of Market Strategy since 2026.

Nick Hooten, CFA, Senior Vice President, Head of Client In-vestment Solutions since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Andrew H. O’Brien, CFA

Partner and Portfolio Manager of Lord Abbett

Andrew H. O’Brien is a Partner and Portfolio Manager of Lord Abbett and is the lead portfolio manager of the Guardian U.S. Government/Credit VIP Fund. He joined Lord Abbett in 1998 and has been a member of the team managing this Portfolio since March 3, 2025.

Ty J. Kern

Portfolio Manager of Lord Abbett

Ty J. Kern is a Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2021 and has been a member of the team since 2025.

Gregory H. Benz, CFA

Portfolio Manager of Lord Abbett

Gregory H. Benz is a Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2016 and has been a member of the team since 2025.

Acquiring Portfolio

Michael Salm is a Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi Sector and Securitized strategies. Mr. Salm has been in the investment industry since 1989. Prior to his current role which he took on in 2024, Mr. Salm was the Chief Investment Officer of Fixed Income for Putnam and a member of Putnam’s Operating Committee from 2021 to 2023. He oversaw the strategy and positioning of Putnam’s fixed-income portfolios. Mr. Salm served as Co-Head of Fixed Income. Mr. Salm joined Putnam in 1997. Mr. Salm earned a B.S. in Applied Economics and Management from Cornell University.

Albert Chan, CFA is a portfolio manager and Head of Portfolio Construction within Franklin Templeton Fixed Income – Multi Sector. Prior to his current role which he took on in 2024, Mr. Chan was Head of Portfolio Construction for Putnam from 2016 to 2024 and was responsible for term structure strategies, including interest-rate and FX trading implementation, and quantitative modeling. He leads the team’s efforts in researching market and macroeconomic data, building quantitative models, recommending broad positioning and portfolio construction ideas, and overseeing and monitoring portfolio implementation. He has been in the investment industry since he joined Putnam in 2002. Previously at Putnam, Mr. Chan served on the Investment-Grade Corporate, Global Term Structure, and High-Yield Corporate teams, including as an Analyst and a Portfolio Manager. Mr. Chan earned an M.S. in Financial Engineering from the University of California, Berkeley, and a B.S. in Computer Engineering from Simon Fraser University.

Patrick Klein, Ph.D. is a Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi-Sector. Dr. Klein is responsible for leading a team managing multisector fixed income strategies, with a focus on portfolio construction and risk allocation. Prior to his current role, Dr. Klein was a research analyst for Franklin Templeton Fixed Income. He joined Franklin Templeton in 2005, specializing in mortgage-backed securities. Previously, he was a researcher at Sandia National Laboratories, developing models for the computer simulation of material behavior. Dr. Klein holds a bachelor of arts in mechanical engineering and materials science from Cornell University, and a PhD in mechanical engineering from Stanford University.

Tina Chou is a Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi Sector Strategies focused on analyzing corporate credit, credit derivatives, and relative value trades. Ms. Chou has over 18 years of experience in the financial services industry. Prior to her current role which she took on in 2018, Ms. Chou was a management consultant for Boston Consulting Group from 2001 to 2004. She joined Franklin Templeton in 2004 as a fixed income risk analyst. Ms. Chou holds a bachelor of science and masters of engineering in electrical engineering and computer science from the Massachusetts Institute of Technology, and an MBA with concentrations in finance and strategic management from the University of Chicago Booth School of Business.

Thomas Nelson, CFA is a Senior Vice President and Head of Market Strategy for FTIS. Mr. Nelson was the head of asset allocation portfolio management for FTIS, where he was responsible for oversight of the FTIS asset allocation portfolio management team. Mr. Nelson joined Franklin Templeton in 2007, where he co-founded the firm’s quantitative research services group before moving to FTIS in 2009. Prior to working at Franklin Templeton,

Mr. Nelson worked for Bloomberg LP from 1991 to 2007, where he was most recently manager of the Americas market specialist teams. Mr. Nelson holds a bachelor of science degree in accounting from the University of Delaware.

Nick Hooten, CFA is a Senior Vice President and Head of Client Investment Solutions for Franklin Templeton Investment Solutions (“FTIS”). He is responsible for the growth of FTIS through the development and management of innovative investment solutions. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian U.S. Government/Credit VIP Fund	SA Franklin Core Fixed Income Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● CLOs Risk ● Cybersecurity and Artificial Intelligence Risk ● Fixed-Income Securities - Bond Risk ● Illiquidity Risk ● Operational Risk

Comparison of Fees and Expenses for Proposals 14(a) and 14(b)

This table shows the fees and expenses that you may pay if you buy, hold, and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees, or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees, or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees, and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Pro Forma Combined Portfolio (Class 1 or Class 3 Shares) are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio (Class 1 or Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the fiscal year. Only pro forma combined fees and expenses information is provided for the Acquiring Portfolio because the Acquiring Portfolio will not commence operations until one or more of the Reorganizations is completed. Future fees and expenses may be greater or less than those indicated below.

Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and ParkAvenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. The pro forma columns represent the possibilities that the shareholders approve both of the Reorganizations (in which case, the pro forma annual total fund operating expenses both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis) would be lower than if they were each the sole Reorganization approved).

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Actual
	Target Portfolio
	Guardian Core Fixed Income VIP Fund	Guardian U.S. Government/Credit VIP Fund
Management Fees	0.44%	0.47%
Distribution and Service (12b-1 Fees)	N/A	0.25%
Other Expenses	0.13%	0.17%
Total Annual Fund Operating Expenses	0.57%	0.89%
Fee Waiver and/or Expense Reimbursement	0.00%	-0.16%[1,2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%	0.73%[1,2]

[1]

Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.73% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[2]

”Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

	Pro Forma
	Combined Portfolio (Class 1 Shares)	Combined Portfolio (Class 3 Shares)
Management Fees	0.55%	0.55%
Distribution and Service (12b-1 Fees)	N/A	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.61%	0.86%
Fee Waiver and/or Expense Reimbursement	-0.13%[1]	-0.13%[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.48%[1]	0.73%[1]

[1]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares of the Combined Portfolio exceed 0.48% and 0.73%, respectively, of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers and expense limitation arrangements remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges.

Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. The pro forma columns represent each of the possibilities that may result from the vote of shareholders: (i) shareholders approve only the Guardian Core Fixed Income VIP Fund Reorganization; (ii) shareholders approve only the Guardian U.S. Government/Credit VIP Fund Reorganization; and (iii) shareholders approve both of the Reorganizations (in which case, the pro forma expense examples would be the same as if they were each the sole Reorganization approved). Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Target Portfolios	Guardian Core Fixed Income VIP Fund[1]	$58	$183	$318	$714
	Guardian U.S. Government/Credit VIP Fund[2]	$75	$268	$477	$1,081
Pro Forma Combined Portfolio (Class 1 Shares)		$49	$168	$314	$737
Pro Forma Combined Portfolio (Class 3 Shares)		$75	$248	$451	$1,036

[1]	This Fund is being proposed to be reorganized into the Class 1 Shares of the Combined Portfolio.
[2]	This Fund is being proposed to be reorganized into the Class 3 Shares of the Combined Portfolio.

APPENDIX O

Proposal 15(a)

Comparison of the Guardian Small-Mid Cap Core VIP Fund (the “Target Portfolio”) and the SA Franklin Mid Cap Core Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s] investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks capital appreciation.	The Portfolio’s investment goal is to provide long-term capital growth.

Comparison of Fees and Expenses

Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) and the pro forma total annual fund operating expenses (i.e., on a gross basis) will be greater than those of the Target Portfolio and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than that of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 15(a), 15(b), 15(c) and 15(d) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
72%	— *

* The Acquiring Portfolio is newly formed and has no portfolio turnover information; however, it is anticipated that the Acquiring Portfolio’s portfolio turnover rate will likely be similar to that of the accounting survivor of its Reorganization, the Guardian Select Mid Cap Core VIP Fund.

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are different in several material respects, notwithstanding that both Portfolios invest in mid-capitalization equity securities. The Target Portfolio’s Subadviser, FIAM LLC, invests in small- and medium-capitalization companies (as defined by the Russell 2500® Index, market capitalization range of $4 million to $94 billion as of March 31, 2026), whereas the Acquiring Portfolio invests in mid-capitalization companies (as defined by the Russell Midcap® Index), resulting in a higher market capitalization exposure for the Acquiring Portfolio. The Target Portfolio’s Subadviser utilizes a fundamental, bottom-up investment process focused on companies with persistent, above-average earnings growth and strong financial characteristics at attractive valuations and may invest up to 25% of total assets in equity securities of foreign issuers, including ADRs and non-U.S. dollar-denominated securities. The Acquiring Portfolio employs a multi-manager, multi-sleeve structure with three distinct U.S. mid cap strategies (Systematic, Value, and Growth), each managed through model portfolios provided by sub-sub-advisers affiliated with the Subadviser. The Acquiring Portfolio’s Systematic sleeve uses a factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives, with final security selection determined through an optimization process. The Value sleeve seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The Growth sleeve uses a concentrated, high-conviction approach focused on quality companies with durable secular growth characteristics. The Acquiring Portfolio may also invest in preferred stocks, derivatives, and other equity-equivalent or equity-linked instruments, which are not described as part of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that FIAM LLC (the “Subadviser”) believes have similar economic characteristics, of small- and medium-capitalization companies. The Subadviser defines small- and medium-capitalization companies as companies with market capitalizations similar to companies in the Russell 2500® Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was $4 million to $94 billion as of March 31, 2026.

The Subadviser invests principally in common stocks of domestic and foreign small-and medium-capitalization companies that it believes are underpriced yet have attractive growth prospects. A central aspect of the Subadviser’s investment discipline is its emphasis on growth and valuation. The Subadviser utilizes a fundamental, bottom-up investment process, which focuses on companies with persistent, above-average earnings growth and strong financial characteristics. The Subadviser’s investment process is built on the foundation of the Subadviser’s extensive research coverage; the research team meets regularly with company management teams, and maintains active ratings, valuation work, price targets, and investment theses on a large portion of the U.S. small- and medium-capitalization universe. The Subadviser seeks to capture these insights and build an active portfolio of small- and medium-capitalization stocks with competitive growth and financial characteristics at attractive valuations.

The Fund may invest up to 25% of its total assets in equity securities of foreign issuers, including American

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies economically tied to the U.S. and in derivatives that have economic characteristics similar to such securities. For purposes of the Portfolio’s 80% investment policy, a company is considered to be a mid-capitalization company if it is included in the Russell Midcap® Index (the “Index”). Medium capitalization, or mid-cap, companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Index to the market capitalization of the largest company in the Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Index was between approximately $874.27 million and $250.12 billion. Equity securities in which the Portfolio invests include common stocks and preferred stocks.

In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments. The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.

Depositary Receipts (“ADRs”) and similar investments that are either U.S. dollar-denominated and/or traded on a U.S. stock exchange; as well as non-U.S. dollar-denominated securities traded on a foreign stock exchange.

The Subadviser may choose to sell or reduce position sizes for a number of reasons, including but not limited to: (i) the investment thesis has been realized which leads to less attractive valuation and/or the company has appreciated to a level where it no longer fits within the investment mandate; (ii) the investment case is less compelling than other new or existing ideas in the portfolio; or (iii) the investment thesis is no longer valid, and the stock no longer offers the excess return previously expected.

The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the financials, industrials and information technology sectors.

The Portfolio has three sleeves, each with a different US mid cap investment strategy. Each sleeve uses one or more of the following investment strategies:

Systematic: This strategy uses a systematic, factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Index.

Value Strategy: This strategy seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The strategy may rotate among segments of the opportunity set based on the SunAmerica’s assessment of relative risk and return potential.

Growth Strategy: This strategy uses a concentrated, high-conviction mid-cap growth approach focused on quality companies with durable secular growth characteristics. The strategy applies fundamental research and valuation discipline in selecting investments. As used here, durable companies are companies determined to have growth that will be sustainable over many years and can compound earnings at attractive rates over 5-10 years or longer.

SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.

The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Issuer Risk, Active Management Risk, Small-Capitalization Company Risk, Growth Investment Style Risk, Value Investment Style Risk, Depositary Receipts Risk, and Foreign Investment and Currency Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Medium Capitalization Companies Risk, Fundamental Investing Risk, Quantitative Investing Risk, Active Trading Risk, Non-Discretionary Implementation Risk, Affiliated Fund Rebalancing Risk, Multi-Manager Approach Risk, Preferred Stock Risk, and Derivatives Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Equity Securities Risk

●

Small-Capitalization Company Risk

●

Mid-Capitalization Company Risk

●

Sector Risk

●

Growth Investment Style Risk

●

Value Investment Style Risk

●

Depositary Receipts Risk

●

Foreign Investment and Currency Risk

●

Market Risk

●

Equity Securities Risk

●

Medium Capitalization Companies Risk

●

Sector Risk

●

Fundamental Investing Risk

●

Quantitative Investing Risk

●

Active Trading Risk

●

Non-Discretionary Implementation Risk

●

Affiliated Fund Rebalancing Risk

●

Multi-Manager Approach Risk

●

Preferred Stock Risk

●

Derivatives Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day to day and may decline significantly.

Medium Capitalization Companies Risk. The risk that medium capitalization companies in which the Portfolio may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. Medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Financials Sector Risk. The Portfolio may be susceptible to adverse economic or regulatory occurrences affecting the financial sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Portfolio’s investments more than if the Portfolio were not invested to such a degree in this sector. Companies in the financials sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory, and monetary policy changes.

Industrials Sector Risk. Industrials companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. To the extent that the Portfolio invests significantly in the information technology sector, the Portfolio will be sensitive to changes in, and the Portfolio’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Non-Discretionary Implementation Risk. With respect to the portion of the Portfolio that is managed by the subadviser pursuant to model portfolios provided by sub-sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause the Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Multi-Manager Approach Risk. While the investment styles employed by the subadviser and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell 2500 Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown. The Acquiring Portfolio is newly organized and has no performance information.

The Target Portfolio replaced its sub-adviser and modified its principal investment strategies as of May 1, 2026. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Target Portfolio’s prior sub-adviser and principal investment strategies.

During the period shown in the bar chart, the highest return for a quarter was 12.06% (quarter ended December 31, 2023) and the lowest return for a quarter was –15.52% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 18.02%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date
Guardian Small-Mid Cap Core VIP Fund	1.56%	1.01%	10/25/2021
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.16%	10.52%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	11.92%	4.07%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-advisers, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Advisers	FIAM LLC	Franklin Advisers, Inc.; Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC
Portfolio Managers	Forrest St. Clair has managed the Portfolio since May 1, 2026.

Nick Hooten, CFA, Senior Vice President, Head of Client Investment Solutions since 2026.

Jacqueline Hurley Kenney, CFA, Senior Vice President, Portfolio Manager, Head of Direct Implementation since 2026.

Eric Johnson, CFA, Vice President, Associate Portfolio Manager, Senior Research Analyst since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Forrest St. Clair

Portfolio Manager of FIAM LLC

Forrest St. Clair is the portfolio manager for the Portfolio. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 1998, Mr. St. Clair has worked as an analyst, and portfolio manager.

Acquiring Portfolio

Nick Hooten, CFA is a Senior Vice President and Head of Client Investment Solutions for Franklin Templeton Investment Solutions (“FTIS”). He is responsible for the growth of FTIS through the development and management of innovative investment solutions. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Jacqueline Hurley Kenney, CFA, is a Senior Vice President, Portfolio Manager, and Head of Direct Implementation for FTIS. She is responsible for multi-asset strategies, including target-date, target-risk, volatility controlled, ESG and customized solutions. Ms. Kenney was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2010, Ms. Kenney was employed at Deutsche Asset Management. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney received her B.A. from Colgate University and her M.B.A. from the Ross School of Business at the University of Michigan.

Eric Johnson, CFA, is a Vice President and Senior Research Analyst for FTIS. He contributes to systematic equity and multi-asset strategies, and to cross-organization efforts within FTIS. Prior to Franklin Templeton, Mr. Johnson was a member of the research team at QS Investors, which combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Prior to QS Investors, Mr. Johnson was a quantitative analyst at Batterymarch Financial Management. Prior to joining Batterymarch, Mr. Johnson was an application engineer at MathWorks, creator of MATLAB software. Mr. Johnson holds a Bachelor of Science and a Master of Science in Mechanical Engineering from the University of Michigan. He is a CFA charterholder.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Small-Mid Cap Core VIP Fund	SA Franklin Mid Cap Core Portfolio

Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk ● Real Estate Investment Trusts Risk

Guardian Small-Mid Cap Core VIP Fund	SA Franklin Mid Cap Core Portfolio
subject to the risks described in Appendix R to different degrees.

Proposal 15(b)

Comparison of the Guardian Select Mid Cap Core VIP Fund (the “Target Portfolio”) and the SA Franklin Mid Cap Core Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks long-term growth of capital.	The Portfolio’s investment goal is to provide long-term capital growth.

Comparison of Fees and Expenses

Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) and the pro forma total annual fund operating expenses (i.e., on a gross basis) will be greater than those of the Target Portfolio and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than that of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 15(a), 15(b), 15(c) and 15(d) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
60%	— *
*

The Acquiring Portfolio is newly formed and has no portfolio turnover information; however, it is anticipated that the Acquiring Portfolio’s portfolio turnover rate will likely be similar to that of the accounting survivor of its Reorganization, the Target Portfolio.

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are similar in that both Portfolios invest primarily in mid-capitalization equity securities, but differ in several respects. The Target Portfolio’s Subadviser, FIAM LLC, defines mid-capitalization companies by reference to both the Russell Midcap® Index and the S&P MidCap 400® Index, whereas the Acquiring Portfolio defines mid-capitalization companies solely by reference to the Russell Midcap® Index. The Target Portfolio typically allocates its assets across different market sectors approximating the sector weightings of the S&P 400 Index and may invest in both growth and value stocks, using fundamental bottom-up analysis. The Target Portfolio may also invest in equity securities of foreign issuers. The Acquiring Portfolio employs a multi-manager, multi-sleeve structure with three distinct U.S. mid cap strategies (Systematic, Value, and Growth), each managed through model portfolios provided by sub-sub-advisers affiliated with the Subadviser. The Acquiring Portfolio’s Systematic sleeve uses a factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives, with final security selection determined through an optimization process. The Value sleeve seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The Growth sleeve uses a concentrated, high-conviction approach focused on quality companies with durable secular growth characteristics. The Acquiring Portfolio may also invest in preferred stocks, derivatives, and other equity-equivalent or equity-linked instruments, which are not described as part of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

FIAM LLC, the Fund’s subadviser (the “Subadviser”), seeks to achieve the Fund’s objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in stocks, or other investments that the Subadviser believes have similar economic characteristics, of mid-capitalization companies. The Subadviser defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Index (the “Russell Index”) or the S&P MidCap 400® Index (the “S&P 400 Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Russell Index was approximately $907 million to $109.9 billion, and the market capitalization range of the S&P 400 Index was approximately $1.7 billion to $27.7 billion, as of March 31, 2026.

The Fund may also invest in securities of companies with smaller or larger market capitalizations. The Fund may invest in equity securities of domestic or foreign issuers. The Fund typically allocates its assets across different market sectors, including communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities, using other portfolio managers of the Subadviser to handle investments within each sector. The Subadviser expects the Fund’s sector allocations will approximate the sector weightings of the S&P 400 Index.

The Fund may invest in either “growth” stocks, “value” stocks, or both. The Subadviser uses fundamental analysis, which involves a “bottom-up” assessment of an issuer’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and market and economic conditions, to select the Fund’s investments.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies economically tied to the U.S. and in derivatives that have economic characteristics similar to such securities. For purposes of the Portfolio’s 80% investment policy, a company is considered to be a mid-capitalization company if it is included in the Russell Midcap® Index (the “Index”). Medium capitalization, or mid-cap, companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Index to the market capitalization of the largest company in the Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Index was between approximately $874.27 million and $250.12 billion. Equity securities in which the Portfolio invests include common stocks and preferred stocks.

In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments. The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.

The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the financials, industrials and information technology sectors.

The Portfolio has three sleeves, each with a different US mid cap investment strategy. Each sleeve uses one or more of the following investment strategies:

Systematic: This strategy uses a systematic, factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Index.

Value Strategy: This strategy seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The strategy may rotate among segments of the opportunity set based on the SunAmerica’s assessment of relative risk and return potential.

Growth Strategy: This strategy uses a concentrated, high-conviction mid-cap growth approach focused on quality companies with durable secular growth characteristics. The strategy applies fundamental research and valuation discipline in selecting investments. As used here, durable companies are companies determined to have growth that will be sustainable over many years and can compound earnings at attractive rates over 5-10 years or longer.

SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.

The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Issuer Risk, Active Management Risk, Growth Investment Style Risk, Value Investment Style Risk, and Foreign Investment and Currency Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Medium Capitalization Companies Risk, Fundamental Investing Risk, Quantitative Investing Risk, Active Trading Risk, Non-Discretionary Implementation Risk, Affiliated Fund Rebalancing Risk, Multi-Manager Approach Risk, Preferred Stock Risk, and Derivatives Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks

●

Market Risk

●

Issuer Risk

●

Active Management Risk

●

Equity Securities Risk

●

Mid-Capitalization Company Risk

●

Growth Investment Style Risk

●

Value Investment Style Risk

●

Foreign Investment and Currency Risk

●

Sector Risk

●

Market Risk

●

Equity Securities Risk

●

Medium Capitalization Companies Risk

●

Sector Risk

●

Fundamental Investing Risk

●

Quantitative Investing Risk

●

Active Trading Risk

●

Non-Discretionary Implementation Risk

●

Affiliated Fund Rebalancing Risk

●

Multi-Manager Approach Risk

●

Preferred Stock Risk

●

Derivatives Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day to day and may decline significantly.

Medium Capitalization Companies Risk. The risk that medium capitalization companies in which the Portfolio may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. Medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Financials Sector Risk. The Portfolio may be susceptible to adverse economic or regulatory occurrences affecting the financial sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Portfolio’s investments more than if the Portfolio were not invested to such a degree in this sector. Companies in the financials sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory, and monetary policy changes.

Industrials Sector Risk. Industrials companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. To the extent that the Portfolio invests significantly in the information technology sector, the Portfolio will be sensitive to changes in, and the Portfolio’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Non-Discretionary Implementation Risk. With respect to the portion of the Portfolio that is managed by the subadviser pursuant to model portfolios provided by sub-sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause the Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Multi-Manager Approach Risk. While the investment styles employed by the subadviser and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Standard & Poor’s MidCap 400 Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown. The Acquiring Portfolio is newly organized and has no performance information.

During the period shown in the bar chart, the highest return for a quarter was 12.28% (quarter ended December 31, 2023) and the lowest return for a quarter was –15.86% (quarter ended June 30, 2022). The year-to-date calendar return as of June 30, 2026 was 23.16%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	Since Inception	Inception Date
Guardian Select Mid Cap Core VIP Fund	10.34%	5.43%	10/25/2021
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.16%	10.52%
Standard & Poor’s Mid-Cap 400 Index (reflects no deduction for fees, expenses or taxes)	7.51%	5.63%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-advisers, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Advisers	FIAM LLC	Franklin Advisers, Inc.; Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC

Portfolio Managers	Christopher Lee has managed the Portfolio since August 16, 2022.

Nick Hooten, CFA, Senior Vice President, Head of Client Investment Solutions since 2026.

Jacqueline Hurley Kenney, CFA, Senior Vice President, Portfolio Manager, Head of Direct Implementation since 2026.

Eric Johnson, CFA, Vice President, Associate Portfolio Manager, Senior Research Analyst since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Christopher Lee

Chief Investment Officer, Multi-Manager Strategies/Portfolio Manager of FIAM LLC

Christopher Lee is the portfolio manager for the Portfolio. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2004, Mr. Lee has worked as an analyst, portfolio manager, sector leader, and managing director of research.

Acquiring Portfolio

Nick Hooten, CFA is a Senior Vice President and Head of Client Investment Solutions for Franklin Templeton Investment Solutions (“FTIS”). He is responsible for the growth of FTIS through the development and management of innovative investment solutions. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Jacqueline Hurley Kenney, CFA, is a Senior Vice President, Portfolio Manager, and Head of Direct Implementation for FTIS. She is responsible for multi-asset strategies, including target-date, target-risk, volatility controlled, ESG and customized solutions. Ms. Kenney was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2010, Ms. Kenney was employed at Deutsche Asset Management. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney received her B.A. from Colgate University and her M.B.A. from the Ross School of Business at the University of Michigan.

Eric Johnson, CFA, is a Vice President and Senior Research Analyst for FTIS. He contributes to systematic equity and multi-asset strategies, and to cross-organization efforts within FTIS. Prior to Franklin Templeton, Mr. Johnson was a member of the research team at QS Investors, which combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Prior to QS Investors, Mr. Johnson was a quantitative analyst at Batterymarch Financial Management. Prior to joining Batterymarch, Mr. Johnson was an application engineer at MathWorks, creator of MATLAB software. Mr. Johnson holds a Bachelor of Science and a Master of Science in Mechanical Engineering from the University of Michigan. He is a CFA charterholder.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Select Mid Cap Core VIP Fund	SA Franklin Mid Cap Core Portfolio

Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk ● Real Estate Investment Trusts Risk

Guardian Select Mid Cap Core VIP Fund	SA Franklin Mid Cap Core Portfolio

subject to the risks described in Appendix R to different degrees.

Proposal 15(c)

Comparison of the Guardian Mid Cap Relative Value VIP Fund (the “Target Portfolio”) and the SA Franklin Mid Cap Core Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks long-term capital appreciation.	The Portfolio’s investment goal is to provide long-term capital growth.

Comparison of Fees and Expenses

Following the Reorganization, and as shown below, the management fee of the Combined Portfolio (Class 3 Shares) and the pro forma total annual fund operating expenses (i.e., on a gross basis) will be greater than that of the Target Portfolio and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 15(a), 15(b), 15(c) and 15(d) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
33%	— *

* The Acquiring Portfolio is newly formed and has no portfolio turnover information; however, it is anticipated that the Acquiring Portfolio’s portfolio turnover rate will likely be similar to that of the accounting survivor of its Reorganization, the Guardian Select Mid Cap Core VIP Fund.

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are different in several respects, notwithstanding that both Portfolios invest primarily in mid-capitalization equity securities as defined by the Russell Midcap® Index. The Target Portfolio’s Subadviser, Allspring Global Investments, LLC, uses a bottom-up, fundamental value-oriented approach, seeking undervalued companies with favorable reward-to-risk ratios, durable asset bases, strong balance sheets, and sustainable cash flows. The Target Portfolio’s typical investments include securities of companies that are generally out of favor in the marketplace or are undergoing reorganization or other corporate action that may create above-average price appreciation. The Acquiring Portfolio, by contrast, employs a multi-manager, multi-sleeve structure with three distinct U.S. mid cap strategies (Systematic, Value, and Growth), each managed through model portfolios provided by sub-sub-advisers affiliated with the Subadviser. The Acquiring Portfolio’s Systematic sleeve uses a factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives, with final security selection determined through an optimization process. The Value sleeve seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The Growth sleeve uses a concentrated, high-conviction approach focused on quality companies with durable secular growth characteristics. The Acquiring Portfolio may also invest in preferred stocks, derivatives, and other equity-equivalent or equity-linked instruments, which are not described as part of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Allspring Global Investments, LLC, the Fund’s subadviser (the “Subadviser”), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $907 million to $109.9 billion as of March 31, 2026.

The Subadviser looks for undervalued companies that it believes have the potential for above average capital appreciation, and, in some instances, below average risk. Rigorous fundamental research drives the Subadviser’s search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include securities of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. The Subadviser regularly reviews the investments of the Fund and may sell a portfolio security when the security nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or the Subadviser identifies a more attractive investment opportunity.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies economically tied to the U.S. and in derivatives that have economic characteristics similar to such securities. For purposes of the Portfolio’s 80% investment policy, a company is considered to be a mid-capitalization company if it is included in the Russell Midcap® Index (the “Index”). Medium capitalization, or mid-cap, companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Index to the market capitalization of the largest company in the Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Index was between approximately $874.27 million and $250.12 billion. Equity securities in which the Portfolio invests include common stocks and preferred stocks.

In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments. The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.

The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the financials, industrials and information technology sectors.

The Portfolio has three sleeves, each with a different US mid cap investment strategy. Each sleeve uses one or more of the following investment strategies:

Systematic: This strategy uses a systematic, factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Index.

Value Strategy: This strategy seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The strategy may rotate among segments of the opportunity set based on the SunAmerica’s assessment of relative risk and return potential.

Growth Strategy: This strategy uses a concentrated, high-conviction mid-cap growth approach focused on quality companies with durable secular growth characteristics. The strategy applies fundamental research and valuation discipline in selecting investments. As used here, durable companies are companies determined to have growth that will be sustainable over many years and can compound earnings at attractive rates over 5-10 years or longer.

SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.

The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Issuer Risk, Active Management Risk, and Value Investment Style Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Medium Capitalization Companies Risk, Sector Risk, Fundamental Investing Risk, Quantitative Investing Risk, Active Trading Risk, Non-Discretionary Implementation Risk, Affiliated Fund Rebalancing Risk, Multi-Manager Approach Risk, Preferred Stock Risk, and Derivatives Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks
● Market Risk ● Issuer Risk ● Active Management Risk ● Equity Securities Risk ● Mid-Capitalization Company Risk ● Value Investment Style Risk

●

Market Risk

●

Equity Securities Risk

●

Medium Capitalization Companies Risk

●

Sector Risk

●

Fundamental Investing Risk

●

Quantitative Investing Risk

●

Active Trading Risk

●

Non-Discretionary Implementation Risk

●

Affiliated Fund Rebalancing Risk

●

Multi-Manager Approach Risk

●

Preferred Stock Risk

●

Derivatives Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day to day and may decline significantly.

Medium Capitalization Companies Risk. The risk that medium capitalization companies in which the Portfolio may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. Medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Financials Sector Risk. The Portfolio may be susceptible to adverse economic or regulatory occurrences affecting the financial sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Portfolio’s investments more than if the Portfolio were not invested to such a degree in this sector. Companies in the financials sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory, and monetary policy changes.

Industrials Sector Risk. Industrials companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. To the extent that the Portfolio invests significantly in the information technology sector, the Portfolio will be sensitive to changes in, and the Portfolio’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Non-Discretionary Implementation Risk. With respect to the portion of the Portfolio that is managed by the subadviser pursuant to model portfolios provided by sub-sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause the Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Multi-Manager Approach Risk. While the investment styles employed by the subadviser and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 3000 Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell Midcap® Value Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown. The Acquiring Portfolio is newly organized and has no performance information.

During the period shown in the bar chart, the highest return for a quarter was 19.83% (quarter ended December 31, 2020) and the lowest return for a quarter was –31.87% (quarter ended March 31, 2022). The year-to-date calendar return as of June 30, 2026 was 12.79%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Mid Cap Relative Value VIP Fund	5.61%	9.55%	9.12%	9/1/2016
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	17.16%	13.15%	14.43%
Russell MidCap® Value Index (reflects no deduction for fees, expenses or taxes)	11.06%	9.83%	9.07%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-advisers, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Advisers	Allspring Global Investments, LLC	Franklin Advisers, Inc.; Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC
Portfolio Managers	Bryant H. VanCronkhite, CFA has managed the Portfolio since inception (September 1, 2016). Shane Zweck has managed the Portfolio since 2020.

Nick Hooten, CFA, Senior Vice President, Head of Client Investment Solutions since 2026.

Jacqueline Hurley Kenney, CFA, Senior Vice President, Portfolio Manager, Head of Direct Implementation since 2026.

Eric Johnson, CFA, Vice President, Associate Portfolio Manager, Senior Research Analyst since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Bryant H. VanCronkhite, CFA

Senior Portfolio Manager, Co-Head of Special Global Equity of Allspring

Bryant VanCronkhite is a senior portfolio manager and co-head of the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). Prior to this, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004 before the acquisition of Strong Capital Management. Earlier, he was a mutual fund accountant for Strong. He began his investment industry career in 2003. Mr. VanCronkhite earned a bachelor’s degree and a master’s degree in professional accountancy from the University of Wisconsin, Whitewater, and is a certified public accountant. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Society Milwaukee and the AICPA.

Shane Zweck

Co-Portfolio Manager, Special Global Equity of Allspring

Shane Zweck is a co-portfolio manager for the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). Prior to joining WFAM, he was an investment analyst for Opportunity Capital Advisors. Mr. Zweck began his investment industry career in 2006. He earned a bachelor’s degree in business administration from the University of Wisconsin, Madison.

Acquiring Portfolio

Nick Hooten, CFA is a Senior Vice President and Head of Client Investment Solutions for Franklin Templeton Investment Solutions (“FTIS”). He is responsible for the growth of FTIS through the development and management of innovative investment solutions. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Jacqueline Hurley Kenney, CFA, is a Senior Vice President, Portfolio Manager, and Head of Direct Implementation for FTIS. She is responsible for multi-asset strategies, including target-date, target-risk, volatility controlled, ESG and customized solutions. Ms. Kenney was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2010, Ms. Kenney was employed at Deutsche Asset Management. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney received her B.A. from Colgate University and her M.B.A. from the Ross School of Business at the University of Michigan.

Eric Johnson, CFA, is a Vice President and Senior Research Analyst for FTIS. He contributes to systematic equity and multi-asset strategies, and to cross-organization efforts within FTIS. Prior to Franklin Templeton, Mr. Johnson was a member of the research team at QS Investors, which combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Prior to QS Investors, Mr. Johnson was a quantitative analyst at Batterymarch Financial Management. Prior to joining Batterymarch, Mr. Johnson was an application engineer at MathWorks, creator of MATLAB software. Mr. Johnson holds a Bachelor of Science and a Master of Science in Mechanical Engineering from the University of Michigan. He is a CFA charterholder.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Mid Cap Relative Value VIP Fund	SA Franklin Mid Cap Core Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk ● Real Estate Investment Trusts Risk

Proposal 15(d)

Comparison of the Guardian Mid Cap Traditional Growth VIP Fund (the “Target Portfolio”) and the SA Franklin Mid Cap Core Portfolio (the “Acquiring Portfolio”)

Comparison of Investment Objectives

The Target Portfolio’s and Acquiring Portfolio’s investment objectives are substantially similar, as shown below. Each of the Target Portfolio’s and the Acquiring Portfolio’s investment objective may be changed without shareholder approval.

Target Portfolio Investment Objective	Acquiring Portfolio Investment Objective
The Fund seeks long-term growth of capital.	The Portfolio’s investment goal is to provide long-term capital growth.

Comparison of Fees and Expenses

Following the Reorganization, and as shown below, the management fee, the pro forma total annual fund operating expenses (i.e., on a gross basis) and the pro forma total annual fund operating expenses after fee waiver/and or expense reimbursement (i.e., on a net basis) of the Combined Portfolio (Class 3 Shares) will be less than those of the Target Portfolio until April 30, 2029 pursuant to a fee waiver/and or expense reimbursement arrangement described in the section titled “Investment Advisory and Management Agreement” of the Proxy Statement/Prospectus. Following the expiration of the expense limitation agreement, it is possible that the total annual fund operating expenses of Class 3 shares of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the corresponding Target Portfolio.

Please refer to the section below titled Comparison of Fees and Expenses for Proposals 15(a), 15(b), 15(c) and 15(d) for comparative fee and expense information regarding the Target Portfolio and the Acquiring Portfolio.

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Target Portfolio Portfolio Turnover	Acquiring Portfolio Portfolio Turnover
21%	— *

* The Acquiring Portfolio is newly formed and has no portfolio turnover information; however, it is anticipated that the Acquiring Portfolio’s portfolio turnover rate will likely be similar to that of the accounting survivor of its Reorganization, the Guardian Select Mid Cap Core VIP Fund.

Comparison of Principal Investment Strategies

The Target Portfolio’s and Acquiring Portfolio’s principal investment strategies are different in several respects, notwithstanding that both Portfolios invest primarily in mid-capitalization equity securities. The Target Portfolio’s Subadviser, Janus Henderson Investors US LLC, invests primarily in common stocks selected for their growth potential, defining mid-capitalization companies by reference to the Russell Midcap® Growth Index (market capitalization range of approximately $122 million to $95 billion as of March 31, 2026). The Target Portfolio may also invest in foreign securities. The Target Portfolio employs a bottom-up approach, selecting investments based on the Subadviser’s assessment of a company’s attractiveness as an investment opportunity consistent with the Target Portfolio’s objective and strategies. The Acquiring Portfolio defines mid-capitalization companies by reference to the Russell Midcap® Index (rather than the Growth variant) and employs a multi-manager, multi-sleeve structure with three distinct U.S. mid cap strategies (Systematic, Value, and Growth), each managed through model portfolios provided by sub-sub-advisers affiliated with the Subadviser. The Acquiring Portfolio’s Systematic sleeve uses a factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives, with final security selection determined through an optimization process. The Value sleeve seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The Growth sleeve uses a concentrated, high-conviction approach focused on quality companies with durable secular growth characteristics. Unlike the Target Portfolio, which focuses exclusively on growth stocks, the Acquiring Portfolio’s Value sleeve specifically seeks undervalued mid-cap stocks. The Acquiring Portfolio may also invest in preferred stocks, derivatives, and other equity-equivalent or equity-linked instruments, which are not described as part of the Target Portfolio’s principal investment strategies.

The above provides a summary of certain key differences between the principal investment strategies of the Portfolios. For more information, please reference the Target Portfolio’s and Acquiring Portfolio’s principal investment strategies, which are provided in the table below:

Target Portfolio Principal Investment Strategies	Acquiring Portfolio Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Janus Henderson Investors US LLC, the Fund’s subadviser (the “Subadviser”), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Growth Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $122 million to $95 billion as of March 31, 2026. The Fund may also invest in foreign securities.

The Fund invests primarily in common stocks selected for their growth potential. The Subadviser applies a “bottom-up” approach in choosing investments. In other words, the Subadviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment objective and strategies.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies economically tied to the U.S. and in derivatives that have economic characteristics similar to such securities. For purposes of the Portfolio’s 80% investment policy, a company is considered to be a mid-capitalization company if it is included in the Russell Midcap® Index (the “Index”). Medium capitalization, or mid-cap, companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Index to the market capitalization of the largest company in the Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Index was between approximately $874.27 million and $250.12 billion. Equity securities in which the Portfolio invests include common stocks and preferred stocks.

In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments. The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes.

The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the financials, industrials and information technology sectors.

The Portfolio has three sleeves, each with a different US mid cap investment strategy. Each sleeve uses one or more of the following investment strategies:

Systematic: This strategy uses a systematic, factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Index.

Value Strategy: This strategy seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The strategy may rotate among segments of the opportunity set based on the SunAmerica’s assessment of relative risk and return potential.

Growth Strategy: This strategy uses a concentrated, high-conviction mid-cap growth approach focused on quality companies with durable secular growth characteristics. The strategy applies fundamental research and valuation discipline in selecting investments. As used here, durable companies are companies determined to have growth that will be sustainable over many years and can compound earnings at attractive rates over 5-10 years or longer.

SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.

The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

Comparison of Principal Investment Risks

An investment in the Target Portfolio and an investment in the Acquiring Portfolio are subject to certain similar principal risks. However, there are certain important differences between the principal risks of an investment in the Target Portfolio and an investment in the Acquiring Portfolio; notably, an investment in each Portfolio is subject to certain different principal risks than an investment in the other Portfolio. Key differences in principal risks include that the Target Portfolio considers Issuer Risk, Active Management Risk, Growth Investment Style Risk, and Foreign Investment and Currency Risk to be principal risks of the Target Portfolio, while the Acquiring Portfolio does not consider such risks to be principal risks of the Acquiring Portfolio. Meanwhile, the Acquiring Portfolio considers Medium Capitalization Companies Risk, Fundamental Investing Risk, Quantitative Investing Risk, Active Trading Risk, Non-Discretionary Implementation Risk, Affiliated Fund Rebalancing Risk, Multi-Manager Approach Risk, Preferred Stock Risk, and Derivatives Risk to be principal risks of the Acquiring Portfolio, while the Target Portfolio does not consider such risks to be principal risks of the Target Portfolio.

The principal risks of each Portfolio are set out in the tables below.

Target Portfolio Principal Risks	Acquiring Portfolio Principal Risks
● Market Risk ● Issuer Risk ● Active Management Risk ● Equity Securities Risk ● Mid-Capitalization Company Risk ● Growth Investment Style Risk ● Sector Risk ● Foreign Investment and Currency Risk

●

Market Risk

●

Equity Securities Risk

●

Medium Capitalization Companies Risk

●

Sector Risk

●

Fundamental Investing Risk

●

Quantitative Investing Risk

●

Active Trading Risk

●

Non-Discretionary Implementation Risk

●

Affiliated Fund Rebalancing Risk

●

Multi-Manager Approach Risk

●

Preferred Stock Risk

●

Derivatives Risk

The following discussion describes the principal risks that may affect the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that the Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity, or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Acquiring Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of risks of investing in the Acquiring Portfolio in the Acquiring Portfolio’s Prospectus and Statement of Additional Information:

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day to day and may decline significantly.

Medium Capitalization Companies Risk. The risk that medium capitalization companies in which the Portfolio may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. Medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Financials Sector Risk. The Portfolio may be susceptible to adverse economic or regulatory occurrences affecting the financial sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Portfolio’s investments more than if the Portfolio were not invested to such a degree in this sector. Companies in the financials sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory, and monetary policy changes.

Industrials Sector Risk. Industrials companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. To the extent that the Portfolio invests significantly in the information technology sector, the Portfolio will be sensitive to changes in, and the Portfolio’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Non-Discretionary Implementation Risk. With respect to the portion of the Portfolio that is managed by the subadviser pursuant to model portfolios provided by sub-sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause the Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Multi-Manager Approach Risk. While the investment styles employed by the subadviser and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Comparison of Performance Information

Target Portfolio

The following information provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio’s performance from year to year and by showing how the Target Portfolio’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index serves as the Target Portfolio’s regulatory index and provides a broad measure of market performance. The Russell Midcap® Growth Index is the Target Portfolio’s additional index and was selected to align more closely with the Target Portfolio’s investment strategy and portfolio holdings. The Target Portfolio’s past performance is not necessarily an indication of how the Target Portfolio will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown. The Acquiring Portfolio is newly organized and has no performance information.

During the period shown in the bar chart, the highest return for a quarter was 23.81% (quarter ended June 30, 2020) and the lowest return for a quarter was –25.85% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2026 was 9.32%.

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception	Inception Date
Guardian Mid Cap Traditional Growth VIP Fund	8.14%	6.98%	11.62%	9/1/2016
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.16%	13.15%	14.43%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	8.66%	6.65%	12.61%

Comparison of Management of the Portfolios

The Acquiring Portfolio will have a different investment adviser, sub-advisers, and portfolio management team than the Target Portfolio, as shown below.

	Target Portfolio	Acquiring Portfolio
Adviser	Park Avenue Institutional Advisers LLC	SunAmerica Asset Management, LLC
Sub-Advisers	Janus Henderson Investors US LLC	Franklin Advisers, Inc.; Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC
Portfolio Managers	Brian Demain, CFA, has managed the Portfolio since inception (September 1, 2016). Cody Wheaton, CFA, has managed the Portfolio since inception (September 1, 2016).

Nick Hooten, CFA, Senior Vice President, Head of Client Investment Solutions since 2026.

Jacqueline Hurley Kenney, CFA, Senior Vice President, Portfolio Manager, Head of Direct Implementation since 2026.

Eric Johnson, CFA, Vice President, Associate Portfolio Manager, Senior Research Analyst since 2026.

The following section provides biographical information about the portfolio managers of the Target Portfolio and Acquiring Portfolio.

Target Portfolio

Brian Demain, CFA

Portfolio Manager of Janus

Brian Demain is a Portfolio Manager of the Janus Henderson Mid Cap Growth Managed Account, a position he has held since 2007. Mr. Demain joined Janus in July 1999 as an Equity Research Analyst. From July 1999 to October 2007, Mr. Demain served as an Equity Research Analyst, focusing on companies in the media and communications sectors and from 2004 to 2007 he led the Communications Sector Research Team. Mr. Demain received his bachelor’s degree in economics from Princeton University. Mr. Demain holds the Chartered Financial Analyst® designation.

Cody Wheaton, CFA

Portfolio Manager of Janus

Cody Wheaton is a Portfolio Manager of the Janus Henderson Mid Cap Growth Managed Account, a position he has held since July 2016. Mr. Wheaton joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst® designation.

Acquiring Portfolio

Nick Hooten, CFA is a Senior Vice President and Head of Client Investment Solutions for Franklin Templeton Investment Solutions (“FTIS”). He is responsible for the growth of FTIS through the development and management of innovative investment solutions. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Jacqueline Hurley Kenney, CFA, is a Senior Vice President, Portfolio Manager, and Head of Direct Implementation for FTIS. She is responsible for multi-asset strategies, including target-date, target-risk, volatility controlled, ESG and customized solutions. Ms. Kenney was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2010, Ms. Kenney was employed at Deutsche Asset Management. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney received her B.A. from Colgate University and her M.B.A. from the Ross School of Business at the University of Michigan.

Eric Johnson, CFA, is a Vice President and Senior Research Analyst for FTIS. He contributes to systematic equity and multi-asset strategies, and to cross-organization efforts within FTIS. Prior to Franklin Templeton, Mr. Johnson was a member of the research team at QS Investors, which combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Prior to QS Investors, Mr. Johnson was a quantitative analyst at Batterymarch Financial Management. Prior to joining Batterymarch, Mr. Johnson was an application engineer at MathWorks, creator of MATLAB software. Mr. Johnson holds a Bachelor of Science and a Master of Science in Mechanical Engineering from the University of Michigan. He is a CFA charterholder.

Comparison of Non-Principal Investment Risks

The Portfolios are subject to certain similar non-principal risks associated with an investment in the relevant Portfolio. The non-principal investment risks of each Portfolio are set out in the table below.

	Guardian Mid Cap Traditional Growth VIP Fund	SA Franklin Mid Cap Core Portfolio
Non-Principal Risks

A list of the non-principal investment risks for the Target Portfolios can be found in Appendix R. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described in Appendix R to different degrees.

● Cybersecurity and Artificial Intelligence Risk ● Operational Risk ● Real Estate Investment Trusts Risk

Comparison of Fees and Expenses for Proposals 15(a), 15(b), 15(c) and 15(d)

This table shows the fees and expenses that you may pay if you buy, hold, and sell shares of the relevant Portfolio. The Portfolios’ annual operating expenses do not reflect the separate account charges, fees, or expenses charged in the Variable Contracts in which the Portfolios are offered. If those charges, fees, or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees, and expenses, please refer to the applicable Variable Contract prospectus.

The percentages presented in the fee table for the Target Portfolio are based on fees and expenses incurred during the 12-month period ended December 31, 2025. The percentages presented in the fee table for the Pro Forma Combined Portfolio (Class 3 Shares) are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio (Class 3 Shares) for the 12-month period ended June 30, 2026, assuming the Reorganization had taken place at the beginning of the fiscal year. Only pro forma combined fees and expenses information is provided for the Acquiring Portfolio because the Acquiring Portfolio will not commence operations until one or more of the Reorganizations is completed. Future fees and expenses may be greater or less than those indicated below.

Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. Accordingly, there are combinations of Reorganizations that may occur in addition to those presented below. The pro forma columns represent two of the possibilities that may result from the vote of the shareholders: (i) shareholders approve only the Guardian Mid Cap Traditional Growth VIP Fund Reorganization, which would result in the highest pro forma total annual fund operating expenses (both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)) of the possible Reorganizations; and (ii) shareholders approve all of the Reorganizations, which would result in the lowest pro forma total annual fund operating expenses (both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)) of the possible Reorganizations. If only certain of the Reorganizations are approved by shareholders, the pro forma total annual fund operating expenses (both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)) for the Combined Portfolio may be higher than each of the pro forma total annual fund operating expenses (both before and after fee waivers and/or expense reimbursement (i.e., on both a gross and net basis)) for the corresponding Target Portfolio.

	Actual

	Target Portfolio
	Guardian Small-Mid Cap Core VIP Fund	Guardian Select Mid Cap Core VIP Fund	Guardian Mid Cap Relative Value VIP Fund	Guardian Mid Cap Traditional Growth VIP Fund
Management Fees	0.64%	0.53%	0.72%	0.80%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.18%	0.18%	0.34%
Acquired Fund Fees	0.01%[1]	0.02%[1]	N/A	N/A
Total Annual Fund Operating Expenses	1.03%	0.98%	1.15%	1.39%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	-0.06%[2]	-0.32%[2,3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	0.98%	1.09%[2]	1.07%[2,3]

[1]

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Portfolio incurs from investing in the shares in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

[2]

Park Avenue Institutional Advisers LLC, the Target Portfolio’s investment manager (the “Manager”), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Portfolio to the extent necessary to limit the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.09% and 1.07% of the Portfolio’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses), respectively, for the Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

[3]

“Fee Waiver and/or Expense Reimbursement” and “Total Annual Fund Operating Expense after Fee Waiver and/or Expense Reimbursement” have been restated to reflect the current expense limitation arrangement.

	Pro Forma
	Combined Portfolio (assuming reorganization of only Guardian Mid Cap Traditional Growth VIP Fund)	Combined Portfolio (assuming reorganization of all Target Portfolios)
Management Fees	0.80%	0.76%

Distribution and Service (12b-1 Fees)	0.25%	0.25%
Other Expenses	0.29%	0.04%
Total Annual Fund Operating Expenses	1.34%	1.05%
Fee Waiver and/or Expense Reimbursement	-0.38%[1]	-0.09%[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%[1]	0.96%[1]

[1]

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares of the Combined Portfolio exceed 0.96% of the Combined Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of the Combined portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio are subject to recoupment from the Combined Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers and expense limitation arrangements remain in effect only for the period ending April 30, 2027 for the Target Portfolio and for the first two years for the Combined Portfolio. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Although the Reorganization Agreement provides that each Reorganization is contingent on the consummation of each other Reorganization, SunAmerica and Park Avenue may determine, in their discretion, to waive these contingencies and proceed with a Reorganization regardless of whether any other Reorganization is consummated. Accordingly, there are combinations of Reorganizations that may occur in addition to those presented below. The pro forma rows represent two of the possibilities that may result from the vote of the shareholders: (i) shareholders approve only the Guardian Mid Cap Traditional Growth VIP Fund, which would result in the highest pro forma expense example of the possible Reorganizations; and (ii) shareholders approve all of the Reorganizations, which would result in the lowest pro forma expense example of the possible Reorganizations. If only certain of the Reorganizations are approved by shareholders, the pro forma expense example for the Combined Portfolio may be higher than the expenses for the corresponding Target Portfolio.

		1 Year	3 Years	5 Years	10 Years
Target Portfolio	Guardian Small-Mid Cap Core VIP Fund	$105	$328	$569	$1,259
	Guardian Select Mid Cap Core VIP Fund	$100	$312	$542	$1,201
	Guardian Mid Cap Relative Value VIP Fund	$111	$359	$627	$1,392
	Guardian Mid Cap Traditional Growth VIP Fund	$109	$409	$730	$1,641
Pro Forma Combined Portfolio (assuming reorganization of only Guardian Mid Cap Traditional Growth VIP Fund)		$98	$348	$659	$1,544
Pro Forma Combined Portfolio (assuming reorganization of all Target Portfolios)		$98	$316	$561	$1,266

APPENDIX P

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

GVPT, on behalf of each Target Portfolio, has adopted certain fundamental investment restrictions for each Target Portfolio, which may not be changed, except as described below, without the approval of a majority of the outstanding voting securities of that Target Portfolio. The vote of a majority of the outstanding voting securities of a Target Portfolio means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Target Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such Target Portfolio, whichever is the less. For purposes of the Target Portfolios’ fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

Each of SAST and SST, on behalf of the relevant Acquiring Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities of the applicable Acquiring Portfolio. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Acquiring Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Acquiring Portfolio. A change in policy affecting only one Acquiring Portfolio may be effected with the approval of a majority of the outstanding shares of such Acquiring Portfolio. All percentage limitations expressed in the below Acquiring Portfolio investment restrictions are measured at the time of purchase, except with respect to the Acquiring Portfolios’ borrowing policy and illiquid security policy.

In addition, the Portfolios may have non-fundamental investment restrictions or operating policies which have been approved by the relevant Trust’s Board of Trustees. Non-fundamental investment restrictions or operating policies may be changed by the Board of Trustees without shareholder approval. The fundamental and non-fundamental investment restrictions and operating policies of each Portfolio are listed below.

Fundamental Investment Restrictions

Target Portfolios	Acquiring Portfolios
1. Each Target Portfolio may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

1. Each Acquiring Portfolio may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. Each Target Portfolio may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

2. Each Acquiring Portfolio may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. Each Target Portfolio may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3. Each Acquiring Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. Each Target Portfolio may purchase or sell real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

4. Each Acquiring Portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. Each Target Portfolio may invest in physical commodities or contracts relating to physical commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

5. Each Acquiring Portfolio may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. Each Target Portfolio may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

6. Each Acquiring Portfolio may not lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except for Guardian Global Utilities VIP Fund, each Target Portfolio may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder. Guardian Global Utilities VIP Fund will invest at least 25% of its total assets in securities of companies in the utilities group of industries.

7. Each Acquiring Portfolio, except for SA Large Cap Value Index Portfolio, may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

8. SA Large Cap Value Index Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

In addition to the fundamental restrictions listed above, each Target Portfolio except for Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund operates in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act.

Each of the Acquiring Portfolios, except the SA MFS Large Cap Growth Portfolio is currently classified as a diversified fund under the 1940 Act. This means that an Acquiring Portfolio (other than the SA MFS Large Cap Growth Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

The SA MFS Large Cap Growth Portfolio is currently classified as a non-diversified fund under the 1940 Act. As a result, it is limited only by its own investment restrictions as to the percentage of its assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the SA MFS Large Cap Growth

Portfolio still has to meet quarterly diversification requirements under the Code in order to qualify as a regulated investment company. As a result of the Code’s diversification requirements, the SA MFS Large Cap Growth Portfolio may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

Additional information regarding the Target Portfolios’ fundamental investment restrictions is below:

Borrowing. In the event that a Target Portfolio’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Target Portfolio, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Senior Securities. A Target Portfolio may enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). As described above, the SEC adopted a rule related to the use of derivatives and certain other transactions, including reverse repurchase agreements and certain other transactions that create leverage, by registered investment companies that permits funds to enter into such transactions subject to certain conditions thereunder. Each Target Portfolio will limit its investments in reverse repurchase agreements and other borrowings to no more than 33 1/3%, or as otherwise limited herein, of its total assets.

Real Estate. A Target Portfolio may acquire real estate as a result of ownership of securities or other instruments and a Target Portfolio may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodity interests. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. In applying this restriction to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Target Portfolio will look to the industry of the reference asset(s) and not to the counterparty or issuer. The Funds do not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. A Target Portfolio will consider the concentration policy of any underlying funds in which the Target Portfolio invests for purposes of the Target Portfolio’s concentration policy.

For purposes of a Target Portfolio’s industry concentration policy, Park Avenue or the subadviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. Park Avenue or the subadviser may, but need not, consider industry classifications provided by third parties. Park Avenue and each subadviser generally refer to the MSCI Global Industry Classification Standard (GICS®) for this purpose.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Target Portfolio.

Additional information regarding the Acquiring Portfolios’ fundamental investment restrictions is below:

The Acquiring Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits an Acquiring Portfolio to borrow money in amounts of up to one-third of the Acquiring Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Acquiring Portfolio’s total assets from banks or other lenders for temporary purposes. (The Acquiring Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires an Acquiring Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Acquiring Portfolio’s asset coverage falls below 300%, the Acquiring Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Acquiring Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit an Acquiring Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.

With respect to fundamental investment restriction number 2, the 1940 Act prohibits an Acquiring Portfolio from issuing “senior securities,” which are defined as Acquiring Portfolio obligations that have a priority over the Acquiring Portfolio’s shares with respect to the payment of dividends or the distribution of Acquiring Portfolio assets, except that an Acquiring Portfolio may borrow money in amounts of up to one-third of the Acquiring Portfolio’s total assets from banks for any purpose. An Acquiring Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by an Acquiring Portfolio can increase the speculative character of the Acquiring Portfolio’s outstanding shares through leveraging. Leveraging of the Acquiring Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Acquiring Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Acquiring Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits an Acquiring Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. An Acquiring Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to an Acquiring Portfolio if it invests in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause an Acquiring Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent an Acquiring Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Acquiring Portfolio may be considered to be an underwriter under the Securities Act.

With respect to fundamental investment restriction number 4, the 1940 Act does not prohibit an Acquiring Portfolio from owning real estate; however, an Acquiring Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits an Acquiring Portfolio’s acquisition of any illiquid investment, if at any time, the Acquiring Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit an Acquiring Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit an Acquiring Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, an Acquiring Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits an Acquiring Portfolio’s acquisition of any illiquid investment, if at any time, the Acquiring Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If an Acquiring Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Acquiring Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 6 above, the 1940 Act permits an Acquiring Portfolio to make loans within certain limits. The fundamental investment restriction permits an Acquiring Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Acquiring Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Acquiring Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, an Acquiring Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent an Acquiring Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 7 above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Acquiring Portfolios as to how to classify issuers within or among industries.

Non-Fundamental Investment Restrictions

In addition to the fundamental investment restrictions described above, the relevant Trust’s Board of Trustees has adopted certain non-fundamental policies and restrictions, which may be changed or amended by action of the applicable Board of Trustees without approval of shareholders. The non-fundamental policies and restrictions for the Target Portfolios and Acquiring Portfolios are listed below.

Target Portfolios	Acquiring Portfolios

The investment objective of each Target Portfolio is non-fundamental and may be changed by the GVPT Board without shareholder approval. Shareholders will receive at least 60 days’ prior notice of a change in a Target Portfolio’s investment objective. The GVPT Board and/or the Manager may change other non-fundamental policies as well as the Target Portfolio’s investment strategies without shareholder approval.

The principal investment goal and strategies for each of the Acquiring Portfolios are non-fundamental and may be changed by the SAST or SST Board, as applicable, without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to an Acquiring Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.

Illiquid Investments. No Target Portfolio may acquire any illiquid investment if, immediately after the acquisition, the Target Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” means any investment that a Target Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Names Rule. Should a Target Portfolio’s name suggest that the Target Portfolio focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Target Portfolio’s policy of investing, under normal circumstances, “at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)” may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

APPENDIX Q

Additional Information About the Acquiring Portfolios’ Investment Strategies and Related Non-Principal Investment Risks.

SA Franklin Systematic U.S. Large Cap Value Portfolio

The Portfolio’s investment goal is long-term capital appreciation.

The Portfolio seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Value Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling, and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation metrics. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.

The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.

Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

During the selection process, the subadviser applies a proprietary ESG (environmental, social and governance) rating methodology to all stocks. The subadviser determines the most relevant underlying Environmental, Social and Governance sub-factors to a company’s returns and risk. These E, S and G sub-factors are assigned a score which, when combined, allow to establish an overall ESG score for each stock. The subadviser seeks to invest in stocks which score high on its multi-factor selection process and also have an ESG score equal to or higher than the median ESG score of the Index. The subadviser may, however, invest up to 10% of the Portfolio’s net assets in stocks which have an ESG score below this threshold, for risk control purposes if necessary, as assessed by the portfolio management team. The Portfolio aims to have high scores to the multifactor selection process and the ESG process that is substantially higher than the Index at each quarterly rebalance.

ESG factors are an important component of the subadviser’s research process, reviewing material ESG factors to arrive at a holistic assessment of strengths, weaknesses and potential risks of the stocks. The internal ESG assessment framework, which is applied to the whole portfolio and is binding for the portfolio construction, is aided by multiple external ESG research and data providers. The data analyzed is sourced from company disclosures, government databases, nongovernmental organizations, media reports, as well as other data sets, and is evaluated for financial materiality through both a quantitative and qualitative investment process. Not all ESG factors matter equally across industries. Accordingly, to better identify relevance, the process considers historical relationships to risk/return, industry standards and qualitative analysis. Factors considered the most financially material for a particular company are used to determine the overall ESG score. The evaluation of ESG issues will generally include elements such as 1) how environmental criteria might affect income, appreciation and risk, 2) how a company manages relationships with its employees, suppliers, customers and the communities where it operates and 3) how a company’s or government’s oversight is structured.

Additional risks that the Portfolio may be subject to is as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Operational Risk

SA Franklin Systematic U.S. Large Cap Core Portfolio

The Portfolio’s investment goal is long-term capital appreciation.

The Portfolio seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the market capitalization range of the companies in the Index was between $17,085 million to $4.32 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.

The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.

Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Additional risks that the Portfolio may be subject to is as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Operational Risk

SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)

The Portfolio’s investment goal is long-term capital appreciation.

Under normal circumstances, the Portfolio seeks to invest at least 80% of its net assets in non-U.S. equity securities of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index (the “Index”) and derivatives that are tied economically to securities of the Index. Investments in derivatives are counted toward the Portfolio’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index is comprised of large- and mid-cap developed market equities.

Equity securities include common stock and preferred stock. The Portfolio primarily seeks to purchase common stock and may also invest in preferred stock and convertible securities (including, without limitation, convertible preferred stock, convertible debt securities, and other instruments with equity conversion features). From time to time, the Portfolio may invest in shares of companies through “new issues” or initial public offerings.

The Portfolio will invest in securities of non-U.S. issuers. While these investments may be valued in U.S. dollars, they will generally be valued in foreign currencies. When investments are held in foreign currencies, the Portfolio may use hedging strategies to reduce the risk of currency fluctuations, although it is not required to do so. In addition, the Portfolio may enter into currency transactions as a strategy to increase the Portfolio’s overall return.

The Portfolio may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Portfolio effectively, the Portfolio may buy and sell financial futures contracts or options on such contracts.

The subadviser seeks to pursue the Portfolio’s investment goal by investing in international securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Portfolio can seek to capture by over and under-weighting particular equities while seeking to control the additional risk created by these equities so that the Portfolio’s overall risk profile remains consistent with its benchmark. The subadviser then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The subadviser has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The subadviser may engage in active and frequent trading of the Portfolio’s investments to achieve the Portfolio’s investment goal.

The subadviser’s investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and measures of whether a security is over- or under-valued.

As part of its non-principal investment strategies, the Portfolio may also invest in depositary receipts; emerging market issuers; illiquid investments (up to 15% of its net assets); registered investment companies, including exchange-traded funds (“ETFs”); real estate investment trusts; repurchase agreements; restricted securities; rights; warrants; and when-issued and delayed delivery securities and forward commitments.

Non-principal risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Depositary Receipts Risk

•	Emerging Markets Risk

•	Equity Securities Risk - Warrants and Rights Risk

•	Exchange-Traded Funds Risk

•	Illiquidity Risk

•	Investment Company Risk

•	Operational Risk

•	Real Estate Investment Trusts Risk

•	Repurchase Agreement Risk

•	Restricted Securities Risk

•	When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk

SA Index Allocation 60/40 Portfolio

The Portfolio’s investment goals are growth of capital and, secondarily, current income.

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 60% of its assets (with a range of 50% to 70%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.

The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026, to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.

Underlying Portfolio	% of Total Portfolio

Equity	62.00%

SA Large Cap Index Portfolio	41.90%

SA Mid Cap Index Portfolio	5.10%

SA Small Cap Index Portfolio	5.00%

SA International Index Portfolio	10.00%

Fixed Income	38.00%

SA Fixed Income Intermediate Index Portfolio	19.00%

SA Fixed Income Index Portfolio	19.00%

The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.

The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives, such as stock index futures contracts, to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:

•	Counterparty Risk

•	Cybersecurity and Artificial Intelligence Risk

•	Derivatives Risk

•	Exchange-Traded Funds Risk

•	Leverage Risk

•	Money Market Securities Risk

•	Operational Risk

SA JPMorgan MFS Core Bond Portfolio

The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.

The Portfolio seeks to achieve its investment goal by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg U.S. Aggregate Bond Index, as calculated by the respective subadviser.

Bonds, for purposes of satisfying the 80% investment requirement, include:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	bank capital and trust preferred stocks;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

•	obligations of international agencies or supranational entities;

•	municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies; and

•

debt securities purchased or sold on a when-issued, delayed delivery, or forward commitment basis, where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to be announced (TBA) market.

In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the bonds mentioned above.

Investment Selection

The Portfolio is multi-managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”). JPMorgan focuses on adding alpha primarily through a value-oriented approach that seeks to identify inefficiently priced securities. By design, JPMorgan focuses on a bottom-up security selection-based approach to generate the majority of the potential excess return. While overall portfolio duration and yield curve decisions are important, they are de-emphasized in the process. The team’s focus is on identifying securities that are believed to be undervalued. To find undervalued securities, JPMorgan believes that one should focus on the most inefficient parts of the market. This belief has led to a historical bias toward AAA-rated CMOs within the mortgage-backed sector and higher-rated corporate credits within the credit sector. With a bottom-up focus, turnover tends to be low and duration is typically managed within +/-10% of the benchmark’s duration.

MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the portion of the Portfolio subadvised by MFS, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Portfolio Investment Policies

The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in securities rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative.

The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Portfolio may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity related securities.

While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, the subadvisers expect to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives include options, futures contracts, forward contracts, and swap agreements.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio expects to invest no more than 10% of its assets in sub-prime mortgage related securities at the time of purchase.

The Portfolio may also engage in frequent trading of portfolio securities to achieve its investment goal.

The Portfolio may also invest in illiquid investments (up to 15% of its net assets); IPOs and other investment companies. Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Illiquidity Risk

•	Investment Company Risk

•	Initial Public Offering (“IPO”) Risk

•	Operational Risk

SA MFS Large Cap Growth Portfolio

The Portfolio’s investment goal is capital appreciation.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in securities of large capitalization companies. For purposes of such policy, the Portfolio will consider large capitalization companies to be those with market capitalizations similar to companies in the Russell 1000® Index.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. The subadviser normally invests the Portfolio’s assets across different industries and sectors, but the subadviser may invest a significant percentage of the Portfolio’s assets in a single industry or sector.

The subadviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (“growth companies”). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The subadviser uses an active bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on blending fundamental and quantitative research. The subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. The subadviser uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer.

The subadviser combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When a fundamental rating is not available, the subadviser treats the issuer as having a neutral fundamental rating. (The subadviser’s quantitative research generates ratings on a greater number of issuers than the subadviser’s fundamental research.)

The subadviser constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the Portfolio’s holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. The goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the Russell 1000® Growth Index (the Index). Tracking error generally measures how the differences between the Portfolio’s returns and the Index’s returns have varied over a period of time. A lower tracking error means that there is generally less variation between the Portfolio’s returns compared to an index that represents the Portfolio’s investment universe. Third party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the Portfolio.

For purposes of the Portfolio’s 80% policy, net assets include the amount of any borrowings for investment purposes.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

The Portfolio may also invest in options and futures, small- and mid-cap stocks and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:

•	Counterparty Risk

•	Cybersecurity and Artificial Intelligence Risk

•	Derivatives Risk

•	Market Capitalization Risk – Mid-Cap Companies Risk

•	Market Capitalization Risk – Small-Cap Companies Risk

•	Operational Risk

SA Franklin Small Company Value Portfolio

The Portfolio’s investment goal is long-term growth of capital.

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottomup stock selection process and the subadviser invests in securities without regard to benchmark comparisons.

The types of companies the Portfolio may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed. Environmental, social and governance (ESG) related assessments of companies may also be considered. The subadviser does not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.

The Portfolio may also invest in foreign securities (up to 15% of net assets) and real estate investment trusts (“REITs”) (up to 15% of net assets).

The Portfolio, from time to time, may have significant positions in particular sectors, such as financial services companies, industrials, consumer discretionary and technology.

The Portfolio also may invest in illiquid investments (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies, including ETFs; firm commitments; whenissued and delayed-delivery transactions; warrants and rights, and fixed income securities, such as U.S. Government securities and corporate debt instruments. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Derivatives Risk

•	Fixed-Income Securities Risk – Bond Risk

•	Fixed-Income Securities Risk – Interest Rate Risk

•	Illiquidity Risk

•	Investment Company Risk

•	Sector Risk

•	Operational Risk

•	U.S. Government Obligations Risk

•	When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk

SA Multi-Managed Diversified Fixed Income Portfolio

The Portfolio’s investment goal is relatively high current income and secondarily capital appreciation.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including U.S. and foreign government securities, asset- and mortgagebacked securities, investment-grade debt securities, and lower-rated fixed income securities, or junk bonds (up to 20% of net assets).

The Portfolio may invest in foreign securities (up to 30% of net assets) and in short-term investments (up to 20% of net assets). The Portfolio may also invest in dollar rolls and when-issued and delayed-delivery securities.

The Portfolio is managed by two subadvisers. The Portfolio’s assets are not necessarily divided equally among the subadvisers. Approximately 50% of the Portfolio’s assets will be allocated to one subadviser, which will actively manage a portion of assets allocated to it and passively manage the remainder of the assets allocated to it by investing in a sampling of securities included in the Bloomberg U.S. Government Bond Index (the “Index”) by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index. The remainder of the Portfolio’s assets will be allocated to the other subadviser, which will actively manage those assets. The Portfolio’s target allocations among the subadvisers are subject to change.

The Portfolio may also invest in currency transactions, currency baskets, depositary receipts, emerging market securities, ETFs, PFICs, floating rate obligations (which include collateralized loan obligations (“CLOs”)), options and futures, hybrid instruments (up to 10%), interest rate swaps, mortgage swaps, caps, floors and collars and special situations. The Portfolio may also invest in credit default swaps, including credit default swaps on indices (up to 10%), which may be used to hedge credit exposure.

Additional non-principal investment risks that the Portfolio may be subject to are as follows:

•	Counterparty risk

•	Cybersecurity and artificial intelligence risk

•	Depositary receipts risk

•	Derivatives risk

•	ETFs risk

•	Fixed-income securities risk – Credit risk transfer securities risk

•	Fixed-income securities risk – Floating rate securities risk

•	Foreign investment risk – Foreign currency risk

•	Foreign investment risk – Emerging markets risk

•	Illiquidity risk

•	Investment company risk

•	Money market securities risk

•	Mortgage- and asset-backed securities risk – CLOs risk

•	Special situations risk

SA JPMorgan Ultra-Short Bond Portfolio

The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated short-term fixed, variable and floating rate debt. The Portfolio invests primarily in corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Portfolio may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.

Under normal circumstances, the Portfolio maintains a duration of one year or less from the date of settlement, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Portfolio’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The Portfolio may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the subadviser’s discretion. The asset-backed securities in which the Portfolio may invest include “sub-prime” securities and collateralized loan obligations (CLOs). The Portfolio may invest in securities of any credit quality, but will invest primarily in investment grade securities.

The Portfolio may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to seek to increase income or gain to the Portfolio.

The Portfolio is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

The subadviser allocates the Portfolio’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Portfolio, the subadviser looks for market sectors and individual securities that it believes will perform well over time. The subadviser selects individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. As part of its security selection strategy, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Portfolio may invest. ESG factors assessed may include, but are not limited to, issues related to the quality and function of the natural environment, such as climate change resilience and greenhouse gas emissions; social issues related to the rights, wellbeing and interests of people and communities, such as discrimination prevention and workplace safety; and governance issues relating to the way companies are managed and overseen, such as board diversity and executive compensation. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The Portfolio may also invest in Eurodollar obligations, municipal securities, and money market funds. Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Fixed-Income Securities Risk – Municipal Securities Risk

•	Investment Company Risk

•	Operational Risk

SA Franklin BW U.S. Large Cap Value Portfolio

The Portfolio’s investment goal is growth of capital.

The Portfolio attempts to achieve its goal by, under normal circumstances, investing at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”). As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts. The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions.

The subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality. The subadviser’s investment process begins by screening for low valuation companies based on their price-to-earnings or price-to-book ratios, and using quantitative analysis to eliminate equity securities that have poor price momentum and high relative share issuance. The subadviser then performs a fundamental analysis on the remaining equity securities to identify and eliminate those securities that it believes will have difficulty outperforming the Index. The subadviser may consider other factors in its selection process.

The subadviser typically sells a security of a company held by the Portfolio when it believes the company is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

The Portfolio may also invest in small- and mid-cap stocks, U.S. government securities and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Headline Risk

•	Market Capitalization Risk – Mid Cap Companies Risk

•	Market Capitalization Risk – Small-Cap Companies Risk

•	Operational Risk

•	U.S. Government Obligations Risk

SA Fidelity Institutional AM International Growth Portfolio

The Portfolio’s investment goal is to seek long-term growth of capital.

The Portfolio attempts to achieve its goal by investing primarily in non-U.S. securities, including securities of issuers located in emerging markets, that demonstrate the potential for capital appreciation. Under normal circumstances, the Portfolio’s assets will be invested primarily in common stocks, which may include stocks trading in local markets under local currencies, American Depositary Receipts or Global Depositary Receipts. The Portfolio may invest in equity securities of companies in any market capitalization range. Under normal market conditions, the Portfolio will hold investments in a number of different countries and regions throughout the world. In buying and selling securities for the Portfolio, the subadviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors, such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The subadviser may engage in frequent and active trading of portfolio securities.

Additional risks that the Portfolio may be subject to is as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Operational Risk

SA Large Cap Value Index Portfolio

The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Value Index.

The Portfolio seeks to provide investment results that correspond with the performance of the S&P 500® Value Index (the “Index”). The Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: the ratios of book value, earnings and sales to price.

The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.

Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to matching the composition of its Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Derivatives Risk

•	Exchange-Traded Funds Risk

•	Operational Risk

SA Franklin Large Cap Disciplined Growth Portfolio

The Portfolio’s investment goal is to provide long-term capital growth.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of large capitalization growth companies.

For purposes of the Portfolio’s 80% investment policy, a company is considered to be a large capitalization company if its market capitalization is equal to or greater than the market capitalization of the smallest company in the Russell® 1000 Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Russell® 1000 Index was between approximately $17,107 million and $5.15 trillion. Also for purposes of the Portfolio’s 80% policy, a company is considered to be a growth company if it (i) issues securities that are represented in a third-party growth-style index; or (ii) is above the relevant equity market median in at least two growth metrics similar to those commonly used by third-party growth index providers or third-party vendors in growth classifications, such as earnings growth, price-to-earnings or sales growth, among others. The third-party growth-style indexes the Portfolio currently expects to use to identify growth companies are the Russell 3000® Growth Index and the MSCI All Country World Investable Market Growth Index, although the Portfolio may change the referenced indexes without prior notice.

The Portfolio has three sleeves, each with a different US large cap growth investment strategy. Each sleeve uses one or more of the following investment strategies:

Systematic: This strategy uses a systematic process that applies a factor-scoring methodology to stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. This strategy also employs tracking error targets and constraints on beta, sector, industry, and style exposures. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Russell® 1000 Growth Index.

Diversified Growth: This strategy seeks diversification to help manage risk. It emphasizes security selection and fundamental, bottom-up analysis to identify companies with the potential to grow market share and earnings. It invests primarily in high-quality, large-cap companies that are determined to be leaders in their industries.

Fundamental Growth: This strategy combines investment themes with fundamental research to identify durable growth companies that have the potential to outperform across a range of economic environments. As used here, durable companies are companies determined to have long-term growth prospects, high and/or improving capital returns, and a strong ownership culture that enable them to outperform in a variety of economic environments. There are approximately 12 current investment themes, including A Healthier Tomorrow, Subscriptions and Consumables, Closer to Home, Digital Marketing and others. These themes will change over time.

SunAmerica has engaged the Subadviser to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.

When constructing the Portfolio’s portfolio, including determining, in consultation with SunAmerica, how to allocate the Portfolio’s assets among itself and the sub-sub-advisers’ strategies, the Subadviser considers a variety of factors that impact the Portfolio’s return potential and portfolio risks. These factors include the Portfolio’s overall exposures, a sub-sub-adviser’s investment style, investment approach, investment substyle and expected return potential of a sub-sub-adviser relative to its assigned benchmark (which may be different than the Portfolio’s benchmark), as well as the characteristics of the sub-sub-adviser’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The Subadviser also considers the manner in which sub-sub-advisers’ historical and expected investment returns correlate with one another. In addition, the Subadviser may adjust allocations based on the Portfolio’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.

The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

With respect to the portion of the Portfolio that the Subadviser manages based upon sub-sub-adviser model portfolios, the Subadviser constructs a portfolio that represents the aggregation of the model portfolios based upon the allocation to each sub-sub-adviser’s strategy. The Subadviser then implements the portfolio consistent with the aggregation of the model portfolios but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Portfolio, the Subadviser purchases and sells securities at the times and in the manner considered by the Subadviser to be efficient for the Portfolio and it is expected that, generally, trades will be effected on a periodic basis, unless the Subadviser determines that more frequent trading is appropriate due to changing market conditions or other significant factors.

Sub-sub-advisers may be assigned a specific benchmark different than the Portfolio’s benchmark. However, the Portfolio’s primary index remains the benchmark for the Portfolio and is intended to be representative of the aggregate of the sub-sub-advisers’ benchmarks.

Sub-sub-advisers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative sub-sub-adviser selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A sub-sub-adviser using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.

With respect to the portion of the Portfolio managed by the Subadviser and not allocated to sub-sub-adviser strategies, the Subadviser utilizes quantitative and/or rules-based processes and qualitative analysis to assess Portfolio characteristics and invest in securities and instruments that the Subadviser believes will achieve SunAmerica’s desired risk/return profile for the Portfolio. The Subadviser monitors and assesses Portfolio characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Portfolio characteristics consistent with the Portfolio’s investment objectives and strategies and the investment guidelines provided by SunAmerica. Portfolio characteristics may be managed with the goal to offset undesired relative over- or under-weights to exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, or country in order to seek to achieve the desired risk/return profile for the Portfolio. The Subadviser may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning.

The Portfolio, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Subadviser may increase or decrease the Portfolio’s cash reserves to seek to achieve the desired risk/return profile for the Portfolio, or in anticipation of a transition to a new sub-sub-adviser or large redemptions resulting from rebalancing by funds of funds that invest in the Portfolio.

The Portfolio usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Portfolio to perform as though its cash were actually invested in those markets. This exposure may or may not match the Portfolio’s benchmark. The Subadviser may not equitize all or a portion of the Portfolio’s cash or use the cash equitization process to reduce market exposure. At the direction of SunAmerica, the Portfolio invests any remaining cash in short-term investments, including pooled investment vehicles that invest in short-term investments.

The Portfolio may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the information technology sector.

The Portfolio may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Portfolio may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Portfolio’s investment strategies.

Equity securities in which the Portfolio invests include common stocks and preferred stocks. In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments. The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes. Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Foreign Investment Risk

•	Operational Risk

•	Short-term Investment Risk

SA Franklin Core Fixed Income Portfolio

The Portfolio’s investment goal is to maximize total return consistent with prudent risk.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed-income securities.

SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica.

Subadviser constructs the Portfolio’s portfolio pursuant to investment guidelines provided by SunAmerica. Subadviser monitors and assesses Portfolio characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Portfolio characteristics consistent with the Portfolio’s investment objectives and strategies and the investment guidelines provided by SunAmerica.

Although the Portfolio may invest in debt and fixed income securities of any maturity, under normal market circumstances, the target dollar-weighted average effective duration for the Portfolio is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Subadviser based on the Bloomberg U.S. Aggregate Bond Index. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Portfolio presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will generally only purchase debt securities rated, at the time of purchase, at least Baa3 by Moody’s Investors Service or BBB- by S&P Global Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated (as determined by the Subadviser). These securities are known as investment grade securities. The Portfolio may invest in securities issued or guaranteed by the U.S. government,

non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. The Portfolio may invest up to 15% of its total assets in the securities of non-U.S. issuers.

The Portfolio may invest a substantial portion of its assets in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Portfolio has exposure to non-agency mortgage-backed securities.

The Portfolio may invest a substantial portion of its assets in asset-backed securities, which may be backed by, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Portfolio may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to high yield or junk bonds. Such investments may also be unrated, in which case the Portfolio relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The Portfolio may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt. Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans. Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.

The Portfolio’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Portfolio invests in securities of issuers in a variety of sectors of the fixed income market. For example, Subadviser may identify sectors of the fixed income market it believes to be undervalued and focus the Portfolio’s investments in those sectors. These sectors will differ over time. Subadviser may attempt to anticipate shifts in interest rates and invest in securities it expects to perform well in relation to market indexes as a result of such shifts.

The Portfolio may enter into repurchase agreements. A repurchase agreement is an agreement under which the Portfolio acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Portfolio may invest in commercial paper, including asset-backed commercial paper.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures contracts on securities, securities indexes, currencies, interest rates or other financial instruments; options, including call and put options, purchased or written options, and options on securities, securities indexes, currencies, futures contracts, swaps or other instruments; and swaps, including total return swaps, equity swaps, index swaps, interest rate swaps, currency swaps, credit default swaps, volatility swaps and other swap agreements or similar instruments. Derivatives that provide exposure to debt and fixed income securities or to one or more market risk factors associated with such securities may be used to satisfy the Portfolio’s policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts. Other instruments may also be used from time to time. The Portfolio’s use of derivatives may cause the Portfolio’s investment returns to be impacted by the performance of securities the Portfolio does not own and result in the Portfolio’s total investment exposure exceeding the value of its portfolio.

The Portfolio, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Subadviser may increase or decrease the Portfolio’s cash reserves to seek to achieve the desired risk/return profile for the Portfolio, or in anticipation of large redemptions resulting from rebalancing by funds of funds.

The Portfolio usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Portfolio’s benchmark and Subadviser may use the cash equitization process to manage Portfolio exposures. Subadviser may not equitize a portion of the Portfolio’s cash or use the cash equitization process to reduce market exposure. Subadviser invests any remaining cash in (1) short-term investments and (2) fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may be backed by, among others, credit card and automobile loan receivables) and money market securities.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Portfolio may acquire securities on a when-issued, delayed delivery or to-be-announced basis. These transactions are arrangements under which the Portfolio buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time.

The Portfolio may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Portfolio may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Portfolio’s investment strategies. Additional risks that the Portfolio may be subject to are as follows:

•	CLOs Risk

•	Cybersecurity and Artificial Intelligence Risk

•	Fixed-Income Securities Risk – Bond Risk

•	Illiquidity Risk

•	Operational Risk

SA Franklin Mid Cap Core Portfolio

The Portfolio’s investment goal is to provide long-term capital growth.

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies economically tied to the U.S. and in derivatives that have economic characteristics similar to such securities.

The Portfolio has three sleeves, each with a different US mid cap investment strategy. Each sleeve uses one or more of the following investment strategies:

Systematic: This strategy uses a systematic, factor-based process to evaluate stocks based on factors such as quality, value, sentiment, and alternatives that have historically been rewarded by the market over the long term. Final security selection is determined through an optimization process designed to construct a custom portfolio while preserving the characteristics of the Index.

Value Strategy: This strategy seeks to invest in undervalued mid-cap stocks through a combination of quantitative screening and fundamental and qualitative analysis. The strategy may rotate among segments of the opportunity set based on SunAmerica’s assessment of relative risk and return potential.

Growth Strategy: This strategy uses a concentrated, high-conviction mid-cap growth approach focused on quality companies with durable secular growth characteristics. The strategy applies fundamental research and valuation discipline in selecting investments. As used here, durable companies are companies determined to have growth that will be sustainable over many years and can compound earnings at attractive rates over 5-10 years or longer.

SunAmerica has engaged Franklin Advisers, Inc. (“Subadviser”) to make the day to day investment decisions for the Portfolio pursuant to investment guidelines provided by SunAmerica. In accordance with those guidelines, the Subadviser allocates assets among the sleeves and makes the Portfolio’s investments. For two of the sleeves, the Subadviser purchases and sells securities based on model portfolios provided by its investment advisory affiliates (the “sub-sub-advisers”) that provide recommendations to the Subadviser but do not have the authority to make the investments.

The number of sleeves and sub-sub-advisers, the particular sub-sub-advisers, and each sleeve’s strategy may change at any time.

The Subadviser constructs the Portfolio’s portfolio pursuant to investment guidelines provided by SunAmerica. When constructing the Portfolio’s portfolio, including determining, in consultation with SunAmerica, how to allocate the Portfolio’s assets among itself and the sub-sub-advisers’ strategies, the Subadviser considers a variety of factors that impact the Portfolio’s return potential and portfolio risks. These factors include the Portfolio’s overall exposures, a sub-sub-adviser’s investment style, investment approach, investment substyle and expected return potential of a sub-sub-adviser relative to its assigned benchmark (which may be different than the Portfolio’s benchmark), as well as the characteristics of the sub-sub-adviser’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The Subadviser also considers the manner in which sub-sub-advisers’ historical and expected investment returns correlate with one another. In addition, the Subadviser may adjust allocations based on the Portfolio’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.

With respect to the portion of the Portfolio that the Subadviser manages based upon sub-sub-adviser model portfolios, the Subadviser constructs a portfolio that represents the aggregation of the model portfolios based upon the allocation to each sub-sub-adviser’s strategy. The Subadviser then implements the portfolio consistent with the aggregation of the model portfolios but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Portfolio, the Subadviser purchases and sells securities at the times and in the manner considered by the Subadviser to be efficient for the Portfolio and it is expected that, generally, trades will be effected on a periodic basis, unless the Subadviser determines that more frequent trading is appropriate due to changing market conditions or other significant factors.

Sub-sub-advisers may be assigned a specific benchmark different than the Portfolio’s benchmark. However, the Portfolio’s primary index remains the benchmark for the Portfolio and is intended to be representative of the aggregate of the sub-sub-advisers’ benchmarks.

Sub-sub-advisers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative sub-sub-adviser selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A sub-sub-adviser using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.

With respect to the portion of the Portfolio managed by the Subadviser and not allocated to sub-sub-adviser strategies, the Subadviser utilizes quantitative and/or rules-based processes and qualitative analysis to assess Portfolio characteristics and invest in securities and instruments that the Subadviser believes will achieve the SunAmerica’s desired risk/return profile for the Portfolio. The Subadviser monitors and assesses Portfolio characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Portfolio characteristics consistent with the Portfolio’s investment objectives and strategies and the investment guidelines provided by SunAmerica. Portfolio characteristics may be managed with the goal to offset undesired relative over- or under-weights to exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, or country in order to seek to achieve the desired risk/return profile for the Portfolio. The Subadviser may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning.

The Portfolio, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Subadviser may increase or decrease the Portfolio’s cash reserves to seek to achieve the desired risk/return profile for the Portfolio, or in anticipation of a transition to a new sub-sub-adviser or large redemptions resulting from rebalancing by funds of funds that invest in the Portfolio.

The Portfolio usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Portfolio to perform as though its cash were actually invested in those markets. This exposure may or may not match the Portfolio’s benchmark. The Subadviser may not equitize all or a portion of the Portfolio’s cash or use the cash equitization process to reduce market exposure. At the direction of SunAmerica, the Portfolio invests any remaining cash in short-term investments, including pooled investment vehicles that invest in short-term investments.

The Portfolio may also invest a portion of its assets in securities of companies known as real estate investment trusts (“REITs”), which are companies that own and/or manage properties. By investing in REITs indirectly through the Portfolio, a shareholder will bear the expenses of the REITs in addition to the expenses of the Portfolio. The Portfolio may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

The Portfolio may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Portfolio expects to invest a significant portion of its assets in securities of companies in the financials, industrials and information technology sectors.

The Portfolio may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Portfolio may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Portfolio’s investment strategies.

For purposes of the Portfolio’s 80% investment policy, a company is considered to be a mid-capitalization company if it is included in the Russell Midcap® Index (the “Index”). Medium capitalization, or mid-cap, companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Index to the market capitalization of the largest company in the Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Index was between approximately $874.27 million and $250.12 billion. The Index includes approximately 800 of the smallest issuers in the Russell 1000 Index (a measure of the large- and mid-cap segments of the U.S. equity market) based on a combination of their market cap and current index membership. The Russell 1000 Index consists of approximately 1000 of the largest issuers in the Russell 3000 Index (which is designed to represent approximately 98% of the investable U.S. equity market). The universe includes companies determined to have the U.S. as their primary country of risk that are listed on the Cboe, NYSE, NYSE American, NYSE Arca, and NASDAQ with minimum total market capitalization of $30 million. The Index is float-adjusted market capitalization weighted. The Index is reconstituted semi-annually in June and December). As of June 29, 2026, the Index comprised 800 constituents.

Equity securities in which the Portfolio invests include common stocks, preferred stocks, and equity-equivalent securities or instruments whose values are based on common stocks (i.e., convertible securities, rights, warrants, or options (stock or stock index), futures contracts (stock or stock index) and index swaps). In lieu of, or in addition to, direct investments in equity securities, the Portfolio may invest in derivatives and other equity-equivalent, equity-linked or synthetic instruments whose values are based on, or are otherwise tied to, common stocks, equity securities, baskets of equity securities, or equity indexes. These instruments may include convertible securities, rights, warrants, equity-linked notes, participatory notes, options on individual stocks, stock indexes or exchange-traded funds, futures contracts on individual stocks or stock indexes, forward contracts on equity securities, baskets or indexes, total return swaps, equity index swaps, contracts for difference, and other swaps or similar instruments. The Portfolio may use these instruments as a substitute for direct investments in equity securities or to obtain, adjust, or manage exposure to particular issuers, markets, sectors, industries, countries, regions, capitalization ranges, styles, or equity indexes. Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity and Artificial Intelligence Risk

•	Operational Risk

•	Real Estate Investment Trusts Risk

Below is additional information describing certain non-principal investment risks associated with the Acquiring Portfolios’ additional investment strategies identified above.

Non-Principal Investment Risk	Description of the Risk
Active Trading Risk

A Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated Fund Rebalancing Risk

A Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, a Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, a Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

CLOs Risk

A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Portfolio invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may lack liquidity. However, an active dealer market may exist for CLOs, allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Cybersecurity and Artificial Intelligence Risk	Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer

Non-Principal Investment Risk	Description of the Risk

viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Portfolio, SunAmerica, a subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a Portfolio invests, and thereby cause the Portfolio’s investments to lose value.

The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.

Depositary Receipts Risk

Depositary receipts, which are generally considered foreign securities, include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and others. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. ADRs in which a Portfolio may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected.

Derivatives Risk

A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (e.g., stock options, futures, caps, floors, etc.). Futures and options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside

Non-Principal Investment Risk	Description of the Risk

of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from a Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with a Portfolio’s use of derivatives are market risk and counterparty risk.

Credit Risk. The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the subadviser does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Hybrid Instruments Risk. Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter (“OTC”) structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

Illiquidity Risk. Illiquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Non-Principal Investment Risk	Description of the Risk

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the CFTC and therefore, a Portfolio will not receive any benefit of CFTC or SEC regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.

Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities (or other positions) a Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching a Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio’s securities (or other positions) are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

Lack of Availability Risk. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the subadviser may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. A Portfolio may not be able to terminate or liquidate a derivative under some market conditions, which could result in substantial losses. Pursuant to Rule 18f-4 under the 1940 Act, a Portfolio must either use derivatives in a limited manner or comply with an outer limit on the amount of leverage-related risk that the Portfolio may obtain based on value-at-risk, among other things.

Non-Principal Investment Risk	Description of the Risk

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analysis that in many cases are different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to track. For example, a swap agreement on an ETF may not correlate perfectly with the index upon which the ETF is based because a Portfolio’s return is net of fees and expenses.

Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security (or other instrument) at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an OTC swaption, it increases its credit risk exposure to the counterparty.

Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A

Non-Principal Investment Risk	Description of the Risk

futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.

Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.

A Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. A Portfolio may also buy or sell OTC options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. A Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by a Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.

Regulatory Risk. New rules and regulations could, among other things, restrict a Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio, increasing margin or capital requirements, or otherwise limiting liquidity. The costs of derivatives transactions also may increase due to regulatory requirements imposed on clearing members, which may cause clearing members to raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result. The implementation of new regulations with respect to derivatives generally has increased the costs of trading in these instruments and, as a result, may affect returns to investors in a Portfolio.

Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross

Non-Principal Investment Risk	Description of the Risk

returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for a Portfolio to use swaps to meet its investment needs. A Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. There are several different types of swaps:

• Credit Swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

• Currency Swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

• Equity Swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

• Interest Rate or Inflation Swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

• Mortgage Swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

• Total Return Swaps (sometimes referred to as contracts for difference) are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

Credit Default Swaps Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Portfolio is the buyer. CFTC rules require that certain credit default swaps be executed through a centralized exchange or regulated

Non-Principal Investment Risk	Description of the Risk
facility and be cleared through a regulated clearinghouse. As a general matter, these requirements have increased costs in connection with trading these instruments.

Interest Rate Swaps and Related Derivatives Risk. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Tax Risk. The use of certain derivatives may cause a Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. A Portfolio’s use of derivatives may be limited by the requirements for taxation of a Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of a Portfolio’s taxable income or gains and distributions to shareholders.

Emerging Markets Risk

An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by SunAmerica or subadviser. An “emerging market” country is generally any country that is included in the MSCI Emerging Markets Index. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In addition, there may be less publicly available information about emerging market issuers due to differences in regulatory, accounting, auditing, and financial recordkeeping standards and available information may be unreliable or outdated.

Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries. The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may

Non-Principal Investment Risk	Description of the Risk

be subject to abrupt and severe price changes. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. Emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. A Portfolio may be exposed to emerging market risks directly (through certain futures contracts and other derivatives whose values are based on emerging market indices or securities).

Equity Securities Risk

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

• Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

• Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

• Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, EDRs and GDRs. More information about these equity securities is included elsewhere in this Prospectus or contained in the SAI.

Equity Securities are subject to the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the performance of different types of equity securities may rise or decline under varying

Non-Principal Investment Risk	Description of the Risk
market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.

Equity Securities Risk – Convertible Securities Risk

Convertible Securities Risk. Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. A convertible security is only considered an equity security if the exercise price of the convertible security is less than the fair market value of the security issuable upon conversion of such convertible security. The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, the creditworthiness of the issuer, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Convertible preferred stock and other hybrid instruments may also be subject to the risk of dividend suspension or reduction, and may be subordinated to the issuer’s debt obligations. Certain convertible securities may be subject to mandatory or contingent conversion provisions, which could result in conversion at a time or price unfavorable to a Portfolio. Additionally, an issuer may have the right to buy back or redeem certain of the convertible securities at a time and a price that is unfavorable to a Portfolio.

Equity Securities Risk – Preferred Stock Risk

Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for a Portfolio and may cause the preferred stock to lose substantial value.

Equity Securities Risk – Warrants and Rights Risk

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, as in the case of a corporate action. Warrants are rights to buy common stock of a company at a specified price during the life of the warrant. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale. If a warrant or right is not exercised by the date of its expiration, it may expire worthless if the market price of the securities is below the exercise price of the warrant.

Non-Principal Investment Risk	Description of the Risk
Exchange-Traded Funds Risk

ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively-managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. A Portfolio’s ability to invest in ETFs is limited by the Investment Company Act of 1940, as amended (the “1940 Act”).

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively managed ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. See “Investment Company Risk.”

Affiliated ETF Risk. A Portfolio that can invest in underlying ETFs is subject to potential affiliated ETF risk. A Portfolio’s subadviser selects the ETFs in which the Portfolio may invest, including ETFs that are affiliated with the subadviser. As a result, the subadviser may be subject to potential conflicts of interest in selecting the affiliated ETFs because of the fees payable by the ETFs to the subadviser and also because the fees payable to it by some of these ETFs are higher than the fees payable by other ETFs. However, the subadviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the ETFs.

Fixed Income Securities Risk

Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities represent indebtedness of the issuer and generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.

Fixed-income securities include, but are not limited to, U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed”

Non-Principal Investment Risk	Description of the Risk

securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and certain types of short-term investments. Short-term investments include, but are not limited to, money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. Commercial paper is a specific type of corporate note, with terms to maturity less than a year and short-term notes often payable in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the SAI.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed-income securities see “Mortgage-and Asset-Backed Securities” below.

In addition to those discussed above, investments in fixed-income securities may also include:

•

Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•

Asset-Backed Securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

•

Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•

Municipal Securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

Non-Principal Investment Risk	Description of the Risk

•

Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

•

Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

Recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Portfolio invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Portfolio is forced to sell such investments to meet redemptions or for other cash needs, such Portfolio may suffer a loss.

Fixed-Income Securities Risk – Bond Risk

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Investment grade bonds are bonds that are rated at least BBB– by S&P Global Ratings (“S&P®”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are determined by the subadviser to be of comparable quality at the time of purchase. The SAI has more detail about ratings.

Non-Principal Investment Risk	Description of the Risk

Bonds that are rated Baa by Moody’s or BBB by S&P® or Fitch have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® or Fitch have speculative characteristics. Bonds that do not meet the credit quality standards of an investment grade security (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Fixed Income Securities Risk – Call or Prepayment Risk

During periods of falling interest rates, a bond issuer may “call”—or repay—its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring a Portfolio to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through a Portfolio and result in a decline in a Portfolio’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Fixed Income Securities Risk – Credit Risk

The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If a Portfolio invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by a Portfolio fails to pay an obligation on a timely basis, otherwise defaults; or is perceived by other investors to be less creditworthy. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

The creditworthiness of an issuer is always a factor in analyzing fixed income securities. “High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of

Non-Principal Investment Risk	Description of the Risk
default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Fixed-Income Securities Risk – Credit Risk Transfer Securities Risk

Credit risk transfer securities are mortgage securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Unlike traditional mortgage-backed securities, credit risk transfer securities are unsecured and unguaranteed obligations of FNMA and FHLMC, whose payments of interest and repayment of principal are conditional based on the performance of a pool of underlying mortgage loans. Certain Portfolios may invest in credit risk transfer securities issued by FNMA (i.e., Connecticut Avenue Securities) and FHLMC (i.e., Structured Agency Credit Risk debt notes). These securities are unsecured and unguaranteed obligations of FNMA and FHLMC, whose payments of interest and repayment of principal are conditional based on the performance of a pool of underlying mortgage loans. While their cash flows mimic those of other securitized assets, credit risk transfer securities are not directly linked to or backed by the underlying mortgage loans. As a result, all or part of the mortgage default or credit risk associated with these securities is transferred to investors like the Portfolios. Therefore, the Portfolios could lose all or part of their investments in credit risk default securities in the event of default by the underlying mortgages.

Fixed Income Securities Risk – Extension Risk

The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.

Fixed Income Securities Risk – Interest Rate Risk

The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact a Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Fixed-Income Securities Risk – Floating Rate Securities Risk

Variable and floating rate obligations have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies (which normally will involve industrial development or revenue bonds), may have a maturity in excess of one year. In some cases, the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank. A bondholder can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. Floating rate obligations also include CLOs. CLOs include trusts typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans,

Non-Principal Investment Risk	Description of the Risk
and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by a Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. Floating rate obligations are considered to have liquidity because a number of U.S. and foreign securities dealers make active markets in these securities. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Fixed-Income Securities Risk – Junk Bonds Risk

A portion of a Portfolio’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact a Portfolio. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, a Portfolio may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by a Portfolio.

Fixed-Income Securities Risk – Sub-Prime Debt Securities Risk

The issuer of a sub-prime debt security may default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime debt instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress

Fixed-Income Securities Risk – Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Foreign Investment Risk – Emerging Markets Risk

An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by SunAmerica or subadviser. An “emerging market” country is generally any

Non-Principal Investment Risk	Description of the Risk

country that is included in the MSCI Emerging Markets Index. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In addition, there may be less publicly available information about emerging market issuers due to differences in regulatory, accounting, auditing, and financial recordkeeping standards and available information may be unreliable or outdated.

Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries. The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. Emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. A Portfolio may be exposed to emerging market risks directly (through certain futures contracts and other derivatives whose values are based on emerging market indices or securities).

Foreign Investment Risk – Foreign Currency Risk

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns. Portfolios buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases, they will experience a loss. A Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging purposes. Because a Portfolio’s foreign investments are generally held in foreign currencies, a Portfolio could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

A Portfolio may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do

Non-Principal Investment Risk	Description of the Risk

not correspond accurately to changes in the value of the Portfolio’s holdings. A Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Fundamental Investing Risk

A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach are subject to significant losses when the actual market prices of securities are materially different than from the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by the subadviser may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause a Portfolio to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Headline Risk

Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Illiquidity Risk	Illiquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is

Non-Principal Investment Risk	Description of the Risk

illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the CFTC and therefore, a Portfolio will not receive any benefit of CFTC or SEC regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.

Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities (or other positions) a Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching a Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio’s securities (or other positions) are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

Lack of Availability Risk. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the subadviser may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. A Portfolio may not be able to terminate or liquidate a derivative under some market conditions, which could result in substantial losses. Pursuant to Rule 18f-4 under the 1940 Act, a Portfolio must either use derivatives

Non-Principal Investment Risk	Description of the Risk
in a limited manner or comply with an outer limit on the amount of leverage-related risk that the Portfolio may obtain based on value-at-risk, among other things.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analysis that in many cases are different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to track. For example, a swap agreement on an ETF may not correlate perfectly with the index upon which the ETF is based because a Portfolio’s return is net of fees and expenses.

Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security (or other instrument) at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreedupon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an OTC swaption, it increases its credit risk exposure to the counterparty.

Non-Principal Investment Risk	Description of the Risk

Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.

Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.

A Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. A Portfolio may also buy or sell OTC options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. A Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by a Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.

Regulatory Risk. New rules and regulations could, among other things, restrict a Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio, increasing margin or capital requirements, or otherwise limiting liquidity. The costs of derivatives transactions also may increase due to regulatory requirements imposed on clearing members, which may cause clearing members to raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result. The implementation of new regulations with respect to derivatives generally has increased the costs of trading in these instruments and, as a result, may affect returns to investors in a Portfolio.

Non-Principal Investment Risk	Description of the Risk

Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for a Portfolio to use swaps to meet its investment needs. A Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. There are several different types of swaps:

• Credit Swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

• Currency Swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

• Equity Swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

• Interest Rate or Inflation Swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

• Mortgage Swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

• Total Return Swaps (sometimes referred to as contracts for difference) are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

Credit Default Swaps Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit

Non-Principal Investment Risk	Description of the Risk

event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Portfolio is the buyer. CFTC rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these requirements have increased costs in connection with trading these instruments.

Interest Rate Swaps and Related Derivatives Risk. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Tax Risk. The use of certain derivatives may cause a Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. A Portfolio’s use of derivatives may be limited by the requirements for taxation of a Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of a Portfolio’s taxable income or gains and distributions to shareholders.

Investment Company Risk

Registered investment companies are investments by a Portfolio in other investment companies, including ETFs, which are registered in accordance with the federal securities laws. The risks of a Portfolio owning other investment companies, including ETFs or Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by a Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly. See also “Exchange-Traded Funds Risk.”

Initial Public Offering (“IPO”) Risk

A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Leverage Risk

A Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. A Portfolio’s use of certain economically

Non-Principal Investment Risk	Description of the Risk

leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Loan Risk

Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and illiquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may lack liquidity or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.

A Portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a Portfolio’s liquidity needs. When purchasing a participation, a Portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institutions interests with respect to a loan may involve additional risks.

Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.

Transactions in loans may settle on a delayed basis, resulting in the proceeds from the sale of a loan not being available to make additional investments or to meet a Portfolio’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Portfolio may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

Non-Principal Investment Risk	Description of the Risk
Market Risk

A Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation, weakness in the broad market, a particular industry, or specific holdings, adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts; trade wars and similar conflicts, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for a sector, an industry or an issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Government intervention in markets may impact interest rates, market volatility and security pricing. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Market Capitalization Risk – Large Cap Companies Risk

Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and Underlying Portfolios and the indices described below change over time. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States. A Portfolio or underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios and Underlying Portfolios, except as noted in a Portfolio’s or Underlying Portfolio’s Summary:

•

Large-Cap Companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of May 31, 2026, the market capitalization range of the companies in the Russell 1000® Index was between approximately $17.107 million to $5.15 trillion.

Market Capitalization Risk – Mid-Cap Companies Risk

Companies are determined to be large-cap companies, mid-cap companies, or small—cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and Underlying Portfolios and the indices described below change over time. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States. A Portfolio or underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios and Underlying Portfolios, except as noted in a Portfolio’s or Underlying Portfolio’s Summary:

Non-Principal Investment Risk	Description of the Risk

• Mid-Cap Companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Value Index to the market capitalization of the largest company in the Russell Midcap® Value Index during the most recent 12-month period. As of February 28, 2026, the market capitalization range of the companies in the Russell Midcap® Value Index was $12,717 million to $128.842 billion.

Mid-Cap Companies Risk. The risk that mid-cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of mid-cap companies are also subject to the risks of small—cap companies, to a lesser extent.

Market Capitalization Risk – Small-Cap Companies Risk

Companies are determined to be large-cap companies, mid-cap companies, or small—cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and Underlying Portfolios and the indices described below change over time. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States. A Portfolio or underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios and Underlying Portfolios, except as noted in a Portfolio’s or Underlying Portfolio’s Summary:

• Small-Cap Companies will include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of February 28, 2026, the market capitalization range of the companies in the Russell 2000® Index was $1,009 million to $39.26 billion.

Small-Cap Companies Risk. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth and experience in management. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that a Portfolio could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before a Portfolio realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Management Risk

A Portfolio is subject to management risk because it is an actively-managed investment portfolio. A Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that

Non-Principal Investment Risk	Description of the Risk

these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Growth Stock Risk. A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Money Market Securities Risk

All of the Portfolios may invest part of their assets in high quality money market securities payable in U.S. dollars. These high quality money market securities include:

• Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

• Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

• Commercial paper sold by corporations and finance companies.

• Corporate debt obligations with remaining maturities of 13 months or less.

• Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

An investment in a Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Mortgage- and Asset- Backed Securities Risk

Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or

Non-Principal Investment Risk	Description of the Risk

indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.

Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Mortgage- and Asset- Backed Securities Risk – CLOs Risk

A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Portfolio invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may lack liquidity. However, an active dealer market may exist for CLOs, allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.

Multi-Manager Approach Risk

While the investment strategies employed by a Portfolios’ subadvisers and sub-sub-advisers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by a Portfolio’s subadvisers and sub-sub-advisers may result in a Portfolio holding a significant amount of certain types of securities. This may be beneficial or detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall

Non-Principal Investment Risk	Description of the Risk

economic environment. The subadvisers and sub-sub-advisers selected for a Portfolio may underperform the market generally or other sub-advisers that could have been selected for that Portfolio. The multi-manager approach could increase a Portfolio’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Portfolio’s portfolio securities, higher brokerage commissions and other transaction costs. The success of a Portfolio’s investment strategy depends on, among other things, the SunAmerica’s skill in selecting subadvisers, the subadviser’s skill in allocating assets among itself and other sub-advisers and/or sub-sub-advisers, and the subadviser’s skill in executing the relevant investment strategy and selecting investments for the Portfolio.

Non-U.S. Fixed-Income Securities Risk

A Portfolio’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. They may also be issued by non-U.S. government agencies or instrumentalities. No assurance can be given that a non-U.S. government will provide financial support to government agencies or instrumentalities and therefore bonds issued by non-U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with these foreign investments.

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Portfolio. Securities held by a Portfolio which are denominated in U.S. dollars are still subject to currency risk.

Non-Discretionary Implementation Risk

With respect to the portion of a Portfolio that is managed by the Subadviser pursuant to model portfolios provided by sub-sub-advisers, it is expected that trades will be effected on a periodic basis and, therefore, less frequently than would typically be the case if the sub-sub-advisers managed that portion of the Portfolio directly on a discretionary basis. Given that values of investments change with market conditions, this could cause a Portfolio’s return to be lower than if that portion of the Portfolio were managed directly by a sub-sub-adviser. In addition, the subadviser may deviate from the model portfolios provided by a sub-sub-adviser for various purposes, and this may cause a Portfolio’s return to be lower than if the subadviser had implemented the model portfolio as provided by the sub-sub-adviser.

Non-Diversification Risk

Certain Portfolios are organized as “non-diversified” Portfolios. A non-diversified Portfolio may invest a larger portion of its assets in the stocks of a single company than a diversified fund, and thus can concentrate in a smaller number of issuers. A Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.

Non-Principal Investment Risk	Description of the Risk
Operational Risk

The Portfolios are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Portfolios’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Portfolios seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks, such as disruptions in trading, valuation, shareholder servicing, or regulatory reporting even in the absence of a cybersecurity event.

Real Estate Investment Trusts Risk

REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only the shareholder’s proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs.

Repurchase Agreement Risk

Repurchase agreements are agreements in which the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Portfolio’s income and the value of a Portfolio to decline.

Restricted Securities Risk

Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that are subject to contractual restrictions that may make them difficult to sell. Certain restricted securities (such as Rule 144A securities) may have established trading markets.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Financials Sector Risk. The Portfolio is vulnerable to the particular risks that may affect companies in the financials sector. Companies in the financials sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financials sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Non-Principal Investment Risk	Description of the Risk

Industrials Sector Risk. Industrials companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. There are numerous risks and uncertainties involved in investing in the information technology sector. Historically, the prices of securities in this sector have tended to be volatile. If the Portfolio invests primarily in information technology-related issuers, it bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The information technology sector includes companies from various industries, including internet, computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Real Estate Industry Risk. Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. A Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If a Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from registration under the 1940 Act. REITs may be leveraged, which increases risk.

Technology Sector Risk. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector

Non-Principal Investment Risk	Description of the Risk

includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Short-Term Investments

The Portfolio may invest in short-term investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by the Portfolio during periods when the Adviser or the Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Common short-term investments include, but are not limited to:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations. Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC.

Commercial Paper. Short-term notes (up to 397 days) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.

Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial

Non-Principal Investment Risk	Description of the Risk
redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

Variable Amount Master Demand Notes. Variable amount master demand notes permit the Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or the Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by NRSROs and the Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Variable amount master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes. The Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities. Debt securities maturing generally within 397 days of the date of purchase and include adjustable-rate mortgage securities backed by Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. The Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Portfolio’s money is invested in the security. Whenever the Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the

Non-Principal Investment Risk	Description of the Risk

repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Special Situations Risk

A special situation arises when, in the opinion of the adviser or subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

U.S. and Non-U.S. Corporate Debt Securities Risk

U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, economic sanctions, war, and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose a Fund to greater risk than investments in U.S. corporate debt securities.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Treasury Inflation-Protected Securities (“TIPS”) are U.S. Treasury securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk

A Portfolio may purchase or sell when-issued securities that have been authorized but not yet issued in the market. A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. A Portfolio may engage

Non-Principal Investment Risk	Description of the Risk

in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. There is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Settlement Risk. Investments purchased on an extended settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.

APPENDIX R

Summary of Target Portfolio Non-Principal Investment Risks

Below is a summary of the non-principal investment risks for the Target Portfolios. The Target Portfolios may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described below to different degrees.

•	Allocation Risk
•	Concentration Risk
•	Collateralized Loan Obligation Risk
•	Collateralized Mortgage Obligation Risk
•	Convertible Securities Risk
•	Counterparty Risk
•	Credit Risk
•	Credit Risk Transfer Securities Risk
•	Depositary Receipts Risk
•	Derivatives Risk
•	Dividend-Paying Stock Risk
•	Emerging Markets Risk
•	Environmental, Social and Governance (ESG) Considerations Risk
•	Foreign Investment and Currency Risk
•	Geographic Focus Risk
•	High-Yield Fixed-Income Investment Risk
•	Inflation Risk
•	Inflation-Linked Investments Risk
•	Initial Public Offering Risk
•	Interest Rate Risk
•	Investing in China Risk
•	Investment Style Risk
•	Large-Capitalization Company Risk
•	Leverage Risk
•	Liquidity and Valuation Risk
•	Loan Risk
•	Market Capitalization Risk
•	Master Limited Partnerships Risk
•	Mid-Capitalization Company Risk
•	Money Market Instruments Risk
•	Mortgage-Backed and Other Asset-Backed Securities Risk
•	Municipal Obligations Risk
•	Non-Diversified Fund Risk
•	Other Investment Companies Risk
•	Portfolio Turnover Risk
•	Regulatory Risk
•	Real Estate Investment Trusts Risk
•	Repurchase Agreements Risk
•	Rule 144A Securities and Other Exempt Securities Risk
•	Small-Capitalization Company Risk
•	Sovereign Debt Risk
•	Special Situations Risk
•	US Government Securities Risk
•	Utilities Risk
•	Warrants Risk

R-1

•	When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk
•	Cybersecurity and Operational Risk
•	Geographic Focus Risk—Asia and Europe
•	Illiquid Investments
•	Legal and Regulatory Risk
•	Quantitative Model Risk
•	Redemption Risk
•	Temporary Defensive Positions

R-2

APPENDIX S

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Target Portfolio or the Acquiring Portfolio. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution and may be amended after its execution.

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [ ], 2026, by and between Guardian Variable Products Trust (the “Target Portfolio Trust”), a Delaware statutory trust, on behalf of its series listed under the heading “Target Portfolios” on Schedule A (each, an “Target Portfolio”), SunAmerica Series Trust and Seasons Series Trust (collectively, the “Acquiring Portfolio Trust”), a Massachusetts business trust, on behalf of its series listed under the heading “Corresponding Acquiring Portfolios” on Schedule A (each, an “Acquiring Portfolio” and, together with the Target Portfolios, the “Funds”), respectively. SA Franklin Systematic U.S. Large Cap Core Portfolio, SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio), SA Index Allocation 60/40 Portfolio, SA JPMorgan MFS Core Bond Portfolio, SA MFS Large Cap Growth Portfolio, SA Franklin Small Company Value Portfolio, SA Multi-Managed Diversified Fixed Income Portfolio, SA JPMorgan Ultra-Short Bond Portfolio, SA Franklin BW U.S. Large Cap Value Portfolio, SA Fidelity Institutional AM International Growth Portfolio, SA Large Cap Value Index Portfolio and SA Franklin Systematic U.S. Large Cap Value Portfolio shall each be referred to herein as an “Existing Acquiring Portfolio” and SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio and SA Franklin Mid Cap Core Portfolio shall each be referred to herein as a “Shell Acquiring Portfolio”. SunAmerica Asset Management, LLC (the “Acquiring Portfolio Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 4.4, 5.12 and 8.2; Park Avenue Institutional Advisers LLC (the “Target Portfolio Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 4.3 and 8.2. The Guardian Insurance & Annuity Company, Inc. (“GIAC”) joins this Agreement solely for purposes of paragraph 5.13.

Each reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Portfolio listed opposite the applicable Target Portfolio’s name on Schedule A in exchange solely for, as applicable, Class 1 and Class 3 shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the applicable Acquiring Portfolio of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the applicable Acquiring Portfolio Shares to the shareholders of the applicable Target Portfolio in complete liquidation of the applicable Target Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”) (for convenience, and except as otherwise expressly provided herein, the balance of this Agreement refers only to a single Reorganization, one Target Portfolio, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1. The Reorganization. Subject to the requisite approval of the Target Portfolio’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Target Portfolio Trust shall, on behalf of the Target Portfolio, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio. In consideration of the foregoing, at the Effective Time, the Acquiring Portfolio Trust shall, on behalf of the Acquiring Portfolio, deliver to the Target Portfolio Trust, on behalf of the Target Portfolio, full and fractional Acquiring Portfolio Shares, and the Acquiring Portfolio Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Portfolio. The number of Acquiring Portfolio Shares to be delivered to the Target Portfolio Trust on behalf of the Target Portfolio shall be determined as set forth in paragraph 2.3.

1.2. Assets of the Target Portfolio. The assets of the Target Portfolio to be transferred to the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Target Portfolio, any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Target Portfolio at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Target Portfolio to prepare and file tax returns pursuant to paragraph 5.11 of this Agreement.

1.3. Liabilities of the Target Portfolio. The Target Portfolio will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Target Portfolio’s normal investment operations. The Acquiring Portfolio shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Target Portfolio approved by the Acquiring Portfolio Adviser (the “Statement of Assets and Liabilities”), as of the Closing Date (as defined in paragraph 3.1), prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied from the Target Portfolio’s prior audited period (collectively, the “Liabilities”). The Acquiring Portfolio shall assume only those Liabilities of the Target Portfolio reflected in that Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued.

1.4. Distribution of Acquiring Portfolio Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Target Portfolio Trust, on behalf of the Target Portfolio, will distribute the Acquiring Portfolio Shares received from the Acquiring Portfolio Trust pursuant to paragraph 1.1 pro rata to the record holders of the shares of the Target Portfolio determined as of the Effective Time (the “Target Portfolio Shareholders”) in complete liquidation of the Target Portfolio. Holders of shares of beneficial interest of the Target Portfolio (the “Target Portfolio Shares”) will receive Class 1 or Class 3 Acquiring Portfolio Shares, as applicable, as outlined in Schedule A. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Target Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Target Portfolio Shareholders. The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to Target Portfolio Shareholders shall be equal to the aggregate net asset value of the then outstanding Target Portfolio Shares. Immediately following such distribution, all issued and outstanding Target Portfolio Shares will simultaneously be redeemed and canceled on the books of the Target Portfolio. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such transfers.

1.5. Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Target Portfolio’s shares on the books of the Target Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6. Recorded Ownership of Acquiring Portfolio Shares. Ownership of Acquiring Portfolio Shares by the Target Portfolio Shareholders will be shown on the books of the Acquiring Portfolio’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7. Filing Responsibilities of Target Portfolio. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Target Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Portfolio up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Portfolio. For the avoidance of doubt, the Target Portfolio shall remain responsible for any filings related to the windup, liquidation, deregistration, or dissolution of the Target Portfolio and any other filings legally required to be made by the Target Portfolio after the Closing Date.

1.8. Termination of Target Portfolio. The Target Portfolio will be dissolved, have its affairs wound up and be terminated as a series of the Target Portfolio Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1. Net Asset Value of the Target Portfolio. In connection with the Reorganization, the net asset value of the Target Portfolio Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Target Portfolio Trust (the “Target Portfolio Trust Board”), as described in the then-current prospectus and statement of additional information of the Target Portfolio. The Target Portfolio Trust and the Acquiring Portfolio Trust agree to use commercially reasonable and good faith efforts to cause their respective service providers to work together to resolve before the Closing Date any material differences identified between the valuations of the Assets of the Target Portfolio determined using the Acquiring Portfolio’s valuation procedures as compared to the prices of the same Assets determined using the Target Portfolio’s valuation procedures.

2.2. Net Asset Value of the Acquiring Portfolio. In connection with the Reorganization, the net asset value of the Acquiring Portfolio Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquiring Portfolio Trust (the “Acquiring Portfolio Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquiring Portfolio, unless the Acquiring Portfolio is an Acquiring Shell Fund, in which case it shall be the same as the net asset value of the Target Portfolio Shares as computed in accordance with paragraph 2.1.

2.3. Calculation of Number of Acquiring Portfolio Shares. The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in connection with the Reorganization (i) shall be equal to the number of full and fractional Target Portfolio Shares owned by Target Portfolio Shareholders at the Effective Time for a Reorganization of the Target Portfolio into a Shell Acquiring Portfolio, or (ii) shall be determined by dividing the net asset value of the Target Portfolio Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Portfolio Shares, determined in accordance with paragraph 2.2 for a Reorganization of the Target Portfolio into an Existing Acquiring Portfolio.

2.4. Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

ARTICLE III

CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Transfer and Delivery of Assets. The Target Portfolio Trust shall direct State Street Bank and Trust Company (“State Street”), as custodian for the Target Portfolio, to deliver to the Acquiring Portfolio Trust at the

Closing a certificate or representation of an authorized officer of State Street stating that the Assets were delivered in proper form to the Acquiring Portfolio or its custodian at the Effective Time. The Target Portfolio’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by State Street, as custodian for the Target Portfolio, to those persons at State Street, as the custodian for the Acquiring Portfolio, who have primary responsibility for the safekeeping of the assets of the Acquiring Portfolio. State Street shall deliver to those persons at State Street who have primary responsibility for the safekeeping of the assets of the Acquiring Portfolio as of the Effective Time by book entry, in accordance with the customary practices of State Street and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Target Portfolio shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3. Share Records. The Target Portfolio Trust shall direct State Street, in its capacity as transfer agent for the Target Portfolio, to deliver to the Acquiring Portfolio Trust at the Closing a certificate or other documentation of an authorized officer of State Street stating that its records contain the names and addresses of the Target Portfolio Shareholders and the class, number and percentage ownership of outstanding Target Portfolio Shares owned by each such Target Portfolio Shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver to the Secretary of the Target Portfolio prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Portfolio Shares will be credited to the Target Portfolio at the Effective Time, or provide other evidence reasonably satisfactory to the Target Portfolio as of the Effective Time that such Acquiring Portfolio Shares have been credited to the Target Portfolio’s accounts on the books of the Acquiring Portfolio.

3.4. Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of an Existing Acquiring Portfolio or an Target Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Target Portfolio or the investment adviser of the Existing Acquiring Portfolio, accurate appraisal of the value of the net assets of the Target Portfolio or Existing Acquiring Portfolio, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such other date as may be agreed upon by the Target Portfolio Trust, on behalf of the Target Portfolio, and the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio.

3.5. Failure to Deliver Assets. If the Target Portfolio is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Portfolio of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Target Portfolio’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Portfolio shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Portfolio or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Target Portfolio Trust. Except as has been fully disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Target Portfolio Trust, the Target Portfolio Trust, on behalf of the Target Portfolio, represents and warrants to the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, as follows:

(a) The Target Portfolio is a duly established series of the Target Portfolio Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Target Portfolio Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Target Portfolio Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Portfolio Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Portfolio Trust, on behalf of the Target Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d) The current prospectus and statement of additional information of the Target Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Portfolio, at the Effective Time, the Target Portfolio Trust, on behalf of the Target Portfolio, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Target Portfolio’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Portfolio, the Target Portfolio Trust, on behalf of the Target Portfolio, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time.

(g) Except as otherwise disclosed to and accepted by the Acquiring Portfolio in writing, all material contracts or other commitments of the Target Portfolio (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Target Portfolio on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by the Acquiring Portfolio in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Target Portfolio Trust’s knowledge, threatened against the Target Portfolio or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Target Portfolio’s financial condition or the conduct of its business. The Target Portfolio Trust, on behalf of the Target Portfolio, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Target Portfolio Trust, on behalf of the Target Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Portfolio’s business or its ability to consummate the transactions herein contemplated.

(i) The financial statements of the Target Portfolio for its most recently completed fiscal year prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Target Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Target Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the Target Portfolio’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Target Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Portfolio Shares due to declines in market values of securities held by the Target Portfolio, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Target Portfolio shall not constitute a material adverse change either individually or in the aggregate.

(k) The Target Portfolio is classified as an entity that is disregarded as separate from GIAC” for U.S. federal income tax purposes.

(l) GIAC is taxed as an insurance company in accordance with Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”).

(m) The Target Portfolio Shares are offered only as underlying investment options to variable annuity contracts or variable life insurance policies (“GIAC Contracts”) issued by GIAC.

(n) Each of the GIAC Contracts is treated as a “variable contract” within the meaning of Section 817(d) of the Code.

(o) To the best knowledge of the Target Portfolio Trust, GIAC, and not the holders (the “GIAC Contract Owners”) of the GIAC Contracts, has been and is treated for U.S. federal income tax purposes as the owner of the interests in the Target Portfolio.

(p) No modifications are being made to the GIAC Contracts as a result of or in connection with the Reorganizations other than the addition of investment options funded by the Acquiring Portfolio Shares.

(q) The Target Portfolio, with respect to each taxable year and each applicable quarter that has ended prior to the Closing Date during which it has served as a funding vehicle for the separate accounts funding variable annuity and/or variable life insurance contracts, has satisfied the diversification requirements of Section 817(h) of the Code and the applicable Treasury Regulations thereunder.

(r) For a Reorganization in which the Target Portfolio is reorganized into the Shell Acquiring Portfolio, the assets that will be transferred by the Target Portfolio to the Shell Acquiring Portfolio pursuant to the Reorganization will consist of a “diversified portfolio,” which is a portfolio of stocks and securities not more than 25% of the value of which is attributable to the stock and securities of any one issuer and not more than 50% of the value of which is attributable to the stock and securities of five or fewer issuers. For this purpose, cash and cash items are excluded from total assets, and Government securities are included in total assets for purposes of the denominator of the 25% and 50% tests (unless the Government securities are acquired to meet the 25% and 50% tests) but are not treated as securities of an issuer for purposes of the numerator of the 25% and 50% tests. Equity interests in regulated investment companies, and in certain other assets, are tested using a look-through to the underlying portfolio.

(s) At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Target Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Target Portfolio, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(t) All Target Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Portfolio Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Target Portfolio Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of State Street, on behalf of the Target Portfolio, as provided in paragraph 3.3. The Target Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Portfolio Shares, nor is there outstanding any security convertible into any Target Portfolio Shares.

(u) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of the Target Portfolio Trust Board, on behalf of the Target Portfolio, and, subject to the approval of the shareholders of the Target Portfolio, this Agreement will constitute a valid and binding obligation of the Target Portfolio Trust, on behalf of the Target Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(v) The information to be furnished by the Target Portfolio for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(w) The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Target Portfolio for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Target Portfolio contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (w) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio Trust, the Acquiring Portfolio or the Acquiring Portfolio Adviser for use therein.

4.2. Representations and Warranties of the Acquiring Portfolio Trust. Except as has been fully disclosed to the Target Portfolio in a written instrument executed by an officer of the Acquiring Portfolio Trust, the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Target Portfolio Trust, on behalf of the Target Portfolio, as follows:

(a) The Acquiring Portfolio is a duly established series of the Acquiring Portfolio Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Portfolio Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b) The Acquiring Portfolio Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Portfolio Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d) At or prior to the Effective Time, the Acquiring Portfolio Trust shall have on file with the Commission an effective registration statement for the Acquiring Portfolio.

(e) The prospectus and statement of additional information of the Acquiring Portfolio as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f) Except as otherwise disclosed to and accepted by or on behalf of the Target Portfolio, at the Effective Time, the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, will have good and marketable title to the Acquiring Portfolio’s assets (if any), free of any liens or other encumbrances.

(g) Except as otherwise disclosed to and accepted by or on behalf of the Target Portfolio, the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Massachusetts law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound.

(h) Except as otherwise disclosed to and accepted by the Target Portfolio in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Portfolio Trust’s knowledge, threatened against the Acquiring Portfolio Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business. The Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Portfolio’s business or its ability to consummate the transactions herein contemplated.

(i) At the Effective Time, the Shell Acquiring Portfolio will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement, including the approval of its investment advisory agreement with the Acquiring Portfolio Adviser) and no liabilities of any kind. The Shell Acquiring Portfolio will not commence operations until after the Effective Time.

(j) The Shell Acquiring Portfolio was established as a new series of the Acquiring Portfolio Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Shell Acquiring Portfolio and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Target Portfolio as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Portfolio will be held by the former holders of Target Portfolio Shares. The Shell Acquiring Portfolio will take all steps necessary after the Closing Date to (i) qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code, (ii) be treated as an investment company to which Section 1.817-5(f) of the Treasury Regulations applies, (iii) satisfy the diversification requirements of Section 817(h) of the Code and the applicable Treasury Regulations thereunder, and (iv) with respect to the ownership of shares in and access to the Shell Acquiring Portfolio, satisfy the requirements and limitations that apply to variable contracts for U.S. federal income tax purposes under the investor control doctrine and the requirements and limitations specifically set forth in Section 1.817-5(f) of the Treasury Regulations. Immediately before the Effective Time, no federal, state or other tax returns of the Shell Acquiring Portfolio will have been required by law to be filed and no federal, state or other taxes will be due by the Shell Acquiring Portfolio; the Shell Acquiring Portfolio will not have been required to pay any assessments; and the Shell Acquiring Portfolio will not have any tax liabilities. Consequently, immediately before the Effective Time, the Shell Acquiring Portfolio will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Shell Acquiring Portfolio will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Portfolio Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Portfolio Trust (the “Acquiring Portfolio Trust Board”) may authorize from time to time. As of the date of this Agreement, the Shell Acquiring Portfolio does not have outstanding shares of any class. As of the Closing Date, the authorized and offered shares of beneficial interest of the Shell Acquiring Portfolio will include, among other classes, Class 1 shares and Class 3 shares, each having the characteristics described in the Shell Acquiring Portfolio’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Shell Acquiring Portfolio Shares are outstanding.

(k) The financial statements of the Existing Acquiring Portfolio for its most recently completed fiscal year prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Target Portfolio) present fairly, in all material respects, the financial condition of the Existing Acquiring Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Existing Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(l) Since the last day of the Existing Acquiring Portfolio’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Portfolio. For the purposes of this subparagraph (l), a decline in net asset value per share of Existing Acquiring Portfolio Shares due to declines in market values of securities held by the Existing Acquiring Portfolio, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Existing Acquiring Portfolio shall not constitute a material adverse change either individually or in the aggregate.

(m) For each taxable year of the Existing Acquiring Portfolio’s operations and for the portion through the Closing Date of the taxable year of the Existing Acquiring Portfolio that includes the Closing Date, the Existing Acquiring Portfolio met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (in each case, computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date and all previously taxable years.

(n) The Existing Acquiring Portfolio, with respect to each taxable year and each applicable quarter that has ended prior to the Closing Date during which it has served as a funding vehicle for the separate accounts funding variable annuity and/or variable life insurance contracts, has satisfied (or will satisfy) the diversification requirements of Section 817(h) of the Code and the applicable Treasury Regulations thereunder.

(o) At all relevant times on or before the Closing Date, the Existing Acquiring Portfolio has been or will be an investment company to which Section 1.817-5(f) of the Treasury Regulations applies.

(p) For each taxable year of the Existing Acquiring Portfolio’s operations and for the portion through the Closing Date of the taxable year of the Existing Acquiring Portfolio that includes the Closing Date, the ownership of shares in and access to the Existing Acquiring Portfolio has satisfied (or will satisfy) the requirements and limitations that apply to variable contracts for U.S. federal income tax purposes under the investor control doctrine and the requirements and limitations specifically set forth in Section 1.817-5(f) of the Treasury Regulations.

(q) At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Existing Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes (whether or not shown as due on said returns, forms and reports) shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Existing Acquiring Portfolio, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(r) All Existing Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Portfolio Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. The Existing Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Existing Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Existing Acquiring Portfolio Shares.

(s) The execution, delivery and performance of this Agreement by the Acquiring Portfolio Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Portfolio Trust Board, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(t) The Acquiring Portfolio’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Portfolio Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Portfolio Shares to be issued and delivered to the Target Portfolio, for the account of the Target Portfolio Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, will be fully paid and non-assessable by the Acquiring Portfolio Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio Shares, nor is there outstanding any security convertible into any of the Acquiring Portfolio’s shares.

(u) The information to be furnished by the Acquiring Portfolio for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(v) The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Portfolio and the Acquiring Portfolio Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Target Portfolio contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (v) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Portfolio Trust, the Target Portfolio or the Target Portfolio Adviser for use therein.

(w) The Acquiring Portfolio’s investment advisory agreement with the Acquiring Portfolio Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

4.3. Representations and Warranties of the Target Portfolio Adviser.

The Target Portfolio Adviser, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) Target Portfolio Adviser is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Target Portfolio Adviser has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b) The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of the Target Portfolio Adviser and by all other necessary limited liability company action on the part of the Target Portfolio Adviser, and, subject to the due authorization, execution and delivery of this

Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Target Portfolio Adviser enforceable against the Target Portfolio Adviser in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) As of each of the effective date of the N-14 Registration Statement (as defined in paragraph 5.6), the date of the meeting of shareholders of the Target Portfolio and the Closing Date and registration statement of the Acquiring Portfolio, including the documents contained or incorporated therein by reference, insofar as they relate to the Target Portfolio Adviser, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d) Any due diligence materials made available by the Target Portfolio Adviser in response to a written request by the Acquiring Portfolio, Acquiring Portfolio Trust Board, or Acquiring Portfolio Adviser are true and correct in all material respects and contain no material misstatements or omissions as of the date hereof.

4.4. Representations and Warranties of the Acquiring Portfolio Adviser.

The Acquiring Portfolio Adviser, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Acquiring Portfolio Adviser is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Portfolio Adviser has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b) The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of the Acquiring Portfolio Adviser and by all other necessary limited liability company action on the part of the Acquiring Portfolio Adviser, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquiring Portfolio Adviser enforceable against the Acquiring Portfolio Adviser in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) As of each of the effective date of the N-14 Registration Statement (as defined in paragraph 5.6), the date of the meeting of shareholders of the Target Portfolio and the Closing Date and registration statement of the Acquiring Portfolio, including the documents contained or incorporated therein by reference, insofar as they relate to the Acquiring Portfolio Adviser, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d) Any due diligence materials made available by the Acquiring Portfolio Adviser in response to a written request by the Target Portfolio, Target Portfolio Trust Board, or Target Portfolio Adviser are true and correct in all material respects and contain no material misstatements or omissions, as of the date hereof.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Existing Acquiring Portfolio and the Target Portfolio will each operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Shell Acquiring Portfolio shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2. Meeting of Shareholders. The Target Portfolio Trust will call a meeting of the shareholders of the Target Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. No Distribution of Acquiring Portfolio Shares. The Target Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4. Information. The Target Portfolio Trust, on behalf of the Target Portfolio, will assist the Acquiring Portfolio Trust in obtaining such information as the Acquiring Portfolio Trust reasonably requests concerning the beneficial ownership of the Target Portfolio Shares.

5.5. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, and the Target Portfolio Trust, on behalf of the Target Portfolio, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6. N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Portfolio Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Target Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7. Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Target Portfolio will make a liquidating distribution to Target Portfolio Shareholders consisting of the Acquiring Portfolio Shares received at the Closing, as set forth in paragraph 1.4.

5.8. Best Efforts. The Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, and the Target Portfolio Trust, on behalf of the Target Portfolio, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. Other Instruments. The Target Portfolio Trust, on behalf of the Target Portfolio, and the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Portfolio Trust’s, on behalf of the Target Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Acquiring Portfolio Trust’s, on behalf of the Acquiring Portfolio, title to and possession of the Assets and assumption of the Liabilities.

5.10. Regulatory Approvals. The Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11. Tax Filings. The Target Portfolio shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Portfolio such tax returns in a timely manner, and the Target Portfolio and the Acquiring Portfolio shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Portfolio shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Portfolio for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.12. Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Portfolio Trust agrees that for a period of three years after the Closing Date, the Acquiring Portfolio Trust will maintain the composition of the Acquiring Portfolio Trust Board so that at least 75% of the members of the Acquiring Portfolio Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Portfolio Adviser or the Target Portfolio Adviser; and (b) the Acquiring Portfolio Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Portfolio Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Portfolio (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Portfolio (or any successor) as a result of the transactions contemplated hereby.

5.13. Deemed Sale Election. With respect to each Reorganization of a Target Portfolio (or Target Portfolios, as the case may be) into a Shell Acquiring Portfolio that constitutes a “conversion transaction” within the meaning of Section 1.337(d)-7(a)(2)(ii), if the assets that will be transferred to the Shell Acquiring Portfolio have a net built-in gain for such purposes, GIAC shall make an election pursuant to Section 1.337(d)-7(c) of the Treasury Regulations (a “Deemed Sale Election”) on its U.S. federal income tax return for the taxable year that includes the Closing Date. GIAC shall promptly provide the applicable Acquiring Portfolio with a copy of any such Deemed Sale Election.

5.14. Section 362 Election. With respect to each Reorganization of a Target Portfolio (or Target Portfolios, as the case may be) into a Shell Acquiring Portfolio that is described in Section 362(e)(2), if the assets that will be transferred to the Shell Acquiring Portfolio have a net built-in loss for such purposes, GIAC and the applicable Acquiring Portfolio shall each make an election pursuant to Section 362(e)(2)(C) (a “Section 362(e)(2) Election”) on its U.S. federal income tax return for the taxable year that includes the Closing Date. GIAC and the applicable Shell Acquiring Portfolio shall each promptly provide the other party with a copy of any such Section 362(e)(2) Election.

ARTICLE VI

CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Target Portfolio. The obligations of the Target Portfolio Trust, on behalf of the Target Portfolio, to consummate the transactions provided for herein shall be subject, at the Target Portfolio Trust’s election, to the following conditions:

(a) All representations and warranties of the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Target Portfolio a certificate executed in the name of the Acquiring Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Portfolio Trust, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Portfolio Trust shall reasonably request.

(c) The post-effective amendment to the registration statement of the Acquiring Portfolio on Form N-1A relating to the Acquiring Portfolio Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Portfolio, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(d) The Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, on or before the Effective Time.

(e) The Target Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) The Target Portfolio Trust shall have received on the Closing Date the opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Portfolio Trust, with such assumptions and limitations as shall be in the reasonable opinion of such firm appropriate to render the opinions expressed therein, dated as of the Closing Date, covering the following points:

(1) The Acquiring Portfolio Trust has been duly organized and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts and has the trust power to own all of the Acquiring Portfolio’s properties and assets and to carry on its business, including that of the Acquiring Portfolio, as a registered investment company;

(2) The Agreement has been duly authorized by the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio and, assuming due authorization, execution and delivery of the Agreement by the Target Portfolio Trust, is a valid and binding obligation of the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, enforceable against the Acquiring Portfolio Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3) The Acquiring Portfolio Shares to be issued to the Target Portfolio Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the Acquiring Portfolio Trust and no shareholder of an Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof;

(4) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquiring Portfolio Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws or any provision of any agreement (known to such counsel) to which the Acquiring Portfolio Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Portfolio Trust is a party or by which it is bound;

(5) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquiring Portfolio Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6) The Acquiring Portfolio Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Portfolio, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(7) To the knowledge of such counsel, and except as otherwise disclosed to the Target Portfolio Trust pursuant to subparagraph 4.2(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Portfolio Trust or the Acquiring Portfolio and neither the Acquiring Portfolio Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Portfolio. The obligations of the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, to consummate the transactions provided for herein shall be subject, at the Acquiring Portfolio Trust’s election, to the following conditions:

(a) All representations and warranties of the Target Portfolio Trust, on behalf of the Target Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Target Portfolio Trust shall have delivered to the Acquiring Portfolio information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Target Portfolio Trust.

(c) The Target Portfolio Trust, on behalf of the Target Portfolio, shall have delivered to the Acquiring Portfolio a certificate executed in the name of the Target Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Portfolio Trust and dated as of the Effective Time, to the effect that the representations and warranties of the Target Portfolio Trust, on behalf of the Target Portfolio, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio Trust shall reasonably request.

(d) The Target Portfolio Trust, on behalf of the Target Portfolio, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Target Portfolio Trust, on behalf of the Target Portfolio, on or before the Effective Time.

(e) The Target Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) The Acquiring Portfolio Trust shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Target Portfolio Trust, with such assumptions and limitations as shall be in the reasonable opinion of such firm appropriate to render the opinions expressed therein, covering the following points:

(1) The Target Portfolio Trust has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Target Portfolio’s properties and assets and to carry on its business, including that of the Target Portfolio, as a registered investment company;

(2) The Target Portfolio Trust has the power and authority under its Declaration of Trust, its By-Laws and Delaware law to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(3) The Agreement has been duly authorized, executed and delivered by the Target Portfolio Trust, on behalf of the Target Portfolio, under Delaware law;

(4) Assuming due authorization, execution and delivery of the Agreement by the Acquiring Portfolio Trust, the Acquiring Portfolio Adviser and the Target Portfolio Adviser, the Agreement constitutes the valid and binding obligation of the Target Portfolio Trust, on behalf of the Target Portfolio, enforceable against the Target Portfolio Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(5) Neither the execution and delivery by the Target Portfolio Trust, on behalf of the Target Portfolio, of the Agreement nor the consummation by the Target Portfolio Trust of the transactions contemplated thereby: (i) materially violates the Target Portfolio Trust’s Declaration of Trust or By-Laws; or (ii) constitutes a material violation of, or a default under, any agreement listed in response to Item 28 of Part C of the

Target Portfolio Trust’s registration statement on Form N-1A as of the date hereof to which the Target Portfolio Trust, on behalf of the Target Portfolio, is a party or by which it is bound;

(6) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Target Portfolio Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(7) The Target Portfolio Trust has filed a Notification of Registration pursuant to Section 8(a) of the 1940 Act (the “1940 Act Notification”) and, based solely on a review of the website of the SEC, no order of suspension or revocation of such 1940 Act Notification has been issued and no proceedings for any such purpose have been instituted or are pending with the SEC; and

(8) To the knowledge of such counsel there are no legal or governmental proceedings pending to which the Target Portfolio Trust is a party that are required to be disclosed in the Proxy Statement that are not so disclosed therein.

6.3. Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Target Portfolio Trust, on behalf of the Target Portfolio, or the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a) This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Target Portfolio Shares in accordance with the provisions of the Target Portfolio Trust’s Declaration of Trust and By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, the conditions set forth in this subparagraph 6.3(a) may not be waived.

(b) Each of the conditions to the Closing set forth in [Article/Section [ ]] of the [Transaction Agreement] by and among the Acquiring Portfolio Adviser, the Target Portfolio Adviser, and certain of their affiliates (the “[Transaction Agreement]”) have been satisfied or waived by the relevant party and the transactions contemplated by the [Transaction Agreement] will close concurrently with the Closing.

(c) At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Target Portfolio Trust or the Acquiring Portfolio Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Target Portfolio Trust and the Acquiring Portfolio Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Target Portfolio, provided that either party hereto may for itself waive any of such conditions.

(e) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f) The Target Portfolio Trust and the Acquiring Portfolio Trust shall have received opinions of Dechert LLP as to U.S. federal income tax matters (the “Tax Opinions”) substantially to the effect that:

(1)

With respect to each Reorganization, assuming the GIAC Contracts, GIAC, the Target Portfolios and the Acquiring Portfolios are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes with respect to the GIAC Contract Owners whose contract values are determined by investment in the Target Portfolio Shares;

(2)	With respect to each Reorganization of a Target Portfolio into a corresponding Existing Acquiring Portfolio:

a.

the transfer of the Assets to the Existing Acquiring Portfolio in exchange for Acquiring Portfolio Shares will be treated as a taxable transfer of the Assets and GIAC, as the owner of the Assets for U.S. federal income tax purposes, will recognize gain or loss on the transfer of the Assets to the Existing Acquiring Portfolio;

b.	the Existing Acquiring Portfolio will recognize no gain or loss on the Reorganization;
c.	the Existing Acquiring Portfolio’s tax basis in each Asset of the Target Portfolio transferred to it will be the fair market value of such Asset as of the effective time of the Reorganization;
d.	the Existing Acquiring Portfolio’s holding period for the Assets of the Target Portfolio transferred to it will start on the day following the date of the Reorganization;

(3)	With respect to each Reorganization of a Target Portfolio (or Target Portfolios, as the case may be) into a corresponding Shell Acquiring Portfolio:
a.

GIAC, as the owner of the Assets for U.S. federal income tax purposes, will recognize no gain or loss on the Reorganization pursuant to Section 351(a) of the Code, except that GIAC may be required to recognize gain with respect to (i) an election made by GIAC under Treasury Regulations Section 1.337(d)-7(c), as permitted by Treasury Regulations Section 1.337(d)-7(e), if applicable, (ii) contracts described in Section 1256(b) of the Code or any other Assets in respect of which GIAC has elected, or is required to, use the mark-to-market method of accounting for tax purposes, (iii) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (iv) any other Asset if gain or loss is required to be recognized upon a transfer of that Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code, (v) with respect to the assumption of the Liabilities by the Shell Acquiring Portfolio, to the extent the aggregate amount of such Liabilities (excluding deductible liabilities under Section 357(c)(3) of the Code) exceeds the aggregate adjusted basis of the Assets transferred, pursuant to Section 357(c) of the Code, and (vi) as a result of any required adjustments under Section 362(e) of the Code (clause (i) through (vi), collectively, the “Adjustment Items”);

b.	the Shell Acquiring Portfolio will recognize no gain or loss on the Reorganization;
c.

the Shell Acquiring Portfolio’s basis in the Assets received in the Reorganization will equal the basis of those Assets in the hands of GIAC immediately prior to the Reorganization, except with respect to any required adjustments (A) with respect to any required adjustments relating to the Adjustment Items, or (B) with respect to Assets received that immediately prior to the Reorganization had not been held as “capital assets” within the meaning of Section 1221 of the Code; and

d.

the Shell Acquiring Portfolio’s holding periods in the Assets received in the Reorganization will include the respective periods for which those Assets were held by GIAC immediately prior to the Reorganization, except (A) where investment activities of the Shell Acquiring Portfolio have the effect of reducing or eliminating a holding period with respect to an Asset and (B) with respect to any required adjustments relating to the Adjustment Items.

For purposes of rendering the Tax Opinions, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Agreement, the proxy statement/prospectus and statement of additional information included in the N-14 Registration Statement, as well as upon such other written representations verified as of the Closing Date. The delivery of such opinions is conditioned upon receipt by Dechert LLP of representations requested of the Target Portfolio Trust and the Acquiring Portfolio Trust on behalf of the Target Portfolio and the Acquiring Portfolio, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this subparagraph 6.3(f).

(g) State Street shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h) State Street shall have delivered such certificate as set forth in paragraph 3.3.

(i) The Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, shall have issued and delivered to the Secretary of the Target Portfolio Trust, on behalf of the Target Portfolio, the confirmation as set forth in paragraph 3.3.

(j) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

(k) The Target Portfolio shall have delivered the Statement of Assets and Liabilities to the Acquiring Portfolio as set forth in paragraph 1.3.

ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1. Indemnification by the Acquiring Portfolio Trust. The Acquiring Portfolio Trust, solely out of the Acquiring Portfolio’s assets and property (including any amounts paid to the Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Target Portfolio Trust, the Target Portfolio and the members of the Target Portfolio Trust Board and their respective officers, employees, investment adviser and agents (the “Target Portfolio Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Target Portfolio Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any material breach by the Acquiring Portfolio Trust or the Acquiring Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Target Portfolio or the Target Portfolio Trust Indemnified Parties.

7.2. Indemnification by the Target Portfolio Trust. The Target Portfolio Trust, solely out of the Target Portfolio’s assets and property (including any amounts paid to the Target Portfolio pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Portfolio Trust, the Acquiring Portfolio and the members of the Acquiring Portfolio Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Portfolio Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Portfolio Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any material breach by the Target Portfolio Trust or the Target Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Portfolio or the Acquiring Portfolio Trust Indemnified Parties.

7.3. Liability of the Target Portfolio Trust. The Acquiring Portfolio Trust understands and agrees that its obligations on behalf of the Target Portfolio under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Target Portfolio Trust personally, but shall bind only the Target Portfolio’s property. Moreover, no series of the Target Portfolio Trust other than the Target Portfolio shall be responsible for the obligations of the Target Portfolio Trust hereunder, and all persons shall look only to the assets of the Target Portfolio to satisfy the obligations of the Target Portfolio hereunder. This Agreement has been signed and delivered on behalf of the Target Portfolio Trust, on behalf of the Target Portfolio, by an authorized officer of the Target Portfolio Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Target Portfolio.

7.4. Liability of the Acquiring Portfolio Trust. The Target Portfolio Trust understands and agrees that its obligations on behalf of the Acquiring Portfolio under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Portfolio Trust personally, but shall bind only the Acquiring Portfolio’s property. Moreover, no series of the Acquiring Portfolio Trust other than the Acquiring Portfolio shall be responsible for the obligations of the Acquiring Portfolio Trust hereunder, and all persons shall look only to the assets of the Acquiring Portfolio to satisfy the obligations of the Acquiring Portfolio hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Portfolio Trust, on behalf of the Acquiring Portfolio, by an authorized officer of the Acquiring Portfolio Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Portfolio.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Target Portfolio Trust and the Acquiring Portfolio Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. Expenses of Reorganization. The expenses relating to the Reorganization will be borne by the Acquiring Portfolio Adviser and its affiliates and the Target Portfolio Adviser and its affiliates pursuant to the terms of the Transaction Agreement and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Portfolio (with respect to a Shell Acquiring Portfolio), preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees. The Target Portfolio shall bear any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the transfer of the Assets from the Target Portfolio to the Acquiring Portfolio at the time of the Reorganization.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Target Portfolio, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Target Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Target Portfolio Trust Board or the Acquiring Portfolio Trust Board, on behalf of the

Target Portfolio or the Acquiring Portfolio, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Target Portfolio Trust:

10 Hudson Yards

New York, NY 10001

Attn.: [ ]

Telephone: [ ]

Email: [ ]

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Corey F. Rose

Telephone No.: (202) 261-3314

Email: corey.rose@dechert.com

If to the Acquiring Portfolio Trust:

SunAmerica Series Trust

[SunAmerica Asset Management, LLC

One World Trade Center, Suite J, 49th Floor

New York, NY 10007]

Attention: [ ]

Telephone No.: [ ]

Email: [ ]

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

222 Market Street

Philadelphia, PA 19103

Attn: Timothy Levin / David Freese

Email: timothy.levin@morganlewis.com / david.freese@morganlewis.com

If to the Target Portfolio Adviser:

Park Avenue Institutional Advisers LLC

10 Hudson Yards

New York, NY 10001

Attention: [ ]

Telephone No.: [ ]

Email: [ ]

With copies to (which shall not constitute notice) to:

[ ]

Email: [ ]

If to the Acquiring Portfolio Adviser:

[SunAmerica Asset Management, LLC

One World Trade Center, Suite J, 49th Floor

New York, NY 10007]

Attention: [ ]

Telephone No.: [ ]

Email: [ ]

ARTICLE XI

MISCELLANEOUS

11.1. Entire Agreement. The Acquiring Portfolio Trust and the Target Portfolio Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Portfolio or the Target Portfolio, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Target Portfolio and Acquiring Portfolio in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Guardian Variable Products Trust on behalf of its series listed on Schedule A

By:

Name: [ ]
Title: [ ]

SunAmerica Series Trust on behalf of its series listed on Schedule A

By:

Name: [ ]
Title: [ ]

Seasons Series Trust on behalf of its series listed on Schedule A

By:

Name: [ ]
Title: [ ]

Solely for purposes of paragraphs 4.3 and 8.2 Park Avenue Institutional Advisers LLC

By:

Name: [ ]
Title: [ ]

Solely for purposes of paragraphs 4.4, 5.12 and 8.2 SunAmerica Asset Management, LLC

By:

Name: [ ]
Title: [ ]

Solely for purposes of paragraph 5.13 The Guardian Insurance & Annuity Company, Inc.

By:

Name: [ ]
Title: [ ]

Schedule A

Target Portfolios	To be Reorganized into	Corresponding Acquiring Portfolios/Share Classes
Guardian Equity Income VIP Fund	è	SA Franklin Systematic U.S. Large Cap Value Portfolio, Class 1
Guardian Integrated Research VIP Fund	è	SA Franklin Systematic U.S. Large Cap Core Portfolio, Class 3
Guardian All Cap Core VIP Fund	è	SA Franklin Systematic U.S. Large Cap Core Portfolio, Class 3
Guardian International Equity VIP Fund	è	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio), Class 3
Guardian Balanced Allocation VIP Fund	è	SA Index Allocation 60/40 Portfolio, Class 3
Guardian Total Return Bond VIP Fund	è	SA JPMorgan MFS Core Bond Portfolio, Class 3
Guardian Strategic Large Cap Core VIP Fund	è	SA Franklin Systematic U.S. Large Cap Core Portfolio, Class 3
Guardian Large Cap Fundamental Growth VIP Fund	è	SA MFS Large Cap Growth Portfolio, Class 3
Guardian Small Cap Value Diversified VIP Fund	è	SA Franklin Small Company Value Portfolio, Class 3
Guardian Multi-Sector Bond VIP Fund	è	SA Multi-Managed Diversified Fixed Income Portfolio, Class 3
Guardian Core Plus Fixed Income VIP Fund	è	SA JPMorgan MFS Core Bond Portfolio, Class 3
Guardian Short Duration Bond VIP Fund	è	SA JPMorgan Ultra-Short Bond Portfolio, Class 1
Guardian Diversified Research VIP Fund	è	SA Franklin Systematic U.S. Large Cap Core Portfolio, Class 3
Guardian Growth & Income VIP Fund	è	SA Franklin BW U.S. Large Cap Value Portfolio, Class 3
Guardian Large Cap Disciplined Value VIP Fund	è	SA Franklin BW U.S. Large Cap Value Portfolio, Class 3
Guardian International Growth VIP Fund	è	SA Fidelity Institutional AM International Growth Portfolio, Class 3
Guardian Global Utilities VIP Fund	è	SA Large Cap Value Index Portfolio, Class 3
Guardian Large Cap Disciplined Growth VIP Fund	è	SA Franklin Large Cap Disciplined Growth Portfolio, Class 3
Guardian Core Fixed Income VIP Fund	è	SA Franklin Core Fixed Income Portfolio, Class 1
Guardian Small-Mid Cap Core VIP Fund	è	SA Franklin Mid Cap Core Portfolio, Class 3
Guardian Select Mid Cap Core VIP Fund	è	SA Franklin Mid Cap Core Portfolio, Class 3
Guardian U.S. Government/Credit VIP Fund	è	SA Franklin Core Fixed Income Portfolio, Class 3
Guardian Mid Cap Relative Value VIP Fund	è	SA Franklin Mid Cap Core Portfolio, Class 3
Guardian Mid Cap Traditional Growth VIP Fund	è	SA Franklin Mid Cap Core Portfolio, Class 3

SCAN TO VIEW MATERIALS & VOTE THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 10 HUDSON YARDS NEW YORK, NY 10001 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02498-S46268 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL For Against Abstain 1. To approve an Agreement and Plan of Reorganization relating to the Guardian Multi-Sector Bond VIP Fund, a series of Guardian Variable Products Trust, pursuant to which the Guardian Multi-Sector Bond VIP Fund will transfer substantially all of its assets to the SA Multi-Managed Diversified Fixed Income Portfolio, a series of Seasons Series Trust, in exchange for the assumption by the SA Multi-Managed Diversified Fixed Income Portfolio of substantially all of the liabilities of the Guardian Multi-Sector Bond VIP Fund and Class 3 shares of the SA Multi-Managed Diversified Fixed Income Portfolio, which shares will be distributed by the Guardian Multi Sector Bond VIP Fund to the holders of its shares in complete liquidation thereof; 2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposal. NOTE: Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION DATED JULY 29, 2026

SUNAMERICA SERIES TRUST

SA Franklin Systematic U.S. Large Cap Value Portfolio

SA Franklin Systematic U.S. Large Cap Core Portfolio

SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)

SA Index Allocation 60/40 Portfolio

SA JPMorgan MFS Core Bond Portfolio

SA MFS Large Cap Growth Portfolio

SA Franklin Small Company Value Portfolio

SA JPMorgan Ultra-Short Bond Portfolio

SA Franklin BW U.S. Large Cap Value Portfolio

SA Fidelity Institutional AM International Growth Portfolio

SA Large Cap Value Index Portfolio

SA Franklin Large Cap Disciplined Growth Portfolio

SA Franklin Core Fixed Income Portfolio

SA Franklin Core Fixed Income Portfolio

SA Franklin Mid Cap Core Portfolio

SEASONS SERIES TRUST

SA Multi-Managed Diversified Fixed Income Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2026

This Statement of Additional Information (the “SAI”) relates to the proposed reorganizations (each, a “Reorganization”) of certain series of Guardian Variable Products Trust (“GVPT”), as set out in the following table under the heading “Target Portfolios” (each, a “Target Portfolio” and collectively, the “Target Portfolios”), into a series of SunAmerica Series Trust (“SAST”) or Seasons Series Trust (“SST”), set out in the following table under the heading “Acquiring Portfolios” (each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”).

Target Portfolio	Acquiring Portfolio

Guardian Equity Income VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Value Portfolio, a series of SAST

Guardian Integrated Research VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Target Portfolio	Acquiring Portfolio

Guardian All Cap Core VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian Strategic Large Cap Core VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian Diversified Research VIP Fund, a series of GVPT	SA Franklin Systematic U.S. Large Cap Core Portfolio, a series of SAST

Guardian International Equity VIP Fund, a series of GVPT	SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio), a series of SAST

Guardian Balanced Allocation VIP Fund, a series of GVPT	SA Index Allocation 60/40 Portfolio, a series of SAST

Guardian Total Return Bond VIP Fund, a series of GVPT	SA JPMorgan MFS Core Bond Portfolio, a series of SAST

Guardian Core Plus Fixed Income VIP Fund, a series of GVPT	SA JPMorgan MFS Core Bond Portfolio, a series of SAST

Guardian Large Cap Fundamental Growth VIP Fund, a series of GVPT	SA MFS Large Cap Growth Portfolio, a series of SAST

Guardian Small Cap Value Diversified VIP Fund, a series of GVPT	SA Franklin Small Company Value Portfolio, a series of SAST

Guardian Multi-Sector Bond VIP Fund, a series of GVPT	SA Multi-Managed Diversified Fixed Income Portfolio, a series of SST

Guardian Short Duration Bond VIP Fund, a series of GVPT	SA JPMorgan Ultra-Short Bond Portfolio, a series of SAST

Guardian Growth & Income VIP Fund, a series of GVPT	SA Franklin BW U.S. Large Cap Value Portfolio, a series of SAST

Guardian Large Cap Disciplined Value VIP Fund, a series of GVPT	SA Franklin BW U.S. Large Cap Value Portfolio, a series of SAST

Guardian International Growth VIP Fund, a series of GVPT	SA Fidelity Institutional AM International Growth Portfolio, a series of SAST

Guardian Global Utilities VIP Fund, a series of GVPT	SA Large Cap Value Index Portfolio, a series of SAST

Guardian Large Cap Disciplined Growth VIP Fund, a series of GVPT	SA Franklin Large Cap Disciplined Growth Portfolio, a newly created series of SAST

Guardian Core Fixed Income VIP Fund, a series of GVPT	SA Franklin Core Fixed Income Portfolio, a newly created series of SAST

Guardian U.S. Government/Credit VIP Fund, a series of GVPT	SA Franklin Core Fixed Income Portfolio, a newly created series of SAST

Guardian Small-Mid Cap Core VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Guardian Select Mid Cap Core VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Guardian Mid Cap Relative Value VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

Target Portfolio	Acquiring Portfolio

Guardian Mid Cap Traditional Growth VIP Fund, a series of GVPT	SA Franklin Mid Cap Core Portfolio, a newly created series of SAST

This SAI contains information which may be of interest to shareholders of each Target Portfolio relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [ ], 2026 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of substantially all of the assets and certain of the liabilities of the relevant Target Portfolio in exchange for shares of the corresponding Acquiring Portfolio. Each Target Portfolio will distribute the corresponding Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Target Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”), and is available upon request and without charge by writing to an Acquiring Portfolio, c/o SunAmerica Series Trust or Seasons Series Trust, 5300 Memorial Drive, Suite 1150, Houston, Texas 77007 or by calling 800-858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

Additional Information about the Target Portfolios and the Acquiring Portfolios	1
Financial Statements	1
Supplemental Financial Information	1

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIOS AND THE ACQUIRING

PORTFOLIOS

For each Acquiring Portfolios (other than SA Multi-Managed Diversified Fixed Income Portfolio, SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio): Incorporated by reference is the Statement of Additional Information for SAST in the Registration Statement on Form N-1A of SAST dated May 1, 2026, as filed with the SEC (Securities Act File No. 033-52742).

For the SA Multi-Managed Diversified Fixed Income Portfolio: Incorporated by reference is the Statement of Additional Information for SST in the Registration Statement on Form N-1A of SST dated [ ], 2026, as filed with the SEC (Securities Act File No. 333-08653).

For each Target Portfolio: Incorporated by reference is the Statement of Additional Information GVPT in the Registration Statement on Form N-1A of GVPT dated May 1, 2026, as filed with the SEC (Securities Act File No. 333-210205).

FINANCIAL STATEMENTS

For each Acquiring Portfolio (other than SA Multi-Managed Diversified Fixed Income Portfolio, SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio), this SAI incorporates by reference the Annual Report of SAST for the fiscal year ended January 31, 2026, which has been filed with the SEC. For SA Multi-Managed Diversified Fixed Income Portfolio, this SAI incorporates by reference the Annual Report of SST for the fiscal year ended March 31, 2026, which has been filed with the SEC. For each Target Portfolio, this SAI incorporates by reference the Annual Report of GVPT for the fiscal year ended December 31, 2025, which has been filed with the SEC. The Annual Reports contain historical financial information regarding the relevant Portfolio(s). The financial statements and the report of the independent registered public accounting firm in (i) the Annual Report of SAST with respect to each Acquiring Portfolio (other than SA Multi-Managed Diversified Fixed Income Portfolio, SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio) (filed via EDGAR on April 10, 2026, Accession No. 0001193125-26-150593), (ii) the Annual Report of SST with respect to SA Multi-Managed Diversified Fixed Income Portfolio (filed via EDGAR on June 8, 2026, Accession No. 0001193125-26-261220) and (iii) the Annual Report of GVPT with respect to each Target Portfolio (filed via EDGAR on March 6, 2026, Accession No. 0001193125-26-095292), are each incorporated herein by reference. Each of the SA Franklin Large Cap Disciplined Growth Portfolio, SA Franklin Core Fixed Income Portfolio, and SA Franklin Mid Cap Core Portfolio is recently organized, as such, there are no financial statements for such Acquiring Portfolio.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Acquiring Portfolio and each Target Portfolio, and the fees and expenses of each Acquiring Portfolio on a pro forma basis after giving effect to the proposed Reorganizations, is included in the section titled “Summary – Fees and Expenses” of the Combined Prospectus/Proxy Statement.

Each Acquiring Portfolio (other than the Shell Acquiring Portfolios) will be the accounting survivor following its applicable Reorganization. The Guardian Large Cap Disciplined Growth VIP Fund, Guardian Core Fixed Income VIP Fund and Guardian Select Mid Cap Core VIP Fund will be the accounting survivor for the applicable Shell Acquiring Portfolio.

Each Reorganization will not result in a material change to a Target Portfolio’s investment portfolio due to the investment restrictions of the respective Acquiring Portfolio, except with respect to the Guardian Balanced Allocation VIP Fund. As a result, a schedule of investments of each Target Portfolio (other than the Guardian Balanced Allocation VIP Fund) modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to a Target Portfolio’s portfolio in advance of the Reorganization and/or the Acquiring Portfolio’s portfolio following the Reorganization.

There are no material differences in accounting policies of each Target Portfolio as compared to those of the respective Acquiring Portfolio.

1

A schedule of investments of the Guardian Balanced Allocation VIP Fund as of December 31, 2025 is included below. It is anticipated that all of the Guardian Balanced Allocation VIP Fund’s portfolio holdings will be sold in connection with the Reorganization.

2

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

	$		$
December 31, 2025	Shares		Value
Common Stocks – 63.8%

Aerospace & Defense – 1.1%

Axon Enterprise, Inc.(1)		1,650		$937,085

Northrop Grumman Corp.		2,340		1,334,291

				2,271,376
Automobiles – 1.1%

Tesla, Inc.(1)		4,931		2,217,569

				2,217,569
Banks – 2.5%

Wells Fargo & Co.		55,455		5,168,406

				5,168,406
Biotechnology – 1.2%

AbbVie, Inc.		3,052		697,352

Vertex Pharmaceuticals, Inc.(1)		3,639		1,649,777

				2,347,129
Broadline Retail – 3.2%

Amazon.com, Inc.(1)		28,265		6,524,127

				6,524,127
Capital Markets – 3.4%

Goldman Sachs Group, Inc.		2,653		2,331,987

KKR & Co., Inc.		26,726		3,407,031

Nasdaq, Inc.		11,796		1,145,745

				6,884,763
Chemicals – 0.7%

Celanese Corp.		5,295		223,873

Linde PLC		2,173		926,545

3

	$		$

PPG Industries, Inc.		3,632		372,135

				1,522,553
Commercial Services & Supplies – 1.1%

Clean Harbors, Inc.(1)		7,263		1,703,028

Waste Connections, Inc.		3,110		545,370

				2,248,398
Construction Materials – 0.6%

James Hardie Industries PLC(1)		58,384		1,211,468

				1,211,468
Containers & Packaging – 0.1%

Packaging Corp. of America		1,008		207,880

				207,880
Distributors – 0.5%

Pool Corp.		4,090		935,588

				935,588
Electrical Equipment – 0.3%

Vertiv Holdings Co., Class A		3,729		604,135

				604,135
Electronic Equipment, Instruments & Components – 1.0%

Celestica, Inc.(1)		3,417		1,010,099

Flex Ltd.(1)		18,464		1,115,595

				2,125,694
Entertainment – 0.9%

Netflix, Inc.(1)		8,695		815,243

Walt Disney Co.		8,984		1,022,110

				1,837,353
Financial Services – 1.9%

Mastercard, Inc., Class A		6,749		$3,852,869

4

	$		$
				3,852,869
Health Care Equipment & Supplies – 1.3%

Boston Scientific Corp.(1)		9,883		942,344

Edwards Lifesciences Corp.(1)		19,789		1,687,012

				2,629,356
Health Care Providers & Services – 0.7%

UnitedHealth Group, Inc.		4,273		1,410,560

				1,410,560
Health Care REITs – 0.9%

Welltower, Inc.		10,245		1,901,575

				1,901,575
Hotels, Restaurants & Leisure – 3.7%

Airbnb, Inc., Class A(1)		4,563		619,290

Carnival Corp.(1)		94,593		2,888,870

DoorDash, Inc., Class A(1)		11,480		2,599,991

Marriott International, Inc., Class A		4,760		1,476,742

				7,584,893
Insurance – 0.4%

American International Group, Inc.		9,851		842,753

				842,753
Interactive Media & Services – 5.4%

Alphabet, Inc., Class A		30,895		9,670,135

Meta Platforms, Inc., Class A		2,036		1,343,943

				11,014,078
IT Services – 1.2%

Shopify, Inc., Class A(1)		8,243		1,326,876

Snowflake, Inc.(1)		4,946		1,084,954

5

	$		$
				2,411,830
Life Sciences Tools & Services – 0.9%

Danaher Corp.		3,982		911,560

ICON PLC(1)		5,564		1,013,872

				1,925,432
Machinery – 0.5%

IDEX Corp.		5,627		1,001,268

				1,001,268
Multi-Utilities – 1.8%

Sempra		40,922		3,613,003

				3,613,003
Oil, Gas & Consumable Fuels – 2.0%

Exxon Mobil Corp.		20,871		2,511,616

Shell PLC, ADR		20,511		1,507,148

				4,018,764
Pharmaceuticals – 2.6%

Eli Lilly & Co.		2,782		2,989,760

Merck & Co., Inc.		21,097		2,220,670

				5,210,430

	$		$
December 31, 2025	Shares		Value
Semiconductors & Semiconductor Equipment – 10.8%

Broadcom, Inc.		13,099		$4,533,564

KLA Corp.		1,121		1,362,105

Micron Technology, Inc.		7,895		2,253,312

NVIDIA Corp.		65,761		12,264,426

Taiwan Semiconductor Manufacturing Co. Ltd., ADR		4,859		1,476,602

				21,890,009

6

	$		$
Software – 6.9%

Autodesk, Inc.(1)		3,580		1,059,716

Figma, Inc., Class A(1)		2,334		87,222

Microsoft Corp.		19,422		9,392,868

Palantir Technologies, Inc., Class A(1)		5,045		896,749

Samsara, Inc., Class A(1)		13,767		488,040

SAP SE, ADR		3,294		800,145

ServiceNow, Inc.(1)		4,195		642,632

Trimble, Inc.(1)		7,464		584,804

				13,952,176
Specialty Retail – 1.1%

O’Reilly Automotive, Inc.(1)		25,565		2,331,784

				2,331,784
Technology Hardware, Storage & Peripherals – 2.6%

Apple, Inc.		19,265		5,237,383

				5,237,383
Trading Companies & Distributors – 0.8%

Ferguson Enterprises, Inc.		4,344		967,105

WESCO International, Inc.		2,566		627,746

				1,594,851
Wireless Telecommunication Services – 0.6%

T-Mobile U.S., Inc.		6,283		1,275,700

				1,275,700

Total Common Stocks (Cost $101,486,626)				129,805,153

$
Principal Amount	Value
Agency Mortgage-Backed Securities – 9.1%

Federal Home Loan Mortgage Corp.

7

	$		$
2.00% due 5/1/2051		$848,294		692,100
2.00% due 4/1/2052		1,102,745		907,007
2.50% due 7/1/2041		309,553		279,371
2.50% due 2/1/2042		452,794		405,836
2.50% due 7/1/2051		830,852		715,197
2.50% due 10/1/2051		53,605		45,667
2.50% due 11/1/2051		329,793		282,657
4.00% due 4/1/2047		7,572		7,382
4.00% due 11/1/2048		99,042		95,911
4.00% due 5/1/2049		13,116		12,703
4.00% due 7/1/2049		15,921		15,553
4.00% due 4/1/2052		285,421		272,439
4.50% due 1/1/2038		81,380		81,527
4.50% due 5/1/2038		17,780		17,812
4.50% due 11/1/2048		19,757		19,568
4.50% due 8/1/2049		45,606		45,249
Agency Mortgage-Backed Securities (continued)
4.50% due 8/1/2052		$48,449		$47,520
4.50% due 10/1/2052		78,597		77,307
5.00% due 1/1/2053		108,000		108,150
5.50% due 6/1/2040		343,757		354,975
5.50% due 9/1/2052		213,797		218,778
5.50% due 2/1/2053		20,190		20,550
5.50% due 3/1/2053		30,539		31,126
5.50% due 5/1/2053		46,280		47,085
5.50% due 6/1/2053		62,137		63,175
5.50% due 7/1/2053		383,231		389,718
5.50% due 8/1/2053		107,027		108,838
5.50% due 9/1/2053		29,685		30,312
6.00% due 11/1/2053		152,873		157,203
6.50% due 11/1/2053		282,239		293,934

Federal National Mortgage Association
2.00% due 12/1/2050		181,201		147,934
2.50% due 2/1/2041		52,834		47,418
2.50% due 5/1/2051		490,992		424,000
3.00% due 6/1/2043		191,438		177,027
3.00% due 10/1/2051		623,932		553,815
3.50% due 8/1/2043		189,876		180,797
3.50% due 4/1/2052		259,463		241,238
4.00% due 3/1/2046		7,809		7,589
4.00% due 1/1/2049		9,883		9,623
4.00% due 8/1/2049		6,572		6,387
4.00% due 8/1/2051		8,780		8,570
4.00% due 8/1/2052		20,475		19,443
4.00% due 10/1/2052		110,965		105,848
4.20% due 10/1/2030		530,000		531,149
4.22% due 9/1/2030		520,419		521,937
4.34% due 8/1/2030		284,000		286,282
4.40% due 9/1/2030		330,000		333,733
4.42% due 8/1/2030		327,000		330,731
4.47% due 5/1/2030		289,000		292,457
4.50% due 4/1/2038		306,017		306,569
4.50% due 7/1/2048		64,900		64,506
4.50% due 11/1/2048		28,642		28,474
4.50% due 10/1/2050		14,572		14,464

8

	$		$
4.50% due 8/1/2052		13,811		13,535
4.50% due 9/1/2052		102,660		101,146
4.50% due 11/1/2052		66,039		65,316
4.83% due 10/1/2030		275,000		282,352
5.00% due 8/1/2052		557,760		559,592
5.00% due 9/1/2052		32,228		32,406
5.00% due 10/1/2052		20,499		20,575
5.50% due 7/1/2040		278,662		287,756
5.50% due 1/1/2053		123,161		125,384
5.50% due 8/1/2053		30,800		31,328
6.00% due 9/1/2053		906,043		932,657

Freddie Mac Multifamily Structured Pass-Through Certificates
Series K-150, Class A2 3.71% due 9/25/2032(2)(3)		78,000		75,387
Series K-157, Class A2 3.99% due 5/25/2033(2)(3)		125,000		124,510
Series K-758, Class A2 4.68% due 10/25/2031(2)(3)		100,000		102,357

Government National Mortgage Association
2.00% due 12/20/2050		356,239		295,124
2.00% due 1/20/2051		97,205		80,533
2.00% due 2/20/2051		85,698		70,996

	$		$
December 31, 2025	Principal Amount		Value
Agency Mortgage-Backed Securities (continued)
2.00% due 1/20/2055(4)		$235,000		$194,572
2.50% due 5/20/2051		439,862		379,621
2.50% due 8/20/2051		440,909		380,520
2.50% due 1/20/2055(4)		444,000		382,915
3.00% due 1/20/2051		406,024		366,639
3.00% due 5/20/2051		212,587		191,264
3.50% due 1/20/2052		367,758		338,430
3.50% due 2/20/2052		367,041		336,805
4.00% due 4/20/2052		69,703		66,414
4.00% due 5/20/2052		200,131		190,769
4.00% due 8/20/2052		297,084		282,606
4.50% due 8/20/2048		142,979		141,846
5.50% due 1/20/2055(4)		300,000		302,909

Uniform Mortgage-Backed Security
5.00% due 1/1/2040(4)		943,000		955,003
5.50% due 1/1/2055(4)		358,000		363,006

Total Agency Mortgage-Backed Securities (Cost $18,673,138)				18,558,914
Asset-Backed Securities – 1.1%

CF Hippolyta Issuer LLC Series 2022-1A, Class A1 5.97% due 8/15/2062(5)		96,560		94,987

9

	$		$
Chesapeake Funding II LLC Series 2024-1A, Class A1 5.52% due 5/15/2036(5)		92,520		93,618

Enterprise Fleet Financing LLC
Series 2023-3, Class A2 6.40% due 3/20/2030(5)		108,300		109,632
Series 2024-3, Class A3 4.98% due 8/21/2028(5)		300,000		304,226

GM Financial Consumer Automobile Receivables Trust Series 2023-2, Class A3 4.47% due 2/16/2028		41,694		41,766

GM Financial Revolving Receivables Trust Series 2023-2, Class A 5.77% due 8/11/2036(5)		174,000		182,613

Hyundai Auto Lease Securitization Trust Series 2025-B, Class A4 4.57% due 4/16/2029(5)		425,000		429,490

Kubota Credit Owner Trust Series 2023-2A, Class A3 5.28% due 1/18/2028(5)		118,802		119,688

Navient Private Education Refi Loan Trust Series 2023-A, Class A 5.51% due 10/15/2071(5)		134,506		138,248

Toyota Lease Owner Trust Series 2025-B, Class A3 3.96% due 11/20/2028(5)		150,000		150,370

Volkswagen Auto Lease Trust
Series 2024-A, Class A3 5.21% due 6/21/2027		190,000		191,009
Series 2025-B, Class A3 4.01% due 1/22/2029		195,000		195,763
Asset-Backed Securities (continued)

Wheels Fleet Lease Funding 1 LLC
Series 2023-1A, Class A 5.80% due 4/18/2038(5)		$114,452		$115,183
Series 2023-2A, Class A 6.46% due 8/18/2038(5)		66,888		67,673
Series 2024-2A, Class A1 4.87% due 6/21/2039(5)		76,439		77,192

Total Asset-Backed Securities (Cost $2,292,056)				2,311,458
Corporate Bonds & Notes – 8.2%

10

	$		$
Aerospace & Defense – 0.2%

Boeing Co.
5.705% due 5/1/2040		119,000		121,473
6.858% due 5/1/2054		196,000		220,135

				341,608
Agriculture – 0.2%

BAT Capital Corp.
5.35% due 8/15/2032		75,000		77,925
5.625% due 8/15/2035		50,000		52,081

JBS USA LUX SARL/JBS USA Food Co./JBS USA Foods Group 5.95% due 4/20/2035(5)		40,000		42,059

Philip Morris International, Inc. 4.25% due 10/29/2032		153,000		150,561
5.25% due 2/13/2034		55,000		56,849

				379,475
Airlines – 0.0%

United Airlines Pass-Through Trust Series 2016-1, Class AA 3.10% due 7/7/2028		34,672		33,779

				33,779
Commercial Banks – 2.2%

Bank of America Corp.
4.948% (4.948% fixed rate until 7/22/2027; 1 day USD SOFR + 2.04% thereafter) due 7/22/2028(3)		173,000		175,450
5.015% (5.015% fixed rate until 7/22/2032; 1 day USD SOFR + 2.16% thereafter) due 7/22/2033(3)		58,000		59,140
5.162% (5.162% fixed rate until 1/24/2030; 1 day USD SOFR + 1.00% thereafter) due 1/24/2031(3)		305,000		314,868
5.511% (5.511% fixed rate until 1/24/2035; 1 day USD SOFR + 1.31% thereafter) due 1/24/2036(3)		129,000		134,495

BPCE SA 5.876% (5.876% fixed rate until 1/14/2030; 1 day USD SOFR + 1.68% thereafter) due 1/14/2031(3)(5)		500,000		522,293

11

	$		$
December 31, 2025	Principal Amount		Value
Commercial Banks (continued)

Citigroup, Inc.
4.503% (4.503% fixed rate until 9/11/2030; 1 day USD SOFR + 1.17% thereafter) due 9/11/2031(3)		$80,000		$80,248
4.952% (4.952% fixed rate until 5/7/2030; 1 day USD SOFR + 1.46% thereafter) due 5/7/2031(3)		148,000		151,165
5.174% (5.174% fixed rate until 9/11/2035; 1 day USD SOFR + 1.49% thereafter) due 9/11/2036(3)		50,000		50,467

Citizens Financial Group, Inc. 6.645% (6.645% fixed rate until 4/25/2034; 1 day USD SOFR + 2.33% thereafter) due 4/25/2035(3)		275,000		302,382

Commonwealth Bank of Australia 5.071% due 9/14/2028(5)		250,000		258,352

HSBC Holdings PLC 5.741% (5.741% fixed rate until 9/10/2035; 1 day USD SOFR + 1.96% thereafter) due 9/10/2036(3)		200,000		205,878

JPMorgan Chase & Co. 4.912% (4.912% fixed rate until 7/25/2032; 1 day USD SOFR + 2.08% thereafter) due 7/25/2033(3)		165,000		168,087
5.04% (5.04% fixed rate until 1/23/2027; 1 day USD SOFR + 1.19% thereafter) due 1/23/2028(3)		174,000		175,801
5.103% (5.103% fixed rate until 4/22/2030; 1 day USD SOFR + 1.44% thereafter) due 4/22/2031(3)		84,000		86,728
5.14% (5.14% fixed rate until 1/24/2030; 1 day USD SOFR + 1.01% thereafter) due 1/24/2031(3)		125,000		129,199
5.572% (5.572% fixed rate until 4/22/2035; 1 day USD SOFR + 1.68% thereafter) due 4/22/2036(3)		134,000		140,587

Lloyds Banking Group PLC 4.425% (4.425% fixed rate until 11/4/2030; 1 yr. CMT rate + 0.82% thereafter) due 11/4/2031(3)		200,000		199,376

Morgan Stanley
4.35% due 9/8/2026		268,000		268,458

12

	$		$
4.654% (4.654% fixed rate until 10/18/2029; 1 day USD SOFR + 1.10% thereafter) due 10/18/2030(3)		161,000		162,948
Commercial Banks (continued)
Morgan Stanley Private Bank NA 4.204% (4.204% fixed rate until 11/17/2027; 1 day USD SOFR + 0.78% thereafter) due 11/17/2028(3)		$250,000		$250,781

Wells Fargo & Co.
5.244% (5.244% fixed rate until 1/24/2030; 1 day USD SOFR + 1.11% thereafter) due 1/24/2031(3)		185,000		191,571
5.707% (5.707% fixed rate until 4/22/2027; 1 day USD SOFR + 1.07% thereafter) due 4/22/2028(3)		169,000		172,498
6.303% (6.303% fixed rate until 10/23/2028; 1 day USD SOFR + 1.79% thereafter) due 10/23/2029(3)		220,000		232,450

				4,433,222
Commercial Services – 0.0%

S&P Global, Inc. 4.80% due 12/4/2035(5)		25,000		24,923

				24,923
Cosmetics & Personal Care – 0.1%

Kenvue, Inc. 4.90% due 3/22/2033		136,000		138,776

				138,776
Diversified Financial Services – 0.5%

American Express Co.
4.918% (4.918% fixed rate until 7/20/2032; 1 day USD SOFR + 1.22% thereafter) due 7/20/2033(3)		165,000		167,920
5.282% (5.282% fixed rate until 7/27/2028; 1 day USD SOFR + 1.28% thereafter) due 7/27/2029(3)		500,000		514,968
5.667% (5.667% fixed rate until 4/25/2035; 1 day USD SOFR + 1.79% thereafter) due 4/25/2036(3)		200,000		211,173

Equitable America Global Funding 3.95% due 9/15/2027(5)		50,000		49,922

				943,983
Electric – 0.8%

13

	$		$

Alabama Power Co.
5.10% due 4/2/2035		20,000		20,472
Series 20-A 1.45% due 9/15/2030		18,000		15,963

Arizona Public Service Co.
3.75% due 5/15/2046		50,000		37,896
5.90% due 8/15/2055		65,000		66,088

Duke Energy Corp.
4.95% due 9/15/2035		45,000		44,622
5.70% due 9/15/2055		55,000		53,441

	$		$
December 31, 2025	Principal Amount		Value
Electric (continued)

Duke Energy Florida LLC
4.20% due 12/1/2030		$45,000		$45,016
4.85% due 12/1/2035		55,000		54,760

FirstEnergy Pennsylvania Electric Co.
3.60% due 6/1/2029(5)		34,000		33,268
5.15% due 3/30/2026(5)		5,000		5,012
5.20% due 4/1/2028(5)		10,000		10,210

Georgia Power Co.
4.95% due 5/17/2033		166,000		169,247
Series 2010-C 4.75% due 9/1/2040		38,000		36,031

Ohio Edison Co. 4.95% due 12/15/2029(5)		20,000		20,452

Pacific Gas and Electric Co.
4.75% due 2/15/2044		60,000		50,670
4.95% due 7/1/2050		196,867		166,398

Public Service Co. of Oklahoma 5.45% due 1/15/2036		175,000		179,424

Southern California Edison Co.
4.00% due 4/1/2047		128,000		95,987
4.65% due 10/1/2043		122,000		103,725
6.20% due 9/15/2055		6,000		6,028

Texas Electric Market Stabilization Funding LLC Series A-1 4.265% due 8/1/2034(5)		171,008		170,382

Trans-Allegheny Interstate Line Co. 5.00% due 1/15/2031(5)		20,000		20,545

14

	$		$
Virginia Electric and Power Co.
Series C 4.90% due 9/15/2035		222,000		220,948
Series D 5.60% due 9/15/2055		62,000		60,217

				1,686,802
Food – 0.4%

JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
3.00% due 5/15/2032		80,000		71,812
5.75% due 4/1/2033		60,000		62,683
6.75% due 3/15/2034		25,000		27,620

JBS USA Holding Lux SARL/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
6.25% due 3/1/2056(5)		140,000		139,340
6.375% due 4/15/2066(5)		155,000		154,330

Mars, Inc.
5.20% due 3/1/2035(5)		187,000		192,204
5.65% due 5/1/2045(5)		117,000		117,938
5.70% due 5/1/2055(5)		104,000		103,597

				869,524
Gas – 0.0%

Southern Co. Gas Capital Corp. Series B 5.10% due 9/15/2035		55,000		55,421

				55,421
Healthcare-Services – 0.1%

Providence St. Joseph Health Obligated Group 5.403% due 10/1/2033		$110,000		$113,406

Sutter Health Series 20A 2.294% due 8/15/2030		25,000		22,991

UnitedHealth Group, Inc. 5.625% due 7/15/2054		35,000		34,328

				170,725
Insurance – 0.9%

Athene Global Funding
2.50% due 3/24/2028(5)		382,000		366,893
5.583% due 1/9/2029(5)		175,000		179,764

15

	$		$

Fortitude Global Funding 4.625% due 10/6/2028(5)		125,000		125,025

GA Global Funding Trust 5.20% due 12/9/2031(5)		230,000		233,434

Liberty Mutual Group, Inc. 4.569% due 2/1/2029(5)		109,000		109,498

NLG Global Funding 4.35% due 9/15/2030(5)		120,000		118,421

Protective Life Global Funding 5.432% due 1/14/2032(5)		185,000		192,441

RGA Global Funding
4.35% due 8/25/2028(5)		205,000		205,867
5.00% due 8/25/2032(5)		45,000		45,341

Sammons Financial Group Global Funding 4.95% due 6/12/2030(5)		260,000		263,685

				1,840,369
Internet – 0.1%

Meta Platforms, Inc.
4.60% due 11/15/2032		40,000		40,321
5.50% due 11/15/2045		100,000		97,102

				137,423
Media – 0.0%

Charter Communications Operating LLC/Charter Communications Operating Capital 5.85% due 12/1/2035		20,000		19,951

Comcast Corp.
2.80% due 1/15/2051		15,000		8,690
2.887% due 11/1/2051		30,000		17,544
3.999% due 11/1/2049		5,000		3,687

				49,872
Mining – 0.5%

Anglo American Capital PLC
2.625% due 9/10/2030(5)		331,000		305,081
4.50% due 3/15/2028(5)		200,000		201,142

Glencore Funding LLC
5.371% due 4/4/2029(5)		110,000		113,523
5.893% due 4/4/2054(5)		92,000		91,519
6.141% due 4/1/2055(5)		35,000		36,118

16

	$		$
6.375% due 10/6/2030(5)		309,000		332,542

				1,079,925

17

	$		$
December 31, 2025	Principal Amount		Value
Oil & Gas – 0.1%

Saudi Arabian Oil Co. 5.375% due 6/2/2035(5)		$240,000		$247,417

				247,417
Pipelines – 0.6%

Columbia Pipelines Holding Co. LLC
4.999% due 11/17/2032(5)		45,000		44,996
5.097% due 10/1/2031(5)		75,000		76,266

Columbia Pipelines Operating Co. LLC
5.927% due 8/15/2030(5)		120,000		126,943
6.497% due 8/15/2043(5)		59,000		62,328

Energy Transfer LP
4.95% due 6/15/2028		12,000		12,198
6.20% due 4/1/2055		53,000		51,949

Gray Oak Pipeline LLC 3.45% due 10/15/2027(5)		15,000		14,825

Greensaif Pipelines Bidco SARL
5.853% due 2/23/2036(5)		200,000		208,963
6.103% due 8/23/2042(5)		205,000		213,414

Whistler Pipeline LLC
5.40% due 9/30/2029(5)		193,000		198,959
5.70% due 9/30/2031(5)		130,000		134,915

				1,145,756
Real Estate – 0.1%

CBRE Services, Inc. 4.90% due 1/15/2033		260,000		261,249

				261,249
Real Estate Investment Trusts – 1.0%

American Tower Trust I 5.49% due 3/15/2028(5)		315,000		320,275

Crown Castle, Inc. 5.00% due 1/11/2028		523,000		531,173

Extra Space Storage LP
4.95% due 1/15/2033		35,000		35,379
5.40% due 6/15/2035		216,000		221,432

18

	$		$
GLP Capital LP/GLP Financing II, Inc.
3.25% due 1/15/2032		275,000		248,809
5.75% due 6/1/2028		270,000		277,031

Kilroy Realty LP
2.65% due 11/15/2033		95,000		77,942
5.875% due 10/15/2035		80,000		80,367

Kite Realty Group LP 5.20% due 8/15/2032		25,000		25,542

Realty Income Corp. 5.125% due 4/15/2035		94,000		95,614

WEA Finance LLC
2.875% due 1/15/2027(5)		20,000		19,684
3.50% due 6/15/2029(5)		45,000		43,542

				1,976,790
Semiconductors – 0.2%

Foundry JV Holdco LLC 5.90% due 1/25/2033(5)		200,000		209,269

Intel Corp. 4.60% due 3/25/2040		307,000		273,804

				483,073
Software – 0.1%

Oracle Corp. 3.60% due 4/1/2050		$175,000		$109,009

				109,009
Telecommunications – 0.1%

AT&T, Inc.
4.55% due 11/1/2032		160,000		158,960
5.55% due 11/1/2045		165,000		158,899

				317,859

Total Corporate Bonds & Notes (Cost $16,493,159)				16,726,980
Municipals – 0.5%

Chicago Transit Authority Sales & Transfer Tax Receipts Revenue Series A 6.899% due 12/1/2040		45,231		50,736

19

	$		$
Dallas Fort Worth International Airport Series A 4.087% due 11/1/2051		100,000		82,008

Metropolitan Transportation Authority Series C2 5.175% due 11/15/2049		10,000		9,233

Municipal Electric Authority of Georgia Series A 6.637% due 4/1/2057		144,000		155,728

Regents of the University of California Medical Center Pooled Revenue Series N 3.006% due 5/15/2050		125,000		83,467

State of Illinois 5.10% due 6/1/2033		545,343		558,906

Texas Natural Gas Securitization Finance Corp.
5.102% due 4/1/2035		100,477		103,144
5.169% due 4/1/2041		35,000		35,695

Total Municipals (Cost $1,123,956)				1,078,917
Non-Agency Mortgage-Backed Securities – 1.0%

BX Trust Series 2025-ARIA, Class A 5.031% due 12/13/2042(2)(3)(5)		50,000		50,453

Fannie Mae REMIC
Series 2019-42, Class LA 3.00% due 8/25/2049		216,320		200,821
Series 2020-27, Class HC 1.50% due 10/25/2049		320,366		255,639

Ginnie Mae REMIC Series 2021-215, Class KA 2.50% due 10/20/2049		232,133		209,005

PRET Trust
Series 2025-RPL2, Class A1 4.00% due 8/25/2064(2)(3)(5)		236,561		231,309

	$		$
December 31, 2025	Principal Amount		Value
Non-Agency Mortgage-Backed Securities (continued)
Series 2025-RPL6, Class A 13.85% due 9/25/2069(2)(3)(5)		$360,576		$360,936

RFR Trust Series 2025-SGRM, Class A 5.379% due 3/11/2041(2)(3)(5)		324,333		331,897

20

	$		$
Verus Securitization Trust Series 2025-R2, Class A1 5.086% due 7/25/2067(2)(3)(5)		305,000		305,246

Total Non-Agency Mortgage-Backed Securities (Cost $1,940,146)				1,945,306
Foreign Government – 0.3%

Israel Government International Bonds 5.375% due 3/12/2029	USD	220,000		226,407

Saudi Government International Bonds 5.375% due 1/13/2031(5)	USD	270,000		282,868

Total Foreign Government (Cost $488,455)				509,275
U.S. Government Securities – 15.2%

U.S. Treasury Bonds
2.25% due 2/15/2052		$566,900		343,949
2.375% due 5/15/2051		358,700		226,051
2.50% due 2/15/2045		207,700		147,094
3.00% due 11/15/2044		70,500		54,522
3.25% due 5/15/2042		25,000		20,850
3.375% due 8/15/2042		29,600		25,012
3.625% due 2/15/2053		385,000		311,700
3.625% due 5/15/2053		232,300		187,918
3.875% due 2/15/2043		544,700		490,017
3.875% due 5/15/2043		536,200		481,009
4.00% due 11/15/2042		796,900		730,409
4.00% due 11/15/2052		389,300		337,581
4.125% due 8/15/2044		334,800		307,271
4.125% due 8/15/2053		268,100		237,331
4.25% due 2/15/2054		38,700		34,987
4.375% due 8/15/2043		478,600		457,156
4.50% due 2/15/2044		392,900		380,100
4.50% due 11/15/2054		211,400		199,393
4.625% due 5/15/2044		478,200		469,495
4.625% due 11/15/2044		382,000		374,330
4.625% due 11/15/2045		328,700		321,202
4.625% due 5/15/2054		312,700		301,157
4.625% due 2/15/2055		49,800		47,969
4.625% due 11/15/2055		159,500		153,668
4.75% due 11/15/2043		435,700		435,751
4.75% due 2/15/2045		70,000		69,645
4.75% due 11/15/2053		377,800		370,879
4.75% due 5/15/2055		810,400		796,345
4.75% due 8/15/2055		386,800		380,273
4.875% due 8/15/2045		568,900		574,411
5.00% due 5/15/2045		408,300		419,145

U.S. Treasury Notes
2.75% due 4/30/2027		230,700		228,465
3.375% due 11/30/2027		352,800		352,125
3.375% due 12/31/2027		636,800		635,556

21

	$		$
3.375% due 9/15/2028		610,700		608,195
3.50% due 10/31/2027		463,200		463,309
U.S. Government Securities (continued)
3.50% due 9/30/2029		$479,300		$477,072
3.50% due 11/30/2030		801,900		793,818
3.625% due 8/31/2027		974,600		976,770
3.625% due 8/31/2029		849,600		849,467
3.625% due 8/31/2030		853,700		850,665
3.625% due 10/31/2030		1,555,600		1,549,037
3.75% due 6/30/2027		226,000		226,874
3.75% due 8/15/2027		282,900		284,071
3.75% due 8/31/2031		10,000		9,967
3.75% due 10/31/2032		28,600		28,283
3.75% due 11/30/2032		78,800		77,889
3.875% due 5/31/2027		179,300		180,218
3.875% due 7/31/2027		615,500		619,082
3.875% due 10/15/2027		141,500		142,445
3.875% due 12/31/2027		219,600		221,238
3.875% due 12/31/2029		147,100		148,347
3.875% due 4/30/2030		489,200		493,022
3.875% due 6/30/2030		448,600		451,982
3.875% due 7/31/2030		351,300		353,894
3.875% due 8/31/2032		227,100		226,506
4.00% due 12/15/2027		491,300		496,059
4.00% due 7/31/2029		310,500		314,515
4.00% due 10/31/2029		441,900		447,683
4.00% due 2/28/2030		306,500		310,403
4.00% due 3/31/2030		407,700		412,892
4.00% due 5/31/2030		793,600		803,706
4.00% due 7/31/2032		228,200		229,394
4.00% due 11/15/2035		572,900		564,665
4.125% due 9/30/2027		373,400		377,397
4.125% due 3/31/2029		324,900		330,281
4.125% due 10/31/2029		24,400		24,817
4.125% due 11/30/2029		429,200		436,610
4.125% due 10/31/2031		41,800		42,443
4.125% due 3/31/2032		191,100		193,720
4.125% due 5/31/2032		87,300		88,446
4.25% due 1/15/2028		279,800		283,920
4.25% due 6/30/2029		464,000		473,806
4.25% due 11/15/2034		63,000		63,662
4.25% due 5/15/2035		947,000		954,842
4.25% due 8/15/2035		884,000		890,354
4.375% due 7/15/2027		280,500		284,225
4.375% due 12/31/2029		340,200		349,290
4.50% due 5/31/2029		468,600		482,072
4.50% due 12/31/2031		50,300		52,053
4.625% due 4/30/2029		554,400		572,310
4.625% due 4/30/2031		12,600		13,115
4.625% due 2/15/2035		529,700		549,833

Total U.S. Government Securities (Cost $31,376,573)				30,977,430
	Shares		Value

22

	$		$
Exchange-Traded Funds – 0.6%

SPDR S&P 500 ETF Trust		1,854		1,264,280

Total Exchange-Traded Funds (Cost $1,257,501)				1,264,280
	Principal Amount		Value
U.S. Treasury Bills – 0.0%

U.S. Treasury Bills 3.614% due 4/7/2026(6)		$75,000		74,303

Total U.S. Treasury Bills (Cost $74,275)				74,303

	$		$
December 31, 2025	Principal Amount		Value
Repurchase Agreements – 1.2%

Fixed Income Clearing Corp., 1.06%, dated 12/31/2025, proceeds at maturity value of $2,368,909, due 1/2/2026(7)		$2,368,770		$2,368,770

Total Repurchase Agreements (Cost $2,368,770)				2,368,770
Total Investments Before TBA Sale Commitments – 101.0% (Cost $177,574,655)				205,620,786
TBA Sale Commitments
Agency Mortgage-Backed Securities – (1.3)%

Government National Mortgage Association
3.00% due 1/20/2055(4)		(128,000)		(114,995)
4.00% due 1/20/2055(4)		(403,000)		(380,630)

Uniform Mortgage-Backed Security 4.00% due 1/1/2056(4)		(213,000)		(202,014)
4.50% due 1/1/2040(4)		(359,000)		(359,126)
4.50% due 1/1/2055(4)		(251,000)		(245,012)
4.50% due 2/1/2056(4)		(80,000)		(78,029)
5.00% due 1/1/2055(4)		(623,000)		(621,248)
6.00% due 1/1/2055(4)		(534,000)		(548,273)

Total TBA Sale Commitments (Proceeds $2,540,803)				(2,549,327)

Assets in excess of other liabilities – 0.3%				469,894

Total Net Assets – 100.0%				$203,541,353

23

(1)    Non–income–producing security.

(2)    Variable coupon rate based on weighted average interest rate of underlying mortgages.

(3)    Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2025.

(4)    TBA — To be announced.

(5)    Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2025, the aggregate market value of these securities amounted to $10,152,546, representing 5.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(6)    Interest rate shown reflects the discount rate at time of purchase.

(7)    The table below presents collateral for repurchase agreements.

	$	$		$		$
Security	Coupon	Maturity Date		Principal Amount		Value
U.S. Treasury Note	2.75%		4/30/2027		$2,428,000		$2,416,263

Legend:

ADR — American Depositary Receipt

CMT — Constant Maturity Treasury

REITs — Real Estate Investment Trusts

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	$		$		$		$
	Valuation Inputs
Investments in Securities	Level 1		Level 2		Level 3		Total
Common Stocks		$129,805,153		$—		$—		$129,805,153
Agency Mortgage-Backed Securities		—		18,558,914		—		18,558,914
Asset-Backed Securities		—		2,311,458		—		2,311,458
Corporate Bonds & Notes		—		16,726,980		—		16,726,980
Municipals		—		1,078,917		—		1,078,917
Non-Agency Mortgage-Backed Securities		—		1,945,306		—		1,945,306
Foreign Government		—		509,275		—		509,275
U.S. Government Securities		—		30,977,430		—		30,977,430
Exchange-Traded Funds		1,264,280		—		—		1,264,280
U.S. Treasury Bills		—		74,303		—		74,303
Repurchase Agreements		—		2,368,770		—		2,368,770

24

	$		$		$		$
	Valuation Inputs
Investments in Securities	Level 1		Level 2		Level 3		Total
Total		$131,069,433		$74,551,353		$—		$205,620,786
Other Financial Instruments
TBA Sale Commitments
Liabilities		$—		$(2,549,327)		$—		$(2,549,327)
Total		$—		$(2,549,327)		$—		$(2,549,327)

25

STATEMENT OF ADDITIONAL INFORMATION

SUNAMERICA SERIES TRUST

July 29, 2026

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end management investment company currently consisting of 62 portfolios. This Statement of Additional Information (“SAI”) relates to the following three portfolios (collectively, the “Portfolios” and each, a “Portfolio”):

SA Franklin Large Cap Disciplined Growth Portfolio

SA Franklin Mid Cap Core Portfolio

SA Franklin Core Fixed Income Portfolio

This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1 and Class 3) of the Portfolios, dated July 29, 2026. This SAI expands upon and supplements the information contained in the current Prospectus of the Portfolios. This SAI incorporates the Prospectus by reference.

The Portfolios are new and do not yet have audited financial statements. The audited financial statements for the fiscal year ended December 31, 2025 of the Predecessor funds (as defined below) are incorporated into this SAI by reference to the Predecessor funds’ Annual Financial Statements and Other Information, as filed with the Securities and Exchange Commission on Form N-CSR (the “Annual Report”). You may request a copy of the Prospectus, Annual Report, and other documents or ask questions about the Portfolios or Predecessor funds at no charge as follows:

If you are a contractholder in a variable annuity contract or variable life policy issued by a life insurance company affiliated with Corebridge Financial, Inc. (“Corebridge”), you may call Corebridge at (800) 445-7862 or write to SunAmerica Series Trust, P.O. Box 15570, Amarillo, Texas 79105-5570.

If you are a contractholder in a variable annuity contract issued by The Guardian Insurance & Annuity Company, Inc. (“Guardian”), you may call 1-800-830-4147 or write to Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If you are a contractholder in a variable life policy issued by Guardian, you may call 1-888-GUARDIAN (1-888-482-7342) or write to The Guardian Insurance & Annuity Company, Inc., Individual Markets, P.O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail).

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THE TRUST

SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its Declaration of Trust (the “Declaration”). The Trust is composed of 62 separate portfolios. This Statement of Additional Information (“SAI”) pertains to the three portfolios listed on the cover page (collectively, the “Portfolios” and each, a “Portfolio”). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to funds-of-funds.

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc. Once the Reorganization (as defined below) is consummated, shares of the Trust also will be held by one or more separate account(s) of The Guardian Insurance & Annuity Company, Inc. The life insurance companies listed above are collectively referred to as the “Life Companies.”

The Trust commenced operations on February 9, 1993. The Board of Trustees (the “Board,” and the members of which are referred to as “Trustees”) approved the addition of the Portfolios on July 20, 2026.

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), a Delaware limited liability company and a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”), serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains Franklin Advisers, Inc. (“Franklin” or the “Subadviser”), to act as subadviser to the Portfolios pursuant to a subadvisory agreement with SunAmerica (the “Subadvisory Agreement”). In connection with its subadvisory services, the Subadviser may retain certain affiliated investment advisers as sub-sub-advisers to provide model portfolio recommendations for portions of the applicable Portfolios, as discussed further under the “Sub-Sub-Advisers” section below.

The Portfolios have not commenced operations as of the date of this SAI. It is anticipated that on or about December 4, 2026, the SA Franklin Large Cap Disciplined Growth Portfolio, the SA Franklin Mid Cap Core Portfolio and the SA Franklin Core Fixed Income Portfolio will acquire all of the assets and certain of the liabilities of the Guardian Large Cap Disciplined Growth VIP Fund (“Predecessor Guardian Large Cap Disciplined Growth”); the Guardian Small-Mid Cap Core VIP Fund (“Predecessor Guardian Small-Mid Cap Core”), Guardian Select Mid Cap Core VIP Fund (“Predecessor Guardian Select Mid Cap Core”), Guardian Mid Cap Relative Value VIP Fund (“Predecessor Guardian Mid Cap Relative Value”) and Guardian Mid Cap Traditional Growth VIP Fund (“Predecessor Guardian Mid Cap Traditional Growth”); and the Guardian Core Fixed Income VIP Fund (“Predecessor Guardian Core Fixed Income”) and Guardian U.S. Government/Credit VIP Fund (“Predecessor Guardian U.S. Government/Credit”), respectively (each, a “Predecessor fund” and collectively, the “Predecessor funds”), each a series of Guardian Variable Products Trust (the “Predecessor Trust”), through reorganizations (collectively, the “Reorganization”). As a result of the Reorganization, the SA Franklin Large Cap Disciplined Growth Portfolio, the SA Franklin Mid Cap Core Portfolio and the SA Franklin Core Fixed Income Portfolio will adopt the performance and financial history of Predecessor Guardian Large Cap Disciplined Growth, Predecessor Guardian Select Mid Cap Core, and Predecessor Guardian Core Fixed Income, respectively. The Reorganization will result in each Predecessor fund effectively becoming part of the corresponding Portfolio. Each Predecessor fund had different investment goals, strategies, portfolio management teams and contractual fees and expenses than the corresponding Portfolio. As a result, certain financial history and other information presented in this SAI for periods prior to the Reorganization reflect the financial history and other information of the applicable Predecessor fund and Predecessor Trust, as applicable.

On May 22, 2001, the Board, including a majority of the Trustees who are not deemed to be “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002, the Board, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of the Portfolios is offered only in connection with certain Variable Contracts and to funds-of-funds. Class 3 shares of the Portfolios are identical in all respects to Class 1 shares of the Portfolios, except that (i) the class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees, while Class 1 shares of the Portfolios are subject only to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 3 shares; and (iv) Class 1 shares of the Portfolios have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.

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INVESTMENT GOALS AND POLICIES

The investment goal(s) and principal investment strategies for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summary” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks” in the Prospectus.

Certain types of securities and financial instruments in which a Portfolio may invest and certain investment practices the Portfolio may employ, which are described in the Prospectus, are discussed more fully below in the “Supplemental Glossary” section. In addition, the “Supplemental Glossary” section supplements the details contained in the Prospectus and provides information concerning investments the Portfolios may make on a periodic or infrequent basis. These investments include those the Portfolios reserve the right to invest in. For a list of the permissible investments in which a Portfolio may invest, please see Appendix A of this SAI.

A Portfolio’s investment goal(s), principal investment strategies and principal investment techniques may be changed without shareholder approval. We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal(s) or 80% investment policy, if applicable. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of a Portfolio and, except for the Portfolios’ borrowing policy and illiquid security policy, apply at the time of purchase. “Net assets” will take into account borrowing for investment purposes.

SUPPLEMENTAL GLOSSARY

For ease of reference, a table reflecting the investment practices in which the Portfolios may engage is located in Appendix A. In the event of any discrepancy between Appendix A and the disclosure contained in the Prospectus and SAI, the latter shall control.

Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

2

Bank Capital Securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust-preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date) and callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Borrowing. All of the Portfolios are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1∕3% of its total assets from banks for any purpose. In addition, each Portfolio may borrow up to 5% of its total assets for temporary purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings.

To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. This practice may help increase the net asset value per share (“NAV”) of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio’s assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio’s assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser or the Subadviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing excluding any portion of the loan that is made for temporary purposes and that does not exceed 5% of the value of total assets. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the NAV of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

Credit Risk Transfer Securities. Credit risk transfer securities are investments with returns based on the performance of a specified pool of mortgage loans and can be in the form of fixed- or floating-rate notes issued by or structured products (e.g., credit linked notes) sponsored by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) or other mortgage market participants. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that their interest and principal payments depend on the principal payments and default performance of a specific reference pool of residential mortgage loans acquired by the sponsoring entity (“Reference Obligations”). The sponsor selects the pool of Reference Obligations based on certain eligibility criteria, which will directly affect the performance of the securities. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.

The risks associated with an investment in credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government-sponsored enterprises. Credit risk transfer securities are not secured by the Reference Obligation or the mortgaged properties. The securities may be considered high risk and complex securities.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. Certain Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust (or other special purpose issuing vehicle) typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

3

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Equity tranches are typically unrated. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may lack liquidity, particularly under stressed market conditions. However, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and may be convertible at the option of the holder or mandatorily convertible at specified times or upon the occurrence of specified events.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt security structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

4

Corporate Actions. From time to time, the issuer of a security held by a Portfolio may initiate a corporate action relating to that security. Corporate actions may be mandatory (e.g., calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) or voluntary (e.g., rights offerings, exchange offerings, and tender offers). Corporate actions may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

In the event of a mandatory corporate action, a Portfolio will not actively add to its position and generally will attempt to dispose of the securities as soon as reasonably practicable if the Adviser and/or Subadviser believe disposition would be prudent given a Portfolio’s investment strategy. These securities may be brand new and as a result might fail certain screens or even investment strategy restrictions (such as not being in the right index, etc). In those circumstances, mandatory corporate actions could adversely affect the Portfolio and the value of its investments. In circumstances in which a Portfolio elects to participate in a voluntary corporate action, such actions may enhance the value of the Portfolio’s investments. In cases where the Adviser or Subadviser receives sufficient advance notice of a voluntary corporate action, it will exercise its discretion, in good faith, to determine whether the Portfolio will participate in that corporate action. If it does not receive sufficient advance notice of a voluntary corporate action, the Portfolio may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Portfolio’s investments.

Counterparty and Third Party Risk. A Portfolio may be exposed to the risk that a counterparty (including a derivatives counterparty, securities lending borrower, repurchase/reverse repurchase counterparty, clearing member, central clearinghouse or other financial intermediary) or a third party responsible for servicing or administering an instrument will fail to perform its obligations when due, become insolvent or otherwise be unable or unwilling to honor its commitments. Over-the-counter (“OTC”) derivatives do not benefit from the protections of an exchange or central clearinghouse, which can increase a Portfolio’s exposure to the credit and performance of the bilateral counterparty; by contrast, centrally cleared derivatives shift this exposure to the clearinghouse and the clearing member through which the Portfolio clears, each of which presents its own credit and operational risks and potential losses in an insolvency.

Cybersecurity and Artificial Intelligence Risk. Operational and financial risk resulting from the internet and computer technology is referred to as cybersecurity risk. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of the electronic systems of a Portfolio, a Portfolio’s Adviser, Subadviser, sub-sub-advisers, Directed Services LLC (the “Distributor”) and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators) or the issuers of securities in which a Portfolio invests have the ability to cause disruptions and negatively impact a Portfolio’s business operations, potentially resulting in financial losses to a Portfolio.

The occurrence of such events could also result in, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information, inability to process shareholder transactions, including the processing of orders for or with the Portfolios, impact the ability to calculate NAVs, cause the release and possible destruction of confidential information, and/or subject a Portfolio or a Portfolio’s service providers to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage, as well as possible reimbursement or other compensation costs, and/or additional compliance costs. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. While each Portfolio has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems, and there can be no assurance that a Portfolio or its service providers will be able to avoid cyber-attacks or information security breaches in the future.

The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks.

The Adviser may seek to use AI in its business, operating, and investment activities, and expects a Portfolio’s service providers, including any sub-advisers, and the issuers in which the Portfolio invests to do the same. The extent of AI usage will vary across these entities, and while the Adviser will periodically update its policies and procedures for AI use, risks that the Adviser cannot control, such as misuse, remain. The competitive landscape may also be affected as AI technologies evolve, potentially rendering certain investment products or services obsolete. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.

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Depositary Receipts (ADRS, GDRS, and EDRS). Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.”

Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Defensive Instruments. Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political, social or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategies. As a result, a Portfolio may not achieve its investment goal.

Derivatives. A derivative is any financial instrument whose value is derived from the value of other assets (such as stocks), reference rates or indices. Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Portfolio to enter into derivative transactions and other leveraged transactions. Derivative transactions are defined by Rule 18f-4 to include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) any reverse repurchase agreement or similar financing transaction, if a Portfolio elects to treat them as derivatives transactions; and (iv) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet certain requirements.

Unless a Portfolio qualifies as a Limited Derivatives User (as defined below), Rule 18f-4 requires a Portfolio to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the Securities and Exchange Commission (“SEC”) and the public regarding the Portfolio’s derivatives activities. In addition, the Derivatives Rule establishes limits on the derivatives transactions that a Portfolio may enter into based on the value-at-risk (“VaR”) of the Portfolio inclusive of derivatives. A Portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Portfolio’s own portfolio absent derivatives holdings, as determined by the Portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Portfolio may instead comply with the Absolute VaR Test. A Portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Portfolio’s net assets.

A Portfolio is not required to comply with the above requirements if it adopts and implements written policies and procedures reasonably designed to manage the Portfolio’s derivatives risk and its derivatives exposure does not exceed 10 percent of its net assets (as calculated in accordance with Rule 18f-4) (a “Limited Derivatives User”).

Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return.

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Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the U.S. Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions, which are settled through delivery of the foreign currency, will not be subject to full regulation by the CFTC, public reporting or to mandatory margining by counterparties and the Trust under regulations of the CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions (the “Prudential Regulators”). As a result, a Portfolio may not receive certain of the benefits of CFTC regulation or of mandatory bilateral margining for certain of its trading activities, including certain Forward Contracts although such Forward Contracts will be subject to the limits set forth in the Derivatives Rule.

Each of the Portfolios may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates, although they may be used with the goal of enhancing return. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, costs involved in entering into Forward Contracts will reduce the benefit of such contracts.

Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency. Entry into a Forward Contract or a spot contract may also be used to facilitate the purchase or sale of the underlying foreign security or to close-out an existing Forward Contract. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between: the date on which the security is purchased and the date it is sold; the date on which a purchase is planned and the date it is effected; the date on which a dividend payment is declared and the date on which such payment is made or received; and the date on which a hedging transaction is entered into and the date it is terminated.

Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount in exchange for U.S. dollars. In this situation, a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). Another example of a cross-hedge may involve a Portfolio entering into a Forward Contract to sell a fixed Euro amount and to enter into a Forward Contract to buy a fixed amount of a different currency. A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

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The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract, net of related transaction costs.

The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved, but transaction costs are charged through a spread. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract as well as the pricing or spread offered.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers generally do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (as defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.

Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time with the goal of enhancing return. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities (or other) markets, referred to as the “cash” markets. Futures, like options, are subject to Rule 18f-4 under the 1940 Act. Upon entering into a Futures transaction, a Portfolio is required to deposit initial margin equal to a percentage (generally less than 10%) of the contract value with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Portfolio would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Portfolio would be required to pay or receive cash equal to the intrinsic profit in the contract.

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The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying instrument or index. Futures involve, to varying degrees, risk of loss in excess of the variation margin as disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for Futures and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous or as necessary to avoid physical settlement. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times. A Portfolio may enter into arrangements with futures brokers to take on for the Portfolio physical settlement obligations in the event that the Portfolio fails to close out a position prior to the maturity date.

Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is generally more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.

Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds in the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Foreign currency futures contracts provide similar economics to Forward Contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.

Options. Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies trade both on exchanges (including options on futures) and in the OTC market. Risks to the Portfolios of entering into option contracts

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include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer, which will require the writer to perform under the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, a Portfolio may only write call options up to 25% of its total assets.

A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for a Portfolio through the premiums received. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the

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Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.

A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically-settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio may also write call options that are cash-settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, a Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If a Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash-settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). A Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if a Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash-settled, an obligation to settle by paying the intrinsic profit. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash-settled, the difference between the specified prices does not exceed the specified difference). However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash-settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.

A Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. A Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

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When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash-settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by a Portfolio.

Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio might be able to exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Under Rule 18f-4, a Portfolio is limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio is required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.

In the case of a listed put option, as long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. A Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio liquidates the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option on a security gives a Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by one or more Portfolios. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to a Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.

Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined above). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options subjects a Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if the Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.

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Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Options on securities are subject to position limits and exercise limits established by the exchanges, the Options Clearing Corporation and the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that a Portfolio may enter into or exercise.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC.

Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Commodity Exchange Act Regulation. Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC.

With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.

Swaps. Certain Portfolios may enter into credit default, currency, inflation, interest rate, equity, mortgage and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. As a result of regulation implemented pursuant to Title VII of Dodd-Frank, these transactions are characterized as “swaps” and “security-based swaps.” Swaps are regulated by the CFTC and include swaps referencing any commodity, broad-based index (including indices of credit default swaps), treasury securities, and currency. Security-based swaps are treated as securities for purposes of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, are regulated by the SEC, and include swaps on single securities (other than treasury securities), baskets of securities and narrow indices of securities, single name credit default swaps and narrow indices of credit default swaps, and loans.

Swaps and security-based swaps are often traded in the OTC market but, in some cases, as a result of CFTC regulations implementing provisions in Title VII of Dodd-Frank, certain interest rate swaps and swaps on broad-based indices of credit default swaps must be traded on a swap execution facility and cleared through a CFTC-regulated clearinghouse. OTC swap contracts are typically marked-to-market daily based upon quotations from market makers or are calculated using standard models

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and current market data. Although some swaps are reset daily, for many swaps any change in market value is recorded as an unrealized gain or loss and the Portfolio and counterparty would not exchange such gains or losses until a predetermined quarterly or other periodic reset date. In connection with these contracts, specified types of securities and cash are required to be posted daily as variation margin for all swaps and for those security-based swaps traded in the OTC market with swap dealers regulated by the Prudential Regulators. Initial margin is currently required to be posted by the Portfolios for swaps. The SEC has adopted margin requirements for security-based swaps.

Credit Default Swap Agreement. Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, obtaining synthetic long or short exposure to fixed income instruments through a more liquid investment vehicle or speculation.

Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one-time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event occurring with respect to a referenced issuer, obligation or index. As a seller of protection on a credit default swap, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap unless or until there is a credit event with respect to the referenced issuer, obligation or index. As the seller, a Portfolio would agree to pay to the buyer a cash amount reflecting the value of the referenced issuer, obligation or index upon the occurrence of a credit event affecting such issuer, obligation or index, in exchange for a stream of fixed rate payments or a specified single payment. Although credit default swaps were historically settled physically through delivery of specified securities, they are now generally cash settled in an amount established by an auction process operated by the International Swaps and Derivatives Association. Credit default swaps on a single instrument or issuer are treated as security-based swaps and regulated by the SEC. Referenced instruments may include any type of fixed income security, including sovereign securities, corporate securities and asset-backed securities.

Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one-time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write- down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. Credit indices are typically broad-based indices and, as a result, these swaps are treated as swaps subject to CFTC regulation. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.

Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. CDXs are regulated as swaps by the CFTC.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement, valued based on an auction process. Notional amounts of credit default swaps are partially offset by upfront payments received upon entering into the agreement, or net amounts received from the settlement of protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.

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Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security, basket or narrow-based index (e.g., generally nine or fewer securities). Equity swaps, a type of total return swap, are security-based swaps that are securities, regulated by the SEC that are typically entered into for the purpose of investing in a security, basket or narrow-based index without owning or taking physical custody of securities. Counterparties to the Portfolio on equity swaps on single name securities, baskets or narrow-based indices are required to be registered as security-based swap dealers.

An equity swap on a broad based index is a swap that is regulated by the CFTC. As is required with respect to dealers in all swaps, counterparties doing business as a dealer must be registered with the CFTC as a swaps dealer or satisfy the de minimis exception from such registration.

Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio currently is required to post variation margin to and collect variation margin from counterparties to equity swaps that are CFTC regulated or entered into with a swap dealer subject to regulation by the Prudential Regulators. In addition, securities-based swaps that are equity swaps and that are entered into with non-bank counterparties are subject to posting and collection of variation margin. Equity swaps are also subject to initial margining requirements.

Index swaps. Index swaps involve the exchange of value based on changes in an index, such as the Consumer Price Index (“CPI”), that could provide inflation protection or provide a hedge to such inflation-indexed securities.

Inflation Swaps. Inflation swap agreements are contracts, regulated as swaps by the CFTC, in which one party agrees to pay the cumulative percentage increase in a price index, such as the CPI, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Interest Rate Swap Agreements. Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates or for speculation. Interest rate swaps are CFTC-regulated swaps and involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually

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obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. Certain interest rate swaps are required to be traded on a swap execution facility and centrally cleared.

Mortgage Swaps. A specific type of interest rate swap in which certain Portfolios may invest is a mortgage swap. Mortgage swaps are regulated by the CFTC as swaps and are similar to interest-rate swaps in that they represent commitments to pay and receive interest. In a mortgage swap, cash flows based on a group of mortgage pools are exchanged for cash flows based on a floating interest rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.

Options on Swaps. Certain Portfolios may enter into swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Swaptions are regulated by the CFTC as swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets.

Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Portfolio or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swap agreements referencing commodities or broad-based indices are regulated as swaps under the Commodity Exchange Act (i.e., CFTC oversight), while those on a single security or a narrow-based index are regulated as security-based swaps (i.e., SEC oversight). Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Risks of Entering into Swap Agreements. Risks to the Portfolios of entering into swap agreements include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform, the possibility that there is no liquid market for these agreements and the possibility that swaps entered into as hedging transactions will not effectively hedge the risk sought to be hedged. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the Adviser, Subadviser or a sub-sub-adviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Portfolio may suffer a loss.

Regulations enacted by the CFTC under Dodd-Frank require a Portfolio to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (a “CCP”). To clear a swap with the CCP, the Portfolio will submit the swap to, and post collateral with a futures broker that is a clearinghouse member. The Portfolio may enter into the swap with a swap dealer other than the futures broker (the “Executing Dealer”) and arrange for the swap to be transferred to the futures broker for clearing. It may also enter into the swap with the futures broker itself. The CCP, the futures broker and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or a futures broker, or the failure of a swap to be transferred from an Executing Dealer to the futures broker for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies.

Contracts for Difference. A contract for difference (“CFD”) is a privately negotiated OTC derivative contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. As OTC derivative contracts, CFDs are not traded on an exchange and their availability is jurisdiction-dependent (for example, CFDs are generally not permitted to be offered to retail investors in the United States). A CFD offers exposure to price changes in an underlying security or other reference (such as an index, commodity, currency or rate) without ownership of such security, typically by providing investors the ability to trade on margin and generally without any voting or other shareholder rights. When entering into a CFD, a Portfolio attempts to predict either that the price of the underlying security will fall (taking a short position) or that the price of the security will rise (taking a long position). CFDs are subject to illiquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument. CFDs are also subject to the risk that the counterparty to the CFD transaction may be unable or

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unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. CFDs, like many other derivative instruments, involve the risk that, if the derivative declines in value, additional margin would be required to maintain the position and positions are typically marked-to-market daily. The seller may require a Portfolio to deposit additional sums to maintain proper margin coverage, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss to the Portfolio. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security (or other instrument) is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss.

Equity Securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, warrants or rights to acquire common stock, including options, and depositary receipts. Equity securities are subject to financial and market risks and can be expected to fluctuate in value. Equity markets may experience trading halts, early market closures and periods of limited market depth or wider bid-ask spreads, which can increase volatility and impede the ability to transact at desired prices. See “Convertible Securities,” “Depositary Receipts (ADRs, GDRs and EDRs)” and “Warrants and Rights” for more information with respect to the risks associated with investing in these securities.

Preferred Securities. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Preferred stocks are generally sensitive to interest-rate and credit-spread changes, may be callable before maturity or at par (creating reinvestment risk), often provide limited or no voting rights, and, if dividends are non-cumulative, missed dividend payments may not be paid at a later date. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Fixed Income Securities. Certain Portfolios may invest in fixed income securities (also known as debt securities). Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investors Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadviser will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix B for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. Fixed income securities may also be subject to credit-spread and downgrade risk; widening spreads or an actual or perceived deterioration in an issuer’s credit quality can reduce a security’s value independent of changes in interest rates. Many fixed income securities (including mortgage- and asset-backed and callable bonds) are subject to prepayment, extension and call/reinvestment risk, which can reduce income, lengthen or shorten duration unexpectedly, and increase price volatility. In addition, if market quotations are not readily available or are unreliable (for example, for thinly traded issues), securities may be valued using fair value procedures, which could cause a Portfolio’s NAV to differ from the price it could realize on an immediate sale.

Instruments that reference interbank or other benchmark rates are subject to risks related to the transition from London Inter-Bank Offered Rate to alternative reference rates (such as Secured Overnight Financing Rate (“SOFR”), including differences in the behavior of the replacement rates, potential valuation impacts and operational changes.

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Inflation-Indexed Securities. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. The market value of inflation-indexed securities generally fluctuates with changes in real interest rates and may decrease when real rates rise, even if inflation is elevated. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. government agencies, foreign governments and foreign government agencies, and private corporations or entities. Inflation-indexed securities issued by foreign governments or entities are subject to their issuer’s credit risk and may reference inflation measures that differ from CPI, which can affect performance relative to U.S. inflation.

Lower-Rated, Fixed Income Securities. Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Issuers of lower-rated or non-rated securities (“high-yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

A Portfolio may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or to participate in the restructuring of the obligation.

There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser, Subadviser or a sub-sub-adviser will monitor the issuers of lower-rated, fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.

Municipal Securities. Fixed income securities include, among other things, municipal securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Securities”). Municipal Securities include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Securities whose issuers pay interest on the Municipal Securities from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Securities include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

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Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in a reference rate such as SOFR.

Changes in the interest rates on floating rate obligations could result in lower income to a Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, a Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.

Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or as determined by the Subadviser or a sub-sub-adviser, a Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank.

A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. When a foreign market is closed while U.S. markets remain open, portfolio holdings may be valued using fair value procedures, which can cause a Portfolio’s NAV to differ from the price that would be realized if those foreign markets were open. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

A Portfolio is subject to foreign custody risk, including the credit and operational risks of foreign sub-custodians and depositories; a custodian or sub-custodian’s financial distress or insolvency could delay or otherwise adversely affect access to the Portfolio’s assets.

Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in

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the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Investors in foreign issuers often have more limited shareholder rights and practical remedies (including class-action participation), and enforcing judgments abroad may be difficult or unavailable.

Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of a Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolios, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolios have implemented their liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews each Portfolio’s liquidity risk and classifies each investment held by a Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.

Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. A Portfolio will acquire Participations only if the Lenders interposed between the Portfolio and the borrower are determined by the Subadviser to be creditworthy. When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAV.

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The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), FNMA or FHLMC certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured and guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service of the United States Department of Agriculture or the Department of Housing and Urban Development’s Office of Public and Indian Housing. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United

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States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

Although the U.S. government has provided financial support to FHLMC and FNMA and each of them remain in conservatorship overseen by the Federal Housing Finance Agency, there can be no assurance that the U.S. government will support these or other government-sponsored enterprises in the future.

Other types of mortgage-backed securities include:

Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”). Conventional Mortgage Pass-Throughs represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.

The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

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Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield.

Municipal Bonds. Fixed income securities include, among other things, municipal bonds that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Municipal Bonds from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Newly Developed Securities. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

Non-Diversified Status. The SA Franklin Large Cap Disciplined Growth Portfolio is considered a “non-diversified” investment company. As a result, under the 1940 Act, the Portfolio is limited only by its own investment restriction as to the percentage of its assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolio still has to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as a regulated investment company. As a result of the Code’s diversification requirements, the Portfolio may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

Other Investment Companies. The Portfolios may invest in securities of other investment companies, including ETFs, up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Portfolio from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of a Portfolio’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Portfolio is able to rely on and meet the requirements of one or

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more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent a Portfolio has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Portfolio will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk. See also “Exchange Traded Funds.”

Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. ETF shares may trade at a premium or discount to the ETF’s NAV and may be subject to wider bid-ask spreads, particularly when creation or redemption activity is disrupted or during periods of market stress. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. Some actively-managed ETFs are semi-transparent or non-transparent and do not disclose portfolio holdings daily; these structures may rely on proxy portfolios or a verified intraday indicative value and can experience wider spreads and larger or more persistent premiums/discounts if the arbitrage mechanism is less effective. Most ETFs are investment companies, and, therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” Only a limited number of authorized participants (“APs”) may transact in creation units. If these APs or market makers exit the business, reduce their role, or are unable to process orders, ETF shares may trade at a premium/discount to NAV, spreads may widen, trading may be halted, and shares could face delisting. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads. Moreover, exchanges may impose trading halts or close early, which can restrict the ability to buy or sell ETF shares and increase volatility.

Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders substantially all of its taxable income for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.

Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain non-corporate entities, such as partnerships, may claim a deduction for 20% of qualified REIT dividends. Regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heightened uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.

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Recent political and diplomatic events within the United States, such as heightened political polarization, changes in party control, budget disagreements, and debt ceiling threats, may significantly impact investor confidence and financial markets. Additionally, concerns about the U.S. Government’s credit quality or a potential default could lead to increased market volatility, higher interest rates, and reduced liquidity in U.S. Treasury securities, with severe consequences for both the U.S. and global economies. Changes in U.S. policy, such as the implementation of tariffs and other trade-related initiatives, could disrupt global markets, increasing economic and market risks, among others. Trade disputes and retaliatory actions, like embargoes, may reduce company profitability, decrease international trade, and negatively impact global economic growth, with unpredictable duration and extent, potentially causing significant market disruptions and affecting certain industries, global supply chains, inflation, and growth.

In addition, a number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Europe and U.K. Developments.

Investments in European issuers may be affected by political, regulatory and economic developments within the European Union (“EU”), the Eurozone and the United Kingdom (“UK”), and by the high degree of interdependence among European economies and financial institutions. Periods of fiscal strain or banking-sector stress in one member state can transmit to others through trade, funding and confidence channels, affecting liquidity, credit conditions and asset valuations across the region. Eurozone members are subject to common monetary policy administered by the European Central Bank (“ECB”) and to fiscal and budgetary frameworks that may not address country-specific conditions. Policy actions by European authorities may not achieve intended results and can have unforeseen market effects. The UK’s withdrawal from the EU and subsequent UK/EU regulatory divergence continue to create legal, policy and market uncertainties that may affect European and UK issuers, currencies and market liquidity.

European markets are sensitive to changes in interest-rate and currency regimes (including the euro and British pound) and to sanctions, export controls and other geopolitical measures that may alter index composition, investability and trading liquidity (for example, in connection with the Russia-Ukraine conflict discussed below). Certain countries in Central and Eastern Europe remain less developed and can exhibit emerging-market characteristics, including thinner liquidity, greater political and economic volatility, and more limited corporate disclosure and shareholder protections. European markets may also be affected by terrorist attacks and large-scale migration pressures, which can disrupt economic activity and policy responses and contribute to volatility in currencies, funding markets and risk assets. Market dislocations in Europe can lead to increased volatility, wider bid-ask spreads and valuation uncertainty, and, in stressed environments, some European instruments have experienced negative yields; such conditions could recur and adversely affect a Portfolio’s performance.

Russian Invasion of Ukraine.

In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios.

Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.

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See “Emerging Markets– Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.

Israel-Hamas War and Other Conflicts in the Middle East.

The ongoing conflict between Israel and Hamas, which began in October 2023, presents significant risks to the global economy and financial markets. The hostilities have led to increased market volatility, particularly affecting sectors such as oil and natural gas, and have disrupted global supply chains. The unpredictable duration and potential escalation of the conflict pose further risks to regional and global economies.

Geopolitical tensions or armed conflict involving Iran, and any related disruptions in the Persian Gulf or the Strait of Hormuz, could impair crude oil and liquefied natural gas shipping, increase energy price volatility, affect inflation expectations and interest rates, and adversely impact issuers with energy-sensitive input costs or transportation exposures.

Additionally, other Middle Eastern conflicts, including, but not limited to, instability in Lebanon, Syria, Yemen, Iraq and Afghanistan, contribute to broader geopolitical tensions and economic uncertainties. These conflicts have the potential to cause significant market disruptions and affect investor confidence.

Infectious Illness.

The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by infectious illnesses may exacerbate other pre-existing political, social and economic risks in certain countries, and the impact of an outbreak may last for a prolonged period of time.

Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.

Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Restricted Securities. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds may not typically hold significant amounts of certain restricted securities that are less liquid; however, restricted securities, such as Rule 144A instruments, may be treated as liquid if determined to be readily saleable to qualified institutional buyers. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Portfolio will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A.

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Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser’s, Subadviser’s or a sub-sub-adviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities, such as roll transactions, and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or a Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Common short-term investments include, but are not limited to the following:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations. Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special-purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. Maturities typically range from overnight to 270 days (and up to 397 days for certain programs). Commercial paper includes variable amount master demand notes and floating rate or variable rate notes.

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Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities. Debt obligations issued or guaranteed by the U.S. Treasury or by U.S. agencies or instrumentalities whose obligations are backed by the full faith and credit of the United States (for example, GNMA). A Portfolio may also invest in U.S. government-related or agency securities (such as FNMA or FHLMC mortgage-backed securities), which are not backed by the full faith and credit of the United States, and in non-agency mortgage-backed securities. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser, Subadviser or a sub-sub-adviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price.

The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

U.S. Government Securities. U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, full faith and credit U.S. Treasury obligations carry the U.S. government’s unconditional guarantee of timely payment of principal and interest when due. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

U.S. Treasury Inflation-Protected Securities (“TIPS”). TIPS are issued by the U.S. Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of

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outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

Unseasoned Companies. Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Warrants and Rights. Warrants and rights give the holder the right to purchase a given number of shares of a particular issue at a specified price until expiration. Rights are typically issued to existing shareholders for a limited period (often at a subscription price below market) and may be non-transferable; warrants are generally longer-dated and may be issued on a standalone basis or attached to another security. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants and, if transferable, rights do not necessarily move with the prices of the underlying securities. If the holder does not sell or exercise a warrant or right before expiration, it may expire worthless, particularly if the market price of the underlying stock does not exceed the exercise/subscription price plus any associated costs. Investment in warrants and, where transferable, rights is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights generally confer only the right to subscribe for additional shares during the subscription period and, unless transferable, may lapse unexercised if not acted upon promptly. Warrants and rights may lack a liquid secondary market for resale.

When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by each Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.

Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflect a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.

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These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.

A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.

Transactions in listed options on futures by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions.

In addition, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.

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As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits. These rules impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.

As noted above in “Derivatives,” the Derivatives Rule imposes limits on the amount of derivatives a Portfolio may enter into, treats derivatives as senior securities, and requires Portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In 2020, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolios upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.

All of these regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.

Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser’s, Subadviser’s or a sub-sub-adviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities.

If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

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SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH RISK BONDS AND SECURITIES RATINGS

High-Yield, High Risk Bonds may present certain risks, which are discussed below:

•

Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.

•

Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

•

Illiquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

•

The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Subadviser will evaluate the security and determine whether to retain or dispose of it.

The following are additional restrictions and/or requirements or restate previous information disclosed elsewhere in the Prospectus and/or this SAI concerning the Portfolios’ investments in high-yield, high risk bonds:

•

The SA Franklin Core Fixed Income Portfolio limits its investments to U.S. dollar-denominated securities and generally only purchases debt securities that, at the time of purchase, are rated at least Baa3 by Moody’s Investors Service or BBB- by S&P Global Ratings, have an equivalent rating by another nationally recognized statistical rating organization, or are of comparable quality if unrated, as determined by the Subadviser.

Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.

U.S. Corporate High-Yield Fixed Income Securities offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 20% of their total assets in equity features, such as conversion rights or warrants.

The Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2)  limited partnership interests.

INVESTMENT RESTRICTIONS

The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

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All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy and illiquid security policy.

Fundamental Investment Restrictions Applicable to All Portfolios

Each Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.

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With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not

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concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.

Diversification

Each of the Portfolios, except the SA Franklin Large Cap Disciplined Growth Portfolio, is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio (other than the SA Franklin Large Cap Disciplined Growth Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

The SA Franklin Large Cap Disciplined Growth Portfolio is currently classified as a non-diversified fund under the 1940 Act. As a result, the Portfolio is limited only by its own investment restrictions as to the percentage of its assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolio still has to meet quarterly diversification requirements under the Code in order to qualify as a regulated investment company. As a result of the Code’s diversification requirements, the Portfolio may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

The following tables list the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 5300 Memorial Drive, Suite 1150, Houston, TX 77007. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors, trustees and/or officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by the Distributor and other affiliates of SunAmerica.

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Independent Trustees
Tracey C. Doi 1961	Trustee	2021 – Present	Chief Financial Officer, Group Vice President of Toyota Motor North America (2003-2022); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 50/50 Women on Boards (nonprofit leadership organization) (2017-Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020-Present).	76	Director, Pentair (sustainable water solutions) (2023-Present); Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).

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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Jane Jelenko 1948	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	76	Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).
Christianne F. Kerns 1958	Trustee	2023 – Present	Chief Executive Officer, Managing Partner and Chair (2020-Present), Partner (2004-Present), Hahn & Hahn LLP (law firm); Director and Vice President, Hastings Foundation (nonprofit organization) (2018-Present); Chair and Director, Five Acres (nonprofit organization) (2013-Present).	76	None.
Charles H. Self III 1957	Trustee	2021 – Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021); Director, Governmental Insurance Managers (property casualty insurance) (1989-Present); Director, Ohio Mutual Insurance Company (property casualty insurance) (2022-Present).	76	None.
Martha B. Willis 1960	Trustee and Chair	2023 – Present	Senior Advisor, Wilson Dichiara (2024-2025); Independent Director, EQT Private Equity Company (2024-Present); President and Founder, MBW Consulting (2022-2025); Senior Advisor, KPMG US (2022-2024); Executive Vice President, Chief Marketing Officer of TIAA (2020-2022).	76	None.
Bruce G. Willison 1948	Trustee	2001 – Present	Chairman of Tyfone, Inc. (2018-Present); Chairman of Catholic Schools Collaborative (2011-Present); Director of Specialty Family Foundation (2013-2025).	76	Director, Grandpoint Bank (banking) (2011-2017); Director of NiQ (2016-2020).

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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Interested Trustees
Michal Levy[4,5] 1979	Trustee	2026 – Present	President and Board Member of SunAmerica (2026-Present); Senior Vice President and Head of Venerable Investment Advisers, LLC (2023-Present); Head of VIA of Venerable (2023-Present); Director (2014-2023), President (2021-2023) and Chief Operating Officer (2017-2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (2023).	101	None.
John T. Genoy[4] 1968	President and Trustee	2021 – Present	President and Board Member (2021-Present), Chief Operating Officer (2006-2025), Chief Financial Officer and Director (2002-2021) and Senior Vice President (2004-2021), SunAmerica; President (SunAmerica), Venerable (2026-Present); President (SunAmerica), Corebridge (2021-2025); Chairman, AIG Federal Savings Bank (2013-2023).	76	None.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (62 portfolios), SST (14 portfolios), and Venerable Variable Insurance Trust (25 portfolios).

[3]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[4]	Ms. Levy and Mr. Genoy are Interested Trustees by virtue of their positions as officers of SunAmerica.
[5]	Effective June 4, 2026, Ms. Levy was appointed as an Interested Trustee to the Trust’s Board.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Edward Gizzi 1977	Vice President and Assistant Secretary	2026-Present (Vice President); 2017-Present (Assistant Secretary)	Assistant Vice President and Associate General Counsel, Venerable (2026-Present); Associate General Counsel, Corebridge (2017-2025).

Christopher C. Joe 1969	Vice President and Chief Compliance Officer	2017 – Present	Vice President, Trust Chief Compliance Officer and Head of Compliance (SunAmerica), Venerable (2026-Present); Vice President and Chief Compliance Officer, Seasons Series Trust, SunAmerica Series Trust (2017-Present); Vice President and Chief Compliance Officer, VALIC Company I (2017-2025); Vice President and Chief Compliance Officer – Mutual Funds (2017-2025) and Chief Compliance Officer- Institutional Markets (2023-2025), Corebridge; Chief Compliance Officer, VALIC Retirement Services Company (2017-2019).

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Gregory R. Kingston 1966	Treasurer and Principal Financial Officer/ Principal Accounting Officer	2014 – Present	Vice President, SunAmerica (1999-Present); Vice President - Fund Administration (SunAmerica), Venerable (2026-Present); Vice President (1999-2025), Head of Mutual Fund Administration (2014-2025), Corebridge; Director, Corebridge Capital Services, Inc. (2021-2025); Treasurer, SunAmerica Series Trust, Seasons Series Trust (2014-Present); Treasurer, VALIC Company I (2014-2025).

Kristina Magolis 1985	Chief Legal Officer, Vice President and Secretary	2026 – Present	Vice President, General Counsel and Secretary, SunAmerica (2026-Present); Vice President and Deputy General Counsel, Venerable (2023-Present); General Counsel and Secretary, Venerable Investment Advisers, LLC (2023-Present); Vice President, Assistant Secretary and Associate General Counsel, Equitable Investment Management Group, LLC (2022-2023); Vice President, Assistant Secretary and Associate General Counsel, Equitable Investment Management, LLC (2023); employee of Equitable Financial (2022-2023); Vice President, Legal and Compliance, Morgan Stanley Investment Management (2017-2022).

Matthew J. Hackethal 1971	Anti-Money Laundering Compliance Officer	2006 – Present	Chief Compliance Officer (2006-Present) and Vice President (2011-Present), SunAmerica; Assistant Vice President and Chief Compliance Officer (SunAmerica), Venerable (2026-Present), Senior Vice President (2025), Vice President (2011-2025) and Chief Compliance Officer (2006-2025), Corebridge; Anti-Money Laundering Compliance Officer, SunAmerica Mutual Fund Complex (2006-Present).

Michal Levy 1979	Senior Vice President	2026 – Present	President of SunAmerica (May 2026-Present); Board Member of SunAmerica (January 2026-Present); Senior Vice President of SunAmerica (January 2026-May 2026); President and Head of Venerable Investment Advisers, LLC (May 2026-Present); Senior Vice President and Head of Venerable Investment Advisers, LLC (2023-May 2026); Head of VIA of Venerable (2023-May 2026); Director (2014-2023), President (2021-2023) and Chief Operating Officer (2017-2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (2023).

Salimah Shamji 1971	Vice President	2020 – Present	Assistant Vice President, SunAmerica (2026-Present); Assistant Vice President, Investment Product Management – Venerable (2026-Present); Vice President (SunAmerica), Corebridge (2008-2025).

Shawn Parry 1972	Vice President and Assistant Treasurer	2014 – Present	Director - Fund Administration (SunAmerica), Venerable (2026-Present); Vice President, Corebridge (2014-2025).

Leadership Structure of the Board

Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica and the Subadviser to manage the Portfolios on a day to day basis. The Board is responsible for overseeing SunAmerica, the Subadviser, each sub-sub-adviser, and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of eight members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic

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meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ms. Willis, an Independent Trustee, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Compliance and Risk Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day to day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadviser and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadviser, the sub-sub-advisers, and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser, and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, the sub-sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Independent Trustees

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

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Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She is an expert in corporate governance, regularly advising boards and chief executive officers regarding management issues and initiatives, fiduciary duties and conflicts of interest.

Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

Martha B. Willis. Ms. Willis has served as a Trustee since 2023, and Chair of the Board since December 10, 2025. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of Oppenheimer Funds from 2009 to 2016.

The Board has adopted the Independent Trustee Retirement Policy under which Independent Trustees retire from service as Independent Trustees at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved and agreed to by the Board and the retiring Independent Trustee.

Interested Trustees

John T. Genoy. Mr. Genoy has served as a Trustee since 2021. President and Co-Head of SunAmerica, Venerable since 2026, he currently serves as President and Chief Operating Officer of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.

Michal Levy. Ms. Levy has served as a Trustee since 2026. Ms. Levy has a background in the financial services industry, senior management experience with a registered investment adviser and registered investment companies, and multiple years of service as an officer of other registered investment companies including those serving as investment options for Variable Contracts.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of Venerable or its affiliates for attendance at meetings of the Board. Effective January 1, 2026, the annual fee paid to each Independent Trustee is $275,000. Trustees are compensated $3,000 for special in-person or telephonic Board meetings. The Independent Chair receives an additional retainer fee of $115,000. These expenses are allocated on the basis of the relative net assets each Portfolio of the Annuity Funds. Ms. Levy and Mr. Genoy, who are Interested Trustees by virtue of their employment relationship with SunAmerica, receive no remuneration from the Trust.

Each Independent Trustee serves on each Committee of the Board. Members of each Committee serve without compensation, except that Mr. Self, as Audit Committee Chair, receives an additional retainer fee of $35,000. Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $25,000, and Ms. Kerns, as Compliance and Risk Committee Chair, receives an additional retainer fee of $25,000.

The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended December 31, 2025.

The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at One World Trade Center, Suite J, 49th Floor, New York, NY 10007. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended December 31, 2025.

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The Compliance and Risk Committee is responsible for assisting the Board in its oversight of the Trust’s compliance with regulatory requirements, material operating risks, and promotion of honest and ethical conduct in the Trust’s affairs. Ms. Kerns serves as the Chair of the Compliance and Risk Committee. The Compliance and Risk Committee met 3 times during the fiscal year ended December 31, 2025.

As of the date of this SAI, the Portfolios have not yet commenced operations, and the Trustees and officers of the Trust did not own any of the outstanding shares of the Portfolios.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Tracey C. Doi	0	0
Jane Jelenko	0	0
Christianne F. Kerns	0	0
Charles H. Self III	0	0
Martha B. Willis	0	0
Bruce G. Willison	0	0
Interested Trustees
Michal Levy[3]	N/A	N/A
John T. Genoy	0	0

[1]	Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
[2]	Includes the Trust (59 portfolios) and SST (14 portfolios).
[3]	Ms. Levy was appointed as an Interested Trustee to the Trust’s Board effective June 4, 2026.

As of December 31, 2025, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in SunAmerica, the Subadviser, the sub-sub-advisers or the Distributor, or any person (other than a registered investment company), directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Trustees

The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of Venerable or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2025.

TRUSTEE	AGGREGATE COMPENSATION FROM THE PORTFOLIOS IN THIS SAI	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES[1]
Tracey C. Doi	$0	—	$252,500
Jane Jelenko	0	—	260,000
Christianne F. Kerns	0	—	251,667
Charles H. Self III	0	—	240,000
Martha B. Willis	0	—	240,000
Bruce G. Willison	0	—	325,000

[1]	As of December 31, 2025, the Fund Complex included the Trust (59 portfolios) and SST (14 portfolios).

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INVESTMENT ADVISORY AND RELATED AGREEMENTS

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day to day affairs. The Adviser, located at One World Trade Center, 285 Fulton Street, Suite 49M, New York, NY 10007, is a wholly-owned subsidiary of Venerable.

Terms of the Advisory Agreement

The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

Advisory Fees

As compensation for its services, the Adviser receives from each Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:

PORTFOLIO	Fee Rate (as a % of average daily net asset value)
SA Franklin Large Cap Disciplined Growth Portfolio	0.70% to $250 million 0.65% next $250 million 0.60% over $500 million
SA Franklin Mid Cap Core Portfolio	0.80% to $100 million 0.75% over $100 million
SA Franklin Core Fixed Income Portfolio	0.70% to $50 million 0.60% next $100 million 0.55% next $100 million 0.50% over $250 million

As explained in the section entitled “The Trust” in this SAI, each Portfolio is expected to be the successor to its respective Predecessor fund or Predecessor funds as a result of the Reorganization. The Predecessor Trust, on behalf of each Predecessor fund, entered into an investment management agreement with Park Avenue Institutional Advisers LLC (the “Predecessor Adviser,” and the investment management agreement, the “Predecessor Advisory Agreement”). As compensation for its services to the Predecessor funds, the Predecessor Adviser was entitled to a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:

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PREDECESSOR FUND	Fee Rate (as a % of average daily net asset value)
Predecessor Guardian Large Cap Disciplined Growth	0.62% to $100 million 0.57% next $200 million 0.52% next $200 million 0.50% over $500 million
Predecessor Guardian Core Fixed Income	0.45% to $300 million 0.40% over $300 million
Predecessor Guardian Small-Mid Cap Core	0.65% to $200 million 0.60% over $200 million
Predecessor Guardian Select Mid Cap Core	0.53%
Predecessor Guardian U.S. Government/Credit	0.47%
Predecessor Guardian Mid Cap Relative Value	0.72% to $100 million 0.67% next $200 million 0.62% next $200 million 0.60% over $500 million
Predecessor Guardian Mid Cap Traditional Growth	0.80% to $100 million 0.75% next $200 million 0.73% over $300 million

As each Portfolio has not commenced operations as of the date of this SAI, the following table sets forth the total advisory fees received by the Predecessor Adviser from each Predecessor fund pursuant to the Predecessor Advisory Agreement for the last three fiscal years ended December 31:

Predecessor Fund	2025	2024	2023
Predecessor Guardian Large Cap Disciplined Growth	$2,056,714	$2,428,232	$2,589,627
Predecessor Guardian Core Fixed Income	1,548,488	1,749,459	1,902,610
Predecessor Guardian Small-Mid Cap Core	1,430,553	1,694,197	1,784,298
Predecessor Guardian Select Mid Cap Core	937,228	1,104,093	1,145,258
Predecessor Guardian U.S. Government/Credit	684,924	812,279	924,110
Predecessor Guardian Mid Cap Relative Value	737,859	962,443	1,141,259
Predecessor Guardian Mid Cap Traditional Growth	358,577	511,991	665,456

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed through April 30, 2029, to waive its fees and/or reimburse expenses for certain Portfolios to the extent that their Total Annual Portfolio Operating Expenses exceed the following amounts:

Portfolio	Class 1	Class 3
SA Franklin Large Cap Disciplined Growth Portfolio	—	0.87%
SA Franklin Mid Cap Core Portfolio	—	0.96%
SA Franklin Core Fixed Income Portfolio	0.48%	0.73%

For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2029 only with the approval of the Board of the Trust, including a majority of the Independent Trustees. SunAmerica may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time.

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For each Predecessor fund, the Predecessor Adviser agreed to waive certain fees and/or reimburse certain expenses through April 30, 2027, so that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) did not exceed the following amounts of average daily net assets of the Predecessor funds as set forth below:

PREDECESSOR FUND	Expense Limitation
Predecessor Guardian Large Cap Disciplined Growth	0.87%
Predecessor Guardian Core Fixed Income	0.58%
Predecessor Guardian Small-Mid Cap Core	1.09%
Predecessor Guardian Select Mid Cap Core	1.08%
Predecessor Guardian U.S. Government/Credit	0.73%
Predecessor Guardian Mid Cap Relative Value	1.09%
Predecessor Guardian Mid Cap Traditional Growth	1.07%

For the last three fiscal years ended December 31, the Predecessor Adviser voluntarily or contractually waived fees and/or reimbursed expenses for the Predecessor funds in the amounts set forth below:

Predecessor Fund	2025	2024	2023
Predecessor Guardian Large Cap Disciplined Growth	$242,982	$216,851	$166,532
Predecessor Guardian Core Fixed Income	156,778	175,212	159,844
Predecessor Guardian Small-Mid Cap Core	—	63,984	176,263
Predecessor Guardian Select Mid Cap Core	—	37,813	108,407
Predecessor Guardian U.S. Government/Credit	220,071	236,739	201,259
Predecessor Guardian Mid Cap Relative Value	67,209	49,136	5,711
Predecessor Guardian Mid Cap Traditional Growth	136,083	152,002	125,590

Additional information regarding the total potential recoupment amounts and/or amounts recouped can be found in the Predecessor funds’ Annual Report.

Securities Lending

The Predecessor funds did not engage in securities lending activities during the fiscal year ended December 31, 2025.

SUBADVISORY AGREEMENT

Franklin acts as Subadviser to the Portfolios pursuant to the Subadvisory Agreement with SunAmerica. Under the Subadvisory Agreement, the Subadviser manages the investment and reinvestment of the assets of the Portfolios. The Subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadviser’s fees.

The Subadviser is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries.

The Subadvisory Agreement, after initial approval with respect to a Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the respective Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

SunAmerica may terminate any Subadvisory Agreement with the Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause

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an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.

With respect to SA Franklin Large Cap Disciplined Growth Portfolio and SA Franklin Mid Cap Core Portfolio, each Portfolio’s assets are allocated among the Subadviser and multiple sub-sub-adviser investment strategies. Each sub-sub-adviser provides a model portfolio with respect to a sleeve of a Portfolio, which the Subadviser utilizes to buy and sell securities for the Portfolio. The Subadviser may determine, at any time, not to allocate assets to the strategies employed by one or more of the sub-sub-advisers. The sub-sub-advisers may also serve as advisers to other investment companies unaffiliated with the Trust. Investments in the Portfolios are not deposits with or other liabilities of any of the sub-sub-advisers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The sub-sub-advisers do not guarantee the performance of a Portfolio or any particular rate of return. The sub-sub-advisers for the applicable Portfolios are affiliated with the Subadviser and are listed below.

Portfolio	Sub-Sub-Adviser
SA Franklin Large Cap Disciplined Growth Portfolio	Putnam Investment Management, LLC ClearBridge Investments, LLC
SA Franklin Mid Cap Core Portfolio	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC

The Predecessor Trust entered into subadvisory agreements with the subadvisers listed below with respect to each Predecessor fund. For the services provided, the Predecessor Adviser paid a monthly fee to each subadviser based on an annual percentage of the average daily net assets of the Portfolio(s) that the subadviser managed according to the following schedule:

Subadviser	Predecessor Fund	Annual Subadvisory Fee
Wellington Management Company LLP	Predecessor Guardian Large Cap Disciplined Growth	0.33% to $50 million 0.30% next $100 million 0.27% next $200 million 0.24% next $200 million 0.22% over $550 million
FIAM LLC	Predecessor Guardian Core Fixed Income Predecessor Guardian Small-Mid Cap Core Predecessor Guardian Select Mid Cap Core	0.15% to $100 million 0.12% next $200 million 0.10% next $200 million 0.08% over $500 million 0.34% 0.27%
Lord, Abbett & Co. LLC	Predecessor Guardian U.S. Government/Credit	0.12% to $100 million 0.10% next $200 million 0.08% over $300 million
Allspring Global Investments, LLC	Predecessor Guardian Mid Cap Relative Value	0.40% first $100 million 0.35% next $50 million 0.30% over $150 million
Janus Henderson Investors US LLC	Predecessor Guardian Mid Cap Traditional Growth	0.44% first $50 million 0.40% over $50 million

As each Portfolio has not commenced operations as of the date of this SAI, the following table sets forth the fees paid to the subadviser of each Predecessor fund by the Predecessor Adviser for the last three fiscal years ended December 31:

	2025	2024	2023
Predecessor Guardian Large Cap Disciplined Growth	$1,020,138	$1,193,415	$1,267,908
Predecessor Guardian Core Fixed Income	$362,874	—	—
Predecessor Guardian Small-Mid Cap Core	755,385	887,098	932,149
Predecessor Guardian Select Mid Cap Core	477,456	562,462	583,433
Predecessor Guardian U.S. Government/Credit	136,302	—	—
Predecessor Guardian Mid Cap Relative Value	409,075	526,483	613,304
Predecessor Guardian Mid Cap Traditional Growth	197,144	275,995	352,728

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Potential Conflicts of Interest

Certain Conflicts Related to Fees and Compensation. From time to time, SunAmerica and/or an affiliate enters into arrangements whereby it can receive compensation from a potential or existing Subadviser or its affiliates for providing consulting or other services to the Subadviser or affiliates that relate to potential or existing subadvised Portfolios and/or other business relationships with the Subadviser. SunAmerica faces a conflict of interest because these arrangements may create an incentive for SunAmerica to recommend the appointment or continued retention of the Subadviser. SunAmerica has processes in place for subadviser selection and retention, and its practice is to remain within the guidelines of the established processes without regard to any such compensation.

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day to day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts (other than the Portfolios) managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of June 30, 2026 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in millions in such accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.

Subadviser	Portfolio Managers	Other Accounts (As of 6/30/26)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Franklin[1]	Nick Hooten, CFA	9	$12,027.92	—	$0	—		$0
	Jacqueline Hurley Kenney, CFA	18	$21,630.57	30	$2,511.11	5		$1,578.07
	Eric Johnson, CFA	3	$474.48	—	$0	2		$0.21
	Michael Salm	28	$40,912.16	33(1)	$25,491.90	28(4)		$11,523.76
					($22.88)			($4,279.66)
	Albert Chan, CFA	19	$24,135.72	9	$1,934.99	39(1)		$2,763.13
								($443.01)
	Patrick Klein, Ph.D	25	$29,468.19	9	$2,999.89	16(2)	$ ($	5,277.03 1,771.19)
	Tina Chou	10	$10,939.23	2	$406.86	—		$0
	Thomas Nelson, CFA	56	$30,542.64	89	$29,520.65	323(1)	$ ($	7,728.76 0.17)

[1]	Values in parenthesis () represent accounts and assets that are subject to a performance-based advisory fee.

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Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.

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Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or the Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

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Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

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Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (as defined below) and Subadviser’s codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadviser’s codes of ethics will eliminate such conflicts.

Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Portfolios, investments and such Other Client Accounts.

Compensation

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, are described below.

Franklin Advisers and Franklin. The Subadviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and the Subadviser’s guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:

Base salary. Each Portfolio Manager is paid a base salary.

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Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Manager with those of the Portfolio’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by the Subadviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Portfolio shareholders. The Chief Investment Officer of the Subadviser and/or other officers of the Subadviser, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to Portfolio Managers in accordance with Subadviser guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance. The more qualitative contributions of a Portfolio Manager to the Subadviser’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the Subadviser’s appraisal.

Additional long-term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits. Portfolio Managers also participate in benefit plans and programs available generally to all employees of the Subadviser.

Ownership of Portfolio Managers

The Portfolios have not yet commenced operations. Accordingly, as of December 31, 2025, none of the Portfolios Managers had any ownership interest in a Portfolio that they manage.

PERSONAL SECURITIES TRADING

The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.

The Subadviser and each sub-sub-adviser have adopted codes of ethics (each, a “Codes of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of a Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board.

DISTRIBUTION AGREEMENT

The Trust, on behalf of the Portfolios, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and a wholly-owned subsidiary of Venerable, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolios to the Separate Accounts of the Life Companies. The address of the Distributor is 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to the Portfolios, for distribution to persons who are not shareholders of the Portfolios and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. Prior to January 1, 2026, Corebridge Capital Services, Inc. served as the Trust’s distributor.

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After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

RULE 12b-1 PLANS

The Board has adopted a Rule 12b-1 Plan for Class 1 shares of the SA Franklin Core Fixed Income Portfolio (the “Class 1 Plan”) and a Rule 12b-1 Plan for Class 3 shares of the Portfolios (the “Class 3 Plan” and, together with the Class 1 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Account Maintenance and Service Fees

The following table sets forth the account maintenance and service fees paid by each Predecessor fund (except Predecessor Guardian Core Fixed Income) for the fiscal year ended December 31, 2025.

Predecessor Fund	12b-1 Fees
Predecessor Guardian Large Cap Disciplined Growth	$892,693
Predecessor Guardian Small-Mid Cap Core	$554,487
Predecessor Guardian Select Mid Cap Core	$442,089
Predecessor Guardian U.S. Government/Credit	$364,321
Predecessor Guardian Mid Cap Relative Value	$256,862
Predecessor Guardian Mid Cap Traditional Growth	$112,055

Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1 and Class 3 shares of the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements and to funds-of-funds, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.

Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the

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end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.

Certain of a Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.

A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control

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requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.

To the extent a Portfolio holds residual interests in real estate investment conduits (“REMICs”), certain types of income received by the Portfolio from REITs, REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To shareholders of such a Portfolio, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). Over-the-counter (“OTC”) options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

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A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a “mark-to-market” election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio’s assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local and foreign taxes.

The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.

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For the fiscal year ended December 31, 2025, none of the Predecessor funds had capital loss carry-forwards.

PORTFOLIO TURNOVER

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

For the fiscal years ended December 31, 2024 and 2025, the Predecessor Guardian Core Fixed Income’s portfolio turnover rates were 205% and 116%, respectively. The decrease was primarily attributable to differences in portfolio implementation and approach, securities held, and trading activity under the management of a new subadviser compared with the Predecessor Adviser, despite the continuation of a substantially similar investment strategy.

For the fiscal years ended December 31, 2024 and 2025, the Predecessor Guardian U.S. Government/Credit’s portfolio turnover rates were 228% and 157%, respectively. The decrease was primarily attributable to differences in portfolio implementation and approach, securities held, and trading activity under the management of a new subadviser compared with the Predecessor Adviser, despite the continuation of a substantially similar investment strategy.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each Portfolio offers Class 1 and/or Class 3 shares.

Some of the more significant provisions of the Trust’s Declaration are described below. The descriptions of these provisions are qualified in their entirety by reference to the Declaration, which is incorporated herein by reference to this registration statement.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

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Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal rights with respect to their shares, and except as the Trustees may determine, are not entitled to preemptive, conversion, exchange or similar rights. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Portfolios and Classes

The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.

Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any Portfolio, in connection with the affairs of the Trust or any Portfolio, and that a Trustee, officer or employee is liable to the Trust and any Portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which

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indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.

Derivative and Direct Actions

The Declaration provides a detailed process for the bringing of actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.

The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected Portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected Portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected Portfolio, generally. If a derivative or direct action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts (Boston Division) or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the 12b-1 Plan adopted with respect to Class 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the 12b-1 Plan adopted with respect to Class 1 shares.

Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of the Seasons Series Trust and the Trust’s Allocation Portfolios for which SunAmerica serves as investment adviser and that are managed as “funds of funds.” As of the date of this SAI, the Portfolios have not commenced operations and do not have any shares outstanding.

PRICE OF SHARES

Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies and to funds-of-funds. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolios’ policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets

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for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with the Portfolio’s pricing procedures adopted by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a pricing service approved by the valuation designee. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but a Portfolio may hold or, from time to time, transact in such securities in smaller, odd lot sizes in which case they may be fair valued in accordance with pricing procedures adopted by the Board.

Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a loan pricing service approved by the valuation designee.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.

Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser or the Subadviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

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It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or the Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for a Portfolio.

A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or the Subadviser.

The Adviser or the Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or the Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or the Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser or the Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or the Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker-dealers with or through whom the Adviser or the Subadviser places the Portfolio’s portfolio transactions, the Adviser or the Subadviser may be relieved of expenses it might otherwise bear. The Adviser or the Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or the Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or the Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser or the Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including a Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or the Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by a Portfolio are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by a Portfolio and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent the Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of a Portfolio.

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Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When a Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When a Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Commission Recapture Program. The Trust has established a commission recapture program. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadviser. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.

The following table reflects the commission recapture activity for the Predecessor funds for the fiscal year ended December 31, 2025.

Predecessor Fund	2025
	Amount ($)	% of Net Assets
Predecessor Guardian Large Cap Disciplined Growth	$1,004	0.00%
Predecessor Guardian Core Fixed Income	0	0.00%
Predecessor Guardian Small-Mid Cap Core	0	0.00%
Predecessor Guardian Select Mid Cap Core	10,116	0.00%
Predecessor Guardian U.S. Government/Credit	0	0.00%
Predecessor Guardian Mid Cap Relative Value	699	0.00%
Predecessor Guardian Mid Cap Traditional Growth	0	0.00%

Brokerage Commissions

As of the date of this SAI, the Portfolios have not commenced operations and, therefore, have not paid any brokerage commissions. The following tables set forth the brokerage commissions paid by the Predecessor funds for the last three fiscal years ended December 31. None of the transactions were executed with affiliated brokers.

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2025 BROKERAGE COMMISSIONS

Predecessor Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers

Predecessor Guardian Large Cap Disciplined Growth	$35,824	$0	0%	0%
Predecessor Guardian Core Fixed Income	5,984	0	0	0
Predecessor Guardian Small-Mid Cap Core	204,660	0	0	0
Predecessor Guardian Select Mid Cap Core	69,776	0	0	0
Predecessor Guardian U.S. Government/Credit	2,600	0	0	0
Predecessor Guardian Mid Cap Relative Value	34,454	0	0	0
Predecessor Guardian Mid Cap Traditional Growth	8,138	0	0	0

2024 BROKERAGE COMMISSIONS

Predecessor Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers

Predecessor Guardian Large Cap Disciplined Growth	$46,147	$0	0%	0%
Predecessor Guardian Core Fixed Income	37,502	0	0	0
Predecessor Guardian Small-Mid Cap Core	173,010	0	0	0
Predecessor Guardian Select Mid Cap Core	69,234	0	0	0
Predecessor Guardian U.S. Government/Credit	14,735	0	0	0
Predecessor Guardian Mid Cap Relative Value	47,581	0	0	0
Predecessor Guardian Mid Cap Traditional Growth	14,562	0	0	0

2023 BROKERAGE COMMISSIONS

Predecessor Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers

Predecessor Guardian Large Cap Disciplined Growth	$57,415	$0	0%	0%
Predecessor Guardian Core Fixed Income	36,750	0	0	0
Predecessor Guardian Small-Mid Cap Core	191,510	0	0	0
Predecessor Guardian Select Mid Cap Core	84,581	0	0	0
Predecessor Guardian U.S. Government/Credit	8,510	0	0	0
Predecessor Guardian Mid Cap Relative Value	54,515	0	0	0
Predecessor Guardian Mid Cap Traditional Growth	6,523	0	0	0

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In addition, for the fiscal year ended December 31, 2025, the Predecessor fund(s) directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Predecessor funds’ subadvisers.

Predecessor Fund	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers

Predecessor Guardian Large Cap Disciplined Growth	$257,643,490	$26,529
Predecessor Guardian Core Fixed Income	0	0
Predecessor Guardian Small-Mid Cap Core	75,174,999	201,134
Predecessor Guardian Select Mid Cap Core	190,099,944	10,448
Predecessor Guardian U.S. Government/Credit	0	0
Predecessor Guardian Mid Cap Relative Value	8,766,899	30,771
Predecessor Guardian Mid Cap Traditional Growth	12,297,043	4,215

The policy of the Trust with respect to brokerage is reviewed by the Board from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

The following table sets forth the value of the Predecessor funds’ holdings of securities of the Predecessor Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of December 31, 2025.

Portfolio	Broker-Dealer	(Value ($) 000’s)
Predecessor Guardian Core Fixed Income	Barclays Capital, Inc.	1,550
Predecessor Guardian Core Fixed Income	BNP Paribas Securities Corp.	1,050
Predecessor Guardian Core Fixed Income	BofA Securities, Inc.	4,275
Predecessor Guardian Core Fixed Income	Citigroup Global Markets Inc.	4,036
Predecessor Guardian Core Fixed Income	Goldman Sachs & Co. LLC	1,968
Predecessor Guardian Core Fixed Income	J.P. Morgan Securities LLC	6,028
Predecessor Guardian Core Fixed Income	Morgan Stanley & Co. LLC	5,458
Predecessor Guardian Core Fixed Income	Wells Fargo Securities, LLC	2,807
Predecessor Guardian U.S. Government/Credit	Goldman Sachs & Co. LLC	1,062
Predecessor Guardian U.S. Government/Credit	J.P. Morgan Securities LLC	1,741
Predecessor Guardian U.S. Government/Credit	Morgan Stanley & Co. LLC	2,569
Predecessor Guardian U.S. Government/Credit	Wells Fargo Securities, LLC	1,498
Predecessor Guardian Mid Cap Relative Value	Jefferies LLC	656

The Adviser and the Subadviser and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

If determined by the Adviser or the Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadviser may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

It is possible that a Portfolio’s holdings may include securities of entities for which the Subadviser or its affiliate performs investment banking services as well as securities of entities in which the Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When the Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

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FINANCIAL STATEMENTS

As the Portfolios have not commenced operations as of the date of this SAI, as a result of the Reorganization, each Predecessor fund’s audited financial statements for the fiscal year ended December 31, 2025 are incorporated into this SAI by reference to the Predecessor funds’ Annual Financial Statements and Other Information, as filed with the SEC on Form N-CSR (the “Annual Report”). You may request a copy of the Annual Reports at no charge as follows:

If you are a contractholder in a variable annuity contract or variable life policy issued by a life insurance company affiliated with Corebridge Financial, Inc. (“Corebridge”), you may call Corebridge at (800) 445-7862 or write to SunAmerica Series Trust, P.O. Box 15570, Amarillo, Texas 79105-5570.

If you are a contractholder in a variable annuity contract issued by The Guardian Insurance & Annuity Company, Inc., you may call 1-800-830-4147 or write to Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If you are a contractholder in a variable life policy issued by The Guardian Insurance & Annuity Company, Inc., you may call 1-888-GUARDIAN (1-888-482-7342) or write to The Guardian Insurance & Annuity Company, Inc., Individual Markets, P.O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail).

GENERAL INFORMATION

Custodian

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

Transfer Agent

VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). Effective October 1, 2025, the Service Agreement provides for a combined annual payment of $1,000,000 by the Trust and SST for transfer agency and related services with an increase of 3.00% each subsequent year. Prior to October 1, 2025, the Service Agreement provided for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.

Legal Counsel

The firm of Morgan, Lewis & Bockius LLP, located at 101 Park Avenue, New York, NY 10178-0060, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Reports to Shareholders

Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Trust maintains a Board-approved portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Portfolio.

For Portfolios that operate under a master-feeder structure, each such Portfolio’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as that Portfolio operates under the master-feeder structure, that Portfolio will only disclose its holdings of its corresponding Master Fund.

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Disclosure of a Portfolio’s portfolio holdings that is not publicly available may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Portfolios and the Adviser to shareholders. Disclosure is permissible only when a Portfolio has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement. Neither the Portfolios, the Adviser or a Subadviser, nor their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about a Portfolio’s portfolio holdings.

Public Disclosures of Portfolio Holdings Information

A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis, available at www.sec.gov. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively.

The Portfolios’ annual and semiannual reports will also be available without charge on the Portfolios’ website: https://venerable.onlineprospectus.net/funds/sast_sst/

The Portfolios generally make publicly available on their website (https://venerable.onlineprospectus.net/funds/sast_sst/) portfolio holdings information as follows:

•

All Portfolios: Each Portfolio’s complete portfolio holdings (a) as of each calendar quarter-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting. A Portfolio may also periodically disclose complete or partial portfolio holdings on the Portfolios’ public website as of a specified date.

•	Fund of Funds: Each Portfolio that operates as a fund of funds that invests in affiliated funds and exchange traded funds shall disclose its complete portfolio holdings on a daily basis.

•

Money Market Funds: In accordance with Rule 2a-7 under the 1940 Act, for a period of not less than six months, beginning no later than the fifth business day of the month, a money market fund shall disclose its complete portfolio holdings as of the last business day or subsequent calendar day of the preceding month.

Non-Public Disclosures of Portfolio Characteristics, Information related to Equity Investments in Companies with Sufficiently Large Market Capitalization, and Stale Information

Each Portfolio may disclose the following to third parties on a regular basis, as frequently as daily.

•

“Portfolio characteristics” – aggregated, statistical-type information of a Portfolio or sleeve of a Portfolio that does not identify, directly or indirectly, specific portfolio holdings. Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by market capitalization range, asset class, factor, sector, industry, geography, types of bonds, bond maturities, bond coupons or bond credit quality ratings; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio or sleeve-level statistics such as yield, option-adjusted spread, maturity, duration, P/E ratio, equity delta, DV01 and median market capitalization; and (4) non-security specific attribution analyses, such as those based on sub-adviser, asset class, factor, sector, industry, geography or credit quality.

•

“Information related to equity investments in companies with sufficiently large market capitalization” – the number of shares held by the Portfolios in the aggregate of a security represented in the S&P 100 and the 100 largest market capitalization securities represented in the MSCI EAFE Index (at each reconstitution), or any other index as approved by the Portfolio’s Chief Compliance Officer, as well as the percentage of the Portfolios’ aggregate net asset value represented by such securities, subject to a minimum three-day lag.

•	“Stale information” — portfolio securities and similar instruments owned by a Portfolio as of 90 or more calendar days prior to the dissemination of such information.

“Portfolio characteristics,” “information related to equity investments in companies with sufficiently large market capitalization,” and “stale information” may be disclosed at the request of insurance companies that use the Portfolios as an investment option for its Variable Contracts (the “Insurance Companies”) for use in managing their risk under certain guarantees provided under the variable contracts. This information shall be provided to an Insurance Company solely for the limited purpose of helping the Insurance Company in a hedging program it uses for its own account to help manage its risks under the guarantees on the Variable Contracts, and only if the Insurance Company enters into a written confidentiality agreement.

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Non-Public Disclosures of Portfolio Holdings Information

Non-public information about a Portfolio’s portfolio holdings may be disclosed on a regular basis, as frequently as daily, to the Board and its counsel, and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Portfolio, where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, either by explicit agreement or by virtue of their respective duties to each Portfolio. Each Portfolio, the Adviser and any Subadviser may disclose any and all portfolio holdings information prior to public dissemination to the Portfolio’s primary service providers. Service providers include, but are not limited to, the Adviser, Subadvisers, accounting or administrative agents for the Adviser, legal counsel to the Trust, administrator, portfolio accounting provider, distributor, independent registered public accounting firm, custodian, transfer agent, proxy voting service provider, rating and ranking organizations, financial printers, pricing service vendors, legal service providers and third parties that provide analytical, statistical, or consulting services, including, in each case, affiliates of a service provider providing services for legitimate business purposes to the service provider or to the Portfolios. Non-public information about a Portfolio’s portfolio holdings also may be disclosed to a transition management service provider, provided the transition management service provider has entered into a non-disclosure or confidentiality agreement.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, a written request seeking to disclose such information must be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal department are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason, except as noted above. Reports of persons to whom portfolio holdings information is disclosed prior to public dissemination are provided to the Board on a quarterly basis. These reports include any new disclosures authorized during the prior quarter, along with a description of the basis for such authorization.

Ongoing Arrangements. The following persons, entities, or categories of person are provided selective disclosure about a Portfolio’s portfolio holdings pursuant to ongoing arrangements:

•

Subadviser. Subadvisers are continuously provided with the entire portfolio holdings for each portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, a subadviser has access only to that portion of the portfolio’s holdings that it subadvises. In the event a subadviser is engaged to assume subadvisory duties of a portfolio, the Trust routinely discloses portfolio holdings information to such subadviser prior to its assumption of duties.

•

PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

•

Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information for certain portfolios with foreign investments twice a year in order to perform PFIC Analysis. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.

•

State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio. State Street also performs certain portfolio monitoring of each Portfolio as well.

•

Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadvisers. The information provided is subject to a legal duty of confidentiality.

•

CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by Portfolio Managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.

•

RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.

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•

Eagle PACE. Eagle PACE is used on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to ‘downstream’ systems for performance, risk, compliance, websites and client reporting.

•

Eagle Star. Eagle STAR is the North American Investment Book of Records (IBOR). On an intraday basis, trades and transactions are sent into Eagle STAR. Eagle STAR will then apply the transaction/trade to funds and real-time positions are maintained. All types of equity and FX transactions/positions are sent to Eagle STAR. This includes start of day (SOD) positions and end of day (EOD) positions.

•

SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations. MFS also provides portfolio holdings information to SmartStream TLM for its services as a systems vendor.

•

Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.

•

MSCI, Inc. (“MSCI”). MSCI facilitates portfolio liquidity classifications at the position level in accordance with the Liquidity Rule (Rule 22e-4). MSCI also provides analytical services for Wellington Management and MFS and receives portfolio holdings information on a daily basis.

•	Clearwater Analytics. Clearwater Analytics performs certain operational functions for Wellington Management and receives portfolio trades and holdings information on a daily basis.

•	Commcise. Commcise Provides consulting services to MFS and receives portfolio holdings information.

•	FactSet Research Systems Inc. (“FactSet”). FactSet provides analytical services and receives portfolio holdings information on a daily basis.

•	Accenture. Accenture performs certain operational functions on behalf of Wellington Management and T.Rowe Price and has access to portfolio holdings information on a daily basis.

•	AcadiaSoft, Inc. AcadiaSoft performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•

Dynamo Software. Dynamo Software provides a technology platform to support private placement transactions, integrating the components of a private investment lifecycle into one system for Wellington Management.

•

Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

•

Manhattan Creative Partners (d/b/a “Diligent”). Marketing may provide Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent also hosts the Board’s online meeting materials.

•

Institutional Shareholder Services (“ISS”). ISS, formerly RiskMetrics Group, downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality requirements. In addition, T. Rowe Price and MFS provide fund holdings on a daily basis to ISS in their capacity as proxy service.

•

Corebridge Financial, Inc.(“Corebridge”). Corebridge, as a marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by Corebridge. Corebridge is provided with the information based on non-public holdings for each Portfolio on a daily basis.

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•	TriOptima. TriOptima performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•

The Bank of New York Mellon (“BNY Mellon”). BNY Mellon requires access to non-public information, including portfolio holdings information, on a daily basis of those Portfolios subadvised by T. Rowe Price in order to provide certain accounting services to the Portfolios.

•

Brown Brothers Harriman & Co. (“BBH”). BBH performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis. Additionally, BBH Infomediary, a division of BBH, acts as a system and data transmission vendor for MFS.

•	Confluence Technologies Inc. Confluence Technologies Inc. provides regulatory monitoring for MFS and receives portfolio holdings information on an ongoing basis.

•

Accuity Knowledge Partners (formerly Moody’s Analytics Knowledge Service). Accuity Knowledge Partners performs certain investment guideline monitoring and coding activities on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.

•	Glass, Lewis & Co. (“Glass Lewis”). Glass Lewis provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	OMGEO, LLC (“OMGEO”). OMGEO is a software vendor utilized by MFS, they receive portfolio holdings information on an ongoing basis.

•	Markit WSO Corporation (“Markit”). Markit performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.

•

Virtu ITG LLC (“Virtu”). Virtu provides an analytical tool utilized by MFS and receives portfolio holdings information on a regular basis. Virtu is also one of Invesco’s Transaction Cost Analysis (“TCA”) provider for equity transactions.

•

BestX. BestX is one of two Invesco FX TCA providers. Global EMS transaction data is sent multiple times throughout the day via a secure FTP connection to BestX for benchmark processing. BestX enhances the data with market data associated with the transaction data for performance analysis. BestX provides a secure portal for running performance analysis on the data.

•	Adroit Trading Technologies, Inc. (“Adriot”). MFS may provide Adroit with ongoing portfolio holdings information for use in its execution management system.

•	Bloomberg L.P. (“Bloomberg”). MFS provides Bloomberg with ongoing portfolio holdings for its analytical tools.

•	Broadridge Securities Processing Solutions, LLC (“Broadridge”). MFS provides Broadridge with ongoing portfolio holdings for its services as agency TBA and mortgage pool vendor.

•	OMGEO, LLC is provided ongoing portfolio holdings information by MFS for its software vendor services.

•	S&P Global Market Intelligence Inc. is provided with ongoing portfolio holdings information by MFS for use of its analytical tools.

Administration of the Portfolio Holdings Disclosure Policies

The CCO is responsible for approving the release of non-public information about a Portfolio’s portfolio holdings and monitoring compliance with the Portfolios’ portfolio holdings disclosure policies. Every violation of the portfolio holdings disclosure policies must be reported to the CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Portfolios’ Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.

Additional Information about Shareholder Voting

Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.

The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.

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The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.

With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolios’ subadvisers (or their designees).

SunAmerica has engaged the services of an independent voting firm to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes. Each Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. Accordingly, each of the Portfolios will abstain on “environmental,” “social,” and/or “social and environmental” issue proposals unless otherwise indicated in the Policies or as determined by the Proxy Voting Committee pursuant to the Policies.

The Proxy Voting Committee’s practice is generally not to vote in circumstances where, in its determination, the cost of voting exceeds the expected benefit of voting a particular proxy. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. Additional costs of voting securities which might outweigh the benefits include hiring a lawyer who practices law in a certain country; hiring a translator; traveling to the foreign country to vote the security in person; or costs associated with documents that may need to be consularized or apostilled, such as powers of attorney. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In addition, there may be certain circumstances where voting may be impossible or impractical, including but not limited to: sufficient information about a meeting proposal is not available to the Portfolios prior to the voting deadline; government sanctions are or may be in effect; and there are market-specific impediments that impair the Portfolios’ ability to cast votes, such as untimely vote cut-off dates, power of attorney and share re-registration requirements.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolios, or other sources. The Adviser or subadvisers of the Portfolios may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.

Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:

•	Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information;
•	Vote for requiring annual advisory votes on compensation;
•	Vote for shareholder proposals asking that a majority or more of directors be independent;
•	Vote against proposals to classify the board; and
•	Vote case-by-case on director nominees.

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Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.

If, however, a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the Investment Company Act of 1940, as amended) of the Portfolios or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolio’s shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website: https://venerable.onlineprospectus.net/funds/sast_sst/.

Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

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APPENDIX A – INVESTMENT PRACTICES

For reference, the following table outlines the investment practices in which the Portfolios may engage. In the event of any discrepancy between this Appendix A and the disclosures contained in the Prospectus and SAI, the latter shall prevail. The percentage limitations indicated in the charts below specify that a Portfolio may invest up to the noted percentage limitation for the specific investment.

Investment Type / Practice	SA Franklin Large Cap Disciplined Growth Portfolio	SA Franklin Mid Cap Core Portfolio	SA Franklin Core Fixed Income Portfolio
Asset-Backed Securities			X
Bank Capital Securities			X
Borrowing	X	X	X
Credit Risk Transfer Securities			X
CBOs, CLOS and Other Collateralized Debt Obligations			X
Convertible Securities	X	X
Corporate Actions	X	X	X
Counterparty and Third Party Risk	X	X	X
Cybersecurity and Artificial Intelligence Risk	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X
Defensive Instruments			X
Derivatives	X	X	X
Forward Foreign Currency Exchange Contracts	X	X	X
Options and Futures	X	X	X
Futures	X	X	X
Options	X	X
Options on Foreign Currencies	X	X	X
Options on Futures	X	X	X
Options on Securities	X	X
Options on Securities Indices	X	X
Reset Options			X
Yield Curve Options			X
Limitations on Entering into Futures Contracts and Options on Futures	X	X	X
Commodity Exchange Act Regulation
Swaps	X	X	X
Basis Swap
Credit Default Swap Agreements			X
Cross-Currency Swaps
Currency Swaps
Equity Swaps Agreements	X	X
Index Swaps	X	X	X
Inflation Swaps			X

A-1

Investment Type / Practice	SA Franklin Large Cap Disciplined Growth Portfolio	SA Franklin Mid Cap Core Portfolio	SA Franklin Core Fixed Income Portfolio
Interest Rate Caps, Collars and Floors
Interest Rate Swap Agreements			X
Mortgage Swaps			X
Options on Swaps			X
Total Return Swaps	X	X	X
Risks of Entering into Swap Agreements	X	X	X
Contracts for Difference	X	X	X
Emerging Markets
Brady Bonds
Chinese Securities
Stock Connect
Russian Securities
Equity Securities	X	X
Preferred Securities	X	X
ESG Investment Risk
Fixed Income Securities			X
Inflation-Indexed Securities			X
Lower-Rated, Fixed Income Securities			X
Municipal Securities			X
Floating Rate Obligations			X
Foreign Securities	X		X
Foreign Currency
Hybrid Instruments
Illiquid Investments			X
Income Trusts
Interfund Borrowing and Lending Program	X	X	X
Inverse Floaters
IPO Investing
Liquidity Risk Management	X	X	X
Loan Participations and Assignments			X
Master Limited Partnerships
Mortgage-Backed Securities			X
GNMA Certificates			X
FHLMC Certificates			X
FNMA Certificates			X
Conventional Mortgage Pass-Through Securities			X
Collateralized Mortgage Obligations			X

A-2

Investment Type / Practice	SA Franklin Large Cap Disciplined Growth Portfolio	SA Franklin Mid Cap Core Portfolio	SA Franklin Core Fixed Income Portfolio
Stripped Mortgage-Backed Securities			X
Municipal Bonds			X
Newly Developed Securities			X
Non-Diversified Status	X
Other Investment Companies			X
Exchange Traded Funds			X
Partnership Securities
Passive Foreign Investment Companies
Private Investments in Public Equity
Real Estate Investment Trusts	X	X	X
Recent Market Events	X	X	X
Restricted Securities			X
Reverse Repurchase Agreements
Roll Transactions	X	X	X
Sector Risk	X	X	X
Securities Lending
Short Sales
Short-Term Investments	X	X	X
Money Market Securities	X	X	X
Commercial Bank Obligations			X
Savings Association Obligations			X
Commercial Paper			X
Extendible Commercial Notes			X
Variable Amount Master Demand Notes
Corporate Bonds and Notes			X
U.S. Government Securities			X
Repurchase Agreements			X
Special Purpose Acquisition Companies
Special Situations
Standby Commitments
U.S. Government Securities			X
U.S. Treasury Inflation Protection Securities			X
Unseasoned Companies			X
Value Investing
Variable Rate Demand Notes
Warrants and Rights	X	X
When-Issued, Delayed-Delivery and Forward Commitment Securities	X	X	X
Zero-Coupon, Step-Coupon, Deferred Interest and PIK Bonds			X

A-3

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Moody’s Global Rating Scales

Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s Global Long-Term Rating Scale:

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Global Short-Term Ratings Scale:

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

B-1

Moody’s Bond Fund Assessments

Moody’s Bond Fund assessments are opinions of the maturity-adjusted credit quality of assets within the portfolio of a mutual fund, or similar investment vehicles that principally invest in fixed income obligations, and of the operational risk associated with managing the fund. In some cases, heightened operational risk may constrain a fund’s assessment, regardless of the quality of the assets within the portfolio. Bond Fund assessments exclude other risks, such as asset liquidity, interest rate, currency and any other market risk. The assessments also do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-bf	Bond Funds assessed Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds assessed Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds assessed A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds assessed Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds assessed Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds assessed B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds assessed Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds assessed Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds assessed C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.

Moody’s Money Market Fund Assessments

Moody’s Money Market Fund assessments are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-mf	Money market funds assessed at Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds assessed at Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds assessed at A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds assessed at Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds assessed at B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds assessed at C-mf are unable to meet either objective of providing liquidity or preserving capital.

B-2

S&P Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically within an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.

S&P Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B-3

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

B-4

S&P Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

B-5

S&P Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
Interest Payment: ‘i’ inactive qualifier

This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

Public information ratings: ‘pi’ qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

S&P Ratings as of December 16, 2025

B-6

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD

Restricted default. ’RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

B-7

Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.

Fitch Short-Term Ratings Assigned to Issuers or Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

B-8

Rating Outlooks and Watches

Rating Outlooks and Watches are mutually exclusive.

Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-government Support Ratings.

Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

Outlook Revision

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Additional Usage of Primary Credit Rating Scales

Expected Ratings

Where a rating is referred to as “expected,” alternatively referred to as “expects to rate,” it will have a suffix as (EXP). This suffix indicates that the assigned rating may be sensitive to (i) finalization of the terms in the draft documents or (ii) fulfilment of other contingencies at closing. For example:Expected ratings can be assigned based on the agency’s expectations regarding final documentation, typically based on a review of the draft documentation provided by the issuer. When final documentation is received, the (EXP) suffix typically will be removed and the rating updated if necessary.Fitch may also employ “expects to rate” language for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure or merger). Conversely, Fitch may choose not to append the (EXP) suffix, even if there are contingencies to fulfil, if Fitch determines that the rating is not expected to be sensitive to the manner in which, or the extent to which, any of these contingencies are fulfilled.While ratings typically only remain as “expected” for a short time, determined by timing of transaction closure, restructuring, refinancing, corporate reorganization, etc., they may still be raised, lowered or placed on Rating Watch or withdrawn. Expected Ratings are applicable to both public and private ratings.

Private Ratings

Fitch prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

B-9

“Interest-Only” Ratings

Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings

Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings

Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions and Reviews

Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)

Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade*	The rating has been raised in the scale.

Downgrade*	The rating has been lowered in the scale.

Reviewed No Action*

The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a Rating Action Commentary will not be issued.

Matured/ Paid-In-Full*

‘Matured’ - Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

‘Paid-In-Full’ - Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.

Withdrawn*	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

B-10

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Under Criteria Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. Under Criteria Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria. The status of UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated.

Criteria Observation Removed

UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met. Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.

* A Rating Action or Review must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Rating Actions, Data Actions, or changes in rating modifiers, meet this requirement. Actions or Reviews that can meet this requirement are noted with an *.

Fitch Ratings as of September 19, 2025

B-11

PART C

OTHER INFORMATION

Item 15. Indemnification.

Section 9.5 of the Registrant’s Declaration of Trust relating to the indemnification of officers and trustees is quoted below:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 16. Exhibits.

(1)	(i)	Amended and Restated Declaration of Trust, dated April 27, 2022. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 333-08653), filed on July 27, 2022 (“Post-Effective Amendment No. 58”).

	(ii)	Amended and Restated Designation of Series of Shares, dated April 17, 2025. Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 333-08653), filed on July 25, 2025 (“Post-Effective Amendment No. 61”).

	(iii)	Certificate of Amendment to Amended and Restated Declaration of Trust, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File No. 333-08653), filed on July 27, 2026 (“Post-Effective Amendment No. 65”).

(2)		Amended and Restated By-Laws, dated April 27, 2022. Incorporated herein by reference to Post-Effective Amendment No. 58.

(3)		None.

(4)		Form of Agreement and Plan of Reorganization (included as Appendix S to the Combined Prospectus/Proxy Statement included in this Registration Statement).

(5)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (1) and (2) above.

(6)	(i)	Investment Advisory and Management Agreement between the Registrant and SunAmerica Asset Management, LLC (“SunAmerica”), dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 333-08653), filed on February 24, 2026 (“Post-Effective Amendment No. 62”).

	(ii)	First Amended and Restated Master Advisory Fee Waiver Agreement, between the Registrant and SunAmerica, dated April 30, 2026. Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File No. 333-08653), filed on April 28, 2026 (“Post-Effective Amendment No. 63”).

	(iii)	Advisory Fee Waiver Agreement for the SA American Century Inflation Managed Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(iv)	Subadvisory Agreement between SunAmerica and American Century Investment Management, Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(v)	First Amended and Restated Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC, dated April 30, 2026. Incorporated herein by reference to Post-Effective Amendment No. 63.

	(vi)	Subadvisory Agreement between SunAmerica and Columbia Management Investment Advisers, LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(vii)	Subadvisory Agreement between SunAmerica and Federated MDTA LLC, dated April 30, 2026. Incorporated herein by reference to Post-Effective Amendment No. 63.

	(viii)	Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(ix)	Sub-subadvisory Agreement between Franklin Advisers, Inc. and Putnam Investment Management, LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(x)	Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management, L.P., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xi)	Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xii)	Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xiii)	Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xiv)	Subadvisory Agreement between SunAmerica and PineBridge Investments LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xv)	Subadvisory Agreement between SunAmerica and Schroder Investment Management North America Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xvi)	Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xvii)	Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xviii)	Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(xix)	Subadvisory Agreement between SunAmerica and Wellington Management Company LLP, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

(7)		Distribution Agreement between the Registrant and Directed Services LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

(8)		None.

(9)		Custody Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

(10)	(i)	Plan of Distribution Pursuant to Rule 12b-1 (Class 2 Shares) by the Registrant on behalf of its separately designated series, dated January 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 36.

	(ii)	Plan of Distribution Pursuant to Rule 12b-1 (Class 3 Shares) by the Registrant on behalf of its separately designated series, dated July 29, 2016. Incorporated herein by reference to Post-Effective Amendment No. 44.

	(iii)	Form of Plan of Distribution Pursuant to Rule 12b-1 (Class 3 Shares) adopted on July 20, 2026, by the Registrant on behalf of Class 3 shares of its separately designated series, is filed herewith.

	(iv)	Amended and Restated Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 333-08653), filed on August 26, 2002.

(11)		Opinion and Consent of Morgan Lewis & Bockius LLP, counsel for the Registrant is filed herewith.

(12)		Form of Tax Opinion and Consent of Dechert LLP, tax counsel with respect to the reorganization of a Guardian Variable Products Trust series into a series of the Registrant, is filed herewith.

(13)	(i)	Fund Participation Agreement by and among American General Life Insurance Company, the Registrant, and SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(ii)	Fund Participation Agreement by and among The United States Life Insurance Company in the City of New York, the Registrant, and SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(iii)	Fund Participation Agreement by and among The Variable Annuity Life Insurance Company, the Registrant, and SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 62.

	(iv)	Form of Fund Participation Agreement by and among The Guardian Insurance & Annuity Company, Inc., the Registrant, and SunAmerica, is filed herewith.

	(v)	Shareholder Services Agreement between the Registrant and American General Life Insurance Company, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 61.

	(vi)	Shareholder Services Agreement between the Registrant and The United States Life Insurance Company in the City of New York, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 61.

	(vii)	Shareholder Services Agreement between the Registrant and The Variable Annuity Life Insurance Company, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 61.

	(viii)	Form of Shareholder Services Agreement between the Registrant and The Guardian Insurance & Annuity Company, Inc, is filed herewith.

	(ix)	Form of Indemnification Agreement between the Registrant and Trustee. Incorporated herein by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File No. 333-08653), filed on July 27, 2023.

	(x)	Master Transfer Agency and Service Agreement among Anchor Series Trust, the Registrant, SunAmerica Series Trust and VALIC Retirement Services Company, dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 333-08653), filed on July 19, 2013 (“Post-Effective Amendment No. 36”).

	(xi)	Amendment No. 1 to the Master Transfer Agency and Service Agreement, dated October 1, 2025. Incorporated herein by reference to Post-Effective Amendment No. 62.

(14)	(i)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant, is filed herewith.

	(ii)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Target Portfolio, is filed herewith.

(15)		None.

(16)		Power of Attorney is filed herewith.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York, on the 29th day of July 2026.

SEASONS SERIES TRUST

By:	/s/ John T. Genoy
John T. Genoy
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John T. Genoy	President and Trustee	July 29, 2026
John T. Genoy	(Principal Executive Officer)

/s/ Gregory R. Kingston	Treasurer (Principal Financial and	July 29, 2026
Gregory R. Kingston	Accounting Officer)

*	Trustee and Chair	July 29, 2026
Martha B. Willis

*	Trustee	July 29, 2026
Michal Levy

*	Trustee	July 29, 2026
Tracey C. Doi

*	Trustee	July 29, 2026
Jane Jelenko

*	Trustee	July 29, 2026
Christianne Kerns

*	Trustee	July 29, 2026
Charles H. Self III

*	Trustee	July 29, 2026
Bruce G. Willison

* By:	/s/ Edward J. Gizzi	July 29, 2026
Edward J. Gizzi
Attorney-in-Fact

*	Pursuant to Power of Attorney

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

10(iii)	Form of Plan of Distribution Pursuant to Rule 12b-1 (Class 3 Shares) adopted on July 20, 2026, by the Registrant on behalf of Class 3 shares of its separately designated series.

11	Opinion and Consent of Morgan Lewis & Bockius LLP, counsel for the Registrant.

12	Form of Tax Opinion and Consent of Dechert LLP, tax counsel with respect to the reorganization of a Guardian Variable Products Trust series into a series of the Registrant.

13(iv)	Form of Fund Participation Agreement by and among The Guardian Insurance & Annuity Company, Inc., the Registrant, and SunAmerica.

13(viii)	Form of Shareholder Services Agreement between the Registrant and The Guardian Insurance & Annuity Company, Inc.

14(i)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant.

14(ii)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Target Portfolios.

16	Power of Attorney